                                                                      [LOGO]
                       WORLD EQUITY BENCHMARK SHARES-SM-                    -SM-
                             WEBS INDEX FUND, INC.

    WEBS Index Fund, Inc. (the "Fund") is an index fund consisting of separate series (each, a "WEBS Index Series"), each of which invests primarily in common stocks in an effort to track the performance of a specified foreign equity market index. The initial seventeen WEBS Index Series offered by this Prospectus are the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series and the United Kingdom WEBS Index Series.

    The investment objective of each WEBS Index Series of the initial seventeen WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International ("MSCI"). THE MSCI INDICES (AS DEFINED HEREIN) UTILIZED BY THE FUND REFLECT THE REINVESTMENT OF NET DIVIDENDS (EXCEPT FOR THE MSCI MEXICO (FREE) INDEX UTILIZED BY THE MEXICO (FREE) WEBS INDEX SERIES, WHICH REFLECTS THE REINVESTMENT OF GROSS DIVIDENDS).

    The shares of common stock of each WEBS Index Series are sometimes referred to as "World Equity Benchmark Shares-SM-" or "WEBS-SM-." The WEBS are listed for trading on the American Stock Exchange, Inc. (the "AMEX"). The non-redeemable WEBS trade on the AMEX during the day at prices that differ to some degree from their net asset value. There can be no assurance that an active trading market will develop or be maintained for the WEBS. See "Investment Considerations and Risks" for a discussion of certain investment considerations and risks that should be considered by potential investors.

    The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. EXCEPT WHEN AGGREGATED IN CREATION UNITS, WEBS ARE NOT REDEEMABLE SECURITIES OF THE FUND.

    The Fund is managed and advised by Barclays Global Fund Advisors (the "Adviser"). PFPC Inc. (the "Administrator") provides certain administrative services to each WEBS Index Series of the Fund. Funds Distributor, Inc. (the "Distributor") serves as the principal underwriter and distributor of the Fund's shares. The Distributor does not maintain a secondary market in WEBS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
       INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
                                    AGENCY.

    This Prospectus sets forth the information about the Fund that an investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated January 15, 1997 provides further discussion of certain topics referred to in this Prospectus and other matters which may be of interest to investors. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to the Fund or the Distributor. The Fund's and each WEBS Index Series' address is WEBS Index Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                  DISTRIBUTOR:
                            FUNDS DISTRIBUTOR, INC.
                   INVESTOR INFORMATION: 1-800-810-WEBS(9327)
                       PROSPECTUS DATED JANUARY 15, 1997

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SHARES IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.
                            ------------------------

    DEALERS EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.
                            ------------------------

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Prospectus Summary.........................................................................................           3
Summary of Fund Expenses...................................................................................           6
Financial Highlights.......................................................................................          13
The Fund and its WEBS Index Series.........................................................................          15
  WEBS Index Fund, Inc. and its Investment Objective.......................................................          15
  World Equity Benchmark Shares: "WEBS"....................................................................          16
  Who Should Invest?.......................................................................................          16
  Investment Policies......................................................................................          16
  Implementation of Policies...............................................................................          18
  Investment Limitations...................................................................................          20
  The Benchmark MSCI Indices Utilized by the WEBS Index Series.............................................          21
  Management of the Fund...................................................................................          30
  Exchange Listing and Trading of WEBS.....................................................................          33
  Investment Considerations and Risks......................................................................          34
  Determination of Net Asset Value.........................................................................          36
  Creation Units...........................................................................................          37
  Purchase and Issuance of WEBS in Creation Units..........................................................          38
  Redemption of WEBS in Creation Units.....................................................................          38
  Dividends and Capital Gains Distributions................................................................          39
  Tax Matters..............................................................................................          39
  Book-Entry Only System...................................................................................          41
  Performance..............................................................................................          42
  General Information......................................................................................          42
  Available Information....................................................................................          43

                            ------------------------

    "World Equity Benchmark Shares" and "WEBS" are service marks of Morgan Stanley Group Inc. used under license by the Fund. "MSCI" and "MSCI Indices" are service marks of Morgan Stanley & Co. Incorporated used under license by the Fund.

                               PROSPECTUS SUMMARY

The Fund and its WEBS Index
 Series...........................  WEBS Index Fund, Inc. (the "Fund") is an index fund con-
                                    sisting of separate series (each, a "WEBS Index
                                    Series"), the Australia WEBS Index Series, the Austria
                                    WEBS Index Series, the Belgium WEBS Index Series, the
                                    Canada WEBS Index Series, the France WEBS Index Series,
                                    the Germany WEBS Index Series, the Hong Kong WEBS Index
                                    Series, the Italy WEBS Index Series, the Japan WEBS
                                    Index Series, the Malaysia WEBS Index Series, the Mexico
                                    (Free) WEBS Index Series, the Netherlands WEBS Index
                                    Series, the Singapore (Free) WEBS Index Series, the
                                    Spain WEBS Index Series, the Sweden WEBS Index Series,
                                    the Switzerland WEBS Index Series and the United Kingdom
                                    WEBS Index Series.
Investment Objective of the WEBS
 Index Series.....................  The investment objective of each WEBS Index Series of the initial seventeen WEBS Index Series is to seek to
                                    provide investment results that correspond generally to
                                    the price and yield performance of publicly traded
                                    securities in the aggregate in particular markets, as
                                    represented by a particular foreign equity securities
                                    index compiled by Morgan Stanley Capital International
                                    ("MSCI"). Such indices are referred to herein as "MSCI
                                    Indices." THE MSCI INDICES UTILIZED BY THE FUND REFLECT
                                    THE REINVESTMENT OF NET DIVIDENDS (EXCEPT FOR THE MSCI
                                    MEXICO (FREE) INDEX UTILIZED BY THE MEXICO (FREE) WEBS
                                    INDEX SERIES, WHICH REFLECTS THE REINVESTMENT OF GROSS
                                    DIVIDENDS).
WEBS..............................  The shares issued in respect of each WEBS Index Series are referred to as "World Equity Benchmark Shares" or
                                    "WEBS." WEBS of a WEBS Index Series are issued by the
                                    Fund only in large aggregations of WEBS called "Creation
                                    Units" on a continuous basis through the Distributor at
                                    their net asset value next determined after receipt of
                                    an order. WEBS are not offered by the Fund in less than
                                    Creation Unit aggregations, but shares of WEBS may be
                                    bought or sold in the secondary market. EXCEPT WHEN
                                    AGGREGATED IN CREATION UNITS, WEBS ARE NOT REDEEMABLE
                                    SECURITIES OF THE FUND.
Exchange Listing and Trading of
 WEBS.............................  The WEBS have been listed for secondary market trading on the American Stock Exchange, Inc. A "round lot" of
                                    WEBS is 100 shares. At December 31, 1996, the closing
                                    price per share of the WEBS of each WEBS Index Series
                                    was between $10 1/2 (Austria WEBS Index Series) and
                                    $19 9/16 (Netherlands WEBS

                                    Index Series) although there can be no assurance of this
                                    price range or that an active trading market will
                                    develop or be maintained for WEBS of a particular WEBS
                                    Index Series.
Who Should Invest?................  WEBS are designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio
                                    of equity securities of companies located in the country
                                    of the subject MSCI Index. Unlike equity mutual funds
                                    that seek to "beat" market averages with unpredictable
                                    results, the WEBS Index Series seek to provide
                                    investment results that correspond generally to the
                                    price and yield performance of their respective
                                    benchmark indices. See "Investment Considerations and
                                    Risks" for a discussion of certain investment
                                    considerations and risks that should be considered by
                                    potential investors.
Fund Management...................  ADVISER.  Barclays Global Fund Advisors is the Adviser
                                    to the Fund and, subject to the supervision of the Board
                                    of Directors of the Fund, is responsible for the
                                    investment management of each WEBS Index Series.
                                    ADMINISTRATOR.  PFPC Inc. is the Administrator of the
                                    Fund, and performs certain clerical, fund accounting,
                                    recordkeeping and bookkeeping services in such capacity.
                                    DISTRIBUTOR.  Funds Distributor, Inc. is the Distributor
                                    of WEBS in Creation Unit aggregations.
                                    CUSTODIAN AND LENDING AGENT.  Morgan Stanley Trust Com-
                                    pany serves as the Custodian for the cash and portfolio
                                    securities of each WEBS Index Series, as well as Lending
                                    Agent of the portfolio securities of each WEBS Index
                                    Series.

    THE MSCI INDICES ARE THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"). MORGAN STANLEY CAPITAL INTERNATIONAL IS A SERVICE MARK OF MORGAN STANLEY AND HAS BEEN LICENSED FOR USE BY WEBS INDEX FUND, INC. ("LICENSEE"). THE MSCI INDICES ARE DETERMINED, COMPOSED AND CALCULATED BY CAPITAL INTERNATIONAL PERSPECTIVE S.A. ("CIPSA"), A SUBSIDIARY OF CAPITAL INTERNATIONAL S.A.

    WORLD EQUITY BENCHMARK SHARES ARE NOT SPONSORED, ENDORSED, OR PROMOTED BY MORGAN STANLEY. MORGAN STANLEY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY, OR IN THE WEBS OF ANY WEBS INDEX SERIES PARTICULARLY, OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK GENERAL STOCK MARKET PERFORMANCE. MORGAN STANLEY IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MORGAN STANLEY, INCLUDING THE MORGAN STANLEY CAPITAL INTERNATIONAL SERVICE MARK ("MSCI") WHICH MARK IS ASCRIBED TO THE INDICES CREATED BY CIPSA AND LICENSED TO MORGAN STANLEY. THE MSCI INDICES IDENTIFIED HEREIN ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE WEBS OF ANY WEBS INDEX SERIES OR THE ISSUER THEREOF. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OF THE WEBS OF ANY WEBS INDEX SERIES OR THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING, IN THE CASE OF CIPSA, OR DISSEMINATING, IN THE CASE OF MORGAN STANLEY, THE RESPECTIVE MSCI INDICES. NEITHER MORGAN STANLEY NOR CIPSA IS RESPONSIBLE FOR, NOR HAVE THEY PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF THE WEBS OF ANY WEBS INDEX SERIES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE WEBS OF ANY WEBS INDEX SERIES ARE REDEEMABLE. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE WEBS OF ANY WEBS INDEX SERIES.

    ALTHOUGH CIPSA SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES WHICH IT CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR CIPSA GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF ANY MSCI INDEX OBTAINED FROM INDEPENDENT SOURCES. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER ANY LICENSE AGREEMENT OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MSCI INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR CIPSA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
                           --------------------------

    The information contained herein regarding MSCI, the MSCI Indices, local securities markets and Depository Trust Company ("DTC") was obtained from publicly available sources.

                            SUMMARY OF FUND EXPENSES

    The purpose of the following tables is to assist investors in understanding the various costs and expenses an investor will bear directly and indirectly with respect to each WEBS Index Series of the Fund. The tables show all expenses and fees the Fund is expected to incur. "Other Expenses" are based on estimated amounts for the current fiscal year expressed as a percent of average net assets. The examples set forth below are presented for an investment of $1,000 (see next paragraph) as required by rules of the SEC. THE EXAMPLES IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The notes to the tables and the information under "Explanation of Tables" should be carefully reviewed when reading the tables.

    As of December 9, 1996, the values of the portfolio of index securities comprising a deposit of a designated portfolio of equity securities constituting an optimized representation of the subject MSCI Index ("Deposit Securities") for an in-kind purchase or redemption of a Creation Unit of WEBS of each WEBS Index Series were as follows: the Australia WEBS Index Series, $2,050,718.33; the Austria WEBS Index Series, $1,001,520.67; the Belgium WEBS Index Series, $601,708.85; the Canada WEBS Index Series, $1,231,102.35; the France WEBS Index Series, $2,758,571.94; the Germany WEBS Index Series, $4,167,938.77; the Hong Kong WEBS Index Series, $1,141,766.67; the Italy WEBS Index Series, $2,164,542.74; the Japan WEBS Index Series, $8,311,542.47; the Malaysia WEBS Index Series, $1,086,457.74; the Mexico (Free) WEBS Index Series, $1,055,811.92; the Netherlands WEBS Index Series, $905,929.91; the Singapore (Free) WEBS Index Series, $1,137,574.01; the Spain WEBS Index Series, $1,175,533.41; the Sweden WEBS Index Series, $1,239,880.87; the Switzerland WEBS Index Series, $1,474,639.98; and the United Kingdom WEBS Index Series, $2,786,215.81. The foregoing values are based on information available on December 9, 1996. The actual dollar values on any particular day will fluctuate and may be greater or less than such values. For additional information, please refer to "Creation Units" on page 37 of this Prospectus.

                                      AUSTRALIA
                                      WEBS INDEX    AUSTRIA WEBS   BELGIUM WEBS   CANADA WEBS    FRANCE WEBS
                                        SERIES      INDEX SERIES   INDEX SERIES   INDEX SERIES   INDEX SERIES
                                     ------------   ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None           None
  Maximum Transaction Fee (a) for
   Purchase of one Creation Unit of
   WEBS:
    In-kind and Cash Purchases
     (b)...........................     $2,400         $2,200         $1,800         $4,400         $4,000
    Additional Variable Charge for
     Cash Purchases (NOTE - The
     Fund will not ordinarily
     permit cash purchases.)(b)....       .60%           .67%           .30%           .30%           .25%
  Deferred Sales Load..............       None           None           None           None           None
  Maximum Redemption Transaction
   Fee (a) for Redemption of one
   Creation Unit of WEBS:
    In-kind and Cash Redemptions
     (c)...........................     $2,400         $2,200         $1,800         $4,400         $4,000
    Additional Variable Charge for
     Cash Redemptions (NOTE - The
     Fund will not ordinarily
     permit cash
     redemptions.)(c)..............       .60%           .67%           .30%           .30%           .25%
B. Annual Series Operating Expenses
   (as a percentage of average net
   assets)
  Management Fees..................       .27%           .27%           .27%           .27%           .27%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%           .25%
  Other Expenses, after fee
   deferrals*......................       .66%           .81%           .77%           .61%           .66%
                                     ------------   ------------   ------------   ------------   ------------
  Total Operating Expenses, after
   fee deferrals...................      1.18%          1.33%          1.29%          1.13%          1.18%
                                     ------------   ------------   ------------   ------------   ------------
                                     ------------   ------------   ------------   ------------   ------------

                                                     HONG KONG
                                     GERMANY WEBS    WEBS INDEX     ITALY WEBS     JAPAN WEBS
                                     INDEX SERIES      SERIES      INDEX SERIES   INDEX SERIES
                                     ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None
  Maximum Transaction Fee (a) for
   Purchase of one Creation Unit of
   WEBS:
    In-kind and Cash Purchases
     (b)...........................     $2,900         $3,400         $2,300        $ 8,900
    Additional Variable Charge for
     Cash Purchases (NOTE - The
     Fund will not ordinarily
     permit cash purchases.)(b)....       .25%           .60%           .30%           .15%
  Deferred Sales Load..............       None           None           None           None
  Maximum Redemption Transaction
   Fee (a) for Redemption of one
   Creation Unit of WEBS:
    In-kind and Cash Redemptions
     (c)...........................     $2,900         $3,400         $2,300        $ 8,900
    Additional Variable Charge for
     Cash Redemptions (NOTE - The
     Fund will not ordinarily
     permit cash
     redemptions.)(c)..............       .25%           .60%           .30%           .40%
B. Annual Series Operating Expenses
   (as a percentage of average net
   assets)
  Management Fees..................       .27%           .27%           .27%           .27%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%
  Other Expenses, after fee
   deferrals*......................       .65%           .68%           .63%           .59%
                                     ------------   ------------   ------------   ------------
  Total Operating Expenses, after
   fee deferrals...................      1.17%          1.20%          1.15%          1.11%
                                     ------------   ------------   ------------   ------------
                                     ------------   ------------   ------------   ------------

* Other Expenses are estimates only.

NOTE: ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE AMOUNTS SHOWN.

                                                       MEXICO                      SINGAPORE
                                       MALAYSIA        (FREE)      NETHERLANDS       (FREE)
                                      WEBS INDEX     WEBS INDEX     WEBS INDEX     WEBS INDEX
                                        SERIES         SERIES         SERIES         SERIES
                                     ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None
  Maximum Transaction Fee (a) for
   Purchase of one Creation Unit of
   WEBS:
    In-kind and Cash Purchases
     (b)...........................     $8,500         $2,700         $2,000         $2,200
    Additional Variable Charge for
     Cash Purchases (NOTE - The
     Fund will not ordinarily
     permit cash purchases.) (b)...      1.07%           .50%           .25%          1.30%
  Deferred Sales Load..............       None           None           None           None
  Maximum Redemption Transaction
   Fee (a) for Redemption of one
   Creation Unit of WEBS:
    In-kind and Cash Redemptions
     (c)...........................     $5,500         $2,700         $2,000         $2,200
    Additional Variable Charge for
     Cash Redemptions (NOTE - The
     Fund will not ordinarily
     permit cash redemptions.)
     (c)...........................      1.07%           .50%           .25%          1.30%
B. Annual Series Operating Expenses
   (as a percentage of average net
   assets)
  Management Fees..................       .27%           .27%           .27%           .27%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%
  Other Expenses, after fee
   deferrals*......................       .67%           .82%           .67%           .66%
                                     ------------   ------------   ------------   ------------
  Total Operating Expenses, after
   fee deferrals...................      1.19%          1.34%          1.19%          1.18%
                                     ------------   ------------   ------------   ------------
                                     ------------   ------------   ------------   ------------


                                                                   SWITZERLAND       UNITED
                                      SPAIN WEBS    SWEDEN WEBS     WEBS INDEX    KINGDOM WEBS
                                     INDEX SERIES   INDEX SERIES      SERIES      INDEX SERIES
                                     ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None
  Maximum Transaction Fee (a) for
   Purchase of one Creation Unit of
   WEBS:
    In-kind and Cash Purchases
     (b)...........................     $2,300         $2,900         $2,100         $5,900
    Additional Variable Charge for
     Cash Purchases (NOTE - The
     Fund will not ordinarily
     permit cash purchases.) (b)...       .25%           .30%           .40%           .25%
  Deferred Sales Load..............       None           None           None           None
  Maximum Redemption Transaction
   Fee (a) for Redemption of one
   Creation Unit of WEBS:
    In-kind and Cash Redemptions
     (c)...........................     $2,300         $2,900         $2,100         $5,900
    Additional Variable Charge for
     Cash Redemptions (NOTE - The
     Fund will not ordinarily
     permit cash redemptions.)
     (c)...........................       .45%           .30%           .40%           .75%
B. Annual Series Operating Expenses
   (as a percentage of average net
   assets)
  Management Fees..................       .27%           .27%           .27%           .27%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%
  Other Expenses, after fee
   deferrals*......................       .73%           .71%           .71%           .63%
                                     ------------   ------------   ------------   ------------
  Total Operating Expenses, after
   fee deferrals...................      1.25%          1.23%          1.23%          1.15%
                                     ------------   ------------   ------------   ------------
                                     ------------   ------------   ------------   ------------

* Other Expenses are estimates only.

NOTE: ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE AMOUNTS SHOWN.

------------------------
(a) In addition to Transaction Fees shown, an investor purchasing a Creation Unit of WEBS will bear the costs of transferring the securities in the Portfolio Deposit (defined herein) to the Fund and an investor redeeming Creation Units will bear the costs of transferring securities in the Portfolio Deposit from the Fund to the investor. In each case, such costs will include settlement and custody charges, registration costs, transfer taxes and similar charges. As some of such costs are fixed, the cost of transferring Deposit Securities relating to multiple Creation Units of WEBS of the same WEBS Index Series may be proportionally less than the cost of transferring Deposit Securities relating to one Creation Unit. See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units."

(b) Paid to the Fund to offset transaction costs incurred by each WEBS Index Series in connection with the issuance of a Creation Unit. The purchase transaction fee is not a sales charge. The purchase transaction fees listed are the fees expected to be imposed in connection with the purchase of Creation Units of a given WEBS Index Series. The basic purchase transaction fees for in-kind and cash purchases are the same no matter how many Creation Units of a given WEBS Index Series are being purchased pursuant to any one purchase order except in the case of the Malaysia WEBS Index Series where the amount shown reflects inclusion of a variable charge based on the total market value of one Creation Unit of the relevant WEBS Index Series. The variable charge represents stamp duty or "put through" fees imposed when securities are delivered in the local market. The charge for Malaysia is .30% of market value. The Fund may adjust such fees from time to time based upon actual experience. Cash purchases of Creation Units, when available, are also subject to an Additional Variable Charge, expressed as a percentage of the value of the Portfolio Deposit. The Fund will not ordinarily permit cash purchases. See "Purchase and Issuance of WEBS in Creation Units."

(c) Paid to the Fund to offset transaction costs incurred by each WEBS Index Series in connection with the redemption of a Creation Unit. The redemption transaction fees listed are the fees expected to be imposed in connection with the redemption of Creation Units of a given WEBS Index Series. The basic redemption transaction fees are the same no matter how many Creation Units of a given WEBS Index Series are being redeemed pursuant to any one redemption request. The Fund may adjust such fees from time to time based upon actual experience. Cash redemptions of Creation Units, when available, are also subject to an Additional Variable Charge, expressed as a percentage of the value of the Creation Unit(s) being redeemed. The Fund does not ordinarily permit cash redemptions. See "Redemption of WEBS in Creation Units."

(d) All payments by the Fund to the Distributor to compensate the Distributor will be made pursuant to the Fund's 12b-1 Plan. All amounts payable under the 12b-1 Plan will not exceed, on an annualized basis, .25% of the Fund's average daily net assets. See "Management of the Fund -- Distributor." A long-term shareholder of a WEBS Index Series may pay more in total sales charges than the economic equivalent of the maximum front-end sales charges otherwise permitted by the rules of the National Association of Securities Dealers, Inc. In addition, the Distributor has entered into agreements whereby certain broker-dealers and/or their salespersons may receive a portion of the 12b-1 fee to compensate them for their distribution of WEBS and/or for services provided to their shareholders or to the Fund. For additional information on these compensation arrangements, see "Investment Advisory, Management, Administrative and Distribution Services -- The Distributor" in the Statement of Additional Information.

EXPLANATION OF TABLES

A. Shareholder Transaction Expenses are charges that investors pay to buy or sell Creation Units of the Fund. The figures in the table are estimates and actual shareholder transaction expenses may vary from such estimates. See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units" in this Prospectus and in the Statement of Additional Information for an explanation of how these charges apply.

B. Annual Series Operating Expenses are based on estimated "Other Expenses." The estimates of "Other Expenses" and "Total Operating Expenses" have been updated from those included in the Fund's initial prospectus to reflect the assumed level of average daily net assets of the Fund and the administration fee deferral arrangements referred to below. Actual expenses may vary from these estimates and will be affected by, among other things, the levels of average net assets of a WEBS Index Series and the Fund. Management fees are paid to the Adviser to provide each WEBS Index Series with investment advisory, management and certain administrative services. Fees paid to the Administrator to provide the Fund with administrative and fund accounting services are included in "Other Expenses," and are estimated based on assumed average daily net assets of all WEBS Index Series of $500 million in fiscal 1997 and individual asset levels of: Australia WEBS Index Series $20,534,200; Austria WEBS Index Series $4,008,276; Belgium WEBS Index Series $4,806,122; Canada WEBS Index Series $48,015,036; France WEBS Index Series $21,783,716; Germany WEBS Index Series $24,819,241; Hong Kong WEBS Index Series $20,185,041; Italy WEBS Index Series $55,353,579; Japan WEBS Index Series $162,954,141; Malaysia WEBS Index Series $33,997,398; Mexico (Free) WEBS Index Series $15,530,980; Netherlands WEBS Index Series $14,555,320; Singapore (Free) WEBS Index Series $20,430,000; Spain WEBS Index Series $7,013,979; Sweden WEBS Index Series $9,773,238; Switzerland WEBS Index Series $8,695,119; and United Kingdom WEBS Index Series $27,544,614. From time to time, the Administrator may waive the administration fees otherwise payable to it or may reimburse the Fund for its operating expenses. The Administrator has agreed to defer a portion of its fees. In the absence of this fee deferral, it is estimated that "Other Expenses" and "Total Operating Expenses," respectively, for each WEBS Index Series would equal approximately as follows: Australia WEBS Index Series .70% and 1.22%; Austria WEBS Index Series .85% and 1.37%; Belgium WEBS Index Series .81% and 1.33%; Canada WEBS Index Series .65% and 1.17%; France WEBS Index Series .71% and 1.23%; Germany WEBS Index Series .70% and 1.22%; Hong Kong WEBS Index Series .73% and 1.25%; Italy WEBS Index Series .67% and 1.19%; Japan WEBS Index Series .63% and 1.15%; Malaysia WEBS Index Series .72% and 1.24%; Mexico (Free) WEBS Index Series .87% and 1.39%; Netherlands WEBS Index Series .71% and 1.23%; Singapore (Free) WEBS Index Series .70% and 1.22%; Spain WEBS Index Series .77% and 1.29%; Sweden WEBS Index Series .75% and 1.27%; Switzerland WEBS Index Series .75% and 1.27%; and United Kingdom WEBS Index Series .67% and 1.19%. The Fund is unable to accurately predict future net asset levels. As of the date of this prospectus, management believes that repayment of the deferred amount is not considered to be probable based on the net assets of the Fund. Distribution fees are paid to the Distributor, to compensate the Distributor and/or reimburse it for certain expenses and for payments made to dealers and other persons providing distribution, marketing and shareholder services to the Fund. See "Management of the Fund" for additional information.

EXAMPLES OF EXPENSES

(a) WEBS in less than Creation Units are not redeemable. The Fund redeems Creation Units principally on an in-kind basis for Deposit Securities. See "Redemption of WEBS in Creation Units" herein and in the Statement of Additional Information. If an investor were permitted to purchase and redeem less than a Creation Unit of WEBS on an in-kind basis, such investor would pay the following expenses on a $1,000 investment (payment with a deposit of Deposit Securities), assuming (1) a 5% annual return and (2) redemption (delivery of Deposit Securities), at the end of each indicated time period:

                                                                                                1 YEAR      3 YEARS
                                                                                                  ($)         ($)
                                                                                               ---------  -----------
   Australia WEBS Index Series...............................................................      14.28       39.67
   Austria WEBS Index Series.................................................................      17.78       46.28
   Belgium WEBS Index Series.................................................................      18.92       46.56
   Canada WEBS Index Series..................................................................      18.60       42.88
   France WEBS Index Series..................................................................      14.86       40.24
   Germany WEBS Index Series.................................................................      13.28       38.47
   Hong Kong WEBS Index Series...............................................................      18.09       43.85
   Italy WEBS Index Series...................................................................      13.81       38.57
   Japan WEBS Index Series...................................................................      13.42       37.34
   Malaysia WEBS Index Series................................................................      24.83       50.26
   Mexico (Free) WEBS Index Series...........................................................      18.34       47.04
   Netherlands WEBS Index Series.............................................................      16.38       41.95
   Singapore (Free) WEBS Index Series........................................................      15.77       41.14
   Spain WEBS Index Series...................................................................      16.53       43.37
   Sweden WEBS Index Series..................................................................      17.11       43.52
   Switzerland WEBS Index Series.............................................................      15.33       41.76
   United Kingdom WEBS Index Series..........................................................      15.86       40.59

(b) Such an investor would pay the following expenses on the same investment, assuming no redemptions:

                                                                                                1 YEAR      3 YEARS
                                                                                                  ($)         ($)
                                                                                               ---------  -----------
   Australia WEBS Index Series...............................................................      13.14       38.53
   Austria WEBS Index Series.................................................................      15.64       44.14
   Belgium WEBS Index Series.................................................................      16.01       43.65
   Canada WEBS Index Series..................................................................      15.04       39.31
   France WEBS Index Series..................................................................      13.43       38.81
   Germany WEBS Index Series.................................................................      12.59       37.78
   Hong Kong WEBS Index Series...............................................................      15.14       40.90
   Italy WEBS Index Series...................................................................      12.76       37.52
   Japan WEBS Index Series...................................................................      12.36       36.28
   Malaysia WEBS Index Series................................................................      19.80       45.23
   Mexico (Free) WEBS Index Series...........................................................      15.97       44.67
   Netherlands WEBS Index Series.............................................................      14.24       39.81
   Singapore (Free) WEBS Index Series........................................................      13.88       39.25
   Spain WEBS Index Series...................................................................      14.62       41.45
   Sweden WEBS Index Series..................................................................      14.81       41.21
   Switzerland WEBS Index Series.............................................................      13.92       40.35
   United Kingdom WEBS Index Series..........................................................      13.78       38.51

    The examples above illustrate the estimated expenses associated with a $1,000 investment in a Creation Unit of WEBS on an in-kind basis over periods of 1 and 3 years, based on the expenses in the table and an assumed annual rate of return of 5%. The presentation of a $1,000 investment in a Creation Unit is for illustration purposes only, as WEBS may only be purchased from the Fund or redeemed by the Fund in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only and should not be considered indications of expected WEBS Index Series expenses or performance, both of which may vary. The expenses associated with a $1,000 investment in WEBS include a pro rata portion of shareholder transaction expenses associated with the purchase or sale of a Creation Unit, which would have been valued as of December 9, 1996 at between $601,708.85 and $8,311,542.47, depending on the WEBS Index Series, assuming for this purpose that the net asset value of a Creation Unit was the same as the value of the Deposit Securities as of such date. See the second paragraph under Summary of Fund Expenses.

FOR THE PERIOD MARCH 12, 1996* THROUGH AUGUST 31, 1996
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following financial highlights for each WEBS Index Series have been derived from the financial statements of the Fund for the fiscal period ended August 31, 1996. The financial highlights for the fiscal period ended August 31, 1996 have been audited by Ernst & Young, LLP, independent auditors, whose report on the financial statements and financial highlights of the Fund is incorporated by reference in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained free of charge by calling the Distributor at 1-800-810-WEBS (9327).

                           AUSTRALIA    AUSTRIA     BELGIUM     CANADA      FRANCE      GERMANY    HONG KONG     ITALY       JAPAN
                             WEBS        WEBS        WEBS        WEBS        WEBS        WEBS        WEBS        WEBS        WEBS
                             INDEX       INDEX       INDEX       INDEX       INDEX       INDEX       INDEX       INDEX       INDEX
                            SERIES      SERIES      SERIES      SERIES      SERIES      SERIES      SERIES      SERIES      SERIES
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Per Share Operating
 Performance
  Net asset value,
   beginning of period
   (1)...................  $  9.95     $ 10.91     $ 14.92     $ 10.17     $ 12.42     $ 13.23     $ 12.83     $ 13.62     $ 14.79
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net Investment
   Income/(loss) (+).....     0.10        0.04        0.40        0.04        0.17        0.06        0.15        0.25       (0.07)
  Net realized and
   unrealized gain/(loss)
   on investments,
   foreign currency
   related transactions,
   and translation of
   other assets and
   liabilities
   denominated in foreign
   currencies............     0.29       (0.41)       0.36        0.43        0.45        0.47        0.27        0.31       (0.39)
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Net
     increase/(decrease)
     in net assets
     resulting from
     operations..........     0.39       (0.37)       0.76        0.47        0.62        0.53        0.42        0.56       (0.46)
Less distributions
  Dividends from net
   investment income.....    (0.08)      (0.02)      (0.54)      (0.03)      (0.09)      (0.03)      (0.13)      (0.14)         --
  Dividends from excess
   of net investment
   income................    (0.05)      (0.01)      (0.09)      (0.01)      (0.01)      (0.01)      (0.02)      (0.03)         --
  Distributions from net
   realized capital
   gains.................    (0.02)      (0.03)      (0.06)         --        0.00**        --       (0.01)      (0.14)         --
  Distributions from
   excess of net realized
   gains.................       --          --          --        0.00**        --       (0.01)         --          --          --
  Return of capital......    (0.04)      (0.08)         --        0.00**     (0.21)      (0.07)      (0.04)      (0.08)         --
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total dividends and
     distributions.......    (0.19)      (0.14)      (0.69)      (0.04)      (0.31)      (0.12)      (0.20)      (0.39)         --
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net asset value, end of
   period................  $ 10.15     $ 10.40     $ 14.99     $ 10.60     $ 12.73     $ 13.64     $ 13.05     $ 13.79     $ 14.33
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Investment Return
 (2)(4)..................     3.88%      (3.39)%      5.01%       4.63%       4.95%       4.00%       3.22%       4.11%      (3.11)%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's).....  $12,177     $13,520     $ 1,800     $13,776     $22,930     $28,664     $ 7,845     $35,170     $103,164
  Ratios of expenses to
   average net assets
   (3)(5)................     1.59%       1.56%       2.29%       1.44%       1.84%       1.68%       1.52%       1.43%       1.37%
  Ratios of net
   investment
   income/(loss) to
   average net assets
   (3)(5)................     2.18%       0.87%       5.67%       0.79%       2.72%       1.00%       2.37%       3.69%      (1.01)%
  Portfolio turnover
   (4)(6)................     8.84%       9.60%       6.25%       0.00%       0.00%       0.00%       0.00%      19.80%      21.54%
  Average commission rate
   paid..................  $0.0085     $0.2986     $0.4327          --     $0.3956          --     $0.0007     $0.0046     $0.0152

   *  Commencement of operations.
  **  Less than one cent per share.
   +  Based on average shares outstanding throughout the period.
 (1)  Net asset value per share on March 12, 1996 (commencement of operations).
 (2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
 (3)  Annualized
 (4)  Not Annualized
 (5)  Includes voluntary waivers by the AMEX. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses
      to average net
      assets before
      waivers (3).........     1.60%      1.57%      2.30%      1.45%      1.85%      1.69%      1.53%      1.44%      1.38%
      Ratios of net
      investment
      income/(loss) to
      average net assets
      before waivers
      (3).................     2.17%      0.86%      5.66%      0.78%      2.71%      0.99%      2.36%      3.68%     (1.02)%
 (6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in
      Creation Unit(s).

                                             MEXICO                 SINGAPORE                                        UNITED
                                MALAYSIA     (FREE)     NETHERLANDS  (FREE)       SPAIN      SWEDEN     SWITZERLAND  KINGDOM
                                  WEBS        WEBS        WEBS        WEBS        WEBS        WEBS        WEBS        WEBS
                                  INDEX       INDEX       INDEX       INDEX       INDEX       INDEX       INDEX       INDEX
                                 SERIES      SERIES      SERIES      SERIES      SERIES      SERIES      SERIES      SERIES
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Per Share Operating
 Performance

  Net asset value, beginning
   of period (1)..............  $ 13.24     $  9.95     $ 15.91     $ 12.24     $ 13.28     $ 13.22     $ 12.07     $ 12.14
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net Investment Income/(loss)
   (+)........................    (0.02)       0.00**      0.24        0.04        0.14        0.20        0.08        0.21
  Net realized and unrealized
   gain/(loss) on investments,
   foreign currency related
   transactions, and
   translation of other assets
   and liabilities denominated
   in foreign currencies......     0.59        1.59        1.54       (0.86)       0.98        1.67        0.24        1.06
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Net increase/(decrease) in
     net assets resulting from
     operations...............     0.57        1.59        1.78       (0.82)       1.12        1.87        0.32        1.27

Less distributions
  Dividends from net
   investment income..........       --          --       (0.14)      (0.03)      (0.18)      (0.23)      (0.10)      (0.20)
  Dividends from excess of net
   investment income..........       --       (0.01)      (0.01)      (0.01)         --       (0.07)         --       (0.03)
  Distributions from net
   realized capital gains.....       --          --       (0.08)         --       (0.13)      (0.12)         --        0.00**
  Distributions from excess of
   net realized gains.........       --          --       (0.01)         --          --          --          --          --
  Return of capital...........    (0.01)      (0.01)      (0.09)         --          --          --          --       (0.03)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total dividends and
     distributions............    (0.01)      (0.02)      (0.33)      (0.04)      (0.31)      (0.42)      (0.10)      (0.26)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net asset value, end of
   period.....................  $ 13.80     $ 11.52     $ 17.36     $ 11.38     $ 14.09     $ 14.67     $ 12.29     $ 13.15
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Investment Return
 (2)(4).......................     4.28%      15.93%      11.19%      (6.73)%      8.45%      14.13%       2.60%      10.41%

Ratios/Supplemental Data
  Net assets, end of period
   (in 000's).................  $ 9,318     $ 5,759     $ 6,962     $ 9,107     $ 4,227     $ 4,400     $ 6,158     $15,790
  Ratios of expenses to
   average net assets
   (3)(5).....................     1.58%       1.75%       1.63%       1.56%       1.76%       1.75%       1.82%       1.61%
  Ratios of net investment
   income/(loss) to average
   net assets (3)(5)..........    (0.35%)      0.01%       2.93%       0.69%       2.04%       3.05%       1.39%       3.62%
  Portfolio turnover (4)(6)...     0.00%       0.00%       4.32%      26.29%       4.73%       5.87%      17.06%       0.00%
  Average commission rate
   paid.......................       --          --     $0.0651     $0.0118     $0.0723     $0.0561     $0.7852          --

   *  Commencement of operations.
  **  Less than one cent per share.
   +  Based on average shares outstanding throughout the period.
 (1)  Net asset value per share on March 12, 1996 (commencement of operations).
      Total investment return is calculated assuming a purchase of capital stock at net asset value per share
 (2)  on the first day and a sale at the net asset value per share on the last day of the period reported.
      Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
 (3)  Annualized
 (4)  Not Annualized
 (5)  Includes voluntary waivers by the AMEX. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses
      to average net
      assets before
      waivers (3).........     1.59%       1.76%       1.64%       1.57%       1.77%       1.76%       1.83%       1.62%
      Ratios of net
      investment
      income/(loss) to
      average net assets
      before waivers
      (3).................    (0.36)%      0.00%       2.92%       0.68%       2.03%       3.04%       1.38%       3.61%
 (6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                  THE FUND AND
                             ITS WEBS INDEX SERIES

WEBS INDEX FUND, INC. AND ITS INVESTMENT OBJECTIVE

    The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), organized as a series fund. Seventeen WEBS Index Series of the Fund currently issue shares: the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia WEBS Index Series, the Mexico
(Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore
(Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series and the United Kingdom WEBS Index Series. Each of the Canada WEBS Index Series, the France WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series is classified as a "diversified" investment company under the 1940 Act. Each of the other WEBS Index Series offered hereby is classified as a "non-diversified" investment company under the 1940 Act. The Board of Directors of the Fund may authorize additional WEBS Index Series in the future.

    The investment objective of each of the initial seventeen WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index. Each of the WEBS Index Series utilizes an MSCI Index that reflects the reinvestment of net dividends as its benchmark index (except for the MSCI Mexico
(Free) Index utilized by the Mexico (Free) WEBS Index Series, which reflects the reinvestment of gross dividends). See "The Benchmark MSCI Indices Utilized by the WEBS Index Series" below. Each MSCI Index is a market capital weighted index of equity securities traded on the principal securities exchange(s) and, in some cases, the over-the-counter market, of the respective country. The investment objective of each WEBS Index Series is a fundamental policy and cannot be changed without the approval of the holders of a majority of the respective WEBS Index Series' voting securities (as defined in the 1940 Act).

    There can be no assurance that the investment objective of any WEBS Index Series will be achieved. In this regard, it should be noted that the benchmark indices are unmanaged and bear no management, administration, distribution, transaction or other expenses or taxes, while each WEBS Index Series must bear these expenses and is also subject to a number of limitations on its investment flexibility. The WEBS Index Series utilize a portfolio sampling technique and do not invest in all of the securities in their respective MSCI Indices. As a result, a WEBS Index Series' performance will differ from that of the benchmark MSCI Index to a greater extent than if it invested in all of the securities in the benchmark. In addition, the MSCI Indices assume that dividends are received throughout a year ("dividend smoothing") while the WEBS Index Series record them on the ex date and this can cause the performance of a WEBS Index Series to diverge from that of the benchmark, particularly over periods of less than a year. See "Implementation of Policies." In addition, certain WEBS Index Series are subject to foreign tax withholding at rates different than those assumed by the relevant benchmark index. See "The Benchmark MSCI Indices Utilized by the WEBS Index Series." Investing in WEBS of a WEBS Index Series involves special risks of investing in securities of the relevant foreign country. For a discussion of certain special considerations and risk factors relevant to an investment in WEBS, see "Investment Considerations and Risks."

WORLD EQUITY BENCHMARK SHARES: "WEBS"

    The shares of common stock, par value $.001 per share, of each WEBS Index Series are referred to herein as "World Equity Benchmark Shares" or "WEBS." EXCEPT WHEN AGGREGATED IN CREATION UNITS, WEBS ARE NOT REDEEMABLE SECURITIES OF THE FUND. The WEBS are listed for trading on the American Stock Exchange, Inc. (the "AMEX"). The non-redeemable WEBS trade on the AMEX during the day at prices that differ to some degree from their net asset value. See "Determination of Net Asset Value," "Exchange Listing and Trading of WEBS," "Investment Considerations and Risks" and "Redemption of WEBS in Creation Units."

WHO SHOULD INVEST?

    The WEBS of each WEBS Index Series of the Fund are designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies located in the country of the subject MSCI Index. Unlike equity mutual funds that seek to "beat" market averages with unpredictable results, the WEBS Index Series seek to provide investment results that correspond generally to the price and yield performance of their respective benchmark indices.

    It is generally recognized that international diversification of an investment portfolio reduces risk. Many of the foreign equity securities held by the WEBS Index Series are difficult to purchase or hold, or are, as a practical matter, not available to retail investors. The Fund offers investors a convenient way to obtain indexed exposure to the equity markets of specific foreign countries. It should be noted, however, that the prices of WEBS of a particular WEBS Index Series may be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. No assurance can be given that any WEBS Index Series will achieve its stated objective and shareholders should understand that they will be exposed to the risks inherent in international equity investing. Because of the risks associated with international equity investments, a WEBS Index Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. See "Investment Considerations and Risks."

INVESTMENT POLICIES

    The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, each WEBS Index Series of the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of its benchmark index by investing in a portfolio of stocks selected through the use of quantitative analytical procedures. Stocks are selected for inclusion in a WEBS Index Series in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the subject MSCI Index taken in its entirety. WEBS Index Series generally will not hold all of the stocks in their respective benchmark indices but will typically hold a representative subset of such stocks selected through the Adviser's application of portfolio sampling techniques. However, each WEBS Index Series reserves the right to invest in all of the stocks in its benchmark index and where a WEBS Index Series benchmark index is comprised of relatively few securities it may do so on a regular basis. In addition, a WEBS Index Series may hold stocks that are not in the relevant MSCI Index if the Adviser determines this to be appropriate in light of the WEBS Index Series' investment objective and relevant investment constraints.

    Each WEBS Index Series has the policy to remain as fully invested as practicable in a pool of equity securities the performance of which will approximate the performance of the subject MSCI Index taken in its entirety. A WEBS Index Series will normally invest at least 95% of its total assets in stocks that are represented in the relevant MSCI Index, and will at all times invest at least 90% of its total assets in such stocks, except that in order to permit the Adviser additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and other regulatory requirements and to manage future corporate actions and index changes in the smaller markets, each of the Austria, Belgium, Hong Kong, Mexico
(Free), Netherlands, Spain, Sweden and Switzerland WEBS Index Series will at all times invest at least 80% of its total assets in such stocks and at least 10% of the remaining 20% of its total assets in such stocks or in stocks included in the relevant market, but not in the relevant MSCI Index. A WEBS Index Series may invest its remaining assets in Short-Term Investments (defined below), in stocks that are in the relevant market but not the relevant MSCI Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps, cash, local currency and forward currency exchange contracts that are intended to provide the WEBS Index Series with exposure to such stocks (the WEBS Index Series will not use such instruments to leverage their investment portfolios). "Short-Term Investments" are short-term high quality debt securities that include: obligations of the United States Government and its agencies or instrumentalities; commercial paper (rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Ratings Group), bank certificates of deposit and bankers' acceptances; repurchase agreements collateralized by the foregoing securities; participation interests in such securities; and shares of money market funds (subject to applicable limits under the 1940 Act).

    A WEBS Index Series will not invest in cash reserves or Short-Term Investments or utilize futures contracts, options or swap agreements as part of a temporary defensive strategy to protect against potential stock market declines. A WEBS Index Series may enter into forward currency exchange contracts in order to facilitate settlements in local markets, in connection with positions in stock index futures and to protect against currency exposure in connection with its distributions to shareholders, but not as part of a defensive strategy to protect against fluctuations in exchange rates. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

    Each WEBS Index Series has a policy to concentrate its investments in an industry or industries if, and to the extent that, its benchmark index concentrates in such industry or industries, except where the concentration of the relevant index is the result of a single stock. As a result of this policy, a WEBS Index Series will maintain at least 25% of the value of its assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No WEBS Index Series will concentrate its investments otherwise. If the benchmark index for a WEBS Index Series has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the WEBS Index Series will invest less than 25% of its assets in such stock and will reallocate the excess to stocks in other industries. Changes in a WEBS Index Series' concentration (if any) and non-concentration would be made "passively" -- that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index's constituents. As of December 17, 1996, as a result of this policy, the Austria WEBS Index Series concentrates in the Banking industry, the Hong Kong WEBS Index Series concentrates in the Real Estate industry, the Netherlands WEBS Index Series concentrates in the

Energy Sources industry, the Singapore (Free) WEBS Index Series concentrates in the Banking industry, the Spain WEBS Index Series concentrates in the Utilities (Electrical & Gas) and Banking industries, the Sweden WEBS Index Series concentrates in the Electrical & Electronics industry, and the Switzerland WEBS Index Series concentrates in the Health & Personal Care industry. Since the concentration of each WEBS Index Series is based on that of its benchmark index, changes in the market values of the WEBS Index Series' portfolio securities will not necessarily trigger changes in the portfolio of such WEBS Index Series.

    The concentration policy of each WEBS Index Series is a fundamental policy that may be changed only with shareholder approval. Each of the other investment policies of each WEBS Index Series is a nonfundamental policy that may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in these policies. See "Investment Limitations" herein and "Investment Policies and Restrictions" in the Statement of Additional Information for a listing of limitations on investment practices that may only be changed with shareholder approval.

IMPLEMENTATION OF POLICIES

    A WEBS Index Series generally will not hold all of the issues that comprise the subject MSCI Index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, each WEBS Index Series will attempt to hold a representative sample of the securities in the MSCI Index, which will be selected by the Adviser utilizing quantitative analytical models in a technique known as "portfolio sampling." Under this technique, each stock is considered for inclusion in the WEBS Index Series based on its contribution to certain capitalization, industry and fundamental investment characteristics. The Adviser will seek to construct the portfolio of each WEBS Index Series so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of the subject MSCI Index. Over time, the portfolio composition of a WEBS Index Series may be altered (or "rebalanced") to reflect changes in the characteristics of the subject MSCI Index or with a view to bringing the performance and characteristics of the WEBS Index Series more in line with that of the relevant MSCI Index. Such rebalancings will require the WEBS Index Series to incur transaction costs and other expenses. As noted above, each WEBS Index Series reserves the right to invest in all of the securities in the benchmark index, and WEBS Index Series with benchmark indices comprised of relatively few stocks may do so on a regular basis.

    Due to the use of this portfolio sampling technique and the other factors discussed herein, a WEBS Index Series is not expected to track its benchmark index with the same degree of accuracy as would an investment vehicle that invested in every component security of the subject index. The Adviser expects that, over time, the "expected tracking error" of a WEBS Index Series relative to the performance of its benchmark index will be less than 5% and that the tracking error will generally be greater for WEBS Index Series that have benchmark indices with fewer rather than greater numbers of component stocks. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the WEBS Index Series will be between 95% and 105% of the subject MSCI Index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the WEBS Index Series increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Internal Revenue Code, the fact that the MSCI Indices "smooth" dividend payments evenly over a year while the Fund records dividends on the ex date, and the fact that the MSCI Indicies utilized by certain

WEBS Index Series assume a different foreign tax withholding rate than that applicable to such WEBS Index Series, may adversely impact the tracking of the performance of a WEBS Index Series to that of its benchmark index. The Adviser will monitor the tracking error of each WEBS Index Series on an ongoing basis and will seek to minimize tracking error to the maximum extent possible. See also the discussion of portfolio sampling in the preceding paragraph. There can be no assurance that any WEBS Index Series will achieve any particular level of tracking error relative to the performance of the relevant benchmark index. Semiannual and annual reports of the Fund disclose tracking error over the previous six month periods, and in the event that tracking error exceeds 5%, the Board will consider what action might be appropriate.

    Although the policy of each WEBS Index Series of the Fund is to remain substantially fully invested in equity securities, a WEBS Index Series may also invest in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps and cash and Short-Term Investments that are intended to provide the WEBS Index Series with exposure to such equity securities, and in cash, local currency, forward currency exchange contracts and certain Short-Term Investments that are not associated with related positions in stock index futures contracts, options on such futures contracts, stock index options or stock index swaps. Such investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units of WEBS.

    A WEBS Index Series may purchase stock index futures contracts, options on such futures contracts and stock index options and may enter into stock index swaps to simulate full investment in the underlying index to a limited extent. This may be done to facilitate trading (e.g., to rapidly gain exposure to a market in anticipation of purchasing the underlying equities over time), to reduce transaction costs or because the Adviser has determined that the use of such instruments permits the WEBS Index Series to gain exposure to the underlying equities at a lower cost than by making direct investments in the cash market. While each of these instruments can be used to leverage an investment portfolio, no WEBS Index Series may use them to leverage its net assets.

    A WEBS Index Series may enter into foreign currency forward and foreign currency futures contracts to facilitate settlements in local markets, in connection with stock index futures positions, and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

    The Fund may lend securities from the portfolio of a WEBS Index Series to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables a WEBS Index Series to earn income that may partially offset the expenses of the WEBS Index Series, and thereby reduce the effect that expenses have on a WEBS Index Series' ability to provide investment results that correspond generally to the price and yield performance of its benchmark index. These loans may not exceed 33% of a WEBS Index Series' total assets. The documentation for these loans will provide that the WEBS Index Series will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the WEBS Index Series is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. A WEBS Index Series will pay reasonable administrative and custodial fees in connection with the loan of securities. The WEBS Index Series will invest collateral in Short-Term Investments, and the WEBS Index Series will bear the risk of loss of the invested collateral. In addition, a WEBS Index Series will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. Morgan Stanley Trust Company ("MSTC") serves as Lending Agent of the Fund and, in such capacity, shares equally with the respective WEBS Index Series any net income earned on invested collateral. A WEBS Index Series' share of income from the loan collateral will be included in the WEBS Index Series' gross investment income. The Fund will comply with the conditions for securities lending established by the SEC staff.

    Although each WEBS Index Series generally seeks to invest for the long term, the WEBS Index Series retain the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate for each WEBS Index Series is expected to be under 50%, a generally lower turnover rate than for many other investment companies. A portfolio turnover rate of 50% would occur if one half of a WEBS Index Series' securities were sold within one year. Ordinarily, securities are sold by a WEBS Index Series only to reflect certain administrative changes in an Index (including mergers or changes in the composition of the Index) or to accommodate cash flows out of the WEBS Index Series while seeking to keep the performance of the WEBS Index Series in line with that of its benchmark index. In addition, securities may be sold from a WEBS Index Series in certain circumstances to ensure the WEBS Index Series' compliance with the diversification and other requirements of the Internal Revenue Code and with other requirements, which would tend to raise the portfolio turnover rate of such WEBS Index Series. Purchases and sales of securities in connection with such compliance will involve transaction costs which will be borne by the respective WEBS Index Series.

    A WEBS Index Series may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes (e.g., to facilitate distributions to shareholders or to meet redemption requests (in connection with Creation Units of WEBS that the Fund agrees to redeem for cash) prior to the settlement of securities already sold or in the process of being sold by the WEBS Index Series). To the extent that a WEBS Index Series borrows money prior to receiving distributions on its portfolio securities or prior to selling securities in connection with a redemption, it may be leveraged; at such times, the WEBS Index Series may appreciate or depreciate in value more rapidly than its benchmark index. A WEBS Index Series will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.

INVESTMENT LIMITATIONS

    Each WEBS Index Series of the Fund intends to observe certain limitations on its investment practices. Specifically, a WEBS Index Series may not:

        (i) lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a WEBS Index Series may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

        (ii) issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the WEBS Index Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the WEBS Index Series will not purchase securities while borrowings in excess of 5% of the WEBS Index Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

       (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings; or

       (iv) purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer.

Except with regard to a WEBS Index Series' borrowing policy and illiquid securities policy, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the WEBS Index Series' portfolio. The investment limitations described in (i) through (iv) above and the preceding paragraph, and certain additional limitations described in the Statement of Additional Information, may be changed with respect to a WEBS Index Series only with the approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such WEBS Index Series.

THE BENCHMARK MSCI INDICES UTILIZED BY THE WEBS INDEX SERIES

    Each WEBS Index Series uses the corresponding MSCI Index listed below as its benchmark (the Australia WEBS Index Series uses the MSCI Australia Index, etc.). The Malaysia WEBS Index Series may utilize the MSCI Malaysia (Free) Index Series as its benchmark and change its name accordingly should MSCI commence publication of such index. MSCI publishes several versions of each stock index that it compiles. With the exception of the MSCI Mexico (Free) Index, the MSCI Indices used by WEBS Index Series as benchmarks reflect the reinvestment of net dividends. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stocks that are resident in Luxembourg. Such withholding rate currently differs from that applicable to the Australia, Austria and Germany WEBS Index Series. So-called "un-franked" dividends from Australian companies are withheld at a 30% rate to Luxembourg residents and a 15% rate to the Australia WEBS Index Series (there is no difference in the treatment of "franked" dividends). Austrian companies impose a 15% dividend withholding on Luxembourg residents and an 11% rate on the Austria WEBS Index Series. German companies impose a 15% dividend withholding on Luxembourg residents and a 10% rate on the Germany WEBS Index Series. The Mexico
(Free) WEBS Index Series' benchmark index, the MSCI Mexico (Free) Index, reflects the reinvestment of gross dividends. "Gross dividends" means dividends before reduction for taxes withheld at source. Mexican companies do not withhold tax to U.S. investors.

    The stocks included in an MSCI Index are chosen by Morgan Stanley Capital International on a statistical basis. Each stock in an MSCI Index is weighted according to its market value as a percentage of the total market value of all stocks in the Index. (A stock's market value equals the number of shares outstanding times the most recent price of the security.) The inclusion of a stock in an MSCI Index in no way implies that MSCI believes the stock to be an attractive investment.

    IN GENERAL

    The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

    Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

    MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI Index for such country. Thus, the MSCI Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

    WEIGHTING

    All single-country MSCI Indices are market capitalization weighted, i.e., companies are included in the indices at their full market value (total number of shares issued and paid up, multiplied by price). MSCI believes full market capitalization weighting is preferable to other weighting schemes for both theoretical and practical reasons.

    MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "Free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for Singapore, Mexico, the Philippines and Venezuela, and for those regional and international indices which include such markets.

    Market capitalization weighting, combined with a consistent target of 60% of market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by MSCI.

    THE MSCI AUSTRALIA INDEX ("MSCI AUSTRALIA"). The MSCI Australia consists primarily of stocks that are traded on the Australian Stock Exchange. On October 31, 1996, the MSCI Australia consisted of 56 stocks. The three largest constituents of the MSCI Australia and the respective approximate percentages of the MSCI Australia represented thereby were Broken Hill Proprietary Company Ltd. (15.98%), National Australia Bank (9.89%) and News Corp. (6.97%) for a total of approximately 32.84% of the MSCI Australia. As of October 31, 1996, the ten largest constituents comprised approximately 59.15% of the market capitalization of the MSCI Australia. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Australia, and the approximate percentages of the MSCI Australia represented thereby, were Energy Sources (17.84%), Banking (16.19%) and Metals -- Non-Ferrous (10.63%), for a total of approximately 44.66% of the MSCI Australia. The MSCI Australia represented approximately 57.4% of the aggregate capitalization of the Australian equity markets at August 30, 1996.

    THE MSCI AUSTRIA INDEX ("MSCI AUSTRIA"). The MSCI Austria consists primarily of stocks that are traded on the Vienna Stock Exchange. On October 31, 1996, the MSCI Austria consisted of 24 stocks. The three largest constituents of the MSCI Austria and the respective approximate percentages of the MSCI Austria represented thereby were Bank of Austria (18.05%), OMV AG, (11.55%) and Verbund Oesterr Elek A (9.38%) for a total of approximately 38.98% of the MSCI Austria. As of October 31, 1996, the ten largest constituents comprised approximately 82.83% of the market capitalization of the MSCI Austria. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Austria, and the approximate percentages of the MSCI Austria represented thereby, were Banking (32.24%), Energy Sources (11.55%) and Machinery/Engineering (10.60%), for a total of approximately 54.39% of the MSCI Austria. The MSCI Austria represented approximately 61.9% of the aggregate capitalization of the Austrian equity markets at August 30, 1996.

    THE MSCI BELGIUM INDEX ("MSCI BELGIUM"). The MSCI Belgium consists primarily of stocks that are traded on the Brussels Stock Exchange. On October 31, 1996, the MSCI Belgium consisted of 17 stocks. As of October 31, 1996, the three largest constituents of the MSCI Belgium and the respective approximate percentages of the MSCI Belgium represented thereby were Electrabel (19.07%), Petrofina (10.80%) and Tractebel (10.01%), for a total of approximately 39.88% of the MSCI Belgium. As of October 31, 1996, the ten largest constituents comprised approximately 84.30% of the market capitalization of the MSCI Belgium. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Belgium, and the approximate percentages of the MSCI Belgium represented thereby, were Utilities -- Electrical & Gas (19.07%), Multi-Industry (17.05%) and Banking (15.88%), for a total of approximately 52.0% of the MSCI Belgium. The MSCI Belgium represented approximately 66.2% of the aggregate capitalization of the Belgian equity markets at August 30, 1996.

    THE MSCI CANADA INDEX ("MSCI CANADA"). The MSCI Canada consists primarily of stocks that are traded on the Toronto Stock Exchange. On October 31, 1996, the MSCI Canada consisted of 83 stocks. The three largest constituents of the MSCI Canada and the respective approximate percentages of the MSCI Canada represented thereby were Northern Telecom (6.71%), BCE Inc. (5.80%) and Seagram (5.56%) for a total of approximately 18.07% of the MSCI Canada. As of October 31, 1996, the ten largest constituents comprised approximately 43.90% of the market capitalization of the MSCI Canada. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Canada, and the approximate percentages of the MSCI Canada represented thereby, were Banking (14.28%), Energy Sources (12.57%) and Metals -- Non-Ferrous (10.94%), for a total of approximately 37.79% of the MSCI Canada. The MSCI Canada represented approximately 58.8% of the aggregate capitalization of the Canadian equity markets at August 30, 1996.

    THE MSCI FRANCE INDEX ("MSCI FRANCE"). The MSCI France consists primarily of stocks that are traded on the Paris Stock Exchange. On October 31, 1996, the MSCI France consisted of 71 stocks. The three largest constituents of the MSCI France and the respective approximate percentages of the MSCI France represented thereby were L'Oreal (6.16%), Elf Aquitaine (5.87%) and Carrefour (5.74%) for a total of approximately 17.77% of the MSCI France. As of October 31, 1996, the ten largest constituents comprised approximately 45.29% of the market capitalization of the MSCI France. As of October 31, 1996, the three most highly represented industry sectors in the MSCI France, and the approximate percentages of the MSCI France represented thereby, were Merchandising (10.97%), Energy Sources (10.95%) and Health/Personal (9.36%), for a total of approximately 31.28% of the MSCI France. The MSCI France represented approximately 65.2% of the aggregate capitalization of the French equity markets at August 30, 1996.

    THE MSCI GERMANY INDEX ("MSCI GERMANY"). The MSCI Germany consists primarily of stocks that are traded on the Frankfurt Stock Exchange. On October 31, 1996, the MSCI Germany consisted of 67 stocks. The three largest constituents of the MSCI Germany and the respective approximate percentages of the MSCI Germany represented thereby were Allianz Holding (10.12%), Daimler-Benz (7.51%) and Siemens (7.21%) for a total of approximately 24.84% of the MSCI Germany. As of October 31, 1996, the ten largest constituents comprised approximately 60.36% of the market capitalization of the MSCI Germany. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Germany, and the approximate percentages of the MSCI Germany represented thereby, were Insurance (16.65%), Utilities -- Electrical & Gas (14.21%) and Banking (13.08%), for a total of approximately 43.94% of the MSCI Germany. The MSCI Germany represented approximately 64.1% of the aggregate capitalization of the German equity markets at August 30, 1996.

    THE MSCI HONG KONG INDEX ("MSCI HONG KONG"). The MSCI Hong Kong consists primarily of stocks that are traded on The Stock Exchange of Hong Kong Limited
(SEHK). On October 31, 1996, the MSCI Hong Kong consisted of 39 stocks. The three largest constituents of the MSCI Hong Kong and the respective approximate percentages of the MSCI Hong Kong represented thereby were Sun Hung Kai Properties (13.56%), Hutchison Whampoa (12.59%) and Hang Seng Bank (11.43%), for a total of approximately 37.58% of the MSCI Hong Kong. As of October 31, 1996, the ten largest constituents comprised approximately 80.91% of the market capitalization of the MSCI Hong Kong. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Hong Kong, and the approximate percentages of the MSCI Hong Kong represented thereby, were Real Estate (38.90%), Multi-Industry (19.67%) and Banking (14.16%), for a total of approximately 72.73% of the MSCI Hong Kong. The MSCI Hong Kong represented approximately 58.0% of the aggregate capitalization of the Hong Kong equity markets at August 30, 1996.

    THE MSCI ITALY INDEX ("MSCI ITALY"). The MSCI Italy consists primarily of stocks that are traded on the Milan Stock Exchange. On October 31, 1996, the MSCI Italy consisted of 55 stocks. The three largest constituents of the MSCI Italy and the respective approximate percentages of the MSCI Italy represented thereby were ENI (15.62%), Assicurazioni Generali (11.58%) and Telecom Italia Ordinary (10.10%), for a total of approximately 37.30% of the MSCI Italy. As of October 31, 1996, the ten largest constituents comprised approximately 69.11% of the market capitalization of the MSCI Italy. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Italy, and the approximate percentages of the MSCI Italy represented thereby, were Telecommunications (22.66%), Insurance (18.86%) and Energy Sources (15.62%), for a total of approximately 57.14% of the MSCI Italy. The MSCI Italy represented approximately 63.5% of the aggregate capitalization of the Italian equity markets at August 30, 1996.

    THE MSCI JAPAN INDEX ("MSCI JAPAN"). The MSCI Japan consists primarily of stocks that are traded on the Tokyo Stock Exchange. On October 31, 1996, the MSCI Japan consisted of 309 stocks. The three largest constituents of the MSCI Japan and the respective approximate percentages of the MSCI Japan represented thereby were Bank of Tokyo-Mitsubishi (4.89%), Toyota Motor Corp. (4.59%) and Sumitomo Bank (2.84%) for a total of approximately 12.32% of the MSCI Japan. As of October 31, 1996, the ten largest constituents comprised approximately 25.83% of the market capitalization of the MSCI Japan. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Japan, and the approximate percentages of the MSCI Japan represented thereby, were Banking (21.60%), Automobiles (6.77%) and Machinery/Engineering (4.96%), for a total of approximately 33.33% of the MSCI Japan. The MSCI Japan represented approximately 60.1% of the aggregate capitalization of the Japanese equity markets at August 30, 1996.

    THE MSCI MALAYSIA INDEX ("MSCI MALAYSIA"). The MSCI Malaysia consists primarily of stocks that are traded on the Kuala Lumpur Stock Exchange. On October 31, 1996, the MSCI Malaysia consisted of 76 stocks. As of October 31, 1996, the three largest constituents of the MSCI Malaysia and the respective approximate percentages of the MSCI Malaysia represented thereby were Telekom Malaysia (12.50%), Tenaga Nasional (8.73%) and Malayan Banking (8.02%), for a total of approximately 29.25% of the MSCI Malaysia. As of October 31, 1996, the ten largest constituents comprised approximately 52.53% of the market capitalization of the MSCI Malaysia. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Malaysia, and the approximate percentages of the MSCI Malaysia represented thereby, were Multi-Industry (13.79%), Telecommunications (13.78%) and Banking (12.68%), for a total of approximately 40.25% of the MSCI Malaysia. The MSCI Malaysia represented approximately 53.4% of the aggregate capitalization of the Malaysian equity markets at August 30, 1996.

    THE MSCI MEXICO (FREE) INDEX ("MSCI MEXICO (FREE)"). The MSCI Mexico (Free) consists primarily of stocks that are traded on the Mexican Stock Exchange. On October 31, 1996, the MSCI Mexico (Free) consisted of 42 stocks. As of October 31, 1996, the three largest constituents of the MSCI Mexico (Free) and the respective approximate percentages of the MSCI Mexico (Free) represented thereby were Telmex Telefonos Mex (16.45%), Kimberly Clark-Mexico (7.87%) and Grupo Modelo (6.29%), for a total of approximately 30.61% of the MSCI Mexico (Free). As of October 31, 1996, the ten largest constituents comprised approximately 62.61% of the market capitalization of the MSCI Mexico (Free). As of October 31, 1996, the three most highly represented industry sectors in the MSCI Mexico
(Free), and the approximate percentages of the MSCI Mexico (Free) represented thereby, were Telecommunications (22.01%), Beverages & Tobacco (12.61%) and Multi-Industry (12.13%), for a total of approximately 46.75% of the MSCI Mexico
(Free). The MSCI Mexico (Free) represented approximately 59.4% of the aggregate capitalization of the Mexican equity markets at January 31, 1996.

    THE MSCI NETHERLANDS INDEX ("MSCI NETHERLANDS"). The MSCI Netherlands consists primarily of stocks that are traded on the Amsterdam Stock Exchange. On October 31, 1996, the MSCI Netherlands consisted of 22 stocks. The three largest constituents of the MSCI Netherlands and the respective approximate percentages of the MSCI Netherlands represented thereby were Royal Dutch Petroleum (35.70%), Unilever NV (9.81%) and ING GROEP (9.76%) for a total of approximately 55.27% of the MSCI Netherlands. As of October 31, 1996, the ten largest constituents comprised approximately 90.26% of the market capitalization of the MSCI Netherlands. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Netherlands, and the approximate percentages of the MSCI Netherlands represented thereby, were Energy Sources (35.70%), Food & Household Products (9.81%) and Financial Services (9.76%), for a total of approximately 55.27% of the MSCI Netherlands. The MSCI Netherlands represented approximately 72.4% of the aggregate capitalization of the Dutch equity markets at August 30, 1996.

    THE MSCI SINGAPORE (FREE) INDEX ("MSCI SINGAPORE (FREE)"). The MSCI Singapore (Free) consists primarily of stocks that are traded on the Singapore Stock Exchange. On October 31, 1996, the MSCI Singapore (Free) consisted of 38 stocks. The three largest constituents of the MSCI Singapore (Free) and the respective approximate percentages of the MSCI Singapore (Free) represented thereby were Singapore Telecom (15.42%), Oversea-Chinese Banking Corp. (12.45%) and Singapore Airlines (12.25%) for a total of approximately 40.12% of the MSCI Singapore (Free). As of October 31, 1996, the ten largest constituents comprised approximately 82.18% of the market capitalization of the

MSCI Singapore (Free). As of October 31, 1996, the three most highly represented industry sectors in the MSCI Singapore (Free), and the approximate percentages of the MSCI Singapore (Free) represented thereby, were Banking (31.09%), Telecommunications (15.42%) and Real Estate (13.94%), for a total of approximately 60.45% of the MSCI Singapore (Free). The MSCI Singapore (Free) represented approximately 67.1% of the aggregate capitalization of the Singaporean equity markets at August 30, 1996.

    THE MSCI SPAIN INDEX ("MSCI SPAIN"). The MSCI Spain consists primarily of stocks that are traded on the Madrid Stock Exchange. On October 31, 1996, the MSCI Spain consisted of 31 stocks. The three largest constituents of the MSCI Spain and the respective approximate percentages of the MSCI Spain represented thereby were Telefonica de Espana (17.40%), Endesa (14.69%) and Banco Bilbao Vizcaya (10.08%), for a total of approximately 42.17% of the MSCI Spain. As of October 31, 1996, the ten largest constituents comprised approximately 84.31% of the market capitalization of the MSCI Spain. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Spain, and the approximate percentages of the MSCI Spain represented thereby, were Utilities -- Electrical & Gas (31.55%), Banking (25.72%) and Telecommunications (17.40%), for a total of approximately 74.67% of the MSCI Spain. The MSCI Spain represented approximately 63.0% of the aggregate capitalization of the Spanish equity markets at August 30, 1996.

    THE MSCI SWEDEN INDEX ("MSCI SWEDEN"). The MSCI Sweden consists primarily of stocks that are traded on the Stockholm Stock Exchange. On October 31, 1996, the MSCI Sweden consisted of 31 stocks. As of October 31, 1996, the three largest constituents of the MSCI Sweden and the respective approximate percentages of the MSCI Sweden represented thereby were Ericsson (LM) (19.38%), Astra (17.22%), and ABB AB (5.66%), for a total of approximately 42.26% of the MSCI Sweden. As of October 31, 1996, the ten largest constituents comprised approximately 69.49% of the market capitalization of the MSCI Sweden. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Sweden, and the approximate percentages of the MSCI Sweden represented thereby, were Electrical & Electronics (27.29%), Health & Personal Care (21.14%) and Banking (7.49%), for a total of approximately 55.92% of the MSCI Sweden. The MSCI Sweden represented approximately 59.4% of the aggregate capitalization of the Swedish equity markets at August 30, 1996.

    THE MSCI SWITZERLAND INDEX ("MSCI SWITZERLAND"). The MSCI Switzerland consists primarily of stocks that are traded on the Zurich Stock Exchange. On October 31, 1996, the MSCI Switzerland consisted of 41 stocks. The three largest constituents of the MSCI Switzerland and the respective approximate percentages of the MSCI Switzerland represented thereby were Roche Holding (16.40%), Nestle (13.22%) and Sandoz Ltd. (12.50%), for a total of approximately 42.12% of the MSCI Switzerland. As of October 31, 1996, the ten largest constituents comprised approximately 83.03% of the market capitalization of the MSCI Switzerland. As of October 31, 1996, the three most highly represented industry sectors in the MSCI Switzerland, and the approximate percentages of the MSCI Switzerland represented thereby, were Health & Personal Care (35.97%), Banking (17.89%) and Food & Household Products (13.22%), for a total of approximately 67.08% of the MSCI Switzerland. The MSCI Switzerland represented approximately 79.5% of the aggregate capitalization of the Swiss equity markets at August 30, 1996.

    THE MSCI UNITED KINGDOM INDEX ("MSCI UK"). The MSCI UK consists primarily of stocks that are traded on the London Stock Exchange. On October 31, 1996, the MSCI UK consisted of 137 stocks. The three largest constituents of the MSCI UK and the respective approximate percentages of the MSCI UK represented thereby were British Petroleum (6.04%), Glaxo Wellcome (5.49%) and HSBC Holdings (3.66%), for a total of approximately 15.19% of the MSCI UK. As of October 31, 1996, the ten largest constituents comprised approximately 34.97% of the market capitalization of the MSCI UK. As of October 31, 1996, the three most highly represented industry sectors in the MSCI UK, and the approximate percentages of the MSCI UK represented thereby, were Banking (11.81%), Health & Personal Care (11.45%) and Merchandising (8.79%), for a total of approximately 32.05% of the MSCI UK. The MSCI UK represented approximately 64.5% of the aggregate capitalization of the United Kingdom equity markets at August 30, 1996.

    The graphs below present certain historical performance information, as calculated by MSCI, for the MSCI Indices that are the benchmark indices for each of the seventeen WEBS Index Series of the Fund. The MSCI Indices are unmanaged securities indices and do not bear transactional or operating costs and expenses, whereas the WEBS Index Series bear fees and expenses as described herein. See "Summary of Fund Expenses." Such fees and expenses reduce the return of each WEBS Index Series in comparison with its benchmark index. In addition, because each WEBS Index Series does not invest in all the securities in its benchmark index, the investment results do not necessarily correspond to those of its benchmark index. Moreover, the WEBS Index Series are subject to various limitations on their investment flexibility and these limits adversely affect their ability to meet their investment objective. See "Investment Policies" and "Implementation of Policies." The graphs measure total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends with adjustments for dividend withholding by foreign governments (except for the graph relating to the MSCI Mexico (Free), which reflects the reinvestment of dividends without adjustments for dividend withholding). The withholding tax rates applicable to the Australia, Austria and Germany WEBS Index Series vary from the rates utilized by MSCI in computing the benchmark indices for such WEBS Index Series. See the first paragraph of this section. The figures provided below for 1996 are for the period from December 29, 1995 to October 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       MSCI AUSTRALIA INDEX
1984                                  (13.69%)
1985                                    19.56%
1986                                    42.28%
1987                                     9.25%
1988                                  (36.40%)
1989                                     9.30%
1990                                  (17.54%)
1991                                    33.64%
1992                                  (10.82%)
1993                                    35.17%
1994                                     5.40%
1995                                    11.19%
December 29, 1995 to October 31,
1996                                    12.24%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        MSCI AUSTRIA INDEX
1984                                   (4.91%)
1985                                   176.26%
1986                                    34.74%
1987                                     2.23%
1988                                     0.57%
1989                                   103.91%
1990                                     6.33%
1991                                  (12.23%)
1992                                  (10.65%)
1993                                    28.09%
1994                                   (6.28%)
1995                                     4.72%
December 29, 1995 to October 31,
1996                                     0.56%

EDGAR REPRESENTATION OF DATA POINTS
USED IN PRINTED GRAPHIC
        MSCI BELGIUM INDEX
1984                                    11.36%
1985                                    76.61%
1986                                    78.37%
1987                                     7.88%
1988                                    53.63%
1989                                    17.29%
1990                                  (10.98%)
1991                                    13.77%
1992                                   (1.47%)
1993                                    23.51%
1994                                     8.24%
1995                                    25.88%
December 29, 1995 to October 31,
1996                                     8.35%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MSCI CANADA INDEX
1984                                   (8.43%)
1985                                    15.05%
1986                                     9.94%
1987                                    13.91%
1988                                    17.07%
1989                                    24.30%
1990                                  (13.00%)
1991                                    11.08%
1992                                  (12.15%)
1993                                    17.58%
1994                                     3.04%
1995                                    18.31%
December 29, 1995 to October 31,
1996                                    24.11%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MSCI FRANCE INDEX
1984                                     4.33%
1985                                    82.01%
1986                                    78.35%
1987                                  (13.81%)
1988                                    37.87%
1989                                    36.15%
1990                                  (13.83%)
1991                                    17.83%
1992                                     2.81%
1993                                    20.91%
1994                                   (5.18%)
1995                                    14.12%
December 29, 1995 to October 31,
1996                                    13.97%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        MSCI GERMANY INDEX
1984                                   (5.71%)
1985                                   135.19%
1986                                    35.29%
1987                                  (24.75%)
1988                                    20.60%
1989                                    46.26%
1990                                   (9.36%)
1991                                     8.16%
1992                                  (10.27%)
1993                                    35.64%
1994                                     4.66%
1995                                    16.41%
December 29, 1995 to October 31,
1996                                     8.91%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       MSCI HONG KONG INDEX
1984                                    46.99%
1985                                    51.69%
1986                                    56.11%
1987                                   (4.11%)
1988                                    28.12%
1989                                     8.39%
1990                                     9.17%
1991                                    49.52%
1992                                    32.29%
1993                                   116.70%
1994                                  (28.90%)
1995                                    22.57%
December 29, 1995 to October 31,
1996                                    23.64%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MSCI ITALY INDEX
1984                                     8.12%
1985                                   131.74%
1986                                   108.28%
1987                                  (21.30%)
1988                                    11.46%
1989                                    19.42%
1990                                  (19.19%)
1991                                   (1.82%)
1992                                  (22.22%)
1993                                    28.53%
1994                                    11.56%
1995                                     1.05%
December 29, 1995 to October 31,
1996                                     4.14%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MSCI JAPAN INDEX
1984                                    16.85%
1985                                    43.07%
1986                                    99.41%
1987                                    43.03%
1988                                    35.39%
1989                                     1.71%
1990                                  (36.10%)
1991                                     8.92%
1992                                  (21.45%)
1993                                    25.48%
1994                                    21.44%
1995                                     0.69%
December 29, 1995 to October 31,
1996                                    10.93%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        MSCI MALAYSIA INDEX
1988                                    26.54%
1989                                    55.76%
1990                                   (7.91%)
1991                                     4.95%
1992                                    17.76%
1993                                   110.00%
1994                                  (19.94%)
1995                                     5.16%
December 29, 1995 to October 31,
1996                                    19.60%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     MSCI MEXICO (FREE) INDEX
1988                                    71.98%
1989                                    89.20%
1990                                    62.65%
1991                                   126.04%
1992                                    24.98%
1993                                    49.35%
1994                                  (40.55%)
1995                                  (20.37%)
December 29, 1995 to October 31,
1996                                    10.98%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      MSCI NETHERLANDS INDEX
1984                                    10.23%
1985                                    59.62%
1986                                    40.74%
1987                                     7.07%
1988                                    14.19%
1989                                    35.79%
1990                                   (3.19%)
1991                                    17.80%
1992                                     2.30%
1993                                    35.28%
1994                                    11.70%
1995                                    27.71%
December 29, 1995 to October 31,
1996                                    17.25%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    MSCI SINGAPORE (FREE) INDEX
1988                                    34.18%
1989                                    44.88%
1990                                  (14.59%)
1991                                    43.61%
1992                                     4.49%
1993                                    73.41%
1994                                     5.81%
1995                                    12.19%
December 29, 1995 to October 31,
1996                                   (8.13%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MSCI SPAIN INDEX
1984                                    39.05%
1985                                    54.75%
1986                                   121.24%
1987                                    36.91%
1988                                    13.53%
1989                                     9.76%
1990                                  (13.85%)
1991                                    15.63%
1992                                  (21.87%)
1993                                    29.78%
1994                                   (4.80%)
1995                                    29.83%
December 29, 1995 to October 31,
1996                                     17.27

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MSCI SWEDEN INDEX
1984                                  (21.71%)
1985                                    56.96%
1986                                    65.59%
1987                                     1.99%
1988                                    48.33%
1989                                    31.79%
1990                                  (20.99%)
1991                                    14.42%
1992                                  (14.41%)
1993                                    36.99%
1994                                    18.34%
1995                                    33.36%
December 29, 1995 to October 31,
1996                                    27.53%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      MSCI SWITZERLAND INDEX
1984                                  (11.95%)
1985                                   105.72%
1986                                    33.37%
1987                                   (9.45%)
1988                                     6.18%
1989                                    26.21%
1990                                   (6.23%)
1991                                    15.77%
1992                                    17.23%
1993                                    45.79%
1994                                     3.54%
1995                                    44.12%
December 29, 1995 to October 31,
1996                                     3.48%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     MSCI UNITED KINGDOM INDEX
1984                                     5.31%
1985                                    53.02%
1986                                    26.95%
1987                                    35.09%
1988                                     5.95%
1989                                    21.87%
1990                                    10.29%
1991                                    16.02%
1992                                   (3.65%)
1993                                    24.44%
1994                                   (1.63%)
1995                                    21.27%
December 29, 1995 to October 31,
1996                                    16.51%

MANAGEMENT OF THE FUND

    BOARD OF DIRECTORS. The Board has responsibility for the overall management of the Fund, including general supervision of the duties performed by the Adviser and other service providers. Additional information about the Board and the officers of the Fund appears in the Statement of Additional Information under the heading "Management of the Fund."

    ADVISER. Barclays Global Fund Advisors, formerly BZW Barclays Global Fund Advisors, is the Adviser to the Fund and, subject to the supervision of the Board of the Fund, is responsible for the investment management of each WEBS Index Series, which includes application of portfolio optimization techniques. The Adviser is located at 45 Fremont Street, San Francisco, California 94105. The Adviser is a California Corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its parent, Barclays Global Investors, N.A., are responsible for managing or providing investment advice for assets aggregating in excess of $335 billion as of October 31, 1996. For its investment management services to each WEBS Index Series, the Adviser is paid management fees equal to each WEBS Index Series' allocable portion of: .27% per annum of the aggregate net assets of the Fund less than or equal to $1.7 billion, plus .15% per annum of the aggregate net assets of the Fund between $1.7 billion and $7 billion, plus .12% per annum of the aggregate net assets of the Fund between $7 billion and $10 billion, plus .08% per annum of the aggregate net assets of the Fund in excess of $10 billion. The management fees are accrued daily and paid by the Fund as soon as practical after the last day of each calendar quarter. From time to time, a WEBS Index Series, to the extent consistent with its investment objective, policies and restrictions, may invest in the securities of companies with which the Adviser has a lending relationship.

    ADMINISTRATOR. PFPC Inc. (the "Administrator"), an indirect wholly owned subsidiary of PNC Bank Corp., is the Administrator of the Fund, and is responsible for certain clerical, recordkeeping and bookkeeping services, except those performed by the Adviser, by MSTC in its capacity as Custodian, or by PNC Bank, N.A. in its capacity as Transfer Agent. The Administrator has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. For the administrative and fund accounting services the Administrator provides to the Fund, the Administrator is paid aggregate fees equal to each WEBS Index Series' allocable portion of: .10% per annum of the aggregate net assets of the Fund less than $3 billion, plus .09% per annum of the aggregate net assets of the Fund between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets of the Fund between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets of the Fund between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets of the Fund in excess of $10 billion (the "Standard Fee Schedule"). From time to time the Administrator may waive all or a portion of its fees. The Administrator will charge an annual minimum fee of $850,000 for year one, $1,275,000 for year two, and $1,700,000 for year three and thereafter (based on an annual minimum of $50,000, $75,000 and $100,000 per portfolio, respectively). Pursuant to a fee deferral arrangement entered into on May 30, 1996, the Administrator's minimum fees are subject to a maximum annual rate of
 .17% of average daily net assets. Any resulting shortfall between the above required minimums and the asset based fee of .17% will be recouped as the WEBS Index Series' asset levels reach thresholds to permit such recovery of fees. Once the aggregate minimum fees are recouped, the Standard Fee Schedule will apply, subject to the maximum charge of .17% of average daily net assets and future recoupment of any future deferred minimum fees. The deferred amount resulting from time to time from the arrangements described above ($367,076 as of December 31, 1996) is a contingent liability of the Fund, and all or a portion thereof will be accrued as an expense of the Fund at such time (if ever) when net assets reach such a level that repayment of the deferred amount or a portion thereof is both probable and reasonably estimable. The Administrator has also agreed to waive a portion of its fees in the first year of the Fund's operations in certain limited circumstances. See "Investment Advisory, Management, Administrative and Distribution Services -- The Administrator" in the Statement of Additional Information.

    If the Administrator is terminated within the first three years of the Fund's operations, except if removed (i) for failing to substantially perform to the satisfaction of the Board its material obligations under the Agreement or
(ii) in order to comply with federal or state law, the Fund shall pay any reasonable costs of time and material associated with the deconversion and the Administrator will recoup 100% of any fees waived in the first year of operations. The Fund understands that PFPC would seek repayment of any deferred fees upon its termination (other than for the reasons specified in (i) or (ii) above).

    DISTRIBUTOR. Funds Distributor, Inc. (the "Distributor") is the distributor of WEBS. Its address is 60 State Street, Suite 1300, Boston, MA 02109. Investor information can be obtained by calling 1-800-810-WEBS(9327). WEBS are sold by the Fund and distributed only in Creation Units, as described below under "Purchase and Issuance of WEBS in Creation Units." WEBS in less than Creation Units will not be distributed by the Distributor. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Each WEBS Index Series operates the Rule 12b-1 Plan in accordance with its terms and the NASD Rules concerning maximum sales charges. Under the Rule 12b-1 Plan, the Distributor is paid an annual fee as compensation in connection with the offering and sale of shares of each WEBS Index Series. The fees to be paid to the Distributor under the Rule 12b-1 Plan are calculated and paid monthly with respect to each WEBS Index Series at an annual rate of up to .25% of the average daily net assets of such WEBS Index Series. From time to time the Distributor may waive all or a portion of the fees. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of shares of each WEBS Index Series including payments for any activities or expenses primarily intended to result in or required for the sale of the WEBS Index Series' shares, including promotional and marketing activities related to the sale of shares of the WEBS Index Series, expenses related to the preparation, printing and distribution of prospectuses and sales literature, certain communications to and with shareholders, advertisements, and payments made to representatives or others for selling shares of the WEBS Index Series or for providing ongoing distribution assistance, shareholder services and/or maintenance of shareholder accounts. The Distributor has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined under "Book-Entry Only System" below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of most sales and investor services agreements, the Distributor will pay such broker-dealers or other persons, out of 12b-1 fees received from the WEBS Index Series, at the annual rate of .05 of 1% of the average daily net asset value of WEBS held through DTC for the account of such DTC Participant. In addition, the Distributor has entered into sales and investor services agreements with certain other broker-dealers which provide for payment to such broker-dealers out of 12b-1 fees at higher rates, in consideration of their commitment to provide significantly greater levels of educational and promotional services. See "Investment Advisory, Management, Administrative and Distribution Services -- The Distributor" in the Fund's Statement of Additional Information. The Distributor may retain any amount of its fee that is not expended for the foregoing purposes. The amount of such fee is not dependent upon the distribution expenses actually incurred by the Distributor. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. See "Investment Advisory, Management, Administrative and Distribution Services" in the Statement of Additional Information.

    CUSTODIAN AND LENDING AGENT. Morgan Stanley Trust Company ("MSTC") serves as the Custodian for the cash and portfolio securities of each WEBS Index Series of the Fund. MSTC also serves as Lending Agent of the portfolio securities of each WEBS Index Series. As Lending Agent, MSTC causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. For its services as Lending Agent, the Fund will pay MSTC, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned. MSTC, as Custodian and Lending Agent, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of MSTC is One Pierrepont Plaza, Brooklyn, New York 11201.

    TRANSFER AGENT. PNC Bank, N.A. ("PNC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services to the Fund. PNC, as transfer agent (the "Transfer Agent"), has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of PNC is Broad and Chestnut Streets, Philadelphia, PA 19110.

    The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depositary institution to become an underwriter or distributor of securities. However, in the opinion of the Fund, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

    In addition to the fees described above, the Fund is responsible for the payment of expenses that include, among other things, organizational expenses, compensation of the Directors of the Fund, reimbursement of out-of-pocket expenses incurred by the Administrator, exchange listing fees, brokerage and other costs (including costs incurred by a WEBS Index Series in connection with any rebalancing of its portfolio), legal and audit fees, and litigation and extraordinary expenses.

EXCHANGE LISTING AND TRADING OF WEBS

    The WEBS of each WEBS Index Series have been listed for trading on the AMEX. WEBS trade on the AMEX at prices that differ to some degree from their net asset value. See "Investment Considerations and Risks" and "Determination of Net Asset Value." However, given that WEBS can be created or redeemed in Creation Unit aggregations, the Fund believes that large discounts or premiums to the net asset value of WEBS should not be sustainable. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged or that an active trading market will develop or be maintained for the WEBS of any particular WEBS Index Series. The AMEX may remove the WEBS of a WEBS Index Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a WEBS Index Series, there are fewer than 50 beneficial holders of the WEBS of such WEBS Index Series for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such WEBS Index Series is based is no longer calculated or available or (3) such other event occurs or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the WEBS from listing and trading upon termination of the Fund.

    The AMEX disseminates during its trading day an indicative optimized portfolio value ("IOPV") for each WEBS Index Series. The IOPV on a per WEBS basis should not be viewed as a real time update of the net asset value per WEBS share of the Fund, which is calculated only once a day. See "Exchange Listing and Trading" in the Statement of Additional Information for additional details.

INVESTMENT CONSIDERATIONS AND RISKS

    An investment in the WEBS of a WEBS Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and the significantly smaller market capitalization of most non-U.S. securities markets; lesser levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war. Certain WEBS Index Series' specific considerations are set forth in the Statement of Additional Information.

    VOLATILITY OF FOREIGN EQUITY MARKETS

    The U.S. dollar performance of foreign equity markets, particularly emerging markets, has generally been substantially more volatile than that of U.S. markets. For example, from October 1992-1996, the average price volatility of the Standard and Poor's 500 Index, a broad measure of the U.S. equity market, was 9.2%. In contrast, during the same period, the average price volatility of the respective MSCI Indices was as follows: the MSCI Australia (16.6%), the MSCI Austria (15.2%), the MSCI Belgium (11.1%), the MSCI Canada (12.7%), the MSCI France (14.6%), the MSCI Germany (13.2%), the MSCI Hong Kong (25.7%), the MSCI Italy (25.8%), the MSCI Japan (22.8%), the MSCI Malaysia (23.4%), the MSCI Mexico (Free) (37.3%), the MSCI Netherlands (11.9%), the MSCI Singapore (Free) (20.9%), the MSCI Spain (19.8%), the MSCI Sweden (21.3%), the MSCI Switzerland (14.1%), and the MSCI United Kingdom (14.0%). Short-term volatility in these markets can be significantly greater.

    FOREIGN CURRENCY FLUCTUATIONS

    Because each WEBS Index Series' assets are generally invested in non-U.S. securities, and because a substantial portion of the revenues and income of each WEBS Index Series are received in a foreign currency, while WEBS Index Series dividends and other distributions are paid in U.S. dollars, the dollar value of a WEBS Index Series' net assets are adversely affected by reductions in the value of subject foreign currency relative to the dollar and are positively affected by increases in the value of such currency relative to the dollar. Also, government or monetary authorities have imposed and may in the future impose exchange controls that could adversely affect exchange rates. Any such currency fluctuations will affect the net asset value of a WEBS Index Series irrespective of the performance of its underlying portfolio. Other than to facilitate settlements in local markets or to protect against currency exposure in connection with its distributions to shareholders or borrowings, the Fund does not expect to engage in currency transactions for the purpose of hedging against the decline in value of any foreign currencies.

    CONCENTRATION AND LACK OF DIVERSIFICATION OF CERTAIN WEBS INDEX SERIES

    Each WEBS Index Series of the Fund (except for the Canada WEBS Index Series, the France WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series) is classified as "non-diversified" for purposes of the 1940 Act, which means each of those WEBS Index Series is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. In addition, a number of WEBS Index Series concentrate their investments in particular industries. See "Investment Policies" herein. However, each WEBS Index Series, regardless of whether classified as non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to relieve the WEBS Index Series of any liability for Federal income tax to the extent that its earnings are distributed to shareholders. See "Dividends and Capital Gains Distributions" and "Tax Matters" in this Prospectus. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain WEBS Index Series and makes it less likely that such WEBS Index Series will meet their investment objectives.

    The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain WEBS Index Series and, consequently, the investment portfolios of such WEBS Index Series, which may adversely affect the performance of such WEBS Index Series or subject such WEBS Index Series to greater price volatility than that experienced by more diversified investment companies. The WEBS of a WEBS Index Series may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested than the subject WEBS Index Series in the equity securities of the relevant market. Information concerning the companies and industry sectors that represent the largest components of the various benchmark indices is set forth above under "The Benchmark MSCI Indices Utilized by the WEBS Index Series."

    As indicated above, the WEBS have been listed for trading on the AMEX. There can be no assurance that active trading markets for the WEBS will develop or be maintained. The Distributor does not maintain a secondary market in WEBS. Trading in WEBS on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in WEBS inadvisable. In addition, trading in WEBS on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules that require trading in securities on the AMEX to be halted in the event of specified market moves. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of any WEBS Index Series will continue to be met or will remain unchanged. See "Exchange Listing and Trading of WEBS."

    The net asset value of the WEBS of a WEBS Index Series fluctuate with changes in the market value of the portfolio securities of the WEBS Index Series and changes in the market rate of exchange between the U.S. dollar and the subject foreign currency. The market prices of WEBS fluctuate in accordance with changes in net asset value and supply and demand on the AMEX. The Fund cannot predict whether WEBS will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for WEBS will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the subject MSCI Index trading individually or in the aggregate at any point in time. However, given that WEBS can be created and redeemed in Creation Unit aggregations (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund believes that large discounts or premiums to the net asset value of WEBS should not be sustainable.

    LENDING OF SECURITIES

    Although each WEBS Index Series receives collateral in connection with all loans of portfolio securities, and such collateral is marked to market, the WEBS Index Series would be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (E.G., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each WEBS Index Series bears the risk of loss of any collateral that it invests in Short-Term Investments.

    USE OF CERTAIN INSTRUMENTS

    The risk of loss associated with futures contracts is potentially unlimited due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, no WEBS Index Series will use futures contracts, options or swap agreements for speculative purposes or to leverage its net assets and each WEBS Index Series will comply with applicable SEC requirements regarding the segregation of assets in connection with futures positions. Accordingly, the primary risks associated with the use of futures contracts, options and swap agreements by a WEBS Index Series are: (i) imperfect correlation between the change in market value of the stocks in the benchmark index or held by the WEBS Index Series and the prices of futures contracts, options and swap agreements;
(ii) possible lack of a liquid secondary market for a futures contract or listed option and the resulting inability to close futures or listed option positions prior to their maturity date; and (iii) the risk of the counterparty or guaranteeing agent defaulting. Over-the-counter options and swap agreements are generally less liquid than exchange traded securities and the SEC staff considers most over-the-counter options to be illiquid. The Fund will treat such options as illiquid to the extent required by applicable SEC staff positions. Illiquid assets may not represent more than 15% of the net assets of a WEBS Index Series.

    Since there are generally no futures traded on the MSCI Indices, it may be necessary for a WEBS Index Series to utilize other futures contracts or combinations thereof to simulate the performance of the relevant MSCI Index. This process may magnify the "tracking error" of the WEBS Index Series' performance compared to that of the MSCI Index, due to the lower correlation of the selected futures with the MSCI Index. The Adviser will attempt to reduce this tracking error by investing in futures contracts whose behavior is expected to represent the market performance of the WEBS Index Series' underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of the relevant MSCI Index. Certain foreign stock index futures contracts and options thereon are not currently available to U.S. persons such as the Fund under applicable law.

    See also "Special Considerations and Risks" in the Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE

    Net asset value per share for each WEBS Index Series of the Fund is computed by dividing the value of the net assets of such WEBS Index Series (i.e., the value of its total assets less total liabilities) by the total number of WEBS outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each WEBS Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. (ordinarily 4:00 p.m., New York City time) on each day that such exchange is open.

    In computing a WEBS Index Series' net asset value, the WEBS Index Series' portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market are valued at the latest quoted bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Directors of the Fund. Foreign currency values are converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. New York City time).

CREATION UNITS

    The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of WEBS specified for each WEBS Index Series. The following table sets forth the number of WEBS of a WEBS Index Series that constitute a Creation Unit for such WEBS Index Series and the value of such Creation Unit at December 9, 1996:

                                                                                                     VALUE PER
WEBS INDEX SERIES                                                        WEBS PER CREATION UNIT    CREATION UNIT
-----------------------------------------------------------------------  -----------------------  ----------------
                                                                                                    (IN DOLLARS)
Australia WEBS Index Series............................................            200,000        $   2,113,300.03
Austria WEBS Index Series..............................................            100,000        $   1,031,152.88
Belgium WEBS Index Series..............................................             40,000        $     618,188.37
Canada WEBS Index Series...............................................            100,000        $   1,235,400.64
France WEBS Index Series...............................................            200,000        $   2,799,244.98
Germany WEBS Index Series..............................................            300,000        $   4,252,748.85
Hong Kong WEBS Index Series............................................             75,000        $   1,152,635.37
Italy WEBS Index Series................................................            150,000        $   2,191,097.55
Japan WEBS Index Series................................................            600,000        $   8,384,052.49
Malaysia WEBS Index Series.............................................             75,000        $   1,093,406.49
Mexico (Free) WEBS Index Series........................................            100,000        $   1,141,697.64
Netherlands WEBS Index Series..........................................             50,000        $     934,268.83
Singapore (Free) WEBS Index Series.....................................            100,000        $   1,168,088.62
Spain WEBS Index Series................................................             75,000        $   1,202,977.29
Sweden WEBS Index Series...............................................             75,000        $   1,257,208.62
Switzerland WEBS Index Series..........................................            125,000        $   1,487,092.95
United Kingdom WEBS Index Series.......................................            200,000        $   2,832,378.03

    See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units." The Board of Directors of the Fund reserves the right to declare a split in the number of WEBS outstanding of any WEBS Index Series of the Fund, and to make a corresponding change in the number of WEBS constituting a Creation Unit, in the event that the per WEBS price in the secondary market rises to an amount that exceeds the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF WEBS IN CREATION UNITS

    THE FUND ISSUES AND SELLS WEBS OF A WEBS INDEX SERIES ONLY IN CREATION UNITS ON A CONTINUOUS BASIS THROUGH THE DISTRIBUTOR AT THEIR NET ASSET VALUE NEXT DETERMINED AFTER RECEIPT OF AN ORDER IN PROPER FORM, WITHOUT AN INITIAL SALES LOAD. The consideration for purchase of a Creation Unit of WEBS of a WEBS Index Series is the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Deposit Securities") and an amount of cash computed as described below (the "Cash Component"). The Cash Component is a balancing amount to cover accrued dividends and to equalize any difference between the value of the Deposit Securities and the net asset value of a Creation Unit of WEBS as determined on the date on which WEBS are to be purchased and issued. Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit" which represents the minimum initial and subsequent investment amount for shares of any WEBS Index Series from the Fund. Tendered securities in the Portfolio Deposit are valued in the same manner as the relevant WEBS Index Series values its portfolio securities. WEBS may also be issued and sold in Creation Units for cash in certain circumstances; however, the Fund does not ordinarily permit cash purchases of Creation Units and any WEBS Index Series that permits cash sales reserves the right to suspend such sales at any time.

    The Deposit Securities for each WEBS Index Series generally change with changes in the corresponding MSCI Index. In addition, the Adviser reserves the right to permit or require the substitution of an amount of cash to be added to the Cash Component to replace any security in the portfolio constituting the Deposit Securities which may not be available in sufficient quantity for delivery or for other similar reasons. The Deposit Securities must be delivered for receipt in an account of the Fund maintained at the applicable local subcustodian.

    A purchase transaction fee payable to the Fund is imposed to compensate the Fund for the transaction costs of each WEBS Index Series associated with issuance of Creation Units of WEBS. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the Shareholder Transaction Expenses table in "Summary of Fund Expenses." The Shareholder Transaction Expenses table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Fund.

    The foregoing description of the issuance of Creation Units of WEBS is only a summary. Investors interested in purchasing Creations Units of WEBS from the Fund will need to refer to "Purchase and Issuance of WEBS in Creation Units" in the Statement of Additional Information for additional details.

REDEMPTION OF WEBS IN CREATION UNITS

    WEBS OF A WEBS INDEX SERIES ARE REDEEMED BY THE FUND ONLY IN CREATION UNITS AT THEIR NET ASSET VALUE NEXT DETERMINED AFTER RECEIPT OF A REDEMPTION REQUEST IN PROPER FORM BY THE DISTRIBUTOR. WEBS IN AMOUNTS LESS THAN CREATION UNITS ARE NOT REDEEMABLE. The Fund generally redeems a Creation Unit of WEBS principally on an in-kind basis for Deposit Securities as announced by the Distributor, plus cash in an amount equal to the difference between the net asset value of the WEBS being redeemed, as next determined after receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. A WEBS Index Series may also redeem Creation Units for cash in certain circumstances; however, the Fund does not ordinarily permit cash redemptions and any WEBS Index Series that permits cash redemptions reserves the right to suspend such redemptions at any time.

    Investors may purchase WEBS in the secondary market and aggregate such purchases into a Creation Unit for redemption. There can be no assurance, however, that there always will be sufficient liquidity in the public trading market to permit assembly of a Creation Unit of WEBS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of WEBS to constitute a redeemable Creation Unit. The approximate cost of a Creation Unit of each WEBS Index Series is indicated under the heading "Creation Units."

    A redemption transaction fee payable to the Fund is imposed to offset transaction costs that may be incurred by a WEBS Index Series in connection with redemption of Creation Units of WEBS. The redemption transaction fee for redemptions in kind and for cash (when available) are listed in the Shareholder Transaction Expenses table in "Summary of Fund Expenses." The Shareholder Transaction Expenses table may be subject to revision from time to time. Investors also bear the costs of transferring the Portfolio Deposit from the Fund to their account or on their order.

    Because the portfolio securities of a WEBS Index Series may trade on the relevant exchange(s) on days that the AMEX is closed, shareholders may not be able to redeem their Creation Units of such WEBS Index Series, or to purchase or sell WEBS on the AMEX, on days when the net asset value of such WEBS Index Series could be significantly affected by events in the relevant foreign markets.

    The foregoing description of the redemption of Creation Units of WEBS is only a summary. Investors interested in redeeming Creation Units of WEBS need to refer to "Redemption of WEBS in Creation Units" in the Statement of Additional Information for additional details.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Dividends from net investment income, including net foreign currency gains, if any, are declared and paid at least annually and net realized securities gains, if any, are distributed at least annually. Dividends may be declared and paid more frequently than annually for certain WEBS Index Series to improve tracking error or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each WEBS Index Series net of expenses of such WEBS Index Series, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters." Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional WEBS. The Fund will inform shareholders within 60 days after the close of the WEBS Index Series' taxable year of the amount and nature of all distributions made to them.

TAX MATTERS

    A person other than a tax-exempt entity who exchanges securities for Creation Units of WEBS generally will recognize gain and generally should recognize loss equal to the difference between the market value of the Creation Units and the sum of his aggregate basis in the securities surrendered and the Cash Component paid. It is possible, however, that the Internal Revenue Service may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," and persons exchanging securities should consult their own tax advisors with respect to when such a loss might be deductible.

    Each WEBS Index Series of the Fund intends to qualify for and to elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company, a WEBS Index Series is not subject to U.S. federal income tax on its income and gains that it distributes to shareholders, provided that it distributes annually at least 90% of its investment company taxable income. Investment company taxable income generally includes income from dividends and interest and gains and losses from currency transactions net of operating expenses plus the WEBS Index Series' net short-term capital gains in excess of its net long-term capital losses. Each WEBS Index Series distributes to its shareholders at least annually all of its investment company taxable income and any realized net long-term capital gains.

    Dividends paid out of a WEBS Index Series' investment company taxable income are taxable to a U.S. investor as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable to a U.S. investor as long-term capital gains, regardless of how long the investor has held the WEBS. Dividends paid by a WEBS Index Series generally will not qualify for the deduction for dividends received by corporations. Distributions in excess of a WEBS Index Series' current and accumulated earnings and profits are treated as a tax-free return of capital to each of the WEBS Index Series' investors to the extent of the investor's basis in its WEBS, and as capital gain thereafter. Any dividend declared by a WEBS Index Series in October, November or December of any calendar year and payable to investors of record on a specified date in such a month shall be deemed to have been received by each investor on December 31 of such calendar year and to have been paid by the WEBS Index Series not later than such December 31 so long as the dividend is actually paid by the WEBS Index Series during January of the following calendar year. A distribution by a WEBS Index Series will reduce its net asset value per share and may be taxable to the investor as ordinary income or net capital gain as described above even though, from an investment standpoint, it may constitute a return of capital and this phenomenon may be more pronounced given the WEBS Index Series' policy of making distributions in excess of the sum of its investment company taxable income and its net long-term capital gains.

    Any gain or loss realized upon a sale or redemption of WEBS by a shareholder that is not a dealer in securities is generally treated as a long-term capital gain or loss if the WEBS have been held for more than one year, and otherwise as a short-term capital gain or loss. However, if WEBS on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such WEBS have been held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. Moreover, any loss realized on a sale or exchange of WEBS will be deferred to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares, in which case the basis of the shares acquired will be adjusted upward to reflect the deferred loss.

    Each WEBS Index Series may be subject to foreign income taxes withheld at source. As more than 50% of the value of the total assets of each WEBS Index Series at the close of its taxable year will consist of stock or securities of foreign corporations, a WEBS Index Series will be eligible (and intends) to file an election with the Internal Revenue Service to "pass through" to its investors the amount of foreign income taxes (including withholding taxes) paid by the WEBS Index Series. Subject to certain limitations, the foreign income taxes passed through may qualify as a deduction in calculating U.S. taxable income or as a credit in calculating U.S. federal income tax. Each investor will be notified of the investor's portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country.

    The Fund may be required to withhold for U.S. federal income tax purposes 31% of the dividends and distributions payable to investors who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax; amounts withheld may be credited against the investor's U.S. federal income tax liability.

    An investor in a WEBS Index Series that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to significant adverse U.S. tax consequences. For example, dividends paid out of a WEBS Index Series' investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in a WEBS Index Series.

    For further information on taxes see "Taxes" in the Statement of Additional Information.

BOOK-ENTRY ONLY SYSTEM

    DTC acts as securities depositary for the WEBS. WEBS are represented by global securities, which are registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

    DTC has advised the Fund as follows: DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

    Beneficial ownership of WEBS is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in WEBS (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners receive from or through the DTC Participant a written confirmation relating to their purchase of WEBS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in WEBS. Beneficial Owners of WEBS are not entitled to have WEBS registered in their names, will not receive or are not entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of WEBS.

    WEBS distributions are made to DTC or its nominee, Cede & Co., as the registered holder of all WEBS. DTC or its nominee, upon receipt of any such distributions, will immediately credit DTC

Participants' accounts with payments in amounts proportionate to their respective beneficial interests in WEBS as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of WEBS held through such DTC Participants are governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in a "street name," and are the responsibility of such DTC Participants.

    See "Book-Entry Only System" in the Statement of Additional Information for additional details.

PERFORMANCE

    The performance of the WEBS Index Series may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

    Quotations of average annual total return will be expressed in terms of average annual rate of return of a hypothetical investment in a WEBS Index Series over periods of 1, 5 and 10 years (or the life of the WEBS Index Series, if shorter). Such total return figures reflect the deduction of a proportional share of such WEBS Index Series' expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

    Quotations of a cumulative total return are calculated for any specified period by assuming a hypothetical investment in a WEBS Index Series on the date of the commencement of the period and assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of WEBS and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period is divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

    The yield of a WEBS Index Series refers to income generated by an investment in such WEBS Index Series over a specified 30-day (one month) period. Yields for the WEBS Index Series are expressed as annualized percentages.

    Quotations of average annual total return, cumulative total return or yield reflect only the performance of a hypothetical investment in a WEBS Index Series during the particular time period on which the calculations are based. Such quotations for a WEBS Index Series will vary based on changes in market conditions and the level of such WEBS Index Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

GENERAL INFORMATION

    The Fund is organized as a Maryland corporation. The Articles of Incorporation, as amended, currently permit the Fund to issue 6 billion shares of common stock with a par value of $.001 per share. Fractional shares will not be issued. In addition to the seventeen WEBS Index Series described herein, the Board of Directors of the Fund may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. Any such additional series may seek to track the investment results represented by an equity securities index compiled by MSCI or by another index compiler. The shares of each series are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Each share has one vote with respect to matters upon which a shareholder vote is required; shareholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular WEBS Index Series it will be voted on only by that WEBS Index Series and if a matter affects a particular WEBS Index Series differently from other WEBS Index Series, that WEBS Index Series will vote separately on such matter. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law.

    Absent an applicable exemption, beneficial owners of 10% of the WEBS of a WEBS Index Series are subject to the insider reporting, short-swing profit and short sale provisions under the Exchange Act. The Exchange Act provides that, with certain exceptions, any gain realized by any such beneficial owner from any purchase and sale or sale and purchase of WEBS within any period of less than six months is recoverable by the WEBS Index Series. Additionally, every such beneficial owner must file with the SEC a statement showing ownership and change in ownership of WEBS within ten days after the end of any calendar month in which there has been a change in such beneficial owner's ownership of WEBS.

    The acquisition of WEBS of each WEBS Index Series by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act and applicable state regulations.

    Ernst & Young, LLP serves as independent auditors for the Fund and audits its financial statements annually.

AVAILABLE INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith and the Statement of Additional Information, may be examined at the offices of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549. Such documents and other information concerning the Fund may also be inspected at the offices of the American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006.

    Statements contained in this Prospectus as to the contents of any agreement or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

    Shareholder inquiries may be directed to the Fund in writing, to c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                [LOGO]
                                        -SM-

                                                                      FFCPROSP97

                             WEBS INDEX FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 15, 1997

    This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated January 15, 1997 (the "Prospectus") for WEBS Index Fund, Inc. (the "Fund"), as it may be revised from time to time. A copy of the Prospectus for the Fund may be obtained without charge by writing to the Fund or the Distributor. The Fund's address is WEBS Index Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. Capitalized terms used herein but not defined have the same meaning as in the Prospectus, unless otherwise noted.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
General Description of the Fund............................................................................           1
Investment Policies and Restrictions.......................................................................           1
Special Considerations and Risks...........................................................................          15
The MSCI Indices...........................................................................................          27
Exchange Listing and Trading...............................................................................          45
Management of the Fund.....................................................................................          47
Investment Advisory, Management, Administrative and Distribution Services..................................          50
Brokerage Transactions.....................................................................................          54
Book Entry Only System.....................................................................................          55
Purchase and Issuance of WEBS in Creation Units............................................................          56
Redemption of WEBS in Creation Units.......................................................................          60
Determining Net Asset Value................................................................................          63
Dividends and Distributions................................................................................          63
Taxes......................................................................................................          63
Capital Stock and Shareholder Reports......................................................................          65
Performance Information....................................................................................          67
Counsel and Independent Auditors...........................................................................          68
Financial Statements.......................................................................................          68

APPENDICES

    APPENDIX A: MSCI Indices as of October 31, 1996

    APPENDIX B: Holidays Applicable to Each WEBS Index Series

    APPENDIX C: Supplemental Educational Information on WEBS

    -- The Case For International Index Investing

    -- Individual Country Fact Sheets

       Japan
       Germany
       France
       Hong Kong
       Australia
       Mexico
       Sweden

    -- Frequently Asked Questions (Q & A)

    -- WEBS Investment Highlights

    -- MSCI Index Performance Charts
                            ------------------------

    THE MSCI INDICES ARE THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"). MORGAN STANLEY CAPITAL INTERNATIONAL IS A SERVICE MARK OF MORGAN STANLEY AND HAS BEEN LICENSED FOR USE BY WEBS INDEX FUND, INC. ("LICENSEE"). THE MSCI INDICES ARE DETERMINED, COMPOSED AND CALCULATED BY CAPITAL INTERNATIONAL PERSPECTIVE S.A. ("CIPSA"), A SUBSIDIARY OF CAPITAL INTERNATIONAL S.A.

    WORLD EQUITY BENCHMARK SHARES ARE NOT SPONSORED, ENDORSED, OR PROMOTED BY MORGAN STANLEY. MORGAN STANLEY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY, OR IN THE WEBS OF ANY WEBS INDEX SERIES PARTICULARLY, OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK GENERAL STOCK MARKET PERFORMANCE. MORGAN STANLEY IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MORGAN STANLEY, INCLUDING

THE MORGAN STANLEY CAPITAL INTERNATIONAL SERVICE MARK ("MSCI") WHICH MARK IS ASCRIBED TO THE INDICES CREATED BY CIPSA AND LICENSED TO MORGAN STANLEY. THE MSCI INDICES IDENTIFIED HEREIN ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE WEBS OF ANY WEBS INDEX SERIES OR THE ISSUER THEREOF. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OF THE WEBS OF ANY WEBS INDEX SERIES OR THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING, IN THE CASE OF CIPSA, OR DISSEMINATING, IN THE CASE OF MORGAN STANLEY, THE RESPECTIVE MSCI INDICES. NEITHER MORGAN STANLEY NOR CIPSA IS RESPONSIBLE FOR, NOR HAVE THEY PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF THE WEBS OF ANY WEBS INDEX SERIES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE WEBS OF ANY WEBS INDEX SERIES ARE REDEEMABLE. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE WEBS OF ANY WEBS INDEX SERIES.

    ALTHOUGH CIPSA SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES WHICH IT CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR CIPSA GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF ANY MSCI INDEX OBTAINED FROM INDEPENDENT SOURCES. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER ANY LICENSE AGREEMENT OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MSCI INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR CIPSA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

    The information contained herein regarding MSCI, the MSCI Indices, local securities markets and Depository Trust Company ("DTC") was obtained from publicly available sources.

    Unless otherwise specified, all references in this Statement of Additional Information to "dollars," "USD," "US$" or "$" are to United States Dollars, all references to "AUD," or "A$" are to Australian Dollars, all references to "ATS" are to Austrian Schillings, all references to "BEF" are to Belgian Francs, all references to "CAD" or "CA$" are to Canadian Dollars, all references to "FRF" or "FF" are to French Francs, all references to "DEM" or "DM" are to the German Deutsche Mark, all references to "HKD" or "HK$" are to Hong Kong Dollars, all references to "ITL" or "LL" are to Italian Lira, all references to "JPY" or "Y" are to Japanese Yen, all references to "MYR" are to Malaysian Ringgits, all references to "MXN" are to Mexican Pesos, all references to "NLG" are to Netherlands Guilders, all references to "SGD" are to Singapore Dollars, all references to "ESP" are to Spanish Pesetas, all references to "SEK" are to Swedish Krona, all references to "CHF" are to Swiss Francs, and all references to "GBP," "L" or "L" are to British Pounds Sterling. On December 9, 1996, the noon buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US $1.00: AUD 0.7984, ATS 10.94, BEF 32.05, CAD 1.36, FRF 5.25, DEM 1.55, HKD 7.73, ITL 1533.10, JPY 112.54, MYR 2.52, MXN 7.89,
NLG 1.74, SGD 1.40, ESP 130.72, SEK 6.81, CHF 1.32 and GBP .6144. Some numbers in this Statement of Additional Information have been rounded. All US Dollar equivalents provided in this Statement of Additional Information are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

                        GENERAL DESCRIPTION OF THE FUND

    WEBS Index Fund, Inc. (the "Fund") is a management investment company organized as a series fund. The Fund currently consists of seventeen series (each, a "WEBS Index Series"), each of which invests in a portfolio of common stocks (the "Portfolio Securities") consisting of some or all of the component securities of a specified foreign securities index, selected to reflect the performance thereof. The Fund was incorporated under the laws of the State of Maryland on September 1, 1994. The shares of each WEBS Index Series are referred to herein as "World Equity Benchmark Shares-SM-" or "WEBS-SM-". The seventeen WEBS Index Series offered by the Fund are the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series and the United Kingdom WEBS Index Series.

    Each WEBS Index Series offers and issues WEBS at their net asset value only in aggregations of a specified number of shares (each, a "Creation Unit"), usually in exchange for a basket of Portfolio Securities (together with the deposit of a specified cash payment). Such Creation Units of WEBS are separable upon issue into identical shares which are listed and traded on the American Stock Exchange (the "AMEX"). WEBS are also redeemable only in Creation Units, also usually in exchange for Portfolio Securities and a specified cash payment. The Fund reserves the right to offer a "cash" option for sales and redemptions of WEBS (subject to applicable legal requirements), as well as the option to offer WEBS on a "cash only" basis. In each instance of such cash sales or redemptions, the Fund will impose transaction fees based on transaction expenses in the particular country that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                      INVESTMENT POLICIES AND RESTRICTIONS

    The following information supplements and should be read in conjunction with the sections entitled "Investment Policies" and "Investment Limitations" in the Prospectus.

    Each of the seventeen WEBS Index Series has the policy to remain as fully invested as practicable in a pool of equity securities the performance of which will approximate the performance of the subject MSCI Index taken in its entirety. A WEBS Index Series will normally invest at least 95% of its total assets in stocks that are represented in the relevant MSCI Index, and will at all times invest at least 90% of its total assets in such stocks except, that in order to permit the Adviser additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and other regulatory requirements and to manage future corporate actions and index changes in the smaller markets, each of the Austria, Belgium, Hong Kong, Mexico (Free), Netherlands, Spain, Sweden, and Switzerland WEBS Index Series will at all times invest at least 80% of its total assets in such stocks and at least 10% of the remaining 20% of its total assets in such stocks or in stocks included in the revelant market, but not in the relevant MSCI Index. A WEBS Index Series may invest its remaining assets in Short-Term Investments (defined below), in stocks that are in the relevant market but not the relevant MSCI Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps, cash, local currency and forward currency exchange contracts that are intended to provide the WEBS Index Series with exposure to such stocks (the WEBS Index Series will not use such instruments to leverage their investment portfolios). "Short-Term Investments" are short-term high quality debt securities that include: obligations of the United States Government and its agencies or instrumentalities; commercial paper (rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's

Ratings Group), bank certificates of deposit and bankers' acceptances; repurchase agreements collateralized by the foregoing securities; participation interests in such securities; and shares of money market funds (subject to applicable limits under the Investment Company Act of 1940, as amended, (the "1940 Act")).

    A WEBS Index Series will not invest in cash reserves or Short-Term Investments, or utilize futures contracts, options on futures contracts, options or swap agreements as part of a temporary defensive strategy to protect against potential stock market declines. A WEBS Index Series may enter into forward currency exchange contracts and foreign currency futures contracts in order to facilitate settlements in local markets in connection with stock index futures, and to protect against currency exposure in connection with its distributions to shareholders, but not as part of a defensive strategy to protect against fluctuations in exchange rates.

INVESTMENTS IN SUBJECT EQUITY MARKETS

    Brief descriptions of the equity markets in which the respective WEBS Index Series are invested are provided below.

THE AUSTRALIAN EQUITY MARKETS

    GENERAL BACKGROUND. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became the stock exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney
(1871), Brisbane (1884), Adelaide (1887), Hobart (1891) and Perth (1891). In
1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (AASE) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity -- The Australian Stock Exchange (ASX). Trading is done via a computer link-up called "SEATS." SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.

    REPORTING, ACCOUNTING AND AUDITING. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Australian equity markets was approximately AUD 374.2 billion or US $274.7 billion.

THE AUSTRIAN EQUITY MARKETS

    GENERAL BACKGROUND. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (VSE) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the "Act") established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler), of whom there are three.

    REPORTING, ACCOUNTING AND AUDITING. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Austrian equity markets was approximately ATS 403.5 billion or US$38.8 billion.

THE BELGIAN EQUITY MARKETS

    GENERAL BACKGROUND. The Brussels Stock Exchange (BSE) was founded by Napoleanic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles" (SBVM) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market."

    REPORTING, ACCOUNTING AND AUDITING. Belgian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Belgian equity markets was approximately BEF 3,307.7 billion or US$108.7 billion.

THE CANADIAN EQUITY MARKETS

    GENERAL BACKGROUND. The first Canadian stock exchange appeared in the 1870's. Today, Canada is the world's fourth largest public equity market by trading volume and the fifth largest by market capitalization. There are five stock exchanges across Canada, located in Toronto, Montreal, Vancouver, Calgary and Winnipeg. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest in North America and among the ten largest in the world.

    REPORTING, ACCOUNTING AND AUDITING. As recognized by the Securities and Exchange Commission in one of the proposing releases relating to the Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. Authoritative accounting and auditing standards, which are uniform across Canada, are developed by a national body, the Canadian Institute of Chartered Accountants ("CICA"). Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompass all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA's U.S.

counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Canadian markets was approximately CAD 543.6 billion or US$ 397.3 billion.

THE FRENCH EQUITY MARKETS

    GENERAL BACKGROUND. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and (3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

    Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Securities are denominated in the official unit of currency, the French Franc. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

    REPORTING, ACCOUNTING AND AUDITING. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the French equity markets was approximately FRF 2,828.9 billion or US$559.5 billion.

THE GERMAN EQUITY MARKETS

    GENERAL BACKGROUND. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in German Marks, the official currency of Germany. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

    REPORTING, ACCOUNTING AND AUDITING. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Germany equity markets was approximately DEM 473.04 billion or US$320.1 billion.

THE HONG KONG EQUITY MARKETS

    GENERAL BACKGROUND. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers' Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the "SEHK"). The value of the SEHK constitutes more than 100% of Hong Kong's Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

    REPORTING, ACCOUNTING AND AUDITING. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Hong Kong equity markets was approximately HKD 2,569.6 billion or US$332.3 billion.

THE ITALIAN EQUITY MARKETS

    GENERAL BACKGROUND. The first formal exchange was created in Italy in 1808 with the establishment of the Milan Stock Exchange. Since then nine other exchanges have been founded. Milan is the most important exchange, accounting for 90% of total equity volume and about 80% of turnover in fixed income securities. After the Milan Stock Exchange the other exchanges, in order of importance are: Rome, Turin, Genoa, Bologna, Florence, Naples, Palermo, Trieste and Venice. By law the only persons allowed to trade in the official posts of the stock exchange are the stockbrokers, who must act as brokers and not trade for their own account. Banks and intermediaries are allowed to enter the trading post as observers. In 1991, the Parliament passed legislation creating Societa di intermediazone mobiliare (SIMs). SIMs were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts. In 1986, the Centro Elaboraizione Dati (C.E.D. Borsa), a subsidiary of the Milan Stock Exchange, developed a supporting service called Borsamat. The Borsamat records all trading floor orders, links all Italian exchanges, checks transaction details and issues confirmations. Italy has the world's largest government securities market after the United States and Japan. At the end of 1993, issues of treasury bills, notes and bonds outstanding totaled US$1,133 billion.

    REPORTING, ACCOUNTING AND AUDITING. Italian reporting, accounting and auditing practices are regulated by Italy's National Control Commission. These practices bear some similarities to United States standards, but differ significantly in many important respects. In general, Italian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Italian markets was approximately ITL 370,000.7 billion or US$245.2 billion.

THE JAPANESE EQUITY MARKETS

    GENERAL BACKGROUND. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. in 1878. Stock exchanges are located in eight cities in Japan (Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo). There is also an over-the-counter market. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The statutory at-source withholding is 20% on dividends. There also is a transaction tax on share trades and a small stamp duty.

    REPORTING, ACCOUNTING AND AUDITING. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Japanese equity markets was approximately JPY 376,755.1 billion or US$3,469.2 billion.

THE MALAYSIAN EQUITY MARKETS

    GENERAL BACKGROUND. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (KLSE) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of April 30, 1993, 320 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. Fifty-seven companies were listed on the Second Board as of April 30, 1993. Over the years, the KLSE's close links with the Stock Exchange of Singapore (SES) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 counters. The New Straits Times Industrial Index is an average of 30 industrial stocks.

    REPORTING, ACCOUNTING AND AUDITING. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Malaysian equity markets was approximately MYR 644.4 billion or US$258.4 billion.

THE MEXICAN EQUITY MARKETS

    GENERAL BACKGROUND. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (BMV), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission

(CNV) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to "Casas de Bolsa" ("brokerage houses") and "Especialistas Bursatiles" (stock exchange specialists).

    REPORTING, ACCOUNTING AND AUDITING. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of July 30, 1996, the total market capitalization of the Mexican equity markets was approximately MXN 847.44 billion or US$107 billion.

THE NETHERLANDS EQUITY MARKETS

    GENERAL BACKGROUND.  Trading securities on the Amsterdam Stock Exchange
(ASE) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876 and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the Amsterdam Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the ASE may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

    REPORTING, ACCOUNTING AND AUDITING. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Dutch equity markets was approximately NLG 552.0 billion or US$333.2 billion.

THE SINGAPOREAN EQUITY MARKETS

    GENERAL BACKGROUND. The Stock Exchange of Singapore (SES) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the Kuala Lumpur Stock Exchange (KLSE) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until January 1, 1990 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (OTC) market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (NASDAQ) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

    REPORTING, ACCOUNTING AND AUDITING. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Singaporean markets was approximately SGD 202.6 billion or US$144 billion.

THE SPANISH EQUITY MARKETS

    GENERAL BACKGROUND. The trading of shares in Spain dates back to 1831 when the Madrid Stock Exchange was founded. Since that time other exchanges have been established in Barcelona, Bilbao and Valencia, although the latter remains purely a local market. Madrid is by far the most active and the most international market exchange, accounting for nearly 50% of total market capitalization of both bonds and stocks. The next largest exchange is Barcelona, founded in 1915. Membership at each stock exchange in Spain is restricted to stockbrokers nominated by the Ministry of Finance. In order to practice their profession, a broker must belong to the Association of Brokers. In November 1986, the Madrid Stock Exchange opened the new second market, or unlisted securities market, as part of an effort to expand the range of Spanish companies whose shares are publicly quoted. The second market provides small and medium-sized companies with access to the trading market of the Madrid Stock Exchange.

    REPORTING, ACCOUNTING AND AUDITING. Spanish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Spanish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Spanish equity markets was approximately ESP 20,932.5 billion or US$167.4 billion.

THE SWEDISH EQUITY MARKETS

    GENERAL BACKGROUND. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the stock exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970's the Stockholm market was characterized by limited turnover and dull trading conditions. In 1980 the market started to climb and for several years Stockholm was one of the best performing stock markets in both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980's. The Stockholm Stock Exchange is structured on a membership basis, with the Bank Inspection Board being the supervising authority. The board consists of 11 directors and one chief executive. The directors of the board are elected by the Swedish government, and the Association of the Swedish Chamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A1 list, for the largest and most heavily traded companies. The second distinct market is the Over-the-Counter Market, which is more loosely regulated than the official market and caters to small and medium sized companies. The other market is the unofficial parallel market which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been delisted from the other markets and those which are only occasionally available for trading.

    There are also two independent markets for options -- the Swedish Options Market (OM) and the Swedish Options and Futures Exchange (SOFE). They offer calls, puts and forwards on Swedish stocks and stock market index.

    REPORTING, ACCOUNTING AND AUDITING. Swedish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swedish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Swedish equity markets was approximately SEK 1,437.5 billion or US$217.3 billion.

THE SWISS EQUITY MARKETS

    GENERAL BACKGROUND. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trading is conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

    REPORTING, ACCOUNTING AND AUDITING. Swiss reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swiss corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Swiss equity markets was approximately CHF 492.1 billion or US$410.9 billion.

THE UNITED KINGDOM EQUITY MARKETS

    GENERAL BACKGROUND. The United Kingdom is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the Stock Exchange Automated Quotation System. There are 14 stock exchanges in the United Kingdom and Ireland which comprise the Associated Stock Exchange. The most important exchange and the one that has the major share of the business is the London Stock Exchange. The London Stock Exchange has the largest volume of trading in international equities in the world.

    REPORTING, ACCOUNTING AND AUDITING. Although UK reporting, accounting and auditing standards are among the most stringent outside the United States, such standards are not identical to U.S. standards in important respects. Some UK corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may, in certain cases, be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the United Kingdom equity markets was approximately GBP 956.6 billion or US$1,495.1 billion.

OTHER FUND INVESTMENTS

    Although the policy of each WEBS Index Series of the Fund is to remain substantially fully invested in equity securities, a WEBS Index Series may also invest in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps, cash, local currency and forward currency exchange contracts that are intended to provide the WEBS Index Series with exposure to such equity securities. A WEBS Index Series may invest temporarily in cash, local currency, forward currency contracts and certain Short-Term Investments. Such investments may be used to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units of WEBS.

    Although each WEBS Index Series generally seeks to invest for the long term, the WEBS Index Series retain the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate for each WEBS Index Series is expected to be under 50%, a generally lower turnover rate than for many other investment companies. A portfolio turnover rate of 50% would occur if one half of a WEBS Index Series' securities were sold within one year. (For purposes of calculating portfolio turnover rate, the Fund does not take into account "sales" of securities by means of in-kind redemptions, since such transactions do not impact a WEBS Index Series' portfolio composition or weighting.) Ordinarily, securities will be sold from a WEBS Index Series only to reflect certain administrative changes in an MSCI Index (including mergers or changes in the composition of the Index) or to accommodate cash flows out of the WEBS Index Series while seeking to keep the performance of the WEBS Index Series in line with that of its benchmark index. In addition, securities may be sold from a WEBS Index Series in certain circumstances to ensure the WEBS Index Series' compliance with the diversification and other requirements of the Internal Revenue Code and with other requirements, which would tend to raise the portfolio turnover rate of such WEBS Index Series. Purchases and sales of securities involve transaction costs borne by the respective WEBS Index Series.

    A WEBS Index Series may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes. A WEBS Index Series may borrow money only to facilitate distributions to shareholders or meet redemption requests (in connection with Creation Units of WEBS that the Fund agrees to redeem for cash) prior to the settlement of securities already sold or in the process of being sold by such WEBS Index Series. To the extent that a WEBS Index Series borrows money prior to receiving distributions on its portfolio securities or prior to selling securities in connection with a redemption, it may be leveraged; at such times, the WEBS Index Series may appreciate or depreciate in value more rapidly than its benchmark index. A WEBS Index Series will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.

LENDING PORTFOLIO SECURITIES

    The Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables a WEBS Index Series to earn additional income that may partially offset the expenses of such WEBS Index Series, and thereby reduce the effect that expenses have on such WEBS Index Series' ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed 33% of a WEBS Index Series' total assets. The documentation for these loans provide that the WEBS Index Series will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the WEBS Index Series is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. A WEBS Index Series pays reasonable administrative and custodial fees in connection with the loan of securities. The WEBS Index Series invests collateral in Short-Term Investments. Morgan Stanley Trust Company ("MSTC") serves as Lending Agent of the Fund and, in such capacity, shares equally with the respective WEBS Index Series any net income earned on invested collateral. A WEBS Index Series' share of income from the loan collateral is included in the WEBS Index Series' gross investment income.

    The Fund will comply with the conditions for lending established by the Securities and Exchange Commission (the "SEC"). The SEC currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the WEBS Index Series must receive at least 100% collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the WEBS Index Series must be able to terminate the loan at any time; (4) the WEBS Index Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the WEBS Index Series may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although each WEBS Index Series will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the WEBS Index Series will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each WEBS Index Series bears the risk of loss of any cash collateral that it invests in Short-Term Investments.

CURRENCY TRANSACTIONS

    The investment policy of each WEBS Index Series is to remain as fully invested as practicable in the equity securities of the relevant market. Hence, no WEBS Index Series of the Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the WEBS Index Series' currency. A WEBS Index Series may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

    A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

REPURCHASE AGREEMENTS

    Each WEBS Index Series may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a WEBS Index Series acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a WEBS Index Series and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a WEBS Index Series (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the Fund's Board of Directors monitors the Fund's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with a WEBS Index Series. No more than an aggregate of 15% of the WEBS Index Series' net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. A WEBS Index Series will enter into repurchase agreements only with Federal Reserve member banks with minimum assets of at least $2 billion or registered securities dealers.

    The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a WEBS Index Series not within the control of the WEBS Index Series and therefore the WEBS Index Series may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

    Each WEBS Index Series may utilize futures contracts, options and swap agreements to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the WEBS Index Series. In such circumstances a WEBS Index Series may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Adviser believes to be representative of the relevant benchmark index.

    Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

    Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

    After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

    Each WEBS Index Series may use futures contracts and options thereon, together with positions in cash and Short-Term Investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many WEBS Index Series. In addition, the Fund is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    A WEBS Index Series will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a WEBS Index Series' total assets. Assets committed to initial margin deposits for futures and options on futures are held in a segregated account at the

Fund's custodian bank. Each WEBS Index Series will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

SWAP AGREEMENTS

    Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each WEBS Index Series seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a WEBS Index Series' obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the Fund's custodian bank.

FUTURE DEVELOPMENTS

    Each WEBS Index Series may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such WEBS Index Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a WEBS Index Series' investment objective and legally permissible for the WEBS Index Series. Before entering into such transactions or making any such investment, the WEBS Index Series will provide appropriate disclosure.

INVESTMENT RESTRICTIONS

    The Fund has adopted the following investment restrictions as fundamental policies with respect to each WEBS Index Series. These restrictions cannot be changed with respect to a WEBS Index Series without the approval of the holders of a majority of such WEBS Index Series' outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a WEBS Index Series means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the WEBS Index Series present at such meeting, if the holders of more than 50% of the outstanding voting securities of such WEBS Index Series are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the WEBS Index Series. A WEBS Index Series may not:

         1. Change its investment objective;

         2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a WEBS Index Series may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

         3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the WEBS Index Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the WEBS Index Series will not purchase securities while borrowings in excess of 5% of the WEBS Index Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

         4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the WEBS Index Series' assets);

         5. Purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer;

         6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a WEBS Index Series may purchase and sell securities that are issued by companies that invest or deal in such assets;

         7. Act as an underwriter of securities of other issuers, except to the extent the WEBS Index Series may be deemed an underwriter in connection with the sale of securities in its portfolio;

         8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a WEBS Index Series may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

         9. Sell securities short; or

        10. Invest in commodities or commodity contracts, except that a WEBS Index Series may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

    In addition to the investment restrictions adopted as fundamental policies as set forth above, each WEBS Index Series observes the following restrictions, which may be changed by the Board without a shareholder vote. A WEBS Index Series will not:

        1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Fund may vote the investment securities owned by each WEBS Index Series in accordance with its views; or

        2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the WEBS Index Series has valued the investment.

    For purposes of the percentage limitation on each WEBS Index Series' investments in illiquid securities, with respect to each WEBS Index Series, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), are not deemed illiquid if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the WEBS Index Series. The Adviser monitors the liquidity of restricted securities in each WEBS Index Series' portfolio under the supervision of the Fund's Board. In reaching liquidity decisions, the Adviser considers, inter alia, the following factors:

        (1) the frequency of trades and quotes for the security;

        (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

        (3) dealer undertakings to make a market in the security; and

        (4) the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

    If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                        SPECIAL CONSIDERATIONS AND RISKS

    A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the heading "Investment Considerations and Risks." The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

NON-U.S. EQUITY PORTFOLIOS

    An investment in WEBS involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual WEBS Index Series. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a WEBS Index Series whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; lesser levels of regulation of the securities markets; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

CURRENCY TRANSACTIONS

    Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Adviser utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a WEBS Index Series' return with the performance of the corresponding MSCI Index and may lower the WEBS Index Series' return. The WEBS Index Series could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each WEBS Index Series will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

FUTURES TRANSACTIONS

    Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a

WEBS Index Series would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a WEBS Index Series has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a WEBS Index Series may be required to make delivery of the instruments underlying futures contracts it holds.

    A WEBS Index Series will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

    The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which futures contracts are used, and the fact that steps will be taken to eliminate the leverage of any futures positions, a WEBS Index Series would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

    Utilization of futures transactions by a WEBS Index Series involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom a WEBS Index Series has an open position in the futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

    Each WEBS Index Series is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by a WEBS Index Series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A WEBS Index Series may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the WEBS Index Series.

    In order for a WEBS Index Series to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the WEBS Index

Series' business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the WEBS Index Series' annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, a WEBS Index Series may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the WEBS Index Series' fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

    Each WEBS Index Series distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the WEBS Index Series' fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the WEBS Index Series' other investments and shareholders are advised on the nature of the distributions.

CONTINUOUS OFFERING

    The method by which Creation Units of WEBS are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of WEBS are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent WEBS, and sells such WEBS directly to customers, or if it chooses to couple the creation of a supply of new WEBS with an active selling effort involving solicitation of secondary market demand for WEBS. A determination of whether one is an underwriter for the purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. In any event, broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in WEBS, whether or not participating in the distribution of WEBS, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to WEBS are reminded that under Securities Act Rule 153 a prospectus-delivery obligation under
Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the exchange is satisfied by the fact that the WEBS Index Series' prospectus is available at the exchange (i.e., the AMEX) upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange and not with respect to "upstairs" transactions.

             REGIONAL AND COUNTRY-SPECIFIC ECONOMIC CONSIDERATIONS

EUROPE

    In 1986, the member states of the European Community (the "Member States") signed the "Single European Act," an agreement to establish a free market. Since September 1992, however, Europe's monetary policy has been affected by fluctuating currencies. In addition, although developing a unified common European market has promoted the free flow of goods and services, in 1993 tight monetary policies and high inflation caused Europe's economies to ebb into recession.

    The 1995 General Agreement on Trade and Tariffs (GATT) has attempted to resist protectionism and Europe's economies improved, fueled by increased exports. This recovery was aided by the U.S. dollar's recovery in the spring of 1995. While interest rates have continued to decline, some countries' tight monetary conditions remain an obstacle to stronger growth and a threat to exchange market stability.

    The Maastricht Treaty on economic and monetary union (the "EMU") is intended to provide its members with a stable monetary framework. The EMU is likely to take place in 1999 with only a limited number of countries; however, the community will be challenged in the future to allow more countries in the monetary union while maintaining its stability.

    AUSTRIA. Austria's small population and limited domestic market are insufficient to support single large industrial sectors. Also, raw materials are limited and the terrain supports only a small agricultural sector. With its skilled labor force, however, Austria has focused on special niche industries for export, with high value added through technological applications. In addition, a vibrant services sector, based initially on tourism, has emerged and accounts for 64% of Gross Domestic Product ("GDP").

    As a result of the second world war, much of the Austrian industrial sector was converted to public ownership. Austria had established the Austrian Industrial Administration Company ("OIAG") to function as a holding company for these nationalized industries. With the global recession and the troublesome state of public finance in Austria, the government, attempting to reduce the drain of the OIAG on the country's budget, reduced the OIAG's labor force and reorganized the OIAG into seven separate holding companies. The reorganization of the OIAG, along with public asset sales, helped to reduce the budget deficit from 5.1% of GDP in 1986 to 3.3% of GDP in 1992. Losses in 1993, however, caused the government to begin selling the group to the private sector. Along with the steady trend toward privatizations, the importance of foreign capital has increased.

    BELGIUM. Rising new industries in Belgium include light engineering, chemicals and food processing and services, with the service industry sector accounting for approximately 70% of GDP. Although the agricultural sector is small, accounting for only 2% of GDP, its importance is reflected in Belgium's thriving food processing business. Some of Belgium's traditional industries have experienced a steep decline over the past two decades, such as coal, steel, textiles and heavy engineering, but this decline has, in part, been offset by the rising new industries. Company ownership is held by a few large private sector groups through a web of holding and operating companies.

    Belgium's open trade policy together with a successful strategy of competitive disinflation and lower domestic demand growth has led to substantial current account surpluses. Exports are running at approximately 77% of GDP and imports at 74%.

    High unemployment and a large government deficit continue to occupy the government's attention. Through a series of expenditure reductions and tax increases, the government was able to reduce the deficit to 5.9% of GDP in 1990, but this trend reversed itself in 1991. The rise in the deficit was fueled by economic slowdown followed by a recession in 1993, while social security and interest payments continued to rise. By 1993, the recessive economy coupled with rising social security and interest payments caused the deficit to increase to 7.2% of GDP. With the debt to GDP ratio standing at 134.3% in 1995 and the Maastricht criteria to be fulfilled, Belgium has implemented a series of tough fiscal restrictions during the last four years. As a result, the budget deficit has fallen from 7.2% of GDP in 1993 to around 3% in 1996 and the debt to GDP ratio has also started to decline.

    FRANCE. France is a leading industrial and agricultural country. Its large service sector, accounting for approximately two-thirds of GDP, includes tourism, transportation and computer consultancy. The once dominant iron and steel and textiles and clothing industries have given way to the fast growing aerospace, chemicals and pharmaceuticals, plastics and telecommunications industries. The automobile industry, however, is still the most important industry in France, accounting for one-twelfth of the labor force and one-sixth of exports.

    The two economic concerns that have plagued France for the past decade are a large budget deficit and high unemployment (currently approximately 12%). In May 1993, the government, in an effort to correct these problems, imposed excise duties and implemented government expenditure cuts. Soon thereafter, the government imposed additional measures to foster employment creation and conducted the largest government bond issue to date. In addition, in 1993, the government restarted privatizing state-owned enterprises.

    In 1995, the government attempted to strike a balance between reducing the budget deficit and stimulating growth. In May 1995, the government imposed tax increases to reduce the budget deficit consisting of a 2% increase in value-added tax and a 10% surcharge on corporate income tax. These measures, while termed temporary, will remain in effect until at least 1997.

    In 1996, the government started to implement a far reaching reform of the social security system, despite a strong popular opposition which resulted in a protracted strike. The reform aims to curb healthcare spending through tighter control from the Parliament and supervisory bodies.

    The economic challenges facing the government for the next few years include reducing the budget deficit to a level acceptable under the EMU, downsizing and restructuring the public sector, curbing high unemployment and going further in controlling social security spending.

    GERMANY. Germany, the third largest economy in the world, has faced substantial economic challenges from the reunification of East and West Germany. The former East Germany, which had been insulated from any real competition, was under-invested in housing and infrastructure and, generally, was not geared to handle full economic and political union with West Germany. In addition, while the West German government intended to finance the costs of reunification with increased taxes, the costs proved to be much greater than anticipated due to the high cost of social security transfers, extensive environmental damage and a generally worse economic condition than expected. As a result, in 1993, the public sector deficit rose from 0% to 7.5% and the Bundesbank (central bank) sharply raised interest rates, which, in turn, caused the economy to recess.

    In 1994, Germany began to recover from recession, but rising interest rates restricted market advances. Eastern Germany has also experienced an upturn in its economy with GDP rates running in excess of 7%, which has enhanced cost competitiveness. Much of Germany's fiscal health and prosperity over the next few years will depend on the continued growth of capitalism in eastern Germany. In addition, to comply with the Maastricht Treaty, Germany must cut government debt from a projected 62% of GDP next year to less than 60%. The failure, either political or economic, of Germany's ability to cut spending while also funding the restoration of the East to fiscal health could negatively impact the German stock market.

    ITALY. Italy is a net importer of agricultural products and imports most of its energy products. Aside from tourism and design, Italy is not very competitive in the service sector. Through networks of small and medium-sized companies, Italy's strengths lie in its manufacturing sector, particularly machine tools and consumer goods. In the early 1990s, industry began to struggle to compete as a result of wage increases and an exchange rate policy designed to limit the effect of government borrowing on the inflation rate. Since the collapse of the lira in September 1992, however, exports have recovered.

    The Bank of Italy, operating autonomously, has historically followed a tough monetary policy in an effort to prevent government borrowing from causing inflation.

    Beginning in 1992, the government implemented a fiscal policy that reduced government borrowings through tax measures and spending cuts. After a 1995 budget that included some temporary revenue raising measures and cuts to the pension system, health service, local government and defense, the government delivered to parliament an ambitious draft budget law in 1996. Indeed, this legislation sought to bring forward the 3%-of-GDP deficit target from 1998 to 1997 through a combination of higher taxes and one-off measures.

    In 1992, Italy also began a privatization program by transferring major state holdings to joint-stock companies as an intermediate step to total or, at least partial, floatation on the stock exchange. Although the privatization program was somewhat curbed in 1994, privatization has partly resumed in 1995-1996.

    THE NETHERLANDS. The Netherlands boasts one of the highest levels of GDP per capita in the world. Although its most important sector is industrial, the Netherlands also benefits from agricultural and natural gas resources.

    Foreign trade is vital to the Netherlands, accounting for approximately 50% of GDP. The recovery of exports by the end of the 1980s was fueled by government policies on wage moderation, although such policies resulted in increased unemployment. In addition, the reunification of Germany resulted in a surge in demand for exports.

    Public spending has exceeded 50% of GDP, including transfer payments. The public-sector deficit has been a political and economic problem and has received heightened government attention. While the deficit has been reduced recently, further reduction remains a key government objective.

    SPAIN. Spain's entry into the European Community in 1986 was followed by a period of rapid economic growth. Economic growth did not continue, however, and the government's restrictive monetary policy and the overvalued peseta contributed to a downturn in investment and a rise in unemployment in the early 1990s. Currently, the government faces the challenges of addressing the domestic concerns of controlling inflation, reducing a large government deficit and effecting labor reform against the competing interests of maintaining a monetary policy suitable for Spain's participation in the EMU.

    In June 1989, Spain joined the Exchange Rate Mechanism of the European Monetary System with the aim of maintaining a stable currency. The resulting huge inflows of foreign capital caused the Spanish economy to lose some of its competitiveness. Despite the devaluation of the peseta and the easing of monetary policy in 1993, Spain slipped into its worst recession in 30 years. Since then, economic growth has begun to recover, reaching 2.1% in 1994 and 3.0% in 1995. Although the government has in the past displayed an inability to control spending, it may be making some progress in this area. The budget law that is currently undergoing parliamentary ratification would freeze public-sector wages, cut public works spending and reduce government purchases of goods and services.

    In June of 1994, Spain experienced a general strike by the trade unions. The strike, while unsuccessful, has led to reforms in the labor market to ease rigid regulations that govern permanent job contracts.

    SWEDEN. Sweden has a highly developed and successful industrial sector. The chief industries, most of which are under private ownership, include textiles, furniture, electronics, dairy, metals, ship building, clothing, engineering, chemicals, food processing, fishing, paper, oil and gas, automobiles and shipping. Productivity, as measured by GDP per capita, is well above the European average, although two-thirds of GDP passes through the public sector.

    Sweden recently suffered a severe recession with a total fall in GDP of 5% from 1990 to 1993. However, economic recovery in 1994 resulted in a 2% increase in GDP. The result of the recession and the slow growth of GDP thereafter has led to a drop in the standard of living in Sweden.

    The government has traditionally afforded its citizens generous benefits for unemployment, sick leave, child care, elder care and general public welfare, along with state-provided medical care. This extensive social welfare system, however, has proved to be extremely costly during recent decades, resulting in growing government deficits. In addition, Sweden has a history of supporting an inefficient agricultural sector with subsidies ranging up to 75% (the recent average for Europe has been approximately 35%-45%). Also, unemployment has remained fairly high and, because the income scale tends to be flat, little income advantage results from career advancement. Almost half of personal disposable income received by Swedes was the result of transfer payments, a system for redistributing wealth.

    Sweden, which joined the European Community on January 1, 1995, has been under strong pressure to bring its public finance under control. Fiscal consolidation, which will entail a tightening of policy over a period of four years, began in 1995. The implementation of these measures is on track and it is probable that Sweden will achieve a balanced budget in 1998. The resulting improvement in investor and business confidence has boosted Swedish economic prospects and, despite the continued fiscal tightening, such economic prospects are some of the best in Europe for the remainder of the decade.

    SWITZERLAND. Switzerland's lack of raw materials has caused it to base economic growth on its highly skilled labor market and its technological expertise in manufacturing. Switzerland's strengths lie in chemicals and pharmaceuticals, watches and precision instruments, engineering, food, financial services and tourism. In addition, its small domestic market has caused substantial reliance on exports, which accounted for 36% of GDP in 1994.

    With a heavy dependence on foreign labor to supplement its labor force, Switzerland has historically experienced low unemployment levels. From 1990 through the first half of 1995, however, unemployment rose substantially, peaking at 5% in 1994. In addition, high labor costs tend to reduce price competitiveness, although this has been partially offset by low inflation and moves to higher value-added products and services.

    UNITED KINGDOM. Following a long recession that ended in 1992, the United Kingdom saw 2% growth in GDP in 1993 amidst the global recession. The reduced demand from foreign markets stemming from the global recession of 1993-94 hurt the United Kingdom's economy. In addition, foreign investment is crucial to the continued economic recovery, but the United Kingdom faces heavy competition for foreign investment from its European neighbors.

    The Conservative Party has lost a great deal of its power and a strong possibility exists that it will lose control of the government to the Labor Party in the next election. Accordingly, a shift may occur in current government policies, particularly concerning certain social employment policies of the European Community that had been rejected by the Conservative Party.

    Anti-union sentiment exists in the United Kingdom and the failed attempt to tie the pound to the European Currency Unit has resulted in higher inflation. Accordingly, the United Kingdom has not been as active a participant in formulating European Community policies as it might have been.

                REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)

                                                             1995         1994        1993       1992       1991
                                                             -----        -----     ---------  ---------  ---------
Austria.................................................         1.8          3.0         0.4        2.0        2.8
Belgium.................................................         3.0          2.6        -1.6        1.8        2.2
France..................................................         2.2          2.8        -1.3        1.2        0.8
Germany.................................................         1.9          2.9        -1.1        2.2        5.0
Italy...................................................         3.0          2.2        -1.2        0.7        1.2
Netherlands.............................................         2.4          2.7         0.2        2.0        2.3
Spain...................................................         3.0          2.1        -1.2        0.7        2.3
Sweden..................................................         3.0          2.6        -2.2       -1.4       -1.1
Switzerland.............................................         0.7          1.2        -0.8       -0.3         --
United Kingdom..........................................         2.5          3.9         2.1       -0.5       -2.0

Source: World Economic Outlook, October 1996 (International Monetary Fund)

                  JAPAN, THE PACIFIC BASIN, AND SOUTHEAST ASIA

    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious, and racial disaffection.

    The economies of most of the Asian countries continue to depend heavily upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the economies and securities markets of the Asian countries.

    The success of market reforms and a surge in infrastructure spending have fueled rapid growth in many developing countries in Asia. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. Increases in infrastructure spending and consumer spending have made domestic demand the growth engine for these countries. Thus, their growth now depends less upon exports. While exports may no longer be the sole source of growth for developing economies, improved competitiveness in export markets has contributed to growth in many of these nations. The increased productivity of many Asian countries has enabled them to achieve, or continue, their status as top exporters while improving their national living standards.

    AUSTRALIA. Australia has a prosperous Western-style capitalist economy, with a per capita GDP comparable to levels in industrialized Western European countries. Economic growth accelerated markedly in 1994 as robust domestic spending boosted activity. Australia is rich in natural resources and is the world's largest exporter of beef and wool, the second-largest exporter of mutton, and among the top wheat exporters. Australia is also a major exporter of minerals, metals and fossil fuels. Due to the nature of Australia's exports, a downturn in world commodity prices may have a big impact on its economy. The government is in the process of developing policies to promote foreign investment, expand research and development, increase funding for national landcare and reform public housing policy. Also, the government is supportive of continuing privatization of state-owned enterprises.

    While economic data suggests an easing from the unsustainable rates of growth reached during 1994, the outlook is for continued, but moderate economic growth. While GDP grew by 3.2% in 1995, debt is expected to continue to rise.

    Notwithstanding the intensification of the severe drought in eastern Australia, economic growth was strong in 1994-95 with improvements made in reducing unemployment. The drought also contributed to inflation by causing food prices to rise in 1995. In addition, the government's increased taxes on tobacco and motor vehicles contributed to an inflation rate that reached 5.1% in 1995.

    HONG KONG. Hong Kong's impending return to Chinese dominion in 1997 has not initially had a positive effect on its economic growth, which was vigorous in the 1980s. Although China has committed by treaty to preserve Hong Kong's economic and social freedoms, the continuation of the current form of the economic system in Hong Kong will depend on the actions of the Chinese government. Business confidence in Hong Kong, therefore, can be significantly affected by such developments, which in turn can affect markets and business performance. In preparation for 1997, Hong Kong has continued to develop trade with China, where it is the largest foreign investor, while also maintaining its long-standing export relationship with the United States. Spending on infrastructure improvements is a significant priority of the colonial government while the private sector continues to diversify abroad based on its position as an established international trade center in the Far East. It is important to note that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate related business.

    Much speculation centers around what China will do when it comes back into possession of Hong Kong. The answer will depend in large part on who will be in power in China at that time, which is unknown. There can be no assurance that the transition to Chinese rule will not have serious adverse effects on the value of Hong Kong stocks, and thus on the value of WEBS of the Hong Kong WEBS Index Series. However, tensions that have arisen between the current governor, Chris Patten, and the Chinese government have led to speculation that China may try to punish Hong Kong by sabotaging it economically, an option which is considered a real possibility even though it would not necessarily be to China's economic advantage to do so. The Hong Kong market's growth over the past decade has not come without much volatility, and there is no doubt that volatility will continue to characterize the market, not only because of political uncertainties but because the market has traditionally been dominated by the actions of a few large trading blocks.

    JAPAN. Japan's economy, the second-largest in the world, has grown substantially over the last three decades. However, in 1995, the Japanese economy expanded by just 0.9% and its budget showed a deficit of 5.9% of GDP. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. Profits have fallen sharply, unemployment has reached a historical high and consumer confidence is low. The banking sector continues to suffer from non-performing loans. Numerous discount-rate cuts since its 6% peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain.

    In addition to a cyclical downturn, Japan is suffering through structural adjustments. Like the Europeans, the Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.

    While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civic unrest, it is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

    Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and it is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. The strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

    Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

    MALAYSIA. Over the last two decades, Malaysia has experienced rapid industrialization, transforming a once commodity driven economy to one dominated by the manufacturing sector. Although commodities remain important to the Malaysian economy, where tin, rubber, palm oil, timber, oil and gas have played a leading role, the electronics sector is now, by far, the fastest growing and most important sector. In fact, Malaysia has become the world's third-largest producer of semiconductor devices (after the U.S. and Japan) and the world's largest exporter of semiconductor devices.

    The high rates of investment that have been required to sustain Malaysia's rapid growth have been met with high rates of domestic savings and significant inflows of foreign direct investment. This combination has been instrumental in maintaining fast growth while simultaneously limiting inflationary pressures. Although free repatriation of profits is allowed, Malaysia has experienced a high rate of reinvestment of profits on foreign direct investment.

    The Bank Negara Malaysia (the central bank) manages the exchange value of the currency against a basket of currencies. The ringgit has been relatively stable, which has translated into low and stable inflation. In 1993 speculative capital inflows became difficult to manage and the central bank imposed capital controls including segregation of non-resident funds and strict limits on banks' activities across frontiers. As a result, share prices on the national exchange fell and the value of the ringgit dropped. Although these monetary policies were subsequently rescinded, the threat of such future action may deter capital inflows.

    While inflation has been kept in check, in part through government intervention to control prices, inflationary pressures still exist. Rapid economic growth has led to shortages, some inefficiencies and rising imports. The government, however, has been reluctant to take certain deflationary steps because of the fear of endangering the private investment needed for economic growth.

    The future direction of Malaysian manufacturing, and the economy as a whole, depends on the performance of manufactured exports. Foreign direct investment is the source of Malaysia's export dynamism. Malaysia is developing its human capital base and its infrastructure in order to continue to attract foreign investment. But this strategy has led to an increased import-intensity of growth. It also makes Malaysia vulnerable to potentially volatile foreign capital flows and downturns in demand in its export markets. Malaysia's continued success depends on reducing the import content of exports through increased technology transfer to develop linkages between exporters and domestic input supplies.

    SINGAPORE. Singapore has become a high-income, highly industrialized country though rapid growth in its manufacturing sector due in large part to significant foreign investment. Of particular importance is the electronics industry where Singapore is the leading producer of disk drives. The financial and business services sector has also experienced recent growth, while mining and agriculture are of minimal importance. The oil refining and chemicals industry has long been important and a significant pharmaceuticals sector has emerged. Since 1987, annual growth has been high, ultimately reaching 10% in 1993 and 1994 and 9% in 1995. This sustained annual growth can be attributed to high investment and exports. Personal consumption growth has been low, making Singapore the highest saving country in the world.

    The government has followed an interventionist economic policy with respect to its individual industries. To instill faith in its interventionist policies, the government has sought to maintain economic stability. The taxes are relatively high, but rates are stable. Monetary policy has aimed at keeping inflation low by using the exchange rate as the main instrument. Labor market pressure has been controlled by setting limits on the percentage of foreign labor employed and applying levies on employers of foreign labor. In addition, the government, recognizing that land use is a constraint on growth, has sought to make existing land use more efficient.

    The government directly holds stakes in individual companies across the board from high-tech defense contractors to low-tech service businesses. The government also holds indirect stakes in firms through a number of agencies. Such government ownership interests may discourage the development of private firms due to fears that the government entities may be given certain advantages not available to private entities. Some privatization of state-owned businesses is ongoing, however, such as the telephone business and certain other utilities.

    Singapore is heavily dependent on foreign trade with the total value of trade goods and services reaching 278% of GDP in 1994. The country has also seen a large volume of re-export trade. The industrial base is dominated by foreign multinationals, with only a few large domestic firms. While foreign investment is a key to the continued prosperity of Singapore, the main concern about future prospects is that productivity growth has not been consistent over the years. But with one of the highest investment rates in the world, sustaining rapid output growth increasingly will depend on boosting productivity growth.

                REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)

                                                              1995       1994       1993        1992        1991
                                                            ---------  ---------  ---------     -----     ---------
Australia.................................................        3.2        5.4        3.5         2.3        -1.1
Hong Kong.................................................       n.a.        5.4        6.4         6.3         5.1
Japan.....................................................        0.9        0.5        0.1         1.1         4.0
Malaysia..................................................       n.a.        9.2        8.3         7.8         8.6
Singapore.................................................        9.0       10.1       10.1         6.0         6.7

Source: World Economic Outlook, October 1996 (International Monetary Fund)

CANADA

    Due to its vast geographic area, ranking second in the world only to Russia, Canada has successfully developed into a modern industrial country supplemented by significant agricultural activities and natural resource exploitation, such as oil, gas and timber. With exports amounting to approximately 25% of Canadian production, Canada is highly dependent on the U.S. market as a source of demand for manufacturing, agricultural, energy and other raw material products. Nearly 80% of Canada's external trade is with the U.S. and close ties exist between U.S. and Canadian manufacturers (indeed, two-thirds of foreign direct investment into Canada is from the U.S.). Both the Free Trade Agreement with the U.S. and the North American Free Trade Agreement increased the ties between the two nations, guaranteeing Canada's access to its largest export market.

    In early 1990, due to reduced domestic demand and the beginnings of a downturn in the U.S., the economy ebbed into recession. The recession hit the manufacturing sector the hardest, but continued investment in machinery and equipment indicated that important restructuring steps were underway with a view toward improving productivity. As a result of the recession, tax receipts dwindled and government deficits mushroomed, arriving at approximately 5% of GDP per annum. In addition, Canada's poor export performance during the recession hinted at reduced competitiveness internationally. Since that time, Canada has made some progress in restructuring its industries. At the same time, it has grappled with its fiscal deficits and has crafted a plan to bring its federal budget into balance by the end of the century. Moreover, the provinces have also reined in their fiscal excesses: seven of the ten had balanced budgets in 1996. The fiscal restructuring across all levels of government led to significant public sector job losses; although these were offset for the most part by private sector job gains, overall employment growth remained subpar. As a result, Canada's unemployment rate has remained above 9% since 1990.

    With the fiscal drag on the economy having reached its maximum in 1996, the continued strength in investment in machinery and equipment, along with a competitively-valued Canadian dollar, suggest that Canada may have brighter prospects in the short run. Risks remain however. Continued economic sluggishness may diminish Canada's fiscal resolve and bring about a call for tax cuts. Given Canada's high level of public sector debt outstanding, this would make it difficult for Canada to maintain over the long run, advances made in its competitiveness. Another significant problem faced by the Canadian economy is the ongoing uncertainty caused by the separatist movement in Quebec, Canada's second largest and second most populous province. After a very narrow defeat in the October, 1995 referendum campaign, Quebec's separatist government vowed to hold another referendum within a year of its reelection. The next provincial election in Quebec must take place by summer, 1999.

           CANADIAN REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)

1995             2.3
1994             4.1
1993             2.2
1992             0.8
1991            -1.8

Source: World Economic Outlook, October 1996 (International Monetary Fund)

MEXICO

    During the period from 1982 through 1994, Mexico pursued far-reaching and comprehensive adjustment policies designed to reform its economy and achieve a return to sustained economic growth. These policies included fiscal discipline, tax reform, trade liberalization, opening the economy to foreign investment, reform of certain public sector prices to conform to market conditions, deregulation, privatization of certain non-strategic public sector enterprises and an exchange rate and monetary policy aimed at slowing the rate of inflation in Mexico to levels approximating those of its major trading partners.

    While successful in reducing inflation from 159.2% in 1987 to 7.1% in 1994 and achieving real GDP growth averaging 3.0% over the 1990-1994 period, the Mexican economy had certain weaknesses by 1994 that made it unable to withstand the severe internal and external political and economic shocks that occurred in 1994, which resulted in the destabilization of the Mexican economy at the end of 1994, a crisis of confidence on the part of foreign portfolio investors and the economic and financial crisis facing the Mexican government since the beginning of 1995. Weaknesses of the economy that became apparent in 1994 included a reduced level of domestic savings and a government exchange rate policy that over time resulted in the progressive overvaluation of the peso.

    During 1994, internal and external events combined to complicate the management of the Mexican economy. Progressive increases in interest rates in the United States, and prospects of further increases, made Mexican investments relatively less attractive to foreign portfolio investors. In addition, a series of internal disruptions and political events, including the insurgents' attack in the southern state of Chiapas, the assassinations of certain political leaders and the resulting uncertainty regarding the fairness of elections and the kidnaping of several prominent businessmen, caused some investors to believe that the Mexican political system was less stable than had been believed.

    In December 1994, a sharp and rapid devaluation of the peso ensued. The devaluation contributed to a rise in inflation, which totaled 55.2% in 1995. The devaluation also raised concerns about Mexico's ability to repay its short-term obligations and the stability of the Mexican banking system. These concerns led to sharply higher interest rates and reduced opportunities for refinancing or refunding debt issues in 1995. In 1995, the government amortized US$ 29 billion of short-term dollar-linked debt, of which two thirds was actually paid in dollars.

    In 1995, the government, through various initiatives and programs, endeavored to restore stability to Mexico's financial and foreign exchange markets, lower inflation rates, enhance international competitiveness, protect the solvency of the banking system and stimulate economic recovery and job creation. The government was successful in reducing inflation and the volatility of the exchange rate and reducing nominal interest rates. Furthermore, Mexico's GDP, which declined 6.2% according to official government estimates, is officially projected to grow by 3.7% in 1996 and inflation is expected to total 26.2%, according to estimates from Mexico's Ministry of Finance. Mexico's balance of payments deficit, which equaled US$29.4 billion in 1994, fell to US$654 million in 1995 and is expected to equal US$1,014 million in 1996, all according to official government estimates. However, it is unclear whether these initiatives will continue to be successful in dealing with Mexico's severe economic problems.

            MEXICO REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)

1995            n.a.
1994             3.5
1993             0.6
1992             2.8
1991             3.6

Source: World Economic Outlook, October 1996 (International Monetary Fund)

                                THE MSCI INDICES

IN GENERAL

    The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

    Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

    MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI Index for such country. Thus, the MSCI Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

WEIGHTING

    All single-country MSCI Indices are market capitalization weighted, i.e., companies are included in the indices at their full market value (total number of shares issued and paid up, multiplied by price). MSCI believes full market capitalization weighting is preferable to other weighting schemes for both theoretical and practical reasons.

    MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for Singapore, Mexico, the Philippines and Venezuela, and for those regional and international indices which include such markets.

    REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of 60% of market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by MSCI.

SELECTION CRITERIA

    THE UNIVERSE OF SECURITIES. The constituents of a country index are selected from the full range of securities available in the market, excluding issues which are either small or highly illiquid. Non-domiciled companies and investment trusts are also excluded from consideration. After the index constituents are chosen, they are reclassified using MSCI's schema of 38 industries and 8 economic sectors in order to facilitate cross-country comparisons.

    THE OPTIMIZATION PROCESS. The process of choosing index constituents from the universe of available securities is consistent among indices. Determining the constituents of an index is an optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. The optimization variables and their targets are:

Market Coverage                           TARGET 60% OF MARKET
Industry Representation                   MIRROR THE LOCAL MARKET
Liquidity                                 MAXIMIZE
Float                                     MAXIMIZE
Cross-Ownership                           AVOID/MINIMIZE
Size                                      SAMPLE WITH SIZE CHARACTERISTICS OF
                                          UNIVERSE

    COVERAGE. To reflect accurately country-wide performance as well as the performance of industry groups, MSCI aims to capture 60% of total market capitalization at both the country and industry level. To reflect local market performance, an index should contain a percentage of the market's overall capitalization sufficient to achieve a high level of tracking. The greater the coverage, however, the greater the risk of including securities which are illiquid or have restricted float. MSCI's 60% coverage target reflects a balance of these considerations.

    INDUSTRY REPRESENTATION. Within the overall target of 60% market coverage, MSCI aims to capture 60% of the capitalization of each industry group, as defined by local practice. MSCI believes this target assures that the index reflects the industry characteristics of the overall market and permits the construction of accurate industry indices.

    MSCI may exceed the 60% of market capitalization target in the index for a particular country because, e.g., one or two large companies dominate an industry. Similarly, MSCI may underweight an industry in an index if, e.g., the companies in such industry lack good liquidity and float, or because of extensive cross-ownership.

    LIQUIDITY. Liquidity is measured by trading value, as reported by the local exchanges. Trading value is monitored over time in order to determine "normal" levels exclusive of short-term peaks and troughs. A stock's liquidity is significant not only in absolute terms (i.e., a determination of the market's most actively traded stocks), but also relative to its market capitalization and to average liquidity for the country as a whole.

    FLOAT. Float, or the percentage of shares freely tradeable, is one measure of potential short-term supply. Low float raises the risk of insufficient liquidity. MSCI monitors float for every security in its coverage, and low float may exclude a stock from consideration. However, float can be difficult to determine. In some markets good sources are generally not available. In other markets, information on smaller and less prominent issues can be subject to error and time lags. Government ownership and cross-ownership positions can change over time, and are not always made public. Float also tends to be defined differently depending on the source. MSCI seeks to maximize float. As with liquidity, float is an important determinant, but not a hard-and-fast screen for inclusion of a stock in, or exclusion of a stock from, a particular index.

    CROSS-OWNERSHIP. Cross-ownership occurs when one company has an ownership position in another. In situations where cross-ownership is substantial, including both companies in an index may skew industry weights, distort country-level valuations and over-represent buyable opportunities. An integral part of MSCI's country research is identifying cross-ownerships in order to avoid or minimize them. Cross-ownership cannot always be avoided, especially in markets where it is prevalent. When MSCI makes exceptions, it strives to select situations where the constituents operate in different economic sectors, or where the subsidiary company makes only a minor contribution to the parent company's results.

    SIZE. MSCI attempts to meet its 60% coverage target by including a representative sample of large, medium and small capitalization stocks, in order to capture the sometimes disparate performance of these sectors. In the emerging markets, the liquidity of smaller issues can be a constraint. At the same time, properly representing the lower capitalization end of the market risks overwhelming the index with names. Within these constraints, MSCI strives to include smaller capitalization stocks, provided they exhibit sufficient liquidity.

CALCULATION METHODOLOGY

    All MSCI Indices are calculated daily using Laspeyres' concept of a weighted arithmetic average together with the concept of "chain-linking," a classical method of calculating stock market indices. The Laspeyres method weights stocks in an index by their beginning-of-period market capitalization. Share prices are "swept clean" daily and adjusted for any rights issues, stock dividends or splits. Most MSCI Indices are currently calculated in local currency and in U.S. dollars, without dividends, with gross dividends reinvested and with net dividends reinvested. With the exception of the Mexico (Free) WEBS Index Series, the Fund's WEBS Index Series utilize MSCI Indices calculated with net dividends reinvested. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the Australia, Austria and Germany WEBS Index Series, such withholding rate currently differs from that applicable to United States residents. So-called "un-franked" dividends from Australian companies are withheld at a 30% rate to Luxembourg residents and a 15% rate to the Australia WEBS Index Series (there is no difference in the treatment of "franked" dividends). Austrian companies impose a 15% dividend withholding on Luxembourg residents and an 11% rate on the Austria WEBS Index Series. German companies impose a 15% dividend withholding on Luxembourg residents and a 10% rate on the German WEBS Index Series. The Mexico (Free) WEBS Index Series' benchmark Index, the MSCI Mexico (Free) Index, reflects the reinvestment of gross dividends. "Gross dividends" means dividends before reduction for taxes withheld at source.

DIVIDEND TREATMENT

    In respect of developed markets, MSCI Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the year end yield at every month end.

    In respect of emerging markets, MSCI has constructed its indices with dividends reinvested as follows:

    - In the period between the ex date and the date of dividend reinvestment, a dividend receivable is a component of the index return.

    - Dividends are deemed received on the payment date.

    - To determine the payment date, a fixed time lag is assumed to exist between the ex date and the payment date. This time lag varies by country, and is determined in accordance with general practice within that market.

    - Reinvestment of dividends occurs at the end of the month in which the payment date falls.

PRICE AND EXCHANGE RATES

    PRICES. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

    EXCHANGE RATES. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets except those in Latin America. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 PM London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/ Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

    MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day. Because of the high volatility of currencies in some Latin American countries, MSCI continues to use its own timing and sources for these markets. The exchange rate for the MSCI Mexico (Free) Index is that prevailing as of 3:00 p.m. New York City time.

CHANGES TO THE INDICES

    In changing the constituents of the indices, MSCI attempts to balance representativeness versus undue turnover. An index must represent the current state of an evolving marketplace, yet at the same time minimize turnover, which is costly as well as inconvenient for managers.

    There are two broad categories of changes to the MSCI Indices. The first consists of market-driven changes such as mergers, acquisitions, bankruptcies, etc. These are announced and implemented as they occur. The second category consists of structural changes to reflect the evolution of a market, for example due to changes in industry composition or regulations. In the emerging markets, index restructurings generally take place every one year to eighteen months. Structural changes may occur only on four dates throughout the year: the first business day of March, June, September and December. They are preannounced at least two weeks in advance.

    ADDITIONS. Restructuring an index involves a balancing of additions and deletions. To maintain continuity and minimize turnover, MSCI is reluctant to delete index constituents, and its approach to additions is correspondingly stringent. As markets grow because of privatizations, investor interest, or the relaxation of regulations, index additions (with or without corresponding deletions) may be needed to bring industry representations up to the 60% target. Companies are considered not only based on their broad industry, but also based on their sub-sector, in order to achieve, if possible, a broader range of economic activity. Beyond industry representativeness, new constituents are selected based on the criteria discussed above, i.e. float, liquidity, cross-ownership, etc.

    NEW ISSUES. In general, new issues are not eligible for immediate inclusion in the MSCI Indices because their liquidity remains unproven. Usually, new issues undergo a "seasoning" period of one year to eighteen months between index restructurings until a trading pattern and volume are established. After that time, they are eligible for inclusion, subject to the criteria discussed above (industry representation, float, cross-ownership, etc.).

    In the emerging markets, however, it is not uncommon that a large new issue, usually a privatization, comes to market and substantially changes the country's industry profile. In exceptional circumstances, where the issue's size, visibility and investor interest assure high liquidity, and where excluding it would distort the characteristics of the market, MSCI may decide to include it immediately in the indices.

    In other cases, MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of its substantial size and liquidity.

    DELETIONS. MSCI's primary concern when considering deletions is the continuity of the indices. Of secondary concern are the turnover costs associated with deletions. The indices must represent the full investment cycle, including bear as well as bull markets. Out-of-favor stocks may exhibit declining price, market capitalization or liquidity, and yet continue to be good representatives of their industry.

    Companies may be deleted because they have diversified away from their industry classification, because the industry has evolved in a different direction from the company's thrust, or because a better industry representative exists (either a new issue or an existing company). In addition, in order not to exceed the 60% target coverage of industries and countries, adding new index companies may entail corresponding deletions. Usually such deletions take place within the same industry, but there are occasional exceptions.

    Each of the MSCI Indices utilized as the benchmark for a WEBS Index Series of the Fund is calculated reflecting dividends reinvested. With the exception of the Mexico (Free) WEBS Index Series, the Fund's WEBS Index Series utilize MSCI Indices calculated with net dividends reinvested. MSCI refers to each of its Indices calculated reflecting net dividends reinvested as the "MSCI [relevant country] Index (with net dividends reinvested)."

THE MSCI AUSTRALIA INDEX

    On October 31, 1996, the MSCI Australia Index (with net dividends reinvested) (the "MSCI Australia") consisted of 56 stocks with an aggregate market capitalization of approximately AUD206.3 billion or US$163.6 billion. In percentage terms, the MSCI Australia represented approximately 57.4% of the total market capitalization of Australia on August 30, 1996.

    The ten largest constituents of the MSCI Australia and the respective approximate percentages of the MSCI Australia represented by such constituents as of October 31, 1996 were, in order:

       1.  Broken Hill Prop Co.......................................      15.98%
       2.  National Bank Australia...................................       9.89%
       3.  News Corp.................................................       6.97%
       4.  Westpac Banking...........................................       6.31%
       5.  Coca-Cola Amatil..........................................       4.57%
       6.  WMC.......................................................       4.28%
       7.  CRA.......................................................       3.15%
       8.  News Corp Plvo............................................       3.07%
       9.  Lend Lease................................................       2.53%
      10.  Coles Myer................................................       2.42%

    As of October 31, 1996, the largest five constituents together comprised approximately 43.71% of the market capitalization of the MSCI Australia; the largest ten constituents comprised approximately 59.15% of the market capitalization of the MSCI Australia; and the largest 20 constituents comprised approximately 76.97% of the market capitalization of the MSCI Australia.

    The ten most highly represented industry sectors in the MSCI Australia, and the approximate percentages of the MSCI Australia represented thereby as of October 31, 1996 were:

       1.  Energy Sources............................................      17.84%
       2.  Banking...................................................      16.19%
       3.  Metals -- Non Ferrous.....................................      10.63%
       4.  Broadcasting & Publishing.................................      10.04%
       5.  Beverages & Tobacco.......................................       7.24%
       6.  Real Estate...............................................       6.11%
       7.  Building Materials & Components...........................       5.81%
       8.  Gold Mines................................................       3.68%
       9.  Multi-Industry............................................       3.34%
      10.  Merchandising.............................................       2.74%

Appendix A hereto contains a complete list of the securities in the MSCI Australia Index as of October 31, 1996.

THE MSCI AUSTRIA INDEX

    On October 31, 1996, the MSCI Austria Index (with net dividends reinvested) (the "MSCI Austria") consisted of 24 stocks with an aggregate market capitalization of approximately ATS243.9 billion or US$22.9 billion. In percentage terms, the MSCI Austria represented approximately 61.9% of the total market capitalization of Austria on August 30, 1996.

    The ten largest constituents of the MSCI Austria and the respective approximate percentages of the MSCI Austria represented by such constituents October 31, 1996 were, in order:

       1.  Bank Austria Stamm........................................      18.05%
       2.  OMV AG....................................................      11.55%
       3.  Verbund Oesterr Elek A....................................       9.38%
       4.  Ea-generali Stamm.........................................       9.19%
       5.  Va Technologie............................................       9.16%
       6.  Creditanstalt Stamm.......................................       8.55%
       7.  Wienerberger Baustoff.....................................       5.62%
       8.  Flughafen Wien............................................       4.52%
       9.  Boehler-uddeholm..........................................       3.59%
      10.  Creditanstalt Vorzug......................................       3.23%

    As of October 31, 1996, the largest five constituents together comprised approximately 57.32% of the market capitalization of the MSCI Austria; the largest ten constituents comprised approximately 82.83% of the market capitalization of the MSCI Austria; and the largest 20 constituents comprised approximately 97.83% of the market capitalization of the MSCI Austria.

    The ten most highly represented industry sectors in the MSCI Austria, and the approximate percentages of the MSCI Austria represented thereby as of October 31, 1996 were:

       1.  Banking...................................................      32.24%
       2.  Energy Sources............................................      11.55%
       3.  Machinery & Engineering...................................      10.60%
       4.  Insurance.................................................       9.57%
       5.  Utilities -- Electrical & Gas.............................       9.38%
       6.  Building Materials & Components...........................       5.62%
       7.  Business & Public Services................................       4.52%
       8.  Misc. Materials & Commodities.............................       4.31%
       9.  Metals -- Steel...........................................       3.60%
      10.  Beverages & Tobacco.......................................       2.74%

Appendix A hereto contains a complete list of the securities in the MSCI Austria Index as of October 31, 1996.

THE MSCI BELGIUM INDEX

    On October 31, 1996, the MSCI Belgium Index (with net dividends reinvested) (the "MSCI Belgium") consisted of 17 stocks with an aggregate market capitalization of approximately BEF2,065 billion or US$66.2 billion. In percentage terms, the MSCI Belgium represented approximately 60.2% of the total market capitalization of Belgium on August 30, 1996.

    On October 31, 1996, the ten largest constituents of the MSCI Belgium and the respective approximate percentages of the MSCI Belgium represented by such constituents as of October 31, 1996 were, in order:

       1.  Electrabel................................................      19.07%
       2.  Petrofina.................................................      10.80%
       3.  Tractebel.................................................      10.01%
       4.  Generale Banque Groupe....................................       8.70%
       5.  Fortis Ag.................................................       8.13%
       6.  Solvay....................................................       7.55%
       7.  Kredietbank...............................................       6.33%
       8.  Royale Belge..............................................       4.92%
       9.  Groupe Bruxelles Lambert..................................       4.41%
      10.  Delhaize-Le Lion..........................................       4.37%

    As of October 31, 1996, the largest five constituents together comprised approximately 56.72% of the market capitalization of the MSCI Belgium; the largest ten constituents comprised approximately 84.30% of the market capitalization of the MSCI Belgium; and the largest 15 constituents comprised approximately 98.05% of the market capitalization of the MSCI Belgium.

    The ten most highly represented industry sectors in the MSCI Belgium, and the approximate percentages of the MSCI Belgium represented thereby as of October 31, 1996 were:

       1.  Utilities -- Electrical & Gas.............................      19.07%
       2.  Multi-Industry............................................      17.05%
       3.  Banking...................................................      15.88%
       4.  Insurance.................................................      13.05%
       5.  Energy Sources............................................      10.80%
       6.  Chemicals.................................................       7.55%
       7.  Merchandising.............................................       4.37%
       8.  Electric Components.......................................       3.02%
       9.  Industrial Components.....................................       2.75%
      10.  Building Materials & Components...........................       2.69%

Appendix A hereto contains a complete list of the securities in the MSCI Belgium Index as of October 31, 1996.

THE MSCI CANADA INDEX

    On October 31, 1996, the MSCI Canada Index (with net dividends reinvested) (the "MSCI Canada") consisted of 83 stocks with an aggregate market capitalization of approximately CAD336.4 billion or US$250.8 billion. In percentage terms, the MSCI Canada represented approximately 60.4% of the total market capitalization in Canada on August 30, 1996.

    The ten largest constituents of the MSCI Canada and the respective approximate percentages of the MSCI Canada represented by such constituents as of October 31, 1996 were, in order:

       1.  Northern Telecom..........................................       6.71%
       2.  BCE Inc...................................................       5.80%
       3.  Seagram Co................................................       5.56%
       4.  Thomson Corp..............................................       4.81%
       5.  Royal Bank of Canada......................................       4.14%
       6.  Barrick Gold Corp.........................................       3.89%
       7.  Canadian Pacific..........................................       3.50%
       8.  Canadian Imperial Bank....................................       3.40%
       9.  Bank Montreal.............................................       3.12%
      10.  Bank Nova Scotia..........................................       2.97%

    As of October 31, 1996, the largest five constituents together comprised approximately 27.02% of the market capitalization of the MSCI Canada; the largest ten constituents comprised approximately 43.90% of the market capitalization of the MSCI Canada; and the largest 20 constituents comprised approximately 65.23% of the market capitalization of the MSCI Canada.

    The ten most highly represented industry sectors in the MSCI Canada, and the approximate percentages of the MSCI Canada represented thereby as of October 31, 1996 were:

       1.  Banking...................................................      14.28%
       2.  Energy Sources............................................      12.57%
       3.  Metals -- Non Ferrous.....................................      10.94%
       4.  Electrical & Electronics..................................       8.86%
       5.  Gold Mines................................................       7.31%
       6.  Multi-Industry............................................       6.90%
       7.  Telecommunications........................................       6.70%
       8.  Broadcasting & Publishing.................................       6.29%
       9.  Beverages & Tobacco.......................................       6.09%
      10.  Utilities -- Electrical & Gas.............................       4.51%

Appendix A hereto contains a complete list of the securities in the MSCI Canada Index as of October 31, 1996.

THE MSCI FRANCE INDEX

    On October 31, 1996, the MSCI France Index (with net dividends reinvested) (the "MSCI France") consisted of 71 stocks with an aggregate market capitalization of approximately FRF1,901.2 billion or US$372.2 billion. In percentage terms, the MSCI France represented approximately 65.2% of the total market capitalization in France on August 30, 1996.

    The ten largest constituents of the MSCI France and the respective approximate percentages of the MSCI France represented by such constituents as of October 31, 1996 were, in order:

       1.  L'Oreal...................................................       6.16%
       2.  Elf Aquitaine.............................................       5.87%
       3.  Carrefour.................................................       5.74%
       4.  LVMH......................................................       5.38%
       5.  Total SA..................................................       5.08%
       6.  Generale Eaux (CIE).......................................       3.94%
       7.  Alcatel Alsthom...........................................       3.71%
       8.  AXA.......................................................       3.24%
       9.  Saint-Gobain..............................................       3.13%
      10.  Air Liquide...............................................       3.03%

    As of October 31, 1996, the largest five constituents together comprised approximately 28.23% of the market capitalization of the MSCI France; the largest ten constituents comprised approximately 45.29% of the market capitalization of the MSCI France; and the largest 20 constituents comprised approximately 67.84% of the market capitalization of MSCI France.

    The ten most highly represented industry sectors in the MSCI France, and the approximate percentages of the MSCI France represented thereby as of October 31, 1996 were:

       1.  Merchandising.............................................      10.97%
       2.  Energy Sources............................................      10.95%
       3.  Health & Personal Care....................................       9.36%
       4.  Banking...................................................       8.99%
       5.  Electrical & Electronics..................................       7.45%
       6.  Business & Public Services................................       7.40%
       7.  Recreation -- Other.......................................       6.96%
       8.  Chemicals.................................................       5.65%
       9.  Insurance.................................................       5.14%
      10.  Building Material.........................................       4.66%

Appendix A hereto contains a complete list of the securities in the MSCI France Index as of October 31, 1996.

THE MSCI GERMANY INDEX

    On October 31, 1996, the MSCI Germany Index (with net dividends reinvested) (the "MSCI Germany") consisted of 67 stocks with an aggregate market capitalization of approximately DEM607.7 billion or US$401.6 billion. In percentage terms, the MSCI Germany represented approximately 64.1% of the total market capitalization in Germany on August 30, 1996.

    The ten largest constituents of the MSCI Germany and the respective approximate percentages of the MSCI Germany represented by such constituents as of October 31, 1996 were, in order:

       1.  Allianz Holding...........................................      10.12%
       2.  Daimler-Benz..............................................       7.51%
       3.  Siemens Stamm.............................................       7.21%
       4.  Bayer.....................................................       6.64%
       5.  Veba......................................................       6.49%
       6.  Deutsche Bank.............................................       5.77%
       7.  BASF......................................................       4.86%
       8.  Muenchener Rueck Nam......................................       4.75%
       9.  Mannesmann................................................       3.55%
      10.  RWE Stamm.................................................       3.46%

    As of October 31, 1996, the largest five constituents together comprised approximately 37.97% of the market capitalization of the MSCI Germany; the largest ten constituents comprised approximately 60.36% of the market capitalization of the MSCI Germany; and the largest 20 constituents comprised approximately 81.56% of the market capitalization of MSCI Germany.

    The ten most highly represented industry sectors in the MSCI Germany, and the approximate percentages of the MSCI Germany represented thereby as of October 31, 1996 were:

       1.  Insurance.................................................      16.65%
       2.  Utilities -- Electrical & Gas.............................      14.21%
       3.  Banking...................................................      13.08%
       4.  Chemicals.................................................      11.50%
       5.  Automobiles...............................................      10.73%
       6.  Electrical & Electronic...................................       7.21%
       7.  Machinery & Engineering...................................       5.97%
       8.  Health & Personal Care....................................       4.00%
       9.  Business & Public Services................................       3.58%
      10.  Merchandising.............................................       3.09%

Appendix A hereto contains a complete list of the securities in the MSCI Germany Index as of October 31, 1996.

THE MSCI HONG KONG INDEX

    On October 31, 1996, the MSCI Hong Kong Index (with net dividends reinvested) (the "MSCI Hong Kong") consisted of 39 stocks with an aggregate market capitalization of approximately HKD1,550.8 billion or US$200.6 billion. In percentage terms, the MSCI Hong Kong represented approximately 58.0% of the total market capitalization in Hong Kong on August 30, 1996.

    The ten largest constituents of the MSCI Hong Kong and the respective approximate percentages of the MSCI Hong Kong represented by such constituents as of October 31, 1996 were, in order:

       1.  Sun Hung Kai Properties...................................      13.56%
       2.  Hutchison Whampoa.........................................      12.59%
       3.  Hang Seng Bank............................................      11.43%
       4.  Hongkong Telecom..........................................      10.12%
       5.  Cheung Kong Holdings......................................       9.19%
       6.  Swire Pacific A...........................................       6.98%
       7.  New World Development.....................................       5.11%
       8.  Wharf Holdings............................................       4.64%
       9.  China Light & Power Co....................................       4.61%
      10.  Cathay Pacific Airways....................................       2.68%

    As of October 31, 1996, the largest five constituents together comprised approximately 56.89% of the market capitalization of the MSCI Hong Kong; the largest ten constituents comprised approximately 80.91% of the market capitalization of the MSCI Hong Kong; and the largest 20 constituents comprised approximately 94.56% of the market capitalization of MSCI Hong Kong.

    The ten most highly represented industry sectors in the MSCI Hong Kong, and the approximate percentages of the MSCI Hong Kong represented thereby as of October 31, 1996 were:

       1.  Real Estate...............................................      38.90%
       2.  Multi-Industry............................................      19.67%
       3.  Banking...................................................      14.16%
       4.  Telecommunications........................................      10.12%
       5.  Utilities -- Electrical & Gas.............................       7.23%
       6.  Transportation -- Airlines................................       2.68%
       7.  Leisure & Tourism.........................................       2.54%
       8.  Broadcasting & Publishing.................................       1.86%
       9.  Merchandising.............................................       0.80%
      10.  Financial Services........................................       0.51%

Appendix A hereto contains a complete list of the securities in the MSCI Hong Kong Index as of October 31, 1996.

THE MSCI ITALY INDEX

    On October 31, 1996, the MSCI Italy Index (with net dividends reinvested) (the "MSCI Italy") consisted of 55 stocks with an aggregate market capitalization of approximately ITL222,908.4 billion or US$147 billion. In percentage terms, the MSCI Italy represented approximately 63.5% of the total market capitalization of Italy on August 30, 1996.

    The ten largest constituents of the MSCI Italy and the respective approximate percentages of the MSCI Italy represented by such constituents as of October 31, 1996 were, in order:

       1.  ENI.......................................................      15.62%
       2.  Assicurazioni Generali....................................      11.58%
       3.  Telecom Italia Ord........................................      10.10%
       4.  Tim Ord (Telecom IT Mob)..................................       9.32%
       5.  Fiat Ord..................................................       5.94%
       6.  INA.......................................................       3.77%
       7.  Mediaset..................................................       3.68%
       8.  San Paolo Di Torino Ord...................................       3.30%
       9.  Imi Istituto Mobiliare....................................       3.23%
      10.  Edison Ord................................................       2.57%

    As of October 31, 1996, the largest five constituents together comprised approximately 52.56% of the market capitalization of the MSCI Italy; the largest ten constituents comprised approximately 69.11% of the market capitalization of the MSCI Italy; and the largest 20 constituents comprised approximately 86.65% of the market capitalization of MSCI Italy.

    The ten most highly represented industry sectors in the MSCI Italy, and the approximate percentages of the MSCI Italy represented thereby as of October 31, 1996 were:

       1.  Telecommunications........................................      22.66%
       2.  Insurance.................................................      18.86%
       3.  Energy Sources............................................      15.62%
       4.  Banking...................................................      13.53%
       5.  Automobiles...............................................       7.54%
       6.  Broadcasting & Publishing.................................       4.33%
       7.  Utilities -- Electrical & Gas.............................       4.24%
       8.  Multi-Industry............................................       2.45%
       9.  Industrial Components.....................................       2.13%
      10.  Textiles & Apparel........................................       1.66%

Appendix A hereto contains a complete list of the securities constituting the MSCI Italy Index as of
October 31, 1996.

THE MSCI JAPAN INDEX

    On October 31, 1996, the MSCI Japan Index (with net dividends reinvested) (the "MSCI Japan") consisted of 309 stocks with an aggregate market capitalization of approximately JPY221,108.1 billion or US$1,944 billion. In percentage terms, the MSCI Japan represented approximately 60.1% of the total market capitalization in Japan on August 30, 1996.

    The ten largest constituents of the MSCI Japan and the respective approximate percentages of the MSCI Japan represented by such constituents as of October 31, 1996 were, in order:

       1.  Bank Tokyo-Mitsubishi.....................................       4.89%
       2.  Toyota Motor Corp.........................................       4.59%
       3.  Sumitomo Bank.............................................       2.84%
       4.  Fuji Bank.................................................       2.69%
       5.  Industrial Bank of Japan..................................       2.61%
       6.  Matsushita Elect Ind'l....................................       1.73%
       7.  Sakura Bank...............................................       1.70%
       8.  Nomura Securities Co......................................       1.67%
       9.  Tokyo Electric Power Co...................................       1.60%
      10.  Hitachi...................................................       1.52%

    As of October 31, 1996, the largest five constituents together comprised approximately 17.61% of the market capitalization of the MSCI Japan; the largest ten constituents comprised approximately 25.83% of the market capitalization of the MSCI Japan; and the largest 20 constituents comprised approximately 37.12% of the market capitalization of the MSCI Japan.

    The ten most highly represented industry sectors in the MSCI Japan, and the approximate percentages of the MSCI Japan represented thereby as of October 31, 1996 were:

       1.  Banking...................................................      21.60%
       2.  Automobiles...............................................       6.77%
       3.  Machinery & Engineering...................................       4.96%
       4.  Appliances................................................       4.58%
       5.  Utilities -- Electrical & Gas.............................       4.10%
       6.  Chemicals.................................................       4.08%
       7.  Merchandising.............................................       3.86%
       8.  Transportation -- Road & Rail.............................       3.79%
       9.  Construction -- Housing...................................       3.66%
      10.  Health & Personal Care....................................       3.64%

Appendix A hereto contains a complete list of the securities constituting the MSCI Japan Index as of October 31, 1996.

THE MSCI MALAYSIA INDEX

    On October 31, 1996, the MSCI Malaysia Index (with net dividends reinvested) (the "MSCI Malaysia") consisted of 76 stocks with an aggregate market capitalization of approximately MYR356.2 billion or US$141 billion. In percentage terms, the MSCI Malaysia represented approximately 53.4% of the total market capitalization of Malaysia on August 30, 1996.

    The ten largest constituents of the MSCI Malaysia and the respective approximate percentages of the MSCI Malaysia represented by such constituents as of October 31, 1996 were, in order:

       1.  Telekom Malaysia..........................................      12.50%
       2.  Tenaga Nasional...........................................       8.73%
       3.  Malayan Banking...........................................       8.02%
       4.  Sime Darby................................................       5.84%
       5.  Resorts World.............................................       4.44%
       6.  United Engineers (Mal)....................................       4.22%
       7.  Proton....................................................       2.43%
       8.  YTL Corp..................................................       2.24%
       9.  Malaysia Int'l Shipping...................................       2.11%
      10.  Rothmans Pall Mall (Mal)..................................       2.00%

    As of October 31, 1996, the largest five constituents together comprised approximately 39.54% of the market capitalization of the MSCI Malaysia; the largest ten constituents comprised approximately 52.53% of the market capitalization of the MSCI Malaysia and the largest 20 constituents comprised approximately 67.99% of the market capitalization of the MSCI Malaysia.

    The ten most highly represented industry sectors in the MSCI Malaysia, and the approximate percentages of the MSCI Malaysia represented thereby as of October 31, 1996 were:

       1.  Multi-Industry............................................      13.79%
       2.  Telecommunications........................................      13.78%
       3.  Banking...................................................      12.68%
       4.  Utilities -- Electrical & Gas.............................       8.73%
       5.  Leisure & Tourism.........................................       7.11%
       6.  Misc. Materials & Commodities.............................       5.93%
       7.  Automobiles...............................................       5.71%
       8.  Financial Services........................................       5.01%
       9.  Real Estate...............................................       3.88%
      10.  Building Materials & Components...........................       3.46%

Appendix A hereto contains a complete list of the securities constituting the MSCI Malaysia Index as of October 31,1996.

THE MSCI MEXICO (FREE) INDEX

    On October 31, 1996, the MSCI Mexico (Free) Index (with gross dividends reinvested) (the "MSCI Mexico (Free)") consisted of 42 stocks with an aggregate market capitalization of approximately MXN538.7 billion or US$67.6 billion. In percentage terms, the MSCI Mexico (Free) represented approximately 59.4% of the total market capitalization of Mexico on August 30, 1996.

    On October 31,1996, the ten largest constituents of the MSCI Mexico (Free) and the respective approximate percentages of the MSCI Mexico (Free) represented by such constituents as of October 31, 1996 were, in order:

       1.  Telmex Telefonos Mex L....................................      16.45%
       2.  Kimberly-Clark Mexico A...................................       7.87%
       3.  Grupo Modelo C............................................       6.29%
       4.  Grupo Carso...............................................       6.20%
       5.  Grupo Televisa Cpo........................................       6.02%
       6.  Telmex Telefonos Mex A....................................       5.56%
       7.  Cifra B...................................................       4.58%
       8.  Alfa......................................................       3.73%
       9.  Empresas Moderna Acp......................................       3.04%
      10.  Cemex A...................................................       2.87%

    As of October 31, 1996, the largest five constituents together comprised approximately 42.83% of the market capitalization of the MSCI Mexico (Free); the largest ten constituents comprised approximately 62.61% of the market capitalization of the MSCI Mexico (Free); and the largest 20 constituents comprised approximately 85.85% of the market capitalization of the MSCI Mexico
(Free).

    The ten most highly represented industry sectors in the MSCI Mexico (Free), and the approximate percentages of the MSCI Mexico (Free) represented thereby as of October 31, 1996 were:

       1.  Telecommunications........................................      22.01%
       2.  Beverages & Tobacco.......................................      12.61%
       3.  Multi-Industry............................................      12.13%
       4.  Building Materials & Components...........................       8.96%
       5.  Merchandising.............................................       8.95%
       6.  Health & Personal Care....................................       7.87%
       7.  Broadcasting & Publishing.................................       6.02%
       8.  Metals -- Non Ferrous.....................................       5.22%
       9.  Banking...................................................       4.98%
      10.  Food and Household Products...............................       4.31%

Appendix A hereto contains a complete list of the securities constituting the MSCI Mexico (Free) Index as of October 31, 1996.

THE MSCI NETHERLANDS INDEX

    On October 31, 1996, the MSCI Netherlands Index (with net dividends reinvested) (the "MSCI Netherlands") consisted of 22 stocks with an aggregate market capitalization of approximately NLG 420.8 billion or US$248.1 billion. In percentage terms, the MSCI Netherlands represented approximately 72.4% of the total market capitalization of the Netherlands on August 30, 1996.

    The ten largest constituents of the MSCI Netherlands and the respective approximate percentages of the MSCI Netherlands represented by such constituents as of October 31, 1996 were, in order:

       1.  Royal Dutch Petroleum Co..................................      35.70%
       2.  Unilever NV Cert..........................................       9.81%
       3.  Ing Groep.................................................       9.76%
       4.  ABN Amro Holding..........................................       7.51%
       5.  Kon. PTT Nederland........................................       6.76%
       6.  Philips Electronics.......................................       4.93%
       7.  Elsevier..................................................       4.45%
       8.  Ahold (KON.)..............................................       3.92%
       9.  Heineken NV...............................................       3.82%
      10.  Akzo Nobel................................................       3.61%

    As of October 31, 1996, the largest five constituents together comprised approximately 69.53% of the market capitalization of the MSCI Netherlands; the largest ten constituents comprised approximately 90.26% of the market capitalization of the MSCI Netherlands; and the largest 20 constituents comprised approximately 99.52% of the market capitalization of MSCI Netherlands.

    The ten most highly represented industry sectors in the MSCI Netherlands, and the approximate percentages of the MSCI Netherlands represented thereby as of October 31, 1996 were:

       1.  Energy Sources............................................      35.70%
       2.  Food & Household Products.................................       9.81%
       3.  Financial Services........................................       9.76%
       4.  Broadcasting & Publishing.................................       7.97%
       5.  Banking...................................................       7.51%
       6.  Telecommunications........................................       6.76%
       7.  Appliances................................................       4.93%
       8.  Merchandising.............................................       3.92%
       9.  Beverages & Tobacco.......................................       3.82%
      10.  Chemicals.................................................       3.61%

Appendix A hereto contains a complete list of the securities in the MSCI Netherlands as of October 31, 1996.

THE MSCI SINGAPORE (FREE) INDEX

    The MSCI Singapore (Free) Index (with net dividends reinvested) (the "MSCI Singapore (Free)") is a "free" index in that it excludes companies and share classes that are not purchasable by foreigners. On October 31, 1996, the MSCI Singapore (Free) consisted of 38 stocks with an aggregate market capitalization of approximately SGD129.8 billion or US$92.1 billion. In percentage terms, the MSCI Singapore (Free) represented approximately 67.1% of the total market capitalization of Singapore on August 30, 1996.

    The ten largest constituents of the MSCI Singapore (Free) and the respective approximate percentages of the MSCI Singapore (Free) represented by such constituents as of October 31, 1996 were, in order:

       1.  Singapore Telecom.........................................      15.42%
       2.  OCBC Bank FGN.............................................      12.45%
       3.  Singapore Airlines Fgn....................................      12.25%
       4.  United Overseas Bank Fgn..................................       9.67%
       5.  Development Bk Sing Fgn...................................       8.97%
       6.  City Developments.........................................       6.76%
       7.  Singapore Press Hldg Fgn..................................       6.10%
       8.  Keppel Corp...............................................       4.24%
       9.  Fraser & Neave............................................       3.18%
      10.  DBS Land..................................................       3.14%

    As of October 31, 1996, the largest five constituents together comprised approximately 58.76% of the market capitalization of the MSCI Singapore (Free); the largest ten constituents comprised approximately 82.18% of the market capitalization of the MSCI Singapore (Free); and the largest 20 constituents comprised approximately 93.03% of the market capitalization of the MSCI Singapore (Free).

    The ten most highly represented industry sectors in the MSCI Singapore
(Free), and the approximate percentages of the MSCI Singapore (Free) represented thereby as of October 31, 1996 were:

       1.  Banking...................................................      31.09%
       2.  Telecommunications........................................      15.42%
       3.  Real Estate...............................................      13.94%
       4.  Transportation -- Airlines................................      12.25%
       5.  Multi-Industry............................................       7.12%
       6.  Broadcasting & Publishing.................................       6.10%
       7.  Beverages & Tobacco.......................................       3.18%
       8.  Automobiles...............................................       2.66%
       9.  Leisure & Tourism.........................................       1.90%
      10.  Machinery & Engineering...................................       1.00%

Appendix A hereto contains a complete list of the securities in the MSCI Singapore (Free) as of October 31, 1996.

THE MSCI SPAIN INDEX

    On October 31, 1996, the MSCI Spain Index (with net dividends reinvested) (the "MSCI Spain") consisted of 31 stocks with an aggregate market capitalization of approximately ESP13,823.9 billion or US$108.4 billion. In percentage terms, the MSCI Spain represented approximately 63.0% of the total market capitalization of Spain on August 30, 1996.

    The ten largest constituents of the MSCI Spain and the respective approximate percentages of the MSCI Spain represented by such constituents as of October 31, 1996 were, in order:

       1.  Telefonica de Espana......................................      17.40%
       2.  Endesa Empresa Nal Elec...................................      14.69%
       3.  Banco Bilbao Vizcaya......................................      10.08%
       4.  Repsol....................................................       9.04%
       5.  Iberdrola.................................................       9.01%
       6.  Banco Santander...........................................       7.57%
       7.  Gas Natural SDG...........................................       6.02%
       8.  Argentaria Corp Bancaria..................................       4.54%
       9.  Banco Central Hispano.....................................       3.53%
      10.  Autopistas Cesa (Acesa)...................................       2.43%

    As of October 31, 1996, the largest five constituents together comprised approximately 60.22% of the market capitalization of the MSCI Spain; the largest ten constituents comprised approximately 84.31% of the market capitalization of the MSCI Spain; and the largest 20 constituents comprised approximately 96.42% of the market capitalization of MSCI Spain.

    The ten most highly represented industry sectors in the MSCI Spain and the approximate percentages of the MSCI Spain represented thereby as of October 31, 1996 were:

       1.  Utilities -- Electrical & Gas.............................      31.55%
       2.  Banking...................................................      25.72%
       3.  Telecommunications........................................      17.40%
       4.  Energy Sources............................................       9.04%
       5.  Business & Public Services................................       4.52%
       6.  Construction -- Housing...................................       1.84%
       7.  Real Estate...............................................       1.67%
       8.  Insurance.................................................       1.37%
       9.  Beverages & Tobacco.......................................       1.36%
      10.  Metals -- Steel...........................................       1.29%

Appendix A hereto contains a complete list of the securities in the MSCI Spain as of October 31,1996.

THE MSCI SWEDEN INDEX

    On October 31, 1996, the MSCI Sweden Index (with net dividends reinvested) (the "MSCI Sweden") consisted of 31 stocks with an aggregate market capitalization of approximately SEK879.3 billion or US$134 billion. In percentage terms, the MSCI Sweden represented approximately 59.4% of the total market capitalization of Sweden on August 30, 1996.

    The ten largest constituents of the MSCI Sweden and the respective approximate percentages of the MSCI Sweden represented by such constituents as of October 31, 1996 were, in order:

       1.  Ericsson (LM) B...........................................      19.38%
       2.  Astra A...................................................      17.22%
       3.  Abb AB A (Asea A).........................................       5.66%
       4.  Volvo B...................................................       4.99%
       5.  Hennes & Mauritz B........................................       4.10%
       6.  Skanska B.................................................       4.01%
       7.  Astra B...................................................       3.91%
       8.  Svenska Handelsbk A.......................................       3.82%
       9.  Skand.Enskilda Banken A...................................       3.30%
      10.  SCA SV Cellulosa B........................................       3.10%

    As of October 31, 1996, the largest five constituents together comprised approximately 51.36% of the market capitalization of the MSCI Sweden; the largest ten constituents comprised approximately 69.49% of the market capitalization of the MSCI Sweden; and the largest 20 constituents comprised approximately 90.81% of the market capitalization of the MSCI Sweden.

    The ten most highly represented industry sectors in the MSCI Sweden, and the approximate percentages of the MSCI Sweden represented thereby as of October 31, 1996 were:

       1.  Electrical & Electronic...................................      27.29%
       2.  Health & Personal Care....................................      21.14%
       3.  Banking...................................................       7.49%
       4.  Automobiles...............................................       7.19%
       5.  Forest Products...........................................       6.23%
       6.  Merchandising.............................................       4.10%
       7.  Construction -- Housing...................................       4.01%
       8.  Industrial Components.....................................       3.60%
       9.  Appliances................................................       3.05%
      10.  Chemicals.................................................       2.91%

Appendix A hereto contains a complete list of the securities in the MSCI Sweden as of October 31, 1996.

THE MSCI SWITZERLAND INDEX

    On October 31, 1996, the MSCI Switzerland Index (with net dividends reinvested) (the "MSCI Switzerland") consisted of 41 stocks with an aggregate market capitalization of approximately CHF409.5 billion or US$325.4 billion. In percentage terms, the MSCI Switzerland represented approximately 79.5% of the total market capitalization in Switzerland on August 30, 1996.

    The ten largest constituents of the MSCI Switzerland and the respective approximate percentages of the MSCI Switzerland represented by such constituents as of October 31, 1996 were, in order:

       1.  Roche Holding Genuss......................................      16.40%
       2.  Nestle....................................................      13.22%
       3.  Sandoz Namen..............................................      12.50%
       4.  Ciba-Geigy Namen..........................................       9.60%
       5.  Schweiz Bankgesell Inh....................................       6.24%
       6.  Roche Holding Inhaber.....................................       6.06%
       7.  CS Holding................................................       5.81%
       8.  Schweiz Rueckvers.........................................       4.84%
       9.  Schweiz Bankverein........................................       4.52%
      10.  Zuerich Versicherung......................................       3.84%

    As of October 31, 1996, the largest five constituents together comprised approximately 57.95% of the market capitalization of the MSCI Switzerland; the largest ten constituents comprised approximately 83.03% of the market capitalization of the MSCI Switzerland; and the largest 20 constituents comprised approximately 95.41% of the market capitalization of the MSCI Switzerland.

    The ten most highly represented industry sectors in the MSCI Switzerland, and the approximate percentages of the MSCI Switzerland represented thereby as of October 31, 1996 were:

       1.  Health & Personal Care....................................      35.97%
       2.  Banking...................................................      17.89%
       3.  Food & Household Products.................................      13.22%
       4.  Chemicals.................................................      11.01%
       5.  Insurance.................................................       8.69%
       6.  Electrical & Electronic...................................       3.47%
       7.  Business & Public Services................................       2.77%
       8.  Building Materials & Components...........................       1.87%
       9.  Multi-Industry............................................       1.37%
      10.  Recreation -- Other.......................................       1.34%

Appendix A hereto contains a complete list of the securities in the MSCI Switzerland as of October 31, 1996.

THE MSCI UNITED KINGDOM INDEX

    On October 31, 1996, the MSCI United Kingdom Index (with net dividends reinvested) (the "MSCI UK") consisted of 137 stocks with an aggregate market capitalization of approximately GPB615.8 billion or US$1,002.8 billion. In percentage terms, the MSCI UK represented approximately 64.5% of the aggregate capitalization of the United Kingdom markets on August 30, 1996.

    The ten largest constituents of the MSCI UK and the respective approximate percentages of the MSCI UK represented by such constituents as of October 31, 1996 were, in order:

       1.  British Petroleum.........................................       6.04%
       2.  Glaxo Wellcome............................................       5.49%
       3.  HSBC Holdings (HKD 10)....................................       3.66%
       4.  British Telecom...........................................       3.63%
       5.  Smithkline Beecham........................................       3.39%
       6.  Lloyds TSB Group..........................................       3.28%
       7.  Zeneca Group..............................................       2.57%
       8.  Barclays..................................................       2.40%
       9.  Marks & Spencer...........................................       2.36%
      10.  BAT Industries............................................       2.15%

    As of October 31, 1996, the largest five constituents together comprised approximately 22.21% of the market capitalization of the MSCI UK; the largest ten constituents comprised approximately 34.97% of the market capitalization of the MSCI UK; and the largest 20 constituents comprised approximately 52.06% of the market capitalization of MSCI UK.

    The ten most highly represented industry sectors in the MSCI UK, and the approximate percentages of the MSCI UK represented thereby as of October 31, 1996 were:

       1.  Banking...................................................      11.81%
       2.  Health & Personal Care....................................      11.45%
       3.  Merchandising.............................................       8.79%
       4.  Multi-Industry............................................       6.93%
       5.  Energy Sources............................................       6.81%
       6.  Telecommunications........................................       6.58%
       7.  Food & Household Products.................................       4.56%
       8.  Insurance.................................................       4.41%
       9.  Business & Public Services................................       4.07%
      10.  Utilities -- Electrical & Gas.............................       3.92%

Appendix A hereto contains a complete list of the securities in the MSCI UK as of October 31, 1996.

REGIONAL INDEX REPLICATIONS

    The MSCI single-country indices effectively serve as components of various MSCI regional and international (i.e., multi-country) indices. For example the MSCI EAFE Index -- covering European, Australasian and the Far Eastern markets -- is comprised of a weighted allocation of the MSCI Indices for Japan (34.54%), the United Kingdom (17.71%), Germany (8.10%), France (6.71%), Switzerland (5.65%), Netherlands (4.50%), Hong Kong (3.78%), Singapore (1.74%), Belgium (1.17%), Malaysia (2.55%), Australia (2.89%), Spain (2.04%), Italy (3.01%),
Sweden (2.48%), Denmark (0.84%), Finland (0.65%), Norway (0.52%), New Zealand (0.41%), Austria (0.41%) and Ireland (0.33%). The weightings shown parenthetically are based on the EAFE Index as of December 5, 1996.

    Investors may purchase WEBS of different WEBS Index Series of the Fund in various proportions for the purpose of achieving regional or international market exposure approximating that of certain of the MSCI regional and international indices. For example, assuming the estimated values per Creation Unit listed in the Fund's prospectus under the heading "Creation Units", an investor might approximate the representation and weighting of the MSCI EAFE Index by investing in the numbers of WEBS specified for the following 15 WEBS Index Series, in order to achieve the basket weightings listed below:

                                NUMBER OF    % OF VALUE
      WEBS INDEX SERIES            WEBS      OF BASKET
------------------------------  ----------  ------------
Japan                              25,800        34.88%
United Kingdom                     13,000        18.74%
Germany                             5,900         8.35%
France                              5,000         6.88%
Switzerland                         5,000         5.82%
Netherlands                         2,500         4.66%
Hong Kong                           2,500         3.81%
Australia                           2,800         2.94%
Malaysia                            1,800         2.61%
Italy                               2,200         3.13%
Sweden                              1,500         2.55%
Spain                               1,300         2.17%
Singapore (Free)                    1,500         1.82%
Belgium                               800         1.21%
Austria                               400         0.43%

    The total cost of the above basket of WEBS, again using the values per Creation Unit in the Prospectus, would be $1,000,000. It should be noted that the WEBS basket set forth above does not include representation of five countries included in the MSCI EAFE Index, representing 2.77% of the value of such index on December 16, 1996.

                          EXCHANGE LISTING AND TRADING

    The WEBS of each WEBS Index Series have been listed for trading on the AMEX. The AMEX has approved modifications to its Rules to permit the listing of WEBS. The non-redeemable WEBS trade on the AMEX at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS of any Index Series will continue to be met. The AMEX may remove the WEBS of a WEBS Index Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a WEBS Index Series, there are fewer than 50 beneficial holders of the WEBS for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such WEBS Index Series is based is no longer calculated or available or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Fund.

    As in the case of other stocks traded on the AMEX, the brokers' commission on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which range between $.015 to $.12 per share for institutions and high net worth individuals.

    In order to provide current WEBS pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for each WEBS Index Series as calculated by Bloomberg, L.P ("Bloomberg"). The Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated on a per WEBS Index Series basis every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. New York time.

    The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the Deposit Securities for each WEBS Index Series. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of WEBS, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund for each WEBS Index Series at a particular point in time, because the current portfolio of a WEBS Index Series may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV on a per WEBS Index Series basis disseminated during AMEX trading hours should not be viewed as a real time update of the net asset value per WEBS share of the Fund, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Fund for a particular WEBS Index Series may diverge from the applicable IOPV during any trading day. In such case, the IOPV would not precisely reflect the value of a WEBS Index Series' portfolio.

    The equity securities included in the IOPV reflect the same market capitalization weighting as the Deposit Securities of the particular WEBS Index Series. In addition to the equity component described in the preceding paragraph, the IOPV for each WEBS Index Series includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. For the WEBS Index Series of Australia, Japan, Malaysia, Hong Kong and Singapore (Free), there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of these WEBS Index Series, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the WEBS Index Series portfolio, and converts the price to U.S. dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. dollar and the applicable foreign currency. For WEBS Index Series which have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts such prices into U.S. dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

    The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of five Directors.

                                                                                   PRINCIPAL OCCUPATIONS
             NAME AND ADDRESS                  POSITION WITH THE FUND              DURING PAST FIVE YEARS
-------------------------------------------  ---------------------------  ----------------------------------------
Nathan Most*                                 Director, President and      Senior Vice President (retired) (from
P.O. Box 193                                 Chairman of the Board        1992 to 1996) and Vice President (from
Burlingame, CA 94011-0193                                                 1980 to 1992) of the American Stock
Age 82                                                                    Exchange, Inc.; President and CEO
                                                                          (retired) (from 1982 to 1996) of AMEX
                                                                          Commodities Corporation.
John B. Carroll                              Director                     Vice President of Investment Management
President                                                                 (since 1984) of GTE Corporation;
GTE Investment Management Corp.                                           President (since 1984) of GTE Investment
One Stamford Forum                                                        Management Corporation; Trustee and
Stamford, CT 06904                                                        Member of the Executive Committee (since
Age 61                                                                    1991) of The Common Fund; Member of the
                                                                          Investment Committee (since 1988) of the
                                                                          TWA Pilots Annuity Trust Fund; Vice
                                                                          Chairman and Executive Committee Member
                                                                          (since 1992) of the Committee on
                                                                          Investment of Employee Benefit Assets of
                                                                          the Financial Executive Institute; and
                                                                          Member (since 1986) of the Pension
                                                                          Advisory Committee of the New York Stock
                                                                          Exchange.
Timothy A. Hultquist                         Director                     Advisory Director (since 1995) and
Advisory Director                                                         Managing Director (from 1985 to 1995) of
Morgan Stanley & Co.                                                      Morgan Stanley & Co. Incorporated;
Incorporated                                                              Chairman (since 1994) and Trustee (since
1251 Avenue of the Americas                                               1985) of the Board of Trustees of
23rd Floor                                                                Macalester College; Trustee (since 1995)
New York, NY 10020                                                        of the Russell Sage Foundation; Member
Age 46                                                                    (since 1994) of Wilmer Eye Institute
                                                                          Advisory Counsel at John Hopkins Univer-
                                                                          sity Hospital; President (since 1992) of
                                                                          the Hultquist Foundation.

------------------------

* "Interested" director, as defined in the 1940 Act, by reason of his position as President of the Fund.

                                                                 PRINCIPAL OCCUPATIONS
         NAME AND ADDRESS           POSITION WITH THE FUND       DURING PAST FIVE YEARS
----------------------------------  ----------------------  --------------------------------
Lloyd N. Morrisett                  Director                President (since 1969) of The
President                                                   John and Mary R. Markle Foun-
The Markle Foundation                                       dation; Member (since 1968) of
75 Rockefeller Plaza                                        the Council on Foreign
Suite 1800                                                  Relations; Member (since 1970)
New York, NY 10099                                          of the American Association for
Age 67                                                      the Advancement of Science;
                                                            Chairman (since 1970) of the
                                                            Children's Television Workshop;
                                                            Director (since 1976) of Haskins
                                                            Laboratories, Inc.; Director
                                                            (since 1990) of The Multimedia
                                                            Corporation; Director (since
                                                            1992) of Classroom, Inc.;
                                                            Director (since 1994) of In-
                                                            fonautics Corporation; Member of
                                                            Board of Overseers (since 1995)
                                                            of Dartmouth School of Medicine;
                                                            Director (since 1995) of Smith
                                                            College-Center for the Study of
                                                            Social and Political Change.
                                                            Trustee (from 1973 to 1983, from
                                                            1985 to 1995, and since 1996) of
                                                            RAND.
W. Allen Reed                       Director                President and CEO and Director
President                                                   (since 1994) of General Motors
General Motors Investment                                   Investment Management Corpo-
Management Corp.                                            ration; Vice President and Trea-
767 Fifth Avenue                                            surer (from 1991 to 1994) of
New York, NY 10153                                          Hughes Electronics; President
Age 49                                                      (from 1984 to 1991) of Hughes
                                                            Investment Management Company;
                                                            Director (since 1995) of Taub-
                                                            man Centers, Inc. (a real estate
                                                            investment trust); Director
                                                            (since 1992) of FLIR Systems (an
                                                            imaging technology company);
                                                            Director (since 1994) of General
                                                            Motors Acceptance Corporation;
                                                            Director (since 1994) of General
                                                            Motors Insurance Corporation;
                                                            Director (since 1995) of Equity
                                                            Fund of Latin America; Director
                                                            (since 1995) of the Common-
                                                            wealth Equity Fund; Member
                                                            (since 1994) of the Pension Man-
                                                            agers Advisory Committee of the
                                                            New York Stock Exchange; Member
                                                            (since 1995) of the New York
                                                            State Retirement System Adviso-
                                                            ry Board; Chairman (since 1995)
                                                            of the Investment Advisory Com-
                                                            mittee of Howard Hughes Medical
                                                            Institute.

                                                                 PRINCIPAL OCCUPATIONS
         NAME AND ADDRESS           POSITION WITH THE FUND       DURING PAST FIVE YEARS
----------------------------------  ----------------------  --------------------------------
Stephen M. Wynne                    Treasurer               Executive Vice President and
Executive Vice President                                    Chief Accounting Officer (since
PFPC Inc.                                                   1993) and Senior Vice President
400 Bellevue Parkway                                        and Chief Accounting Officer
Wilmington, DE 19809                                        (from 1991 to 1993) of PFPC
Age 41                                                      Inc.; Executive Vice President
                                                            (since 1995) of PFPC Interna-
                                                            tional; Vice President and Chief
                                                            Accounting Officer (since 1987)
                                                            of PNC Institutional Management
                                                            Corp.
R. Sheldon Johnson                  Secretary               Managing Director, Institutional
Managing Director                                           Equity Department, Morgan
Morgan Stanley & Co.                                        Stanley & Co. Incorporated.
Incorporated
1585 Broadway
New York, NY 10036
Age 50
Stephen C. Beach                    Assistant Treasurer     Senior Vice President -- Product
Senior Vice President                                       and Client Development (since
PFPC Inc.                                                   1995) and Managing Counsel (from
400 Bellevue Parkway                                        1990 to 1994) of PFPC Inc.
Wilmington, DE 19809
Age 43
Joanne M. Bennick                   Assistant Treasurer     Vice President and Director of
Vice President                                              Quality Assurance (since 1993)
PFPC Inc.                                                   of PFPC Inc.; Audit Manager
103 Bellevue Parkway                                        (from 1990 to 1993) and Audit
Wilmington, DE 19809                                        Associate (from 1985 to 1990) of
Age 37                                                      Coopers & Lybrand.
Gary M. Gardner                     Assistant Secretary     Chief Counsel (since 1994) of
Chief Counsel                                               PFPC Inc.; Associate General
PFPC Inc.                                                   Counsel (from 1992 to 1994) of
400 Bellevue Parkway                                        The Boston Company, Inc.; Gen-
Wilmington, DE 19809                                        eral Counsel (from 1986 to 1992)
Age 45                                                      of SunAmerica Asset Management
                                                            inc.
Kathleen L. Thren                   Assistant Secretary     Counsel of PNC Bank, N.A. (since
Counsel                                                     1996); Attorney (from 1993 to
PFPC Inc.                                                   1996) of Drinker Biddle & Reath.
400 Bellevue Parkway
Wilmington, DE 19809
Age 32

REMUNERATION OF DIRECTORS AND OFFICERS

    The following table sets forth the remuneration of Directors and officers of the Fund.

                                                      PENSION OR
                                                      RETIREMENT                        TOTAL COMPENSATION FROM
                                                   BENEFITS ACCRUED   ESTIMATED ANNUAL    REGISTRANT AND FUND
    NAME OF PERSON,      AGGREGATE COMPENSATION    AS PART OF FUND     BENEFITS UPON        COMPLEX PAID TO
       POSITION              FROM REGISTRANT           EXPENSES          RETIREMENT            DIRECTORS
-----------------------  -----------------------  ------------------  ----------------  -----------------------
Nathan Most, Director,   $20,000 per annum,              NONE               NONE        $20,000 per annum
President and Chairman   $5,000 per Directors'                                          $5,000 per Directors'
of the Board(1)          meeting attended                                               meeting attended
John B. Carroll,         $20,000 per annum,              NONE               NONE        $20,000 per annum
Director(1)              $5,000 per Directors'                                          $5,000 per Directors'
                         meeting attended                                               meeting attended
Timothy A. Hultquist,    $20,000 per annum,              NONE               NONE        $20,000 per annum
Director(1)              $5,000 per Directors'                                          $5,000 per Directors'
                         meeting attended                                               meeting attended
Lloyd N. Morrisett,      $20,000 per annum,              NONE               NONE        $20,000 per annum
Director(1)              $5,000 per Directors'                                          $5,000 per Directors'
                         meeting attended                                               meeting attended
W. Allen Reed,           $20,000 per annum,              NONE               NONE        $20,000 per annum
Director(1)              $5,000 per Directors'                                          $5,000 per Directors'
                         meeting attended                                               meeting attended

    No officer of the Fund is entitled to any compensation, and no officer or Director is entitled to any pension or retirement benefits, from the Fund.

(1) It is anticipated that in the first full fiscal year of operation (August 31, 1996 - August 31, 1997) each Director of the Fund will receive $40,000 in aggregate compensation.

                        INVESTMENT ADVISORY, MANAGEMENT,
                    ADMINISTRATIVE AND DISTRIBUTION SERVICES

    The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Management of the Fund."

THE INVESTMENT ADVISER

    Barclays Global Fund Advisors (the "Adviser"), formerly BZW Barclays Global Fund Advisors, acts as investment adviser to the Fund and, subject to the supervision of the Board, is responsible for the investment management of each WEBS Index Series. The Adviser is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its parent, Barclays Global Investors, N.A., are responsible for managing or providing investment advice for assets aggregating in excess of $335 billion as of October 31, 1996.

    The Adviser serves as investment adviser to each WEBS Index Series pursuant to an Investment Management Agreement (the "Management Agreement") between the Fund and the Adviser. Under the Management Agreement, the Adviser, subject to the supervision of the Fund's Board and in conformity with the stated investment policies of each WEBS Index Series, manages the investment of each WEBS Index Series' assets. The Adviser may enter into subadvisory agreements with additional investment advisers to act as subadvisers with respect to particular WEBS Index Series. The Adviser will pay subadvisers, if any, out of the fees received by the Adviser. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each WEBS Index Series. For its investment management services to each WEBS
Index Series the Adviser is paid management fees equal to each WEBS Index
Series' allocable portion of: .27% per annum of the aggregate net assets of the Fund less than or equal to $1.7 billion, plus .15% per annum of the aggregate net assets of the Fund between $1.7 billion and $7 billion, plus .12% per annum of the aggregate net assets of the Fund between $7 billion and $10 billion, plus
 .08% per annum of the aggregate net assets of the Fund in excess of $10 billion. The management fees are accrued daily and paid by the Fund as soon as practical after the last day of each calendar quarter. The Fund's management fees, like those paid by most index funds, are lower than those paid by many actively managed funds. One reason for the difference in fee levels is that passive management requires fewer investment, research and trading decisions, thereby justifying lower fees. Pursuant to the Management Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund, and the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Management Agreement continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Fund's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board who are not interested persons (as defined in the 1940 Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Management Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    For the period ended August 31, 1996, the Fund paid fees to the Adviser for its advisory service as follows: Australia WEBS Index Series $10,350; Austria WEBS Index Series $9,748; Belgium WEBS Index Series $2,045; Canada WEBS Index Series $13,800; France WEBS Index Series $14,503; Germany WEBS Index Series $16,309; Hong Kong WEBS Index Series $7,597; Italy WEBS Index Series $25,345; Japan WEBS Index Series $105,230; Malaysia WEBS Index Series $7,550; Mexico
(Free) WEBS Index Series $5,552; Netherlands WEBS Index Series $5,510; Singapore
(Free) WEBS Index Series $8,578; Spain WEBS Index Series $6,162; Sweden WEBS Index Series $4,522; Switzerland WEBS Index Series $8,392; and United Kingdom WEBS Index Series $14,599.

THE ADMINISTRATOR

    PFPC Inc. (the "Administrator"), an indirect wholly owned subsidiary of PNC Bank Corp., acts as administration and accounting agent of the Fund pursuant to an Administration and Accounting Services Agreement with the Fund and is responsible for certain clerical, recordkeeping and bookkeeping services, except those to be performed by the Adviser, by Morgan Stanley Trust Company ("MSTC") in its capacity as Custodian, or by PNC Bank, N.A. ("PNC") in its capacity as Transfer Agent. The Administrator has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of the Administrator is 400 Bellevue Parkway, Wilmington, DE 19809.

    For the administrative and fund accounting services the Administrator provides to the Fund, PFPC is paid aggregate fees equal to each WEBS Index Series' allocable portion of: .10% per annum of the aggregate net assets of the Fund less than $3 billion, plus .09% per annum of the aggregate net assets of the Fund between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets of the Fund between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets of the Fund between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets of the Fund in excess of $10 billion. The Administrator may from time to time waive all or a portion of its fees. For the first year of the Fund's operations, the Administrator has agreed to waive a portion of its fees. During the first year of the Fund's operations, the Administrator will charge the Fund an administrative and accounting service fee equal to $4,167 per month for each WEBS Index Series, plus .05% of aggregate average daily net assets of all WEBS Index Series in excess of $850 million per annum. As of the date hereof, no fee amounts have been waived since the Fund has not reached the asset levels at which such waiver would take effect. The Administrator will charge an annual minimum fee of $850,000 for year one, $1,275,000 for year two, and $1,700,000 for year three and thereafter (based on an annual minimum of $50,000, $75,000 and $100,000 per portfolio, respectively). Pursuant to a fee deferral arrangement entered into on May 30, 1996, the Administrator's minimum fees are subject to a maximum annual rate of .17% of average daily net assets. Any resulting shortfall between the above required minimums and the asset based fee of .17% will be recouped as the WEBS Index Series' asset levels reach thresholds to permit such recovery of fees. Once the aggregate minimum fees are recouped, the standard fee schedule will apply, subject to the maximum charge of .17% of average daily net assets and future recoupment of any future deferred minimum fees. The deferred amount resulting from time to time from the arrangements described above ($367,076 as of December 31, 1996) is a contingent liability of the Fund, and all or a portion thereof will be accrued as an expense of the Fund at such time (if ever) when net assets reach such a level that repayment of the deferred amount or a portion thereof is both probable and reasonably estimable.

    If the Administrator is terminated within the first three years of the Fund's operations, except if removed (i) for failing to substantially perform to the satisfaction of the Board its material obligations under the Agreement or
(ii) in order to comply with federal or state law, the Fund shall pay any reasonable costs of time and material associated with the deconversion and the Administrator will recoup 100% of any fees waived during the first year of operations. The Fund understands that PFPC would seek repayment of any deferred fees upon its termination (other than for the reasons specified in (i) or (ii) above). Pursuant to the Administration and Accounting Services Agreement, the Administrator is liable for damages arising of its failure to perform its duties due to willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. The Fund will indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, except for liabilities arising out of the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

    For the period ended August 31, 1996, the Fund paid fees to the Administrator for its administrative services as follows: Australia WEBS Index Series $6,524; Austria WEBS Index Series $6,123; Belgium WEBS Index Series $1,289; Canada WEBS Index Series $8,682; France WEBS Index Series $9,081; Germany WEBS Index Series $10,284; Hong Kong WEBS Index Series $4,793; Italy WEBS Index Series $15,927; Japan WEBS Index Series $66,484; Malaysia WEBS Index Series $4,761; Mexico (Free) WEBS Index Series $3,503; Netherlands WEBS Index Series $3,475; Singapore (Free) WEBS Index Series $5,412; Spain WEBS Index Series $3,858; Sweden WEBS Index Series $2,878; Switzerland WEBS Index Series $5,251; and United Kingdom WEBS Index Series $9,200.

THE DISTRIBUTOR

    Funds Distributor, Inc. (the "Distributor") is the principal underwriter and distributor of WEBS. Its address is 60 State Street, Suite 1300, Boston, MA 02109, and investor information can be obtained by calling 1-800-810-WEBS(9327). The Distributor has entered into an agreement with the Fund which will continue for two years from its effective date, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Fund shares. WEBS will be continuously offered for sale by the Fund through the Distributor only in Creation Units, as described below under "Purchase and Issuance of WEBS in Creation Units." WEBS in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Fund. The Distributor will deliver a prospectus to persons purchasing WEBS in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. Funds Distributor, Inc., as Distributor, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

    To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, the Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Plan, for each WEBS Index Series the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each WEBS Index Series at the annual rate of up to 25% of the average daily net assets of such WEBS Index Series. From time to time the Distributor may waive all or a portion of these fees.

    The Plan is designed to enable the Distributor to be compensated by the Fund for distribution services provided by it with respect to each WEBS Index Series. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

    Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the WEBS Index Series of the Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to any WEBS Index Series of the Fund, by a vote of a majority of the outstanding voting securities of such WEBS Index Series of the Fund (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to any one or more WEBS Index Series of the Fund, it may continue in effect with respect to any WEBS Index Series of the Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

    The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of most sales and investor services agreements, the Distributor will pay such broker-dealers or other persons, out of 12b-1 fees received from the WEBS Index Series, at the annual rate of .05 of 1% of the average daily net asset value of WEBS held through DTC for the account of such DTC Participant. PaineWebber Inc. and Morgan Stanley & Co. Incorporated are party to sales and investor services agreements that provide for fees ranging from .03 to .05 of 1% of the average daily net asset value of WEBS in excess of $250 million that are not held for their respective accounts at DTC, and for payments ranging from .04 to .07 of 1% of the average daily net asset value of WEBS held through DTC for their respective accounts.

    During the period from commencement of operations through August 30, 1996, the Distributor received the following amounts pursuant to the Plan with respect to each WEBS Index Series, respectively: Australia WEBS Index Series, $9,583.13:
Austria WEBS Index Series, $9,026.04; Belgium WEBS Index Series, $1,893.69; Canada WEBS Index Series, $12,780.00; France WEBS Index Series, $13,429.09; Germany WEBS Index Series, $15,100.34; Hong Kong WEBS Index Series, $7,034.13; Italy WEBS Index Series, $23,467.69; Japan WEBS Index Series, $97,435.42; Malaysia WEBS Index Series, $6,990.22; Mexico (Free) WEBS Index Series, $5,140.57; Netherlands WEBS Index Series, $5,102.06; Singapore Index (Free) WEBS Index Series, $7,942.98; Spain WEBS Index Series, $5,706.09; Sweden WEBS Index Series, $4,187.36; Switzerland WEBS Index Series, $7,770.29; and United Kingdom WEBS Index Series, $13,517.57.

    In the aggregate, the Distributor received $246,106.67 from the WEBS Index Series pursuant to the Plan, retaining $19,688.53 and paying out the remainder to unaffiliated third parties. The retained amount represents .02% of the average daily net assets of the WEBS Index Series, which the Distributor receives for monitoring the purchase and redemption of Creation Units, as described below under the "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units." During the period, the Distributor paid $184,745.53, $26,779.36 and $14,893.25 for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses and (3) compensation to broker-dealers for distribution assistance, respectively, which amounts were allocated to each WEBS Index Series based on its average daily net assets for the period.

    The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Fund (as defined under the 1940 Act) or
(ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant WEBS Index Series, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE CUSTODIAN AND LENDING AGENT

    MSTC serves as the Custodian for the cash and portfolio securities of each WEBS Index Series of the Fund pursuant to a Custodian Agreement between MSTC and the Fund. MSTC also serves as Lending Agent of the portfolio securities of each WEBS Index Series. As Lending Agent, MSTC causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. MSTC, as Custodian and Lending Agent, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of MSTC is One Pierrepont Plaza, Brooklyn, New York.

    For its custody services to each WEBS Index Series, MSTC will be paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.10%); Austria WEBS Index Series (.10%); Belgium WEBS Index Series (.10%); Canada WEBS Index Series (.07%); France WEBS Index Series (.11%); Germany WEBS Index Series (.10%); Hong Kong WEBS Index Series (.12%); Italy WEBS Index Series (.09%); Japan WEBS Index Series (.07%); Malaysia WEBS Index Series (.13%); Mexico (Free) WEBS Index Series (.25%); Netherlands WEBS Index Series (.10%); Singapore (Free) WEBS Index Series (.10%); Spain WEBS Index Series (.10%); Sweden WEBS Index Series (.10%); Switzerland WEBS Index Series (.10%); and United Kingdom WEBS Index Series (.08%). As remuneration for its services in connection with lending portfolio securities of the WEBS Index Series, MSTC is paid by the Fund, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned.

TRANSFER AGENT

    PNC (the "Transfer Agent"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services pursuant to an agreement with the Fund. The Transfer Agent has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of the Transfer Agent is Broad and Chestnut Streets, Philadelphia, PA 19110.

ADDITIONAL EXPENSES

    In addition to the fees described above, the Fund is responsible for the payment of expenses that include, among other things, organizational expenses, compensation of the Directors of the Fund, reimbursement of out-of-pocket expenses incurred by the Administrator, exchange listing fees, license fees, brokerage costs, legal and audit fees, and litigation and extraordinary expenses. For the use of the relevant MSCI Index, each WEBS Index Series pays a license fee to Morgan Stanley equal to .03% per annum of the aggregate net assets of the WEBS Index Series.

                             BROKERAGE TRANSACTIONS

    When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each WEBS Index Series is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

    Subject to allocating brokerage to receive a favorable price and prompt execution, the Adviser may select brokers who are willing to provide payments to third party service suppliers to a WEBS Index Series, to reduce expenses of the WEBS Index Series.

    The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each WEBS Index Series is expected to be under 50%. See "Implementation of Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

    DTC acts as securities depositary for the WEBS. WEBS of each WEBS Index Series are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for WEBS.

    DTC has advised the Fund as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

    Beneficial ownership of WEBS is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in WEBS (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of WEBS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in WEBS.

    Beneficial Owners of WEBS are not entitled to have WEBS registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of WEBS. The Fund understands that under existing industry practice, in the event the Fund requests any action of holders of WEBS, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding WEBS, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Fund recognizes DTC or its nominee as the owner of all WEBS for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Fund and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the WEBS holdings of each DTC Participant. The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding WEBS, directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

    WEBS distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all WEBS. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in WEBS as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of WEBS held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such WEBS, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

    DTC may determine to discontinue providing its service with respect to WEBS at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of WEBS, unless the Fund makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which WEBS may be listed).

                PURCHASE AND ISSUANCE OF WEBS IN CREATION UNITS

    THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "PURCHASE AND ISSUANCE OF WEBS IN CREATION UNITS".

GENERAL

    The Fund issues and sells WEBS only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

    A "Business Day" with respect to each WEBS Index Series is any day on which
(i) the New York Stock Exchange ("NYSE") and (ii) the stock exchange(s) and Fund subcustodian(s) relevant to such WEBS Index Series are open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each WEBS Index Series are set forth in Appendix B to this Statement of Additional Information.

PORTFOLIO DEPOSIT

    The consideration for purchase of a Creation Unit of WEBS of a WEBS Index Series generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the WEBS Index Series' benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for shares of any WEBS Index Series of the Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Fund for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Index Series and (y) the sum of
(i) the Dividend Equivalent Payment and (ii) the market value (per Creation
Unit) of the securities deposited with the Fund (the sum of (i) and (ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

    The Adviser makes available through the Distributor on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each WEBS Index Series. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of WEBS of a given WEBS Index Series until such time as the next-announced Portfolio Deposit composition is made available.

    The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each WEBS Index Series changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the WEBS Index Series. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Fund reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant WEBS Index Series, or resulting from stock splits and other corporate actions.

    In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, the Distributor also makes available (i) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding WEBS of each WEBS Index Series, and (ii) on a continuous basis throughout the day, the sum of the Dividend Equivalent Payment effective through and including the close of the previous trading session in the relevant foreign market, plus the current value of the requisite Deposit Securities as in effect on such day.

ROLE OF THE AUTHORIZED PARTICIPANT

    Creation Units of WEBS may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Fund and the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of WEBS an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Fund shares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Fund does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the Authorized Participants may be obtained from the Distributor.

PURCHASE ORDER

    To initiate an order for a Creation Unit of WEBS, the Authorized Participant must give notice to the Distributor of its intent to submit an order to purchase WEBS not later than 4:00 p.m., New York time on the relevant Business Day. The Distributor shall cause the Adviser and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For each WEBS Index Series, the Custodian shall cause the subcustodian of the WEBS Index Series to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Fund.

    DEPOSIT SECURITIES MUST BE DELIVERED TO AN ACCOUNT MAINTAINED AT THE APPLICABLE LOCAL SUBCUSTODIAN.

    Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the Fund, must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the AMEX (currently 4:00 p.m., New York time) on the relevant Business Day. (The required form of an order to purchase is available on request from the Distributor.) Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Orders must be transmitted by the Authorized Participant to the Distributor by facsimile or electronic transmission as provided in the Authorized Participant Agreement.

    The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of WEBS. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

    Investors should be aware that an Authorized Participant may require orders for purchases of WEBS placed with it to be in the form required by the individual Authorized Participant, which form will not be the same as the form of purchase order specified by the Fund, which the Authorized Participant must deliver to the Distributor.

ACCEPTANCE OF PURCHASE ORDER

    Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

    Once the Fund has accepted an order, upon next determination of the net asset value of the shares, the Fund will confirm the issuance, against receipt of payment, of a Creation Unit of WEBS of the WEBS Index Series at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

    The Fund reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any WEBS Index Series if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any WEBS Index Series; (b) the Deposit Securities delivered are not as specified by the Adviser, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the WEBS Index Series; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Fund, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. The Fund shall notify a prospective purchaser of its rejection of the order of such person. The Fund and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

ISSUANCE OF A CREATION UNIT

    A Creation Unit of WEBS of a WEBS Index Series will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the Adviser, and the Fund will issue and cause the delivery of the Creation Unit of WEBS.

    The Authorized Participant Agreement provides that in the event that a Portfolio Deposit is incomplete on the settlement date for a Creation Unit of WEBS because certain Deposit Securities are missing, the Fund may, in its sole discretion, issue the Creation Unit of WEBS notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash or Short-Term Investments having a value at least equal to 105% of the value of the missing Deposit Securities. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

    All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund's determination shall be final and binding.

CASH PURCHASE METHOD

    Although the Fund does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of WEBS are available or specified for a WEBS Index Series, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Fund's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of WEBS are described below.

PURCHASE TRANSACTION FEE

    A purchase transaction fee payable to the Fund is imposed to compensate the Fund for the transfer and other transaction costs of a WEBS Index Series. THE PURCHASE TRANSACTION FEE FOR IN-KIND AND CASH PURCHASES AND THE ADDITIONAL VARIABLE CHARGE FOR CASH PURCHASES (WHEN CASH PURCHASES ARE AVAILABLE OR SPECIFIED) ARE LISTED FOR THE RELEVANT WEBS INDEX SERIES IN THE SHAREHOLDER TRANSACTION EXPENSES TABLE IN "SUMMARY OF FUND EXPENSES" IN THE PROSPECTUS. Where the Fund permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of WEBS in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund. See "Summary of Fund Expenses" in the Prospectus.

EXAMPLE

    A hypothetical example of the costs of creating a Creation Unit of WEBS of the Japan WEBS Index Series is set forth below for illustrative purposes only. The exchange rate reflected in the table is Y113.33 per US$1.

                                                                             UNIT CREATION   DAILY NAV
                                                                              CALCULATION   CALCULATION
                                                             UNIT CREATION     IN UNITED     IN UNITED
                                                             CALCULATION IN     STATES        STATES
                                                              JAPANESE YEN      DOLLARS       DOLLARS
                                                             --------------  -------------  -----------
Execution..................................................     941,756,000     8,309,856     8,309,856
Commissions................................................         941,756         8,310           N/A
Stamp Taxes................................................               0             0           N/A
Risk Premium...............................................               0             0           N/A
Accrued Income.............................................       8,120,434        71,653        71,653
Creation Charge............................................         906,640         8,000           N/A
WEBS Unit Value............................................     951,724,830     8,397,819     8,381,509
Per WEBS...................................................                         14.00         13.97
Shares.....................................................         600,000

    See "Management of the Fund," in the Prospectus, and "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for WEBS.

                      REDEMPTION OF WEBS IN CREATION UNITS

    THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "REDEMPTION OF WEBS IN CREATION UNITS".

    WEBS may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. THE FUND WILL NOT REDEEM WEBS IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners also may sell WEBS in the secondary market, but must accumulate enough WEBS to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of WEBS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of WEBS to constitute a redeemable Creation Unit. See "Investment Considerations and Risks" in the Prospectus.

    With respect to each WEBS Index Series, the Adviser makes available through the Distributor immediately prior to the opening of business on the AMEX (currently 9:30 am, New York time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for a WEBS Index Series, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Distributor on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of WEBS.

    A redemption transaction fee payable to the Fund is imposed to offset transfer and other transaction costs that may be incurred by the relevant WEBS Index Series. THE REDEMPTION TRANSACTION FEE FOR REDEMPTIONS IN KIND AND FOR CASH AND THE ADDITIONAL VARIABLE CHARGE FOR CASH REDEMPTIONS (WHEN CASH REDEMPTIONS ARE AVAILABLE OR SPECIFIED) ARE LISTED FOR THE RELEVANT WEBS INDEX SERIES IN THE SHAREHOLDER TRANSACTION EXPENSES TABLE IN "SUMMARY OF FUND EXPENSES" IN THE PROSPECTUS. Investors will also bear the costs of transferring the Portfolio Deposit from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

    Redemption requests in respect of Creation Units of any WEBS Index Series must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

    The Authorized Participant must transmit the request for redemption, in the form required by the Fund, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the WEBS to the Fund's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

    A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Fund's Transfer Agent the Creation Unit of WEBS being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor by the AMEX closing time on such day. If the Transfer Agent does not receive the investor's WEBS through DTC's facilities by the AMEX closing time on the same day that the redemption request is received, the redemption request shall be rejected and may be resubmitted the next day that the AMEX is open for business. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the WEBS.

    Upon receiving a redemption request, the Distributor shall notify the Fund and the Fund's Transfer Agent of such redemption request. The tender of an investor's WEBS for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds WEBS, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only."

    IN CONNECTION WITH TAKING DELIVERY OF SHARES OF DEPOSIT SECURITIES UPON REDEMPTION OF WEBS, A REDEEMING BENEFICIAL OWNER OR AUTHORIZED PARTICIPANT ACTING ON BEHALF OF SUCH BENEFICIAL OWNER MUST MAINTAIN APPROPRIATE SECURITY ARRANGEMENTS WITH A QUALIFIED BROKER-DEALER, BANK OR OTHER CUSTODY PROVIDERS IN EACH JURISDICTION IN WHICH ANY OF THE PORTFOLIO SECURITIES ARE CUSTOMARILY TRADED, TO WHICH ACCOUNT SUCH PORTFOLIO SECURITIES WILL BE DELIVERED.

    Deliveries of redemption proceeds by the WEBS Index Series relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to a WEBS Index Series, Appendix B hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. PURSUANT TO AN ORDER OF THE SEC, IN RESPECT OF EACH WEBS INDEX SERIES, THE FUND WILL MAKE DELIVERY OF IN-KIND REDEMPTION PROCEEDS WITHIN THE NUMBER OF DAYS STATED IN APPENDIX B TO BE THE MAXIMUM NUMBER OF DAYS NECESSARY TO DELIVER REDEMPTION PROCEEDS.

    If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of WEBS of the relevant WEBS Index Series next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the WEBS Index Series). Redemptions of WEBS for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each WEBS Index Series (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the WEBS Index Series could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

    Although the Fund does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, resident Australian holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Fund, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B hereto where more than seven calendar days would be needed).

    Because the Portfolio Securities of a WEBS Index Series may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such WEBS Index Series, stockholders may not be able to redeem their shares of such WEBS Index Series, or to purchase or sell WEBS on the AMEX, on days when the net asset value of such Index Series could be significantly affected by events in the relevant foreign markets.

    The right of redemption may be suspended or the date of payment postponed with respect to any WEBS Index Series (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the WEBS Index Series' portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

                          DETERMINING NET ASSET VALUE

    The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Determination of Net Asset Value."

    Net asset value per share for each WEBS Index Series of the Fund is computed by dividing the value of the net assets of such WEBS Index Series (i.e., the value of its total assets less total liabilities) by the total number of WEBS outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each WEBS Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. (ordinarily 4:00 p.m., New York City time) on each day that such exchange is open.

    In computing a WEBS Index Series' net asset value, the WEBS Index Series' portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board. Foreign currency values are converted into US dollars using the same exchange rates utilized by Morgan Stanley Capital International in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. New York City time). The AMEX also disseminates during its trading day an indicative optimized portfolio value ("IOPV") for each WEBS Index Series.

                          DIVIDENDS AND DISTRIBUTIONS

    The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends and Capital Gains Distributions."

    Dividends from net investment income are declared and paid at least annually by each WEBS Index Series. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for certain WEBS Index Series to improve tracking error or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each WEBS Index Series, net of expenses of such WEBS Index Series, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters."

    Dividends and other distributions on WEBS are distributed, as described below, on a pro rata basis to Beneficial Owners of such WEBS. Dividend payments are made through DTC and the Authorized Participants to Beneficial Owners then of record with proceeds received from the Fund.

    The Fund makes additional distributions to the minimum extent necessary (i) to distribute the entire annual investment company taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Fund reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each WEBS Index Series as a RIC or to avoid imposition of income or excise taxes on undistributed income.

                                     TAXES

    The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Capital Gains Distributions" and "Tax Matters."

    The Fund on behalf of each WEBS Index Series has the right to reject an order for a purchase of WEBS if the purchaser (or group of purchasers) would, upon obtaining the WEBS so ordered, own 80% or more of the outstanding WEBS of a given WEBS Index Series and if, pursuant to section 351 of the Internal Revenue Code, the respective WEBS Index Series would have a basis in the securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of WEBS in Creation Units."

    Each WEBS Index Series intends to qualify for and to elect treatment as a separate regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(4)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies); and (3) the company must derive less than 30 percent of its annual gross income from the sale or other disposition, after a holding period of less than three months, of (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or (iii) foreign currencies (including options, futures and forward contracts on foreign currencies) not directly related to the company's principal business of investing in stock or securities (or options and futures with respect to stocks and securities).

    Each WEBS Index Series may be subject to foreign income taxes withheld at source. Each WEBS Index Series will elect to "pass through" to its investors the amount of foreign income taxes paid by the WEBS Index Series, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the WEBS Index Series' foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the WEBS Index Series' foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the WEBS Index Series and (ii) the portion of any dividend paid by the WEBS Index Series which represents income derived from foreign sources; the WEBS Index Series' gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the WEBS Index Series will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the WEBS Index Series' foreign income taxes.

    If any WEBS Index Series owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the WEBS Index Series will be subject to one of the following special tax regimes: (i) the WEBS Index Series is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the WEBS Index Series as a dividend to its shareholders; (ii) if the WEBS Index Series were able and elected to treat a passive foreign investment company as a "qualified electing fund," the WEBS Index Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the WEBS Index Series' pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the WEBS Index Series or (iii) under certain proposed regulations not yet effective, the WEBS Index Series would be entitled to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

    A WEBS Index Series will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. Each WEBS Index Series intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.

    An investor in a WEBS Index Series that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to significant adverse U.S. tax consequences. For example, dividends paid out of a WEBS Index Series' investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in a WEBS Index Series.

    The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Fund should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

                     CAPITAL STOCK AND SHAREHOLDER REPORTS

    The Fund currently is comprised of seventeen series of shares of common stock, par value $.001 per share, referred to herein as WEBS: the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series, and the United Kingdom WEBS Index Series. Each WEBS Index Series has been issued a separate class of capital stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series.

    Each WEBS issued by the Fund has a pro rata interest in the assets of the corresponding WEBS Index Series. The Fund is currently authorized to issue 6 billion shares of common stock. The following number of shares is currently authorized for each WEBS Index Series: the Australia WEBS Index Series, 127.8 million shares; the Austria WEBS Index Series, 19.8 million shares; the Belgium

WEBS Index Series, 136.2 million shares; the Canada WEBS Index Series, 340.2 million shares; the France WEBS Index Series, 340.2 million shares; the Germany WEBS Index Series, 382.2 million shares; the Hong Kong WEBS Index Series, 191.4 million shares; the Italy WEBS Index Series, 63.6 million shares; the Japan WEBS Index Series, 2,124.6 million shares; the Malaysia WEBS Index Series, 127.8 million shares; the Mexico (Free) WEBS Index Series, 255 million shares; the Netherlands WEBS Index Series, 255 million shares, the Singapore (Free) WEBS Index Series, 191.4 million shares; the Spain WEBS Index Series, 127.8 million shares; the Sweden WEBS Index Series, 63.6 million shares; the Switzerland WEBS Index Series, 318.625 million shares; and the United Kingdom WEBS Index Series,
934.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant WEBS Index Series, and in the net distributable assets of such WEBS Index Series on liquidation. Shareholders are entitled to require the Fund to redeem Creation Units of their shares.

    Each WEBS has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular WEBS Index Series it will be voted on only by that WEBS Index Series and if a matter affects a particular WEBS Index Series differently from other WEBS Index Series, that WEBS Index Series will vote separately on such matter. Under Maryland law, the Fund is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Fund is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Fund (regardless of WEBS Index Series) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Fund may be removed by vote of the stockholders.

    As of November 29, 1996, the name, address and percentage of ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of each WEBS Index Series were as follows: Brown Brothers Harriman & Co. 63 Wall Street, 8th Floor, New York, NY 10005, Australia WEBS Index Series, 5.77%, Hong Kong WEBS Index Series, 5.11%, Italy WEBS Index Series, 7.67%, Switzerland WEBS Index Series, 5.48%, United Kingdom WEBS Index Series, 5.83%; Morgan Stanley & Co., Incorporated, One Pierrepont Plaza, 7th Floor, Brooklyn, NY 11201, Australia WEBS Index Series, 18.34%, Austria WEBS Index Series, 60.34%, Belgium WEBS Index Series, 11.50%, Canada WEBS Index Series, 7.59%, France WEBS Index Series, 32.54%, Hong Kong WEBS Index Series, 21.22%, Italy WEBS Index Series, 15.30%, Japan WEBS Index Series 23.07%, Malaysia WEBS Index Series, 9.82%, Netherlands WEBS Index Series 19.51%, Spain WEBS Index Series, 34.26%, Sweden WEBS Index Series, 22.81%, United Kingdom WEBS Index Series, 20.28%; Lehman Brothers, Inc., c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, NY 11717, Japan WEBS Index Series, 9.87%; Merrill Lynch, Pierce, Fenner & Smith, Inc., 4 Corporate Place, Corporate Park 287, Piscataway, NJ 08855, Germany WEBS Index Series, 32.77%, Switzerland WEBS Index Series, 24.55%; Schwab (Charles) & Co., Inc., 101 Montgomery, 10th Floor, 333-9, San Francisco, CA 94104, Belgium WEBS Index Series, 13.83%, Hong Kong WEBS Index Series, 7.08%, Singapore (Free) WEBS Index Series, 5.75%; Paine, Webber, Inc., 1000 Harbor Blvd. Weehauken, NJ 07087, Australia WEBS Index Series, 5.74%, Austria WEBS Index Series, 5.05%, France WEBS Index Series, 8.79%, Germany WEBS Index Series, 15.71%, Hong Kong WEBS Index Series, 8.58%, Malaysia WEBS Index Series, 7.21%, Mexico (Free) WEBS Index Series, 18.57%, Netherlands WEBS Index Series, 5.01%, Singapore (Free) WEBS Index Series, 9.22%, Sweden WEBS Index Series, 17.73%; Bear Stearns Securities Corp., One Metrotech Center North, Brooklyn, NY 11201, Hong Kong WEBS Index Series, 7.93%, Italy WEBS Index Series, 27.06%; Smith Barney, Inc., 333 W. 34th Street, New York, NY 10001, Austria WEBS Index Series, 8.12%, Belgium WEBS Index Series, 20.24%, Italy WEBS Index Series, 8.65%, Japan WEBS Index Series, 11.11%, Malaysia WEBS Index Series, 25.83%, Singapore (Free) WEBS Index Series, 5.72%, Spain WEBS Index Series, 20.83%; Spear, Leeds & Kellog, 120 Broadway, New York, NY 10271, Belgium WEBS Index Series, 15.85%, Mexico (Free) WEBS Index Series, 12.36%, Netherlands WEBS

Index Series, 30.46%, Sweden WEBS Index Series, 23.58%, Switzerland WEBS Index Series, 7.68%, United Kingdom WEBS Index Series, 14.91%; Chase Manhattan Bank
(The), One Chase Manhattan Plaza, 3B - Proxy Department, New York, NY 10081, Italy WEBS Index Series, 5.82%, Switzerland WEBS Index Series, 9.98%; Bankers Trust Company, c/o BT Services Tennessee Inc., Custody Services, 648 Grassmere Park Road, Nashville, TN 37211, Australia WEBS Index Series, 14.54%; Citibank, N.A., 111 Wall Street, 20th Floor, Zone 9, New York, NY 10043, Malaysia WEBS Index Series, 15.17%, Singapore (Free) WEBS Index Series, 6.79%; Citibank/Private Banking Division, 20 Exchange Place, Level C, New York, NY 10043, Germany WEBS Index Series 9.80%; Boston Safe Deposit & Trust Co., c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, NY 11717, Canada WEBS Index Series, 45.00%, Malaysia WEBS Index Series, 5.73%; SSB-Custodian, c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, NY 11717, Australia WEBS Index Series, 6.79%, Belgium WEBS Index Series, 7.37%, France WEBS Index Series, 10.27%, Germany WEBS Index Series, 10.80%, Hong Kong WEBS Index Series, 6.04%, Japan WEBS Index Series, 14.89%, Malaysia WEBS Index Series, 7.86%, Mexico (Free) WEBS Index Series, 29.57%, Netherlands WEBS Index Series, 8.39%, Singapore (Free) WEBS Index Series, 9.78%, Spain WEBS Index Series, 10.18%, Sweden WEBS Index Series, 8.60%, Switzerland WEBS Index Series, 12.75%, United Kingdom WEBS Index Series, 30.80%; PNC Bank, N.A./Super Philadelphia, 400 Bellevue Parkway, Wilmington, DE 19809, Singapore (Free) WEBS Index Series, 11.11%; Wells Fargo Bank, NA, 464 California St., San Francisco, CA 94104, Belgium WEBS Index Series, 6.88%, France WEBS Index Series, 13.92%, Hong Kong WEBS Index Series, 5.08%, Netherlands WEBS Index Series, 7.56%, Spain WEBS Index Series, 7.54%, Switzerland WEBS Index Series, 8.43%, United Kingdom WEBS Index Series, 11.64%; Investors Bank and Trust Co., One Lincoln Plaza, Boston, MA 02205, Canada WEBS Index Series, 30.88%, Hong Kong WEBS Index Series, 10.82%; Bank of New York (Smith), One Wall Street, New York, NY 10286, France WEBS Index Series, 13.00%; Northern Trust Co., 801 S. Canal Street, Chicago, IL 60607, Mexico (Free) WEBS Index Series, 10.43%; National Financial Services Corporation, 1 World Financial Center, Tower A, New York, NY 10281, Singapore (Free) WEBS Index Series, 5.40%; and Merrill Lynch, Pierce, Fenner & Smith Safekeeping, 4 Corporate Place, Corporate Park 287, 2nd Floor, Piscataway, NJ 08855, Australia WEBS Index Series, 20.42%. The Fund does not have information concerning the beneficial ownership of the WEBS held in the names of such DTC Participants.

    The Fund issues through the Authorized Participants to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Fund's Directors and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Fund's distributions.

    Stockholder inquiries may be made by writing to the Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

                            PERFORMANCE INFORMATION

    The performance of the WEBS Index Series may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

    Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in a WEBS Index Series over periods of 1, 5 and 10 years (or the life of a WEBS Index Series, if shorter). Such total return figures will reflect the deduction of a proportional share of such WEBS Index Series' expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

    Total return is calculated according to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period).

    Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in a WEBS Index Series on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of WEBS and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

    The yield of a WEBS Index Series is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(a-b/cd + 1) -1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period).

    Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in a WEBS Index Series during the particular time period on which the calculations are based. Such quotations for a WEBS Index Series will vary based on changes in market conditions and the level of such WEBS Index Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable; total returns and yields would, of course, be lower if such charges were taken into account.

                        COUNSEL AND INDEPENDENT AUDITORS

    Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, are counsel to the Fund and have passed upon the validity of the Fund's shares.

    Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serve as the independent auditors of the Fund.

                              FINANCIAL STATEMENTS

    The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996 (the "1996 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1996 Annual Report are incorporated by reference herein. The financial statements included in the 1996 Annual Report have been audited by the Fund's independent auditors, Ernst & Young LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1996 Annual Report may be obtained at no charge by telephoning the Distributor at 1-800-810-WEBS (9327).

                             EDUCATIONAL MATERIALS

    Attached as Appendix C to this Statement of Additional Information are certain supplemental educational materials concerning WEBS.

                                                                    APPENDIX A-1

                  MSCI AUSTRALIA INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
BROKEN HILL PROP CO                                 Energy                 26,137         15.98%
NATIONAL AUSTRALIA BANK                            Finance                 16,169          9.89%
NEWS CORP                                          Services                11,399          6.97%
WESTPAC BANKING                                    Finance                 10,317          6.31%
COCA-COLA AMATIL                                Consumer Goods              7,473          4.57%
WMC                                               Materials                 6,997          4.28%
CRA                                               Materials                 5,147          3.15%
NEWS CORP PLVO                                     Services                 5,025          3.07%
LEND LEASE                                         Finance                  4,130          2.53%
COLES MYER                                         Services                 3,955          2.42%
AMCOR                                             Materials                 3,937          2.41%
BRAMBLES INDUSTRIES                                Services                 3,669          2.24%
FOSTERS BREWING GROUP                           Consumer Goods              3,578          2.19%
CSR                                               Materials                 3,293          2.01%
ICI AUSTRALIA                                     Materials                 2,915          1.78%
BORAL                                             Materials                 2,809          1.72%
PIONEER INTERNATIONAL                             Materials                 2,365          1.45%
PACIFIC DUNLOP                                  Multi-Industry              2,272          1.39%
GENERAL PROPERTY TRUST                             Finance                  2,158          1.32%
WESTFIELD TRUST                                    Finance                  2,156          1.32%
SANTOS                                              Energy                  2,148          1.31%
MIM HOLDINGS                                      Materials                 2,106          1.29%
NORMANDY MINING                                      Gold                   2,088          1.28%
NORTH                                             Materials                 1,997          1.22%
SOUTHCORP HOLDINGS                              Multi-Industry              1,764          1.08%
AUSTRALIAN GAS LIGHT CO                             Energy                  1,594          0.97%
GIO AUSTRALIA HLDGS                                Finance                  1,532          0.94%
QBE INSURANCE GROUP                                Finance                  1,503          0.92%
GOODMAN FIELDER                                 Consumer Goods              1,439          0.88%
SMITH (HOWARD)                                  Multi-Industry              1,435          0.88%
TABCORP HOLDINGS                                   Services                 1,424          0.87%
LEIGHTON HOLDINGS                             Capital Equipment             1,183          0.72%
TNT                                                Services                 1,128          0.69%
CROWN                                              Services                 1,083          0.66%
HARDIE (JAMES) IND                                Materials                 1,028          0.63%
RGC                                               Materials                   940          0.57%
QCT RESOURCES                                       Energy                    901          0.55%
PLUTONIC RESOURCES                                   Gold                     891          0.54%
BURNS, PHILP & CO                               Consumer Goods                829          0.51%
FAULDING (F.H.) & CO                            Consumer Goods                828          0.51%
NEWCREST MINING                                      Gold                     819          0.50%
STOCKLAND TRUST                                    Finance                    803          0.49%
EMAIL                                           Consumer Goods                800          0.49%
ROTHMANS (AUSTRALIA)                            Consumer Goods                783          0.48%
SYDNEY HBR CASINO PREF                             Services                   782          0.48%
GREAT CENTRAL MINES                                  Gold                     772          0.47%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
AUSTRALIAN NATIONAL IND                           Materials                   760          0.46%
SCHRODERS PROPERTY FUND                            Finance                    745          0.46%
SONS OF GWALIA                                       Gold                     660          0.40%
FUTURIS CORP                                  Capital Equipment               532          0.32%
JONES (DAVID)                                      Services                   526          0.32%
ASHTON MINING                                     Materials                   433          0.26%
METAL MANUFACTURES                            Capital Equipment               427          0.26%
RESOLUTE SAMANTHA                                    Gold                     400          0.24%
DELTA GOLD                                           Gold                     392          0.24%
ABERFOYLE                                         Materials                   198          0.12%

                                                                    APPENDIX A-2

                   MSCI AUSTRIA INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
BANK AUSTRIA STAMM                                 Finance                  4,133         18.05%
OMV AG                                              Energy                  2,645         11.55%
VERBUND OESTERR ELEK A                              Energy                  2,147          9.38%
EA-GENERALI STAMM                                  Finance                  2,104          9.19%
VA TECHNOLOGIE                                Capital Equipment             2,099          9.16%
CREDITANSTALT STAMM                                Finance                  1,958          8.55%
WIENERBERGER BAUSTOFF                             Materials                 1,287          5.62%
FLUGHAFEN WIEN                                     Services                 1,036          4.52%
BOEHLER-UDDEHOLM                                  Materials                   823          3.59%
CREDITANSTALT VORZUG                               Finance                    739          3.23%
BBAG OESTERR BRAU STAMM                         Consumer Goods                628          2.74%
MAYR-MELNHOF KARTON                               Materials                   589          2.57%
RADEX-HERAKLITH INDUSTR.                          Materials                   399          1.74%
AUSTRIAN AIRLINES                                  Services                   376          1.64%
BANK AUSTRIA VORZUG                                Finance                    297          1.30%
BAU HOLDING STAMM                             Capital Equipment               267          1.17%
BANK AUSTRIA PART                                  Finance                    257          1.12%
LENZING                                           Materials                   240          1.05%
AUSTRIA MIKRO SYSTEME                         Capital Equipment               191          0.83%
UNIVERSALE-BAU                                Capital Equipment               190          0.83%
BWT STAMM                                     Capital Equipment               188          0.82%
STEYR-DAIMLER-PUCH                            Capital Equipment               141          0.62%
EA-GENERALI VORZUG                                 Finance                     88          0.38%
BAU HOLDING VORZUG                            Capital Equipment                81          0.35%

                                                                    APPENDIX A-3

                   MSCI BELGIUM INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
ELECTRABEL                                          Energy                 12,628         19.07%
PETROFINA                                           Energy                  7,149         10.80%
TRACTEBEL                                       Multi-Industry              6,628         10.01%
GENERALE BANQUE GROUPE                             Finance                  5,762          8.70%
FORTIS AG                                          Finance                  5,383          8.13%
SOLVAY                                            Materials                 5,001          7.55%
KREDIETBANK                                        Finance                  4,190          6.33%
ROYALE BELGE                                       Finance                  3,257          4.92%
GROUPE BRUXELLES LAMBERT                        Multi-Industry              2,921          4.41%
DELHAIZE-LE LION                                   Services                 2,893          4.37%
BARCO                                         Capital Equipment             1,999          3.02%
BEKAERT                                       Capital Equipment             1,818          2.75%
CBR (CIMENTERIES)                                 Materials                 1,783          2.69%
UNION MINIERE                                     Materials                 1,765          2.67%
GEVAERT                                         Multi-Industry              1,740          2.63%
GLAVERBEL (GROUPE)                                Materials                   728          1.10%
KREDIETBANK VVPR                                   Finance                    561          0.85%

                                                                    APPENDIX A-4

                    MSCI CANADA INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
NORTHERN TELECOM                              Capital Equipment            16,822          6.71%
BCE INC                                            Services                14,557          5.80%
SEAGRAM CO                                      Consumer Goods             13,952          5.56%
THOMSON CORP                                       Services                12,056          4.81%
ROYAL BANK OF CANADA                               Finance                 10,378          4.14%
BARRICK GOLD CORP                                    Gold                   9,747          3.89%
CANADIAN PACIFIC                                Multi-Industry              8,786          3.50%
CANADIAN IMPERIAL BANK                             Finance                  8,537          3.40%
BANK MONTREAL                                      Finance                  7,833          3.12%
BANK NOVA SCOTIA                                   Finance                  7,446          2.97%
ALCAN ALUMINIUM                                   Materials                 7,423          2.96%
IMPERIAL OIL                                        Energy                  7,055          2.81%
PLACER DOME                                          Gold                   5,741          2.29%
NORANDA INC                                       Materials                 5,577          2.22%
NEWBRIDGE NETWORKS CORP                       Capital Equipment             5,400          2.15%
IMASCO                                          Multi-Industry              5,386          2.15%
INCO COMMON                                       Materials                 5,249          2.09%
NOVA CORP                                           Energy                  4,091          1.63%
BOMBARDIER B                                  Capital Equipment             3,984          1.59%
RENAISSANCE ENERGY                                  Energy                  3,612          1.44%
TRANSCANADA PIPELINES                               Energy                  3,559          1.42%
MAGNA INTERNATIONAL A                         Capital Equipment             3,493          1.39%
TALISMAN ENERGY                                     Energy                  3,390          1.35%
POTASH CORP SASKATCHEWAN                          Materials                 3,224          1.29%
LAIDLAW B                                          Services                 3,126          1.25%
CAMECO CORP                                       Materials                 2,412          0.96%
CANADIAN NAT RESOURCES                              Energy                  2,399          0.96%
CANADIAN OCCIDENTAL                                 Energy                  2,396          0.96%
ALBERTA ENERGY CO                                   Energy                  2,378          0.95%
LOEWEN GROUP                                       Services                 2,330          0.93%
DUPONT CANADA                                     Materials                 2,311          0.92%
TELUS CORP                                         Services                 2,243          0.89%
BRASCAN A                                       Multi-Industry              2,194          0.87%
SUNCOR                                              Energy                  2,112          0.84%
WESTON (GEORGE)                                    Services                 2,061          0.82%
TECK CORP B                                       Materials                 2,038          0.81%
MOORE CORP                                         Services                 2,013          0.80%
TRANSALTA CORP                                      Energy                  2,012          0.80%
NORCEN ENERGY RESOURCES                             Energy                  1,993          0.79%
POWER CORP OF CANADA                               Finance                  1,990          0.79%
COMINCO                                           Materials                 1,981          0.79%
IPL ENERGY                                          Energy                  1,943          0.77%
MACMILLAN BLOEDEL                                 Materials                 1,743          0.69%
GULF CANADA RESOURCES                               Energy                  1,687          0.67%
WESTCOAST ENERGY                                    Energy                  1,654          0.66%
NATIONAL BANK OF CANADA                            Finance                  1,620          0.65%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
DOFASCO                                           Materials                 1,520          0.61%
ROGERS COMMUNICATIONS B                            Services                 1,433          0.57%
BOMBARDIER A                                  Capital Equipment             1,430          0.57%
ANDERSON EXPLORATION                                Energy                  1,408          0.56%
CANADIAN TIRE CORP A                               Services                 1,254          0.50%
RIO ALGOM                                         Materials                 1,165          0.46%
QUEBECOR B                                         Services                 1,125          0.45%
AVENOR                                            Materials                 1,122          0.45%
DOMTAR                                            Materials                 1,112          0.44%
ECHO BAY MINES                                       Gold                   1,091          0.43%
SOUTHAM                                            Services                 1,054          0.42%
VIRIDIAN                                          Materials                   945          0.38%
EXTENDICARE MV                                  Multi-Industry                939          0.37%
CAE                                           Capital Equipment               914          0.36%
MOLSON COS A                                    Consumer Goods                890          0.35%
CAMBIOR                                              Gold                     834          0.33%
RANGER OIL                                          Energy                    737          0.29%
INCO VBN                                          Materials                   656          0.26%
STELCO A                                          Materials                   615          0.25%
AIR CANADA COMMON                                  Services                   590          0.24%
LAIDLAW A                                          Services                   558          0.22%
OSHAWA GROUP A                                     Services                   550          0.22%
AGNICO-EAGLE MINES                                   Gold                     521          0.21%
CO-STEEL                                          Materials                   500          0.20%
REPAP ENTERPRISES                                 Materials                   488          0.19%
COTT CORP                                       Consumer Goods                440          0.18%
PROVIGO                                            Services                   428          0.17%
COREL CORP                                         Services                   424          0.17%
NUMAC ENERGY                                        Energy                    421          0.17%
PEGASUS GOLD                                         Gold                     412          0.16%
CCL INDUSTRIES B                                  Materials                   361          0.14%
INT'L FOREST PRODUCTS A                           Materials                   276          0.11%
DOMINION TEXTILE                                Consumer Goods                249          0.10%
SPAR AEROSPACE                                Capital Equipment               134          0.05%
TELE-METROPOLE B                                   Services                   108          0.04%
INTER-CITY PRODUCTS CORP                      Capital Equipment               105          0.04%
NOMA INDUSTRIES A                             Capital Equipment                97          0.04%

                                                                    APPENDIX A-5

                    MSCI FRANCE INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
LOREAL                                          Consumer Goods             22,910          6.16%
ELF AQUITAINE                                       Energy                 21,840          5.87%
CARREFOUR                                          Services                21,361          5.74%
LVMH                                            Consumer Goods             20,028          5.38%
TOTAL SA                                            Energy                 18,925          5.08%
GENERALE EAUX (CIE)                                Services                14,666          3.94%
ALCATEL ALSTHOM                               Capital Equipment            13,809          3.71%
AXA                                                Finance                 12,071          3.24%
SAINT-GOBAIN                                      Materials                11,659          3.13%
AIR LIQUIDE                                       Materials                11,281          3.03%
DANONE (GROUPE)                                 Consumer Goods              9,953          2.67%
SOCIETE GENERALE                                   Finance                  9,884          2.66%
RHONE-POULENC ORD A                               Materials                 9,735          2.62%
SANOFI                                          Consumer Goods              9,487          2.55%
PINAULT-PRINT.-REDOUTE                             Services                 8,452          2.27%
PARIBAS(CIE FINANCIERE)A                           Finance                  7,985          2.15%
BNP BANQUE NTLE PARIS                              Finance                  7,768          2.09%
UAP (COMPAGNIE)                                    Finance                  7,047          1.89%
SUEZ (COMPAGNIE DE)                                Finance                  7,046          1.89%
SCHNEIDER                                     Capital Equipment             6,599          1.77%
CANAL +                                            Services                 6,170          1.66%
LAFARGE (FRANCE)                                  Materials                 5,668          1.52%
MICHELIN B                                    Capital Equipment             5,595          1.50%
LYONNAISE DES EAUX                                 Services                 5,234          1.41%
PEUGEOT SA                                      Consumer Goods              5,229          1.40%
PROMODES                                           Services                 5,172          1.39%
LEGRAND                                       Capital Equipment             4,833          1.30%
HAVAS                                              Services                 4,220          1.13%
VALEO                                         Capital Equipment             4,195          1.13%
ACCOR                                              Services                 4,157          1.12%
BIC                                             Consumer Goods              4,151          1.12%
ERIDANIA BEGHIN-SAY                             Consumer Goods              4,141          1.11%
THOMSON-CSF                                   Capital Equipment             3,733          1.00%
USINOR SACILOR                                    Materials                 3,611          0.97%
SODEXHO                                            Services                 3,407          0.92%
LAGARDERE                                       Multi-Industry              3,067          0.82%
PERNOD RICARD                                   Consumer Goods              3,047          0.82%
CASINO ORD                                         Services                 2,799          0.75%
COMPAGNIE BANCAIRE                                 Finance                  2,784          0.75%
SAGEM                                         Capital Equipment             2,483          0.67%
COMPTOIRS MODERNES                                 Services                 2,473          0.66%
ESSILOR INTERNATIONAL                           Consumer Goods              2,438          0.66%
BOUYGUES                                      Capital Equipment             2,352          0.63%
IMETAL                                            Materials                 2,317          0.62%
SEITA                                           Consumer Goods              2,086          0.56%
PRIMAGAZ                                            Energy                  2,086          0.56%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
PATHE                                              Services                 2,071          0.56%
SAINT LOUIS                                     Multi-Industry              2,044          0.55%
SIDEL                                         Capital Equipment             1,847          0.50%
EURAFRANCE                                         Finance                  1,597          0.43%
TECHNIP                                       Capital Equipment             1,403          0.38%
SALOMON SA                                      Consumer Goods              1,384          0.37%
SIMCO                                              Finance                  1,309          0.35%
SEFIMEG                                            Finance                  1,226          0.33%
UNIBAIL                                            Finance                    938          0.25%
CLUB MEDITERRANEE                                  Services                   865          0.23%
BONGRAIN                                        Consumer Goods                858          0.23%
CPR(CIE PARIS.REESCOMPTE                           Finance                    833          0.22%
CREDIT NATIONAL                                    Finance                    770          0.21%
GTM-ENTREPOSE                                 Capital Equipment               711          0.19%
UNION IMMOBILIERE FRANCE                           Finance                    647          0.17%
SOMMER-ALLIBERT                               Capital Equipment               598          0.16%
CASINO ADP                                         Services                   564          0.15%
MOULINEX                                        Consumer Goods                542          0.15%
EUROPE 1                                           Services                   358          0.10%
NORD-EST                                          Materials                   355          0.10%
SKIS ROSSIGNOL                                  Consumer Goods                339          0.09%
CHARGEURS INTERNATIONAL                         Consumer Goods                333          0.09%
GENERALE GEOPHYSIQUE                          Capital Equipment               275          0.07%
DMC DOLLFUS MIEG & CIE                          Consumer Goods                186          0.05%
FINEXTEL                                           Finance                    181          0.05%

                                                                    APPENDIX A-6

                   MSCI GERMANY INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
ALLIANZ HOLDING                                    Finance                 40,645         10.12%
DAIMLER-BENZ                                    Consumer Goods             30,180          7.51%
SIEMENS STAMM                                 Capital Equipment            28,953          7.21%
BAYER                                             Materials                26,675          6.64%
VEBA                                                Energy                 26,058          6.49%
DEUTSCHE BANK                                      Finance                 23,163          5.77%
BASF                                              Materials                19,504          4.86%
MUENCHENER RUECK NAM                               Finance                 19,074          4.75%
MANNESMANN                                    Capital Equipment            14,263          3.55%
RWE STAMM                                           Energy                 13,905          3.46%
DRESDNER BANK                                      Finance                 11,913          2.97%
VOLKSWAGEN STAMM                                Consumer Goods             10,934          2.72%
BAYER VEREINSBANK STAMM                            Finance                  9,939          2.47%
VIAG                                                Energy                  9,739          2.42%
SAP STAMM                                          Services                 8,263          2.06%
BAYER HYPOTHEKEN BANK                              Finance                  7,534          1.88%
METRO STAMM                                        Services                 7,440          1.85%
RWE VORZUG                                          Energy                  7,358          1.83%
MERCK KGAA                                      Consumer Goods              6,322          1.57%
SAP VORZUG                                         Services                 5,702          1.42%
THYSSEN                                           Materials                 5,606          1.40%
SCHERING                                        Consumer Goods              5,503          1.37%
LINDE                                         Capital Equipment             5,208          1.30%
LUFTHANSA                                          Services                 4,993          1.24%
BEIERSDORF                                      Consumer Goods              4,241          1.06%
ADIDAS                                          Consumer Goods              3,890          0.97%
PREUSSAG                                        Multi-Industry              3,670          0.91%
AACHEN & MUNCH BET NAMEN                           Finance                  3,648          0.91%
DEGUSSA                                           Materials                 3,368          0.84%
HEIDELBERGER ZEMENT STAM                          Materials                 3,257          0.81%
KARSTADT                                           Services                 3,066          0.76%
HOCHTIEF                                      Capital Equipment             2,873          0.72%
MAN STAMM                                     Capital Equipment             2,686          0.67%
SGL CARBON                                        Materials                 2,359          0.59%
VOLKSWAGEN VORZUG                               Consumer Goods              1,984          0.49%
CKAG COLONIA KONZ STAMM                            Finance                  1,959          0.49%
CONTINENTAL                                   Capital Equipment             1,645          0.41%
BILFINGER + BERGER                            Capital Equipment             1,458          0.36%
DOUGLAS HOLDING                                    Services                 1,345          0.33%
BUDERUS                                           Materials                 1,149          0.29%
PWA PAPIERWERKE WALDHOF                           Materials                 1,017          0.25%
MAN VORZUG                                    Capital Equipment               866          0.22%
GROHE (FRIEDRICH) VORZUG                          Materials                   835          0.21%
FAG KUGELFISCHER                              Capital Equipment               824          0.21%
AACHEN & MUNCH BET INH                             Finance                    646          0.16%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
MUENCHENER RUECK INH                               Finance                    585          0.15%
AGIV AG IND & VERKEHR                           Multi-Industry                582          0.14%
METRO VORZUG I                                     Services                   480          0.12%
IWKA                                          Capital Equipment               478          0.12%
DYCKERHOFF STAMM                                  Materials                   460          0.11%
BRAU & BRUNNEN                                  Consumer Goods                368          0.09%
DYCKERHOFF VORZUG                                 Materials                   345          0.09%
CKAG COLONIA KONZ VORZUG                           Finance                    306          0.08%
KLOECKNER-HUMBOLDT-DEUTZ                      Capital Equipment               286          0.07%
HOLSTEN-BRAUEREI                                Consumer Goods                258          0.06%
HERLITZ STAMM                                      Services                   234          0.06%
RHEINMETALL BERLIN STAMM                      Capital Equipment               231          0.06%
SALAMANDER                                      Consumer Goods                207          0.05%
HERLITZ VORZUG                                     Services                   192          0.05%
STRABAG STAMM                                 Capital Equipment               188          0.05%
DIDIER-WERKE                                  Capital Equipment               186          0.05%
ESCADA STAMM                                    Consumer Goods                135          0.03%
RHEINMETALL BERLIN VZG                        Capital Equipment               122          0.03%
ESCADA VORZUG                                   Consumer Goods                117          0.03%
METRO VORZUG II                                    Services                    94          0.02%
DLW                                               Materials                    90          0.02%
STRABAG VORZUG                                Capital Equipment                21          0.00%

                                                                    APPENDIX A-7

                  MSCI HONG KONG INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
SUN HUNG KAI PROPERTIES                            Finance                 27,195         13.56%
HUTCHISON WHAMPOA                               Multi-Industry             25,256         12.59%
HANG SENG BANK                                     Finance                 22,919         11.43%
HONGKONG TELECOM                                   Services                20,303         10.12%
CHEUNG KONG HOLDINGS                               Finance                 18,423          9.19%
SWIRE PACIFIC A                                 Multi-Industry             13,993          6.98%
NEW WORLD DEVELOPMENT                              Finance                 10,248          5.11%
WHARF HOLDINGS                                     Finance                  9,310          4.64%
CHINA LIGHT & POWER CO                              Energy                  9,242          4.61%
CATHAY PACIFIC AIRWAYS                             Services                 5,379          2.68%
HONGKONG CHINA GAS                                  Energy                  5,257          2.62%
BANK EAST ASIA                                     Finance                  4,276          2.13%
HYSAN DEVELOPMENT                                  Finance                  3,300          1.65%
HOPEWELL HOLDINGS                                  Finance                  2,946          1.47%
HANG LUNG DEVELOPMENT CO                           Finance                  2,668          1.33%
SHANGRI-LA ASIA                                    Services                 2,259          1.13%
HONGKONG SHANGHAI HOTEL                            Services                 1,981          0.99%
CHINESE ESTATES HOLDINGS                           Finance                  1,737          0.87%
SOUTH CHINA MORNING POST                           Services                 1,478          0.74%
TELEVISION BROADCASTS                              Services                 1,472          0.73%
WING LUNG BANK                                     Finance                  1,201          0.60%
MIRAMAR HOTEL & INVEST.                            Finance                  1,120          0.56%
PEREGRINE INVESTMENTS                              Finance                  1,016          0.51%
SHUN TAK HOLDINGS                                  Services                   968          0.48%
DICKSON CONCEPTS INT'L                             Services                   895          0.45%
REGAL HOTELS INT'L                                 Services                   853          0.43%
JOHNSON ELECTRIC HLDGS                        Capital Equipment               833          0.42%
ORIENTAL PRESS GROUP                               Services                   771          0.38%
GIORDANO INTERNATIONAL                             Services                   715          0.36%
TAI CHEUNG HOLDINGS                                Finance                    503          0.25%
HONGKONG AIRCRAFT HAECO                       Capital Equipment               472          0.24%
LAI SUN GARMENT INT'L                              Finance                    384          0.19%
KUMAGAI GUMI (HK)                             Capital Equipment               347          0.17%
STELUX HOLDINGS INT'L                           Multi-Industry                205          0.10%
ELEC & ELTEK INT'L HLDGS                      Capital Equipment               182          0.09%
WINSOR PPTYS(NOT LISTED)                           Finance                    178          0.09%
PLAYMATES TOYS HOLDINGS                         Consumer Goods                169          0.08%
WINSOR INDUSTRIAL CORP                          Consumer Goods                 60          0.03%
APPLIED INT'L HOLDINGS                        Capital Equipment                43          0.02%

                                                                    APPENDIX A-8

                    MSCI ITALY INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
ENI                                                 Energy                 22,967         15.62%
ASSICURAZIONI GENERALI                             Finance                 17,022         11.58%
TELECOM ITALIA ORD                                 Services                14,851         10.10%
TIM ORD (TELECOM IT MOB.                           Services                13,695          9.32%
FIAT ORD                                        Consumer Goods              8,729          5.94%
INA                                                Finance                  5,542          3.77%
MEDIASET                                           Services                 5,411          3.68%
SAN PAOLO DI TORINO ORD                            Finance                  4,845          3.30%
IMI ISTITUTO MOBILIARE                             Finance                  4,755          3.23%
EDISON ORD                                          Energy                  3,780          2.57%
RAS ORD                                            Finance                  3,123          2.12%
BANCA COMMERCIALE ORD                              Finance                  3,093          2.10%
TELECOM ITALIA RNC                                 Services                 2,964          2.02%
PIRELLI SPA ORD                               Capital Equipment             2,610          1.78%
MONTEDISON ORD                                  Multi-Industry              2,591          1.76%
MEDIOBANCA                                         Finance                  2,506          1.70%
ITALGAS                                             Energy                  2,449          1.67%
CREDITO ITALIANO ORD                               Finance                  2,293          1.56%
PARMALAT FINANZIARIA                            Consumer Goods              2,119          1.44%
BENETTON GROUP                                  Consumer Goods              2,029          1.38%
TIM RNC (TELECOM IT MOB.                           Services                 1,795          1.22%
SIRTI                                         Capital Equipment             1,323          0.90%
FIAT PRIV                                       Consumer Goods              1,322          0.90%
BULGARI                                         Consumer Goods              1,255          0.85%
OLIVETTI ORD                                  Capital Equipment             1,055          0.72%
BANCA POPOLARE MILANO                              Finance                  1,036          0.70%
FIAT RNC                                        Consumer Goods              1,032          0.70%
BANCO AMBROSIANO VEN ORD                           Finance                  1,009          0.69%
SAI ORD                                            Finance                    968          0.66%
MONDADORI ORD                                      Services                   951          0.65%
RINASCENTE ORD                                     Services                   936          0.64%
ITALCEMENTI ORD                                   Materials                   864          0.59%
CARTIERE BURGO ORD                                Materials                   642          0.44%
RAS RNC                                            Finance                    628          0.43%
SNIA BPD ORD                                    Multi-Industry                507          0.34%
MONTEDISON RNC                                  Multi-Industry                457          0.31%
MAGNETI MARELLI ORD                           Capital Equipment               422          0.29%
FALCK ORD                                         Materials                   419          0.28%
BANCO AMBROSIANO VEN RNC                           Finance                    345          0.23%
IMPREGILO ORD                                 Capital Equipment               343          0.23%
LANE G.MARZOTTO ORD                             Consumer Goods                322          0.22%
SASIB ORD                                     Capital Equipment               269          0.18%
PREVIDENTE (LA)                                    Finance                    253          0.17%
DANIELI & CO ORD                              Capital Equipment               231          0.16%
ITALCEMENTI RNC                                   Materials                   226          0.15%
SAI RNC                                            Finance                    183          0.12%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
CEMENTIR                                          Materials                   140          0.10%
DANIELI & CO RNC                              Capital Equipment               115          0.08%
SASIB RNC                                     Capital Equipment               113          0.08%
PIRELLI SPA RNC                               Capital Equipment               102          0.07%
RINASCENTE RNC                                     Services                   100          0.07%
LANE G.MARZOTTO RISP                            Consumer Goods                 86          0.06%
SAFFA A ORD                                       Materials                    70          0.05%
RINASCENTE PRIV                                    Services                    67          0.05%
SNIA BPD RNC                                    Multi-Industry                 43          0.03%

                                                                    APPENDIX A-9

                    MSCI JAPAN INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
BANK TOKYO-MITSUBISHI                              Finance                 95,001          4.89%
TOYOTA MOTOR CORP                               Consumer Goods             89,280          4.59%
SUMITOMO BANK                                      Finance                 55,232          2.84%
FUJI BANK                                          Finance                 52,225          2.69%
INDUSTRIAL BANK OF JAPAN                           Finance                 50,684          2.61%
MATSUSHITA ELECT IND'L                          Consumer Goods             33,705          1.73%
SAKURA BANK                                        Finance                 32,976          1.70%
NOMURA SECURITIES CO                               Finance                 32,446          1.67%
TOKYO ELECTRIC POWER CO                             Energy                 31,044          1.60%
HITACHI                                       Capital Equipment            29,586          1.52%
MITSUBISHI HEAVY IND                          Capital Equipment            25,946          1.33%
TOKAI BANK                                         Finance                 24,128          1.24%
ASAHI BANK                                         Finance                 23,897          1.23%
HONDA MOTOR CO                                  Consumer Goods             23,300          1.20%
SONY CORP                                       Consumer Goods             22,476          1.16%
ITO-YOKADO CO                                      Services                20,740          1.07%
KANSAI ELECTRIC POWER CO                            Energy                 20,564          1.06%
NIPPON STEEL CORP                                 Materials                20,111          1.03%
MITSUBISHI TRUST                                   Finance                 19,236          0.99%
NISSAN MOTOR CO                                 Consumer Goods             19,023          0.98%
EAST JAPAN RAILWAY CO                              Services                18,393          0.95%
DENSO CORP (NIPPONDENSO)                      Capital Equipment            17,996          0.93%
MITSUBISHI CORP                                    Services                17,498          0.90%
SHARP CORP                                      Consumer Goods             17,049          0.88%
TOKIO MARINE & FIRE                                Finance                 17,031          0.88%
NEC CORP                                      Capital Equipment            16,864          0.87%
CANON INC                                     Capital Equipment            16,312          0.84%
MITSUBISHI ESTATE CO                               Finance                 16,220          0.83%
FUJITSU                                       Capital Equipment            16,189          0.83%
TAKEDA CHEMICAL IND                             Consumer Goods             15,014          0.77%
FUJI PHOTO FILM CO                              Consumer Goods             14,795          0.76%
DAIWA SECURITIES CO                                Finance                 14,540          0.75%
BRIDGESTONE CORP                              Capital Equipment            13,510          0.69%
DAI NIPPON PRINTING CO                             Services                12,727          0.65%
MITSUI & CO                                        Services                12,582          0.65%
MITSUBISHI ELECTRIC CORP                      Capital Equipment            12,440          0.64%
ASAHI GLASS CO                                    Materials                12,399          0.64%
KYOCERA CORP                                  Capital Equipment            12,344          0.63%
MITSUI TRUST & BANK CO                             Finance                 11,589          0.60%
SANKYO CO                                       Consumer Goods             11,155          0.57%
KIRIN BREWERY CO                                Consumer Goods             10,826          0.56%
KINKI NIPPON RAILWAY CO                            Services                10,756          0.55%
TOHOKU ELECTRIC POWER CO                            Energy                 10,213          0.53%
JAPAN AIRLINES CO                                  Services                10,166          0.52%
MITSUI FUDOSAN CO                                  Finance                 10,072          0.52%
KAWASAKI STEEL CORP                               Materials                10,034          0.52%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
SANYO ELECTRIC CO                               Consumer Goods              9,469          0.49%
JUSCO CO                                           Services                 9,459          0.49%
SUMITOMO ELECTRIC IND                         Capital Equipment             9,376          0.48%
SHIZUOKA BANK                                      Finance                  9,198          0.47%
ASAHI CHEMICAL IND CO                             Materials                 9,005          0.46%
MITSUBISHI CHEMICAL CORP                          Materials                 8,957          0.46%
NKK CORP                                          Materials                 8,860          0.46%
TOKYO GAS CO                                        Energy                  8,770          0.45%
NIPPON EXPRESS CO                                  Services                 8,737          0.45%
SUMITOMO METAL IND                                Materials                 8,656          0.45%
ITOCHU CORP                                        Services                 8,609          0.44%
SUMITOMO CORP                                      Services                 8,601          0.44%
TOPPAN PRINTING CO                                 Services                 8,546          0.44%
TORAY INDUSTRIES                                  Materials                 8,465          0.44%
BANK YOKOHAMA                                      Finance                  8,444          0.43%
KAJIMA CORP                                   Capital Equipment             8,274          0.43%
KOMATSU                                       Capital Equipment             8,132          0.42%
KUBOTA CORP                                   Capital Equipment             7,982          0.41%
OSAKA GAS CO                                        Energy                  7,824          0.40%
MURATA MANUFACTURING CO                       Capital Equipment             7,689          0.40%
FANUC                                         Capital Equipment             7,680          0.40%
OJI PAPER CO (NEW OJI                             Materials                 7,551          0.39%
SEKISUI HOUSE                                 Capital Equipment             7,471          0.38%
TOKYU CORP                                         Services                 7,387          0.38%
SHIMIZU CORP                                  Capital Equipment             7,141          0.37%
KAO CORP                                        Consumer Goods              7,080          0.36%
DAIWA HOUSE IND CO                            Capital Equipment             7,069          0.36%
NIPPON OIL CO                                       Energy                  7,029          0.36%
SUMITOMO CHEMICAL CO                              Materials                 6,929          0.36%
MARUBENI CORP                                      Services                 6,921          0.36%
AJINOMOTO CO                                    Consumer Goods              6,904          0.36%
SECOM CO                                           Services                 6,856          0.35%
ROHM CO                                       Capital Equipment             6,845          0.35%
MARUI CO                                           Services                 6,833          0.35%
TAISHO PHARMACEUTICAL CO                        Consumer Goods              6,811          0.35%
YAMAICHI SECURITIES CO                             Finance                  6,737          0.35%
YAMANOUCHI PHARM.                               Consumer Goods              6,587          0.34%
TOYO SEIKAN KAISHA                                Materials                 6,385          0.33%
KAWASAKI HEAVY IND                            Capital Equipment             6,353          0.33%
DAIEI                                              Services                 6,338          0.33%
TOSTEM CORP                                       Materials                 6,294          0.32%
TAISEI CORP                                   Capital Equipment             6,276          0.32%
SEKISUI CHEMICAL CO                               Materials                 6,163          0.32%
NIPPON YUSEN K.K                                   Services                 5,900          0.30%
SHIN-ETSU CHEMICAL CO                             Materials                 5,867          0.30%
CHIBA BANK                                         Finance                  5,854          0.30%
JOYO BANK                                          Finance                  5,848          0.30%
OBAYASHI CORP                                 Capital Equipment             5,752          0.30%
ACOM CO                                            Finance                  5,634          0.29%
YASUDA TRUST & BANK CO                             Finance                  5,385          0.28%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
NIPPON PAPER IND CO                               Materials                 5,354          0.28%
TOYODA AUTOMATIC LOOM                         Capital Equipment             5,233          0.27%
MITSUBISHI MATERIALS                              Materials                 5,046          0.26%
HITACHI ZOSEN CORP                            Capital Equipment             4,899          0.25%
EISAI CO                                        Consumer Goods              4,884          0.25%
SUMITOMO MARINE & FIRE                             Finance                  4,841          0.25%
TOBU RAILWAY CO                                    Services                 4,839          0.25%
MITSUI MARINE & FIRE                               Finance                  4,725          0.24%
SHISEIDO CO                                     Consumer Goods              4,685          0.24%
OMRON CORP                                    Capital Equipment             4,678          0.24%
GUNMA BANK                                         Finance                  4,547          0.23%
ODAKYU ELECTRIC RAILWAY                            Services                 4,527          0.23%
TEIJIN                                            Materials                 4,515          0.23%
SUMITOMO METAL MINING CO                          Materials                 4,468          0.23%
ASAHI BREWERIES                                 Consumer Goods              4,444          0.23%
TOTO                                              Materials                 4,426          0.23%
MYCAL CORP (NICHII CO)                             Services                 4,387          0.23%
TAKASHIMAYA CO                                     Services                 4,372          0.22%
HANKYU CORP                                        Services                 4,317          0.22%
MITSUKOSHI                                         Services                 4,191          0.22%
EBARA CORP                                    Capital Equipment             4,144          0.21%
NIKON CORP                                    Capital Equipment             4,098          0.21%
SEGA ENTREPRISES                                Consumer Goods              4,070          0.21%
SMC CORP                                      Capital Equipment             3,938          0.20%
DAIICHI PHARMACEUTICAL                          Consumer Goods              3,921          0.20%
TOKYO ELECTRON                                Capital Equipment             3,857          0.20%
YAMATO TRANSPORT CO                                Services                 3,820          0.20%
HOYA CORP                                       Consumer Goods              3,818          0.20%
HOKURIKU BANK                                      Finance                  3,794          0.20%
NSK                                           Capital Equipment             3,736          0.19%
KINDEN CORP                                   Capital Equipment             3,718          0.19%
KYOWA HAKKO KOGYO CO                            Consumer Goods              3,622          0.19%
SEVENTY-SEVEN BANK                                 Finance                  3,600          0.19%
JAPAN ENERGY CORP                                   Energy                  3,597          0.19%
PIONEER ELECTRONIC CORP                         Consumer Goods              3,552          0.18%
YAMAZAKI BAKING CO                              Consumer Goods              3,505          0.18%
NGK INSULATORS                                Capital Equipment             3,498          0.18%
FURUKAWA ELECTRIC CO                          Capital Equipment             3,485          0.18%
COSMO OIL CO                                        Energy                  3,421          0.18%
DAINIPPON INK                                     Materials                 3,395          0.17%
MITSUBISHI OIL CO                                   Energy                  3,363          0.17%
ASHIKAGA BANK                                      Finance                  3,331          0.17%
KURARAY CO                                        Materials                 3,290          0.17%
MINEBEA CO                                    Capital Equipment             3,279          0.17%
UNY CO                                             Services                 3,279          0.17%
NAGOYA RAILROAD CO                                 Services                 3,262          0.17%
KOKUYO CO                                          Services                 3,241          0.17%
CREDIT SAISON CO                                   Finance                  3,158          0.16%
ADVANTEST CORP                                Capital Equipment             3,098          0.16%
MITSUI OSK LINES                                   Services                 3,095          0.16%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
NIPPON FIRE & MARINE                               Finance                  3,063          0.16%
TOKYO DOME CORP                                    Services                 3,054          0.16%
NISSIN FOOD PRODUCTS CO                         Consumer Goods              3,009          0.15%
AUTOBACS SEVEN CO                                  Services                 3,006          0.15%
YAMAGUCHI BANK                                     Finance                  2,989          0.15%
NIPPON MEAT PACKERS                             Consumer Goods              2,985          0.15%
SAPPORO BREWERIES                               Consumer Goods              2,968          0.15%
YAMAHA CORP                                     Consumer Goods              2,952          0.15%
ISETAN CO                                          Services                 2,945          0.15%
NANKAI ELECTRIC RAILWAY                            Services                 2,870          0.15%
NTN CORP                                      Capital Equipment             2,813          0.14%
NICHIDO FIRE & MARINE                              Finance                  2,806          0.14%
SHOWA DENKO K.K                                   Materials                 2,765          0.14%
MITSUI TOATSU CHEMICALS                           Materials                 2,734          0.14%
SHIONOGI & CO                                   Consumer Goods              2,732          0.14%
CHICHIBU ONODA CEMENT                             Materials                 2,729          0.14%
UBE INDUSTRIES                                    Materials                 2,711          0.14%
TBS TOKYO BROADCASTING                             Services                 2,675          0.14%
KURITA WATER INDUSTRIES                       Capital Equipment             2,674          0.14%
KEIHIN ELECTRIC EXPRESS                            Services                 2,662          0.14%
TOHO CO                                            Services                 2,639          0.14%
MITSUBISHI LOG.(MTB WARE                           Services                 2,592          0.13%
NIPPON LIGHT METAL CO                             Materials                 2,586          0.13%
FUJIKURA                                      Capital Equipment             2,579          0.13%
NISHIMATSU CONSTRUCTION                       Capital Equipment             2,550          0.13%
SHIMANO                                         Consumer Goods              2,505          0.13%
DAIKIN INDUSTRIES                             Capital Equipment             2,505          0.13%
AMADA CO                                      Capital Equipment             2,498          0.13%
SUMITOMO FORESTRY CO                              Materials                 2,497          0.13%
MITSUBISHI RAYON CO                               Materials                 2,466          0.13%
ORIX CORP                                          Finance                  2,418          0.12%
TOKYO STEEL MFG CO                                Materials                 2,415          0.12%
ONWARD KASHIYAMA CO                             Consumer Goods              2,408          0.12%
KONICA CORP                                     Consumer Goods              2,393          0.12%
CITIZEN WATCH CO                                Consumer Goods              2,385          0.12%
OLYMPUS OPTICAL CO                            Capital Equipment             2,370          0.12%
TOSOH CORP                                        Materials                 2,350          0.12%
HIROSE ELECTRIC CO                            Capital Equipment             2,333          0.12%
YOKOGAWA ELECTRIC CORP                        Capital Equipment             2,303          0.12%
CASIO COMPUTER CO                               Consumer Goods              2,283          0.12%
SEIYU                                              Services                 2,263          0.12%
NGK SPARK PLUG CO                             Capital Equipment             2,258          0.12%
CHUGAI PHARMACEUTICAL CO                        Consumer Goods              2,254          0.12%
NITTO DENKO CORP                                  Materials                 2,253          0.12%
FUJITA KANKO                                       Services                 2,232          0.11%
ALPS ELECTRIC CO                              Capital Equipment             2,221          0.11%
KANDENKO CO                                   Capital Equipment             2,220          0.11%
ARABIAN OIL CO                                      Energy                  2,219          0.11%
HANKYU DEPARTMENT STORES                           Services                 2,213          0.11%
MAKITA CORP                                   Capital Equipment             2,208          0.11%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
MEIJI SEIKA KAISHA                              Consumer Goods              2,178          0.11%
KUMAGAI GUMI CO                               Capital Equipment             2,155          0.11%
SEINO TRANSPORTATION CO                            Services                 2,124          0.11%
TOYOBO CO                                       Consumer Goods              2,120          0.11%
ORIENT CORP                                        Finance                  2,108          0.11%
MITSUI ENGINEERING&SHIP.                      Capital Equipment             2,097          0.11%
NIHON CEMENT CO                                   Materials                 2,095          0.11%
SUMITOMO HEAVY IND                            Capital Equipment             2,075          0.11%
KAMIGUMI CO                                        Services                 2,061          0.11%
NISSHINBO INDUSTRIES                            Consumer Goods              2,060          0.11%
INAX CORP                                         Materials                 2,043          0.11%
MITSUBISHI GAS CHEMICAL                           Materials                 2,039          0.10%
PENTA-OCEAN CONSTRUCTION                      Capital Equipment             2,013          0.10%
SNOW BRAND MILK PRODUCTS                        Consumer Goods              2,009          0.10%
KANEKA CORP                                       Materials                 1,978          0.10%
HOUSE FOODS(HOUSE FD IND                        Consumer Goods              1,974          0.10%
SANWA SHUTTER CORP                                Materials                 1,963          0.10%
HIGO BANK                                          Finance                  1,895          0.10%
DAICEL CHEMICAL IND                               Materials                 1,894          0.10%
CSK CORP                                           Services                 1,889          0.10%
TAKARA SHUZO CO                                 Consumer Goods              1,884          0.10%
NIPPON SHINPAN CO                                  Finance                  1,882          0.10%
SUMITOMO OSAKA CEMENT CO                          Materials                 1,869          0.10%
AOYAMA TRADING CO                                  Services                 1,861          0.10%
NICHIREI CORP                                   Consumer Goods              1,861          0.10%
JGC CORP                                      Capital Equipment             1,861          0.10%
CHIYODA CORP                                  Capital Equipment             1,854          0.10%
MITSUI MINING & SMELTING                          Materials                 1,846          0.09%
WACOAL CORP                                     Consumer Goods              1,843          0.09%
NIPPON SHEET GLASS CO                             Materials                 1,835          0.09%
FUJITA CORP                                   Capital Equipment             1,834          0.09%
SKYLARK CO                                         Services                 1,806          0.09%
DAITO TRUST CONSTRUCTION                      Capital Equipment             1,799          0.09%
DAIDO STEEL CO                                    Materials                 1,788          0.09%
UNI-CHARM CORP                                  Consumer Goods              1,764          0.09%
KOMORI CORP                                   Capital Equipment             1,758          0.09%
OKUMURA CORP                                  Capital Equipment             1,744          0.09%
MEIJI MILK PRODUCTS CO                          Consumer Goods              1,737          0.09%
KOYO SEIKO CO                                 Capital Equipment             1,725          0.09%
NIPPON SHOKUBAI CO                                Materials                 1,641          0.08%
TEIKOKU OIL CO                                      Energy                  1,636          0.08%
DAIMARU                                            Services                 1,633          0.08%
MITSUBISHI PAPER MILLS                            Materials                 1,571          0.08%
TOKYO STYLE CO                                  Consumer Goods              1,557          0.08%
KAWASAKI KISEN KAISHA                              Services                 1,555          0.08%
LION CORP                                       Consumer Goods              1,522          0.08%
ITOHAM FOODS                                    Consumer Goods              1,486          0.08%
OYO CORP                                           Services                 1,485          0.08%
NIPPON COMSYS CORP                            Capital Equipment             1,482          0.08%
HASEKO CORP                                   Capital Equipment             1,461          0.08%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
MAEDA ROAD CONSTRUCTION                       Capital Equipment             1,459          0.08%
NORITAKE CO                                     Consumer Goods              1,457          0.07%
KISSEI PHARMACEUTICAL CO                        Consumer Goods              1,448          0.07%
MORI SEIKI CO                                 Capital Equipment             1,436          0.07%
DENKI KAGAKU KOGYO K.K                            Materials                 1,433          0.07%
NAMCO                                              Services                 1,430          0.07%
TAIYO YUDEN CO                                Capital Equipment             1,416          0.07%
SHIMACHU CO                                        Services                 1,413          0.07%
Q. P. CORP                                      Consumer Goods              1,406          0.07%
KIKKOMAN CORP                                   Consumer Goods              1,399          0.07%
DAIFUKU CO                                    Capital Equipment             1,399          0.07%
GUNZE                                           Consumer Goods              1,380          0.07%
DAIWA KOSHO LEASE CO                               Finance                  1,370          0.07%
BROTHER INDUSTRIES                              Consumer Goods              1,342          0.07%
TAKARA STANDARD CO                              Consumer Goods              1,342          0.07%
NIPPON SHARYO                                 Capital Equipment             1,329          0.07%
SANKYO ALUMINIUM IND CO                           Materials                 1,302          0.07%
DAINIPPON SCREEN MFG CO                       Capital Equipment             1,297          0.07%
NAGASE & CO                                       Materials                 1,291          0.07%
OKUMA CORP                                    Capital Equipment             1,290          0.07%
IWATANI INTERNATIONAL                               Energy                  1,260          0.06%
SATO KOGYO CO                                 Capital Equipment             1,255          0.06%
KANEBO                                          Consumer Goods              1,244          0.06%
KANSAI PAINT CO                                   Materials                 1,244          0.06%
AOKI CORP                                     Capital Equipment             1,236          0.06%
TOKYO TATEMONO CO                                  Finance                  1,228          0.06%
EZAKI GLICO CO                                  Consumer Goods              1,227          0.06%
JACCS CO                                           Finance                  1,213          0.06%
NOF CORP                                          Materials                 1,194          0.06%
TSUBAKIMOTO CHAIN CO                          Capital Equipment             1,182          0.06%
UNITIKA                                           Materials                 1,176          0.06%
DAIKYO                                             Finance                  1,154          0.06%
KONAMI CO                                          Services                 1,141          0.06%
NIPPON SUISAN KAISHA                            Consumer Goods              1,139          0.06%
AMANO CORP                                    Capital Equipment             1,138          0.06%
TOA CORP                                      Capital Equipment             1,135          0.06%
HAZAMA CORP                                   Capital Equipment             1,129          0.06%
KATOKICHI CO                                    Consumer Goods              1,113          0.06%
TOKYOTOKEIBA CO                                    Services                 1,087          0.06%
TOEI CO                                            Services                 1,087          0.06%
MITSUI-SOKO CO                                     Services                 1,080          0.06%
SANDEN CORP                                   Capital Equipment             1,076          0.06%
NIIGATA ENGINEERING CO                        Capital Equipment             1,051          0.05%
MISAWA HOMES CO                               Capital Equipment             1,044          0.05%
TOYO EXTERIOR CO                                  Materials                 1,025          0.05%
KUREHA CHEMICAL IND CO                            Materials                 1,005          0.05%
TAKUMA CO                                     Capital Equipment             1,002          0.05%
TOYO ENGINEERING CORP                         Capital Equipment               995          0.05%
JAPAN STEEL WORKS                             Capital Equipment               993          0.05%
ISHIHARA SANGYO KAISHA                            Materials                   951          0.05%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
MARUHA CORP                                     Consumer Goods                936          0.05%
KYUDENKO CORP                                 Capital Equipment               934          0.05%
KURABO INDUSTRIES                               Consumer Goods                892          0.05%
RENOWN                                          Consumer Goods                878          0.05%
UNIDEN CORP                                   Capital Equipment               815          0.04%
OKAMOTO INDUSTRIES                              Multi-Industry                815          0.04%
TRANS COSMOS                                       Services                   780          0.04%
SANRIO CO                                       Consumer Goods                739          0.04%
MAKINO MILLING MACHINE                        Capital Equipment               733          0.04%
GAKKEN CO                                          Services                   689          0.04%
NIPPON BEET SUGAR MFG CO                        Consumer Goods                660          0.03%
KAKEN PHARMACEUTICAL CO                         Consumer Goods                623          0.03%
JAPAN METALS & CHEMICALS                          Materials                   520          0.03%

                                                                   APPENDIX A-10

                   MSCI MALAYSIA INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
TELEKOM MALAYSIA                                   Services                17,621         12.50%
TENAGA NASIONAL                                     Energy                 12,314          8.73%
MALAYAN BANKING                                    Finance                 11,314          8.02%
SIME DARBY                                      Multi-Industry              8,229          5.84%
RESORTS WORLD                                      Services                 6,266          4.44%
UNITED ENGINEERS (MAL)                          Multi-Industry              5,955          4.22%
PROTON                                          Consumer Goods              3,421          2.43%
YTL CORP                                      Capital Equipment             3,164          2.24%
MALAYSIA INT'L SHIPPING                            Services                 2,968          2.11%
ROTHMANS PALL MALL (MAL)                        Consumer Goods              2,814          2.00%
DCB HOLDINGS                                       Finance                  2,681          1.90%
AMMB HOLDINGS                                      Finance                  2,677          1.90%
MAGNUM CORP                                        Services                 2,582          1.83%
RASHID HUSSAIN                                     Finance                  2,160          1.53%
EDARAN OTOMOBIL NASIONAL                        Consumer Goods              2,116          1.50%
PUBLIC BANK                                        Finance                  2,083          1.48%
MALAYSIAN AIRLINE SYSTEM                           Services                 1,935          1.37%
MALAYSIAN RESOURCES CORP                           Finance                  1,917          1.36%
NESTLE (MALAYSIA)                               Consumer Goods              1,838          1.30%
TECHNOLOGY RESOURCES IND                           Services                 1,806          1.28%
COMMERCE ASSET-HOLDING                             Finance                  1,798          1.27%
KUALA LUMPUR KEPONG                               Materials                 1,791          1.27%
GOLDEN HOPE PLANTATIONS                           Materials                 1,707          1.21%
HUME INDUSTRIES MALAYSIA                          Materials                 1,559          1.11%
JAYA TIASA HOLDINGS                               Materials                 1,436          1.02%
ORIENTAL HOLDINGS                               Consumer Goods              1,375          0.98%
IOI CORP                                          Materials                 1,322          0.94%
MULTI-PURPOSE HOLDINGS                          Multi-Industry              1,284          0.91%
UMW HOLDINGS                                  Capital Equipment             1,207          0.86%
TAN CHONG MOTOR HOLDINGS                        Consumer Goods              1,144          0.81%
LAND & GENERAL                                  Multi-Industry              1,084          0.77%
EKRAN                                         Capital Equipment             1,079          0.77%
MBF CAPITAL                                        Finance                  1,074          0.76%
PERLIS PLANTATIONS                                Materials                 1,056          0.75%
HIGHLANDS & LOWLANDS                              Materials                 1,052          0.75%
NEW STRAITS TIMES PRESS                            Services                 1,044          0.74%
SUNGEI WAY HOLDINGS                               Materials                 1,012          0.72%
TIME ENGINEERING                              Capital Equipment               977          0.69%
LEADER UNIVERSAL HLDGS                        Capital Equipment               975          0.69%
MALAYAN UNITED IND                              Multi-Industry                939          0.67%
HONG LEONG PROPERTIES                              Finance                    931          0.66%
AMSTEEL CORP                                      Materials                   917          0.65%
METROPLEX                                          Finance                    917          0.65%
MALAYSIA MINING CORP                              Materials                   890          0.63%
SHELL REFINING CO (FOM)                             Energy                    867          0.61%
TA ENTERPRISE                                      Finance                    844          0.60%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
MALAYSIAN PACIFIC IND                         Capital Equipment               813          0.58%
PAN MALAYSIA CEMENT WRKS                          Materials                   796          0.56%
GUINNESS ANCHOR                                 Consumer Goods                777          0.55%
KEDAH CEMENT HOLDINGS                             Materials                   768          0.54%
RJ REYNOLDS                                     Consumer Goods                761          0.54%
MALAYAN CEMENT                                    Materials                   740          0.52%
HONG LEONG INDUSTRIES                           Multi-Industry                716          0.51%
MALAYSIAN OXYGEN                                  Materials                   674          0.48%
IDRIS HYDRAULIC MALAYSIA                           Finance                    665          0.47%
KIAN JOO CAN FACTORY                              Materials                   632          0.45%
MULPHA INTERNATIONAL                            Multi-Industry                632          0.45%
BERJAYA LEISURE                                    Services                   609          0.43%
BERJAYA GROUP                                   Multi-Industry                601          0.43%
LANDMARKS                                          Services                   561          0.40%
KEMAYAN CORP                                      Materials                   515          0.36%
IGB CORP                                           Finance                    488          0.35%
PROMET                                        Capital Equipment               433          0.31%
MYCOM                                              Finance                    421          0.30%
MALAYSIAN MOSAICS                                  Services                   377          0.27%
SELANGOR PROPERTIES                                Finance                    355          0.25%
ANTAH HOLDINGS                                     Finance                    313          0.22%
GOLDEN PLUS HOLDINGS                              Materials                   280          0.20%
JOHAN HOLDINGS                                Capital Equipment               273          0.19%
PILECON ENGINEERING                           Capital Equipment               273          0.19%
AOKAM PERDANA                                     Materials                   269          0.19%
MALAYAWATA STEEL                                  Materials                   269          0.19%
PETALING GARDEN                                    Finance                    242          0.17%
KELANAMAS INDUSTRIES                              Materials                   209          0.15%
PALMCO HOLDINGS                                    Finance                    204          0.14%
ALUMINIUM COMPANY OF MAL                          Materials                   188          0.13%

                                                                   APPENDIX A-11

                    MSCI MEXICO INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
TELMEX TELEFONOS MEX L                             Services                11,120         16.45%
KIMBERLY-CLARK MEXICO A                         Consumer Goods              5,319          7.87%
GRUPO MODELO C                                  Consumer Goods              4,248          6.29%
GRUPO CARSO                                     Multi-Industry              4,190          6.20%
GRUPO TELEVISA CPO                                 Services                 4,071          6.02%
TELMEX TELEFONOS MEX A                             Services                 3,757          5.56%
CIFRA B                                            Services                 3,096          4.58%
ALFA                                            Multi-Industry              2,522          3.73%
EMPRESAS MODERNA ACP                            Consumer Goods              2,056          3.04%
CEMEX A                                           Materials                 1,939          2.87%
GRUPO MEXICO B                                    Materials                 1,876          2.78%
APASCO                                            Materials                 1,712          2.53%
BIMBO ACP                                       Consumer Goods              1,679          2.48%
FOMENTO ECONOMICO MEX.                          Consumer Goods              1,657          2.45%
INDUSTRIAS PENOLES CP                             Materials                 1,654          2.45%
CEMEX B                                           Materials                 1,575          2.33%
GRUPO FIN BANACCI B                                Finance                  1,544          2.28%
DESC B                                          Multi-Industry              1,487          2.20%
GRUPO ICA                                     Capital Equipment             1,398          2.07%
GRUPO IND'L MASECA B2                           Consumer Goods              1,127          1.67%
GRUPO FIN BANCOMER B                               Finance                  1,111          1.64%
CIFRA C                                            Services                 1,034          1.53%
CONTROLADORA COM MEX UBC                           Services                   943          1.39%
LIVERPOOL (EL PUERTO) 1                            Services                   838          1.24%
CEMEX CPO                                         Materials                   834          1.23%
TAMSA                                         Capital Equipment               771          1.14%
VITRO                                             Materials                   691          1.02%
GRUPO FIN BBV-PROBURSA B                           Finance                    665          0.98%
GRUPO CONTINENTAL                               Consumer Goods                565          0.84%
GRUPO FIN BANACCI L                                Finance                    412          0.61%
TRANSPORTACION MARIT. L                            Services                   398          0.59%
CYDSA                                             Materials                   227          0.34%
GRUPO FIN SERFIN B                                 Finance                    179          0.26%
EMPAQUES PONDEROSA (NEW)                          Materials                   155          0.23%
LIVERPOOL (EL PUERTO) C1                           Services                   138          0.20%
CONSORCIO G GRUPO DINA                        Capital Equipment               130          0.19%
GRUPO FIN SERFIN LCP                               Finance                    123          0.18%
GRUPO MEX DESARROLLO L                        Capital Equipment               100          0.15%
GRUPO SITUR B                                      Services                    79          0.12%
GRUPO SIMEC B                                     Materials                    68          0.10%
GRUPO HERDEZ B                                  Consumer Goods                 54          0.08%
GRUPO HERDEZ A                                  Consumer Goods                 50          0.07%

                                                                   APPENDIX A-12

                 MSCI NETHERLANDS INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
ROYAL DUTCH PETROLEUM CO                            Energy                 88,574         35.70%
UNILEVER NV CERT                                Consumer Goods             24,348          9.81%
ING GROEP                                          Finance                 24,211          9.76%
ABN AMRO HOLDING                                   Finance                 18,629          7.51%
KON. PTT NEDERLAND                                 Services                16,763          6.76%
PHILIPS ELECTRONICS                             Consumer Goods             12,226          4.93%
ELSEVIER                                           Services                11,046          4.45%
AHOLD (KON.)                                       Services                 9,718          3.92%
HEINEKEN NV                                     Consumer Goods              9,482          3.82%
AKZO NOBEL                                        Materials                 8,962          3.61%
WOLTERS KLUWER                                     Services                 8,720          3.51%
KONINKLIJKE KNP BT                                Materials                 2,254          0.91%
KLM                                                Services                 2,165          0.87%
GETRONICS                                     Capital Equipment             2,112          0.85%
OCE-VAN DER GRINTEN                           Capital Equipment             2,021          0.81%
IHC CALAND                                    Capital Equipment             1,477          0.60%
STAD ROTTERDAM                                     Finance                  1,189          0.48%
HOOGOVENS (KON.)                                  Materials                 1,156          0.47%
PAKHOED (KON.)                                Capital Equipment               967          0.39%
STORK (VER MACHINE.)                          Capital Equipment               934          0.38%
HOLLANDSCHE BETON GROEP                       Capital Equipment               610          0.25%
NEDLLOYD (KON.)                                    Services                   570          0.23%

                                                                   APPENDIX A-13

                  MSCI SINGAPORE INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
SINGAPORE TELECOM                                  Services                14,201         15.42%
OCBC BANK FGN                                      Finance                 11,464         12.45%
SINGAPORE AIRLINES FGN                             Services                11,288         12.25%
UNITED OVERSEAS BANK FGN                           Finance                  8,907          9.67%
DEVELOPMENT BK SING FGN                            Finance                  8,266          8.97%
CITY DEVELOPMENTS                                  Finance                  6,227          6.76%
SINGAPORE PRESS HLDG FGN                           Services                 5,620          6.10%
KEPPEL CORP                                     Multi-Industry              3,907          4.24%
FRASER & NEAVE                                  Consumer Goods              2,931          3.18%
DBS LAND                                           Finance                  2,896          3.14%
CYCLE & CARRIAGE                                Consumer Goods              2,454          2.66%
SINGAPORE TECH IND'L                            Multi-Industry              1,483          1.61%
UIC UNITED INDUSTRIAL                              Finance                  1,122          1.22%
PARKWAY HOLDINGS                                   Finance                  1,117          1.21%
UNITED OVERSEAS LAND                               Finance                    726          0.79%
STRAITS TRADING                                   Materials                   683          0.74%
HOTEL PROPERTIES                                   Services                   623          0.68%
OVERSEAS UNION ENT.                                Services                   616          0.67%
NEPTUNE ORIENT LINES NOL                           Services                   605          0.66%
FIRST CAPITAL CORP                                 Finance                    560          0.61%
NATSTEEL                                          Materials                   559          0.61%
CREATIVE TECHNOLOGY                           Capital Equipment               545          0.59%
INCHCAPE BERHAD                                 Multi-Industry                532          0.58%
JURONG SHIPYARD                               Capital Equipment               521          0.57%
SHANGRI-LA HOTEL                                   Services                   515          0.56%
COMFORT GROUP                                      Services                   472          0.51%
VAN DER HORST                                 Capital Equipment               400          0.43%
HAW PAR BROTHERS INT'L                          Multi-Industry                373          0.40%
IPC CORP                                      Capital Equipment               369          0.40%
METRO HOLDINGS                                     Services                   340          0.37%
HAI SUN HUP GROUP                                  Services                   304          0.33%
SEMBAWANG MARITIME                                 Services                   263          0.29%
LUM CHANG HOLDINGS                              Multi-Industry                262          0.28%
ROBINSON AND CO                                    Services                   246          0.27%
GOLDTRON                                      Capital Equipment               243          0.26%
AMCOL HOLDINGS                                     Finance                    189          0.20%
CHUAN HUP HOLDINGS                            Capital Equipment               156          0.17%
PRIMA                                           Consumer Goods                133          0.14%

                                                                   APPENDIX A-14

                    MSCI SPAIN INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
TELEFONICA DE ESPANA                               Services                18,867         17.40%
ENDESA EMPRESA NAL ELEC.                            Energy                 15,930         14.69%
BANCO BILBAO VIZCAYA                               Finance                 10,930         10.08%
REPSOL                                              Energy                  9,802          9.04%
IBERDROLA                                           Energy                  9,773          9.01%
BANCO SANTANDER                                    Finance                  8,207          7.57%
GAS NATURAL SDG                                     Energy                  6,534          6.02%
ARGENTARIA CORP BANCARIA                           Finance                  4,923          4.54%
BANCO CENTRAL HISPANO                              Finance                  3,830          3.53%
AUTOPISTAS CESA (ACESA)                            Services                 2,631          2.43%
UNION ELECTRICA FENOSA                              Energy                  1,979          1.82%
AGUAS DE BARCELONA                                 Services                 1,786          1.65%
MAPFRE (CORPORACION)                               Finance                  1,490          1.37%
ACERINOX                                          Materials                 1,404          1.29%
TABACALERA                                      Consumer Goods              1,349          1.24%
ALBA (CORP FINANCIERA)                          Multi-Industry              1,285          1.18%
FOMENTO CONST Y CONTR                         Capital Equipment             1,220          1.13%
ZARDOYA OTIS                                  Capital Equipment               986          0.91%
VALLEHERMOSO                                       Finance                    850          0.78%
METROVACESA                                        Finance                    785          0.72%
DRAGADOS Y CONSTRUCCION                       Capital Equipment               770          0.71%
EBRO AGRICOLAS                                  Consumer Goods                608          0.56%
PROSEGUR                                           Services                   485          0.45%
PORTLAND VALDERRIVAS                              Materials                   447          0.41%
URALITA                                           Materials                   411          0.38%
VISCOFAN                                          Materials                   332          0.31%
ENCE EMPR NAC CELULOSAS                           Materials                   273          0.25%
SARRIO                                            Materials                   200          0.18%
URBIS (INMOBILIARIA)                               Finance                    171          0.16%
AGUILA (EL)                                     Consumer Goods                121          0.11%
ERCROS                                            Materials                    67          0.06%

                                                                   APPENDIX A-15

                    MSCI SWEDEN INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
ERICSSON (LM) B                               Capital Equipment            25,966         19.38%
ASTRA A                                         Consumer Goods             23,074         17.22%
ABB AB A (ASEA A)                             Capital Equipment             7,583          5.66%
VOLVO B                                         Consumer Goods              6,683          4.99%
HENNES & MAURITZ B                                 Services                 5,490          4.10%
SKANSKA B                                     Capital Equipment             5,371          4.01%
ASTRA B                                         Consumer Goods              5,240          3.91%
SVENSKA HANDELSBK A                                Finance                  5,118          3.82%
SKAND.ENSKILDA BANKEN A                            Finance                  4,415          3.30%
SCA SV CELLULOSA B                                Materials                 4,150          3.10%
ELECTROLUX B                                    Consumer Goods              4,083          3.05%
STORA KOPPARBERG A                                Materials                 3,430          2.56%
STADSHYPOTEK A                                     Finance                  3,206          2.39%
ABB AB B (ASEA B)                             Capital Equipment             3,012          2.25%
VOLVO A                                         Consumer Goods              2,945          2.20%
SKANDIA FORSAKRING                                 Finance                  2,877          2.15%
ATLAS COPCO A                                 Capital Equipment             2,538          1.89%
AUTOLIV                                       Capital Equipment             2,338          1.75%
AGA A                                             Materials                 2,139          1.60%
SCANCEM A (EUROC A)                               Materials                 1,988          1.48%
SECURITAS B                                        Services                 1,874          1.40%
AGA B                                             Materials                 1,758          1.31%
TRELLEBORG B                                    Multi-Industry              1,519          1.13%
SKF B                                         Capital Equipment             1,413          1.05%
SWEDISH MATCH                                   Consumer Goods              1,384          1.03%
ATLAS COPCO B                                 Capital Equipment             1,259          0.94%
SKF A                                         Capital Equipment             1,077          0.80%
STORA KOPPARBERG B                                Materials                   769          0.57%
SVENSKA HANDELSBK B                                Finance                    495          0.37%
ESSELTE A                                          Services                   423          0.32%
ESSELTE B                                          Services                   338          0.25%

                                                                   APPENDIX A-16

                 MSCI SWITZERLAND INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
ROCHE HOLDING GENUSS                            Consumer Goods             53,361         16.40%
NESTLE                                          Consumer Goods             43,003         13.22%
SANDOZ NAMEN                                    Consumer Goods             40,671         12.50%
CIBA-GEIGY NAMEN                                  Materials                31,223          9.60%
SCHWEIZ BANKGESELL INH                             Finance                 20,307          6.24%
ROCHE HOLDING INHABER                           Consumer Goods             19,703          6.06%
CS HOLDING                                         Finance                 18,919          5.81%
SCHWEIZ RUECKVERS                                  Finance                 15,750          4.84%
SCHWEIZ BANKVEREIN                                 Finance                 14,701          4.52%
ZUERICH VERSICHERUNG                               Finance                 12,509          3.84%
ABB INH(BBC BROWN BOVERI                      Capital Equipment             9,978          3.07%
ADECCO PORTEUR(ADIA PORT                           Services                 4,616          1.42%
CIBA-GEIGY INHABER                                Materials                 4,612          1.42%
SCHWEIZ BANKGESELL NAMEN                           Finance                  4,280          1.32%
HOLDERBANK INHABER                                Materials                 3,538          1.09%
SANDOZ INHABER                                  Consumer Goods              3,292          1.01%
ALUSUISSE-LONZA HLDG NAM                        Multi-Industry              2,999          0.92%
SGS SURVEILLANCE PORT                              Services                 2,638          0.81%
SMH PORTEUR                                     Consumer Goods              2,228          0.68%
SMH NOM                                         Consumer Goods              2,120          0.65%
SWISSAIR NAMEN                                     Services                 1,802          0.55%
ALUSUISSE-LONZA HLDG INH                        Multi-Industry              1,471          0.45%
HOLDERBANK NAMEN                                  Materials                 1,418          0.44%
SULZER NAMEN                                  Capital Equipment             1,319          0.41%
ABB NAM(BBC BROWN BOVERI                      Capital Equipment             1,314          0.40%
SGS SURVEILLANCE NOM                               Services                 1,203          0.37%
SCHINDLER NAMEN                               Capital Equipment               773          0.24%
KUONI REISEN NAMEN B                               Services                   723          0.22%
VALORA HLDG NAMEN(MERKUR                           Services                   696          0.21%
SCHINDLER PART                                Capital Equipment               620          0.19%
SULZER PART                                   Capital Equipment               612          0.19%
FORBO HOLDING                                     Materials                   585          0.18%
SIKA FINANZ INHABER                               Materials                   551          0.17%
FISCHER (GEORG) INHABER                       Capital Equipment               517          0.16%
DANZAS HOLDING NAMEN                               Services                   453          0.14%
JELMOLI HOLDING INHABER                            Services                   222          0.07%
MOEVENPICK INHABER                                 Services                   176          0.05%
JELMOLI HOLDING NAMEN                              Services                   143          0.04%
MOEVENPICK PART                                    Services                   111          0.03%
DANZAS HOLDING PART                                Services                   110          0.03%
FISCHER (GEORG) NAMEN                         Capital Equipment                97          0.03%

                                                                   APPENDIX A-17

                MSCI UNITED KINGDOM INDEX AS OF OCTOBER 31, 1996

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
BRITISH PETROLEUM                                   Energy                 60,545          6.04%
GLAXO WELLCOME                                  Consumer Goods             55,074          5.49%
HSBC HOLDINGS (HKD 10)                             Finance                 36,717          3.66%
BRITISH TELECOM                                    Services                36,421          3.63%
SMITHKLINE BEECHAM                              Consumer Goods             34,002          3.39%
LLOYDS TSB GROUP                                   Finance                 32,841          3.28%
ZENECA GROUP                                    Consumer Goods             25,774          2.57%
BARCLAYS                                           Finance                 24,049          2.40%
MARKS & SPENCER                                    Services                23,667          2.36%
BAT INDUSTRIES                                  Multi-Industry             21,554          2.15%
REUTERS HOLDINGS                                   Services                20,878          2.08%
HSBC HOLDINGS (GBP 0.75)                           Finance                 18,125          1.81%
CABLE & WIRELESS                                   Services                17,693          1.76%
UNILEVER PLC                                    Consumer Goods             17,134          1.71%
RTZ CORP REG                                      Materials                17,107          1.71%
GENERAL ELECTRIC PLC                          Capital Equipment            17,075          1.70%
BTR                                             Multi-Industry             16,776          1.67%
BRITISH SKY BROADCASTING                           Services                16,156          1.61%
GRAND METROPOLITAN                              Consumer Goods             15,816          1.58%
ABBEY NATIONAL                                     Finance                 14,615          1.46%
PRUDENTIAL CORP                                    Finance                 14,470          1.44%
GUINNESS                                        Consumer Goods             13,811          1.38%
BRITISH GAS                                         Energy                 13,679          1.36%
GRANADA GROUP                                   Multi-Industry             12,210          1.22%
VODAFONE GROUP                                     Services                11,824          1.18%
TESCO                                              Services                11,685          1.17%
BASS                                               Services                11,272          1.12%
SAINSBURY (J)                                      Services                10,868          1.08%
REED INTERNATIONAL                                 Services                10,520          1.05%
ROYAL & SUN ALLIANCE INS                           Finance                 10,435          1.04%
GREAT UNIVERSAL STORES                             Services                10,023          1.00%
IMPERIAL CHEMICAL ICI                             Materials                 9,315          0.93%
BOOTS CO                                           Services                 9,179          0.92%
BRITISH AIRWAYS                                    Services                 8,678          0.87%
EMI GROUP (THORN EMI)                           Consumer Goods              8,474          0.85%
CADBURY SCHWEPPES                               Consumer Goods              8,261          0.82%
BRITISH AEROSPACE                             Capital Equipment             8,133          0.81%
NATIONAL POWER                                      Energy                  7,538          0.75%
KINGFISHER                                         Services                 7,129          0.71%
COMMERCIAL UNION                                   Finance                  7,105          0.71%
PEARSON                                            Services                 7,033          0.70%
HANSON                                          Multi-Industry              6,820          0.68%
BOC GROUP                                         Materials                 6,794          0.68%
ROYAL BANK OF SCOTLAND                             Finance                  6,682          0.67%
GKN                                           Capital Equipment             6,582          0.66%
LEGAL & GENERAL GROUP                              Finance                  6,562          0.65%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
SAFEWAY (ARGYLL GROUP)                             Services                 6,428          0.64%
SCOTTISH & NEWCASTLE                               Services                 6,392          0.64%
ASSOCIATED BRITISH FOODS                        Consumer Goods              6,182          0.62%
ROLLS-ROYCE                                   Capital Equipment             6,050          0.60%
LAND SECURITIES                                    Finance                  5,963          0.59%
PEN & ORIENTAL STEAM                               Services                 5,951          0.59%
SCOTTISH POWER                                      Energy                  5,914          0.59%
LUCASVARITY                                   Capital Equipment             5,741          0.57%
BRITISH STEEL                                     Materials                 5,661          0.56%
RANK GROUP                                         Services                 5,538          0.55%
NATIONAL GRID GROUP                                 Energy                  5,027          0.50%
UNITED UTILITIES                                   Services                 4,872          0.49%
BLUE CIRCLE INDUSTRIES                            Materials                 4,759          0.47%
CARLTON COMMUNICATIONS                             Services                 4,637          0.46%
SCHRODERS                                          Finance                  4,425          0.44%
RMC GROUP                                         Materials                 4,410          0.44%
WOLSELEY                                          Materials                 4,398          0.44%
TI GROUP                                        Multi-Industry              4,364          0.44%
SMITHS INDUSTRIES                             Capital Equipment             4,054          0.40%
LADBROKE GROUP                                     Services                 3,794          0.38%
GUARDIAN ROYAL EXCHANGE                            Finance                  3,715          0.37%
ARGOS                                              Services                 3,580          0.36%
REDLAND                                           Materials                 3,562          0.36%
BURMAH CASTROL                                      Energy                  3,530          0.35%
WILLIAMS HOLDINGS                                 Materials                 3,431          0.34%
NEXT                                               Services                 3,414          0.34%
LASMO                                               Energy                  3,365          0.34%
MERCURY ASSET MGMT GROUP                           Finance                  3,358          0.33%
THAMES WATER                                       Services                 3,346          0.33%
BRITISH LAND CO                                    Finance                  3,223          0.32%
TATE & LYLE                                     Consumer Goods              3,088          0.31%
COURTAULDS PLC                                    Materials                 3,012          0.30%
BPB                                               Materials                 2,985          0.30%
MEPC                                               Finance                  2,919          0.29%
REXAM                                             Materials                 2,879          0.29%
ELECTROCOMPONENTS                             Capital Equipment             2,855          0.28%
PILKINGTON                                        Materials                 2,797          0.28%
SOUTHERN ELECTRIC                                   Energy                  2,710          0.27%
THORN                                           Consumer Goods              2,444          0.24%
BBA GROUP                                     Capital Equipment             2,417          0.24%
ANGLIAN WATER                                      Services                 2,395          0.24%
CARADON                                           Materials                 2,360          0.24%
RAILTRACK GROUP                                    Services                 2,255          0.22%
ARJO WIGGINS APPLETON                             Materials                 2,206          0.22%
IMI                                             Multi-Industry              2,194          0.22%
SEARS                                              Services                 2,170          0.22%
DE LA RUE                                          Services                 2,153          0.21%
JOHNSON MATTHEY                                 Multi-Industry              2,141          0.21%
PROVIDENT FINANCIAL                                Finance                  2,012          0.20%
BICC                                          Capital Equipment             1,996          0.20%

                                                                      INDEX MARKET
                                                                     CAPITALIZATION    WEIGHT IN
                                                                      (MILLIONS OF    MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)            (%)
------------------------------------------  ----------------------  ----------------  -----------
FKI                                           Capital Equipment             1,930          0.19%
LONRHO                                          Multi-Industry              1,894          0.19%
UNITED BISCUITS                                 Consumer Goods              1,793          0.18%
HAMMERSON                                          Finance                  1,762          0.18%
COATS VIYELLA                                   Consumer Goods              1,744          0.17%
LONDON ELECTRICITY                                  Energy                  1,728          0.17%
EAST MIDLANDS ELEC                                  Energy                  1,709          0.17%
UNIGATE                                         Consumer Goods              1,666          0.17%
HYDER                                              Services                 1,614          0.16%
SLOUGH ESTATES                                     Finance                  1,578          0.16%
VICKERS                                       Capital Equipment             1,572          0.16%
BOWTHORPE                                     Capital Equipment             1,491          0.15%
HARRISONS & CROSFIELD                           Multi-Industry              1,483          0.15%
CHUBB SECURITY                                     Services                 1,453          0.14%
TARMAC                                            Materials                 1,357          0.14%
RACAL ELECTRONICS                             Capital Equipment             1,281          0.13%
HEPWORTH                                          Materials                 1,181          0.12%
OCEAN GROUP                                        Services                 1,172          0.12%
SEDGWICK GROUP                                     Finance                  1,110          0.11%
T & N                                         Capital Equipment             1,108          0.11%
LAIRD GROUP                                   Capital Equipment             1,063          0.11%
RUGBY GROUP                                       Materials                 1,055          0.11%
NORTHERN ELECTRIC                                   Energy                  1,045          0.10%
GREAT PORTLAND ESTATES                             Finance                    995          0.10%
TAYLOR WOODROW                                Capital Equipment               974          0.10%
BARRATT DEVELOPMENTS                          Capital Equipment               962          0.10%
ENGLISH CHINA CLAYS                               Materials                   939          0.09%
DELTA                                         Capital Equipment               922          0.09%
COBHAM                                        Capital Equipment               890          0.09%
MEYER INTERNATIONAL                               Materials                   853          0.09%
WILLIS CORROON GROUP                               Finance                    834          0.08%
CALOR GROUP                                         Energy                    813          0.08%
WIMPEY (GEORGE)                               Capital Equipment               738          0.07%
MARLEY                                            Materials                   720          0.07%
LEX SERVICE                                        Services                   670          0.07%
WILSON (CONNOLLY) HLDGS                       Capital Equipment               503          0.05%
COURTAULDS TEXTILES                             Consumer Goods                471          0.05%
TRANSPORT DEVELOPMENT                              Services                   467          0.05%
ST JAMES'S PLACE CAP(NEW                           Finance                    413          0.04%
AMEC                                          Capital Equipment               346          0.03%
AMSTRAD                                       Capital Equipment               293          0.03%

                                                                      APPENDIX B

    The Fund intends to effect deliveries of Portfolio Securities on a basis of "T" plus three New York business days (i.e., days on which the New York Stock Exchange is open) in the relevant foreign market of each WEBS Index Series, except as discussed below. The ability of the Fund to effect in-kind redemptions within three New York business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays but "good" New York business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Fund from delivering securities within three New York business days.

    The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days for some WEBS Index Series, in certain circumstances, during 1997. The holidays applicable to each WEBS Index Series during 1997 are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each WEBS Index Series. The proclamation of new holidays, or the elimination of existing holidays, and changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

THE AUSTRALIA WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Australian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Australia Day                            --  January 27, 1997
Labour Day (1)                           --  March 10, 1997
Good Friday                              --  March 28, 1997
Easter Monday                            --  March 31, 1997
ANZAC Day                                --  April 25, 1997
Queens Birthday                          --  June 9, 1997
Bank Holiday (2)                         --  August 4, 1997
Labour Day (2)                           --  October 6, 1997
Melbourne Cup Day (1)                    --  November 4, 1997
Christmas Day                            --  December 25, 1997
Boxing Day                               --  December 26, 1997

    REDEMPTION. The Fund is not aware of a redemption request over any Australian holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

(1) Victoria only.

(2) NSW only.

THE AUSTRIA WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Austrian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Epiphany                                 --  January 6, 1997
Good Friday (1)                          --  March 28, 1997
Easter Monday                            --  March 31, 1997
Labour Day                               --  May 1, 1997
Ascension Day                            --  May 8, 1997
Whit Monday                              --  May 19, 1997
Corpus Christi                           --  May 29, 1997
Assumption Day                           --  August 15, 1997
Immaculate Conception                    --  December 8, 1997
Christmas Eve                            --  December 24, 1997
Christmas Day                            --  December 25, 1997
St. Stephen's Day                        --  December 26, 1997

    REDEMPTION. A redemption request over the following Austrian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

                                      REDEMPTION       REDEMPTION        SETTLEMENT
   DATE            HOLIDAY         REQUEST DATE (R)  SETTLEMENT DATE       PERIOD
----------  ---------------------  ----------------  ---------------  ----------------
 12/24/96   Christmas Eve              12/19/97         12/29/97           R + 10
 12/25/97   Christmas Day              12/22/97         12/30/97           R + 8
 12/26/97   St. Stephen's Day          12/23/97         12/31/97           R + 8

    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Austria WEBS Index Series.

(1) Exchange only.

THE BELGIUM WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Belgian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Good Friday (1)                          --  March 28, 1997
Easter Monday                            --  March 31, 1997
Labour Day                               --  May 1, 1997
Ascension Day                            --  May 8, 1997
Bank Holiday                             --  May 9, 1997
Whit Monday                              --  May 19, 1997
National Day                             --  July 21, 1997
Assumption Day                           --  August 15, 1997
Bank Holiday                             --  November 3, 1997
Remembrance Day                          --  November 11, 1997
Christmas Day                            --  December 25, 1997
Bridging Day                             --  December 26, 1997
New Years Eve (Exchange only)            --  December 31, 1997

    REDEMPTION. A redemption request over the following Belgian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

                                    REDEMPTION       REDEMPTION        SETTLEMENT
   DATE           HOLIDAY        REQUEST DATE (R)  SETTLEMENT DATE       PERIOD
----------  -------------------  ----------------  ---------------  ----------------
  12/25/97  Christmas Day            12/24/97          1/2/98            R + 9
  12/26/91  Bridging Day
  12/31/97  New Year's Eve
    1/1/98  New Year's Day

    In 1997, R + 9 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Belgium WEBS Index Series.

(1) Exchange only.

THE CANADA WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Canadian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Good Friday                              --  March 28, 1997
Victoria Day                             --  May 19, 1997
St. Jean Baptiste (1)                    --  June 24, 1997
Canada Day                               --  July 1, 1997
Civic Day (1)                            --  August 1, 1997
Labour Day                               --  September 1, 1997
Thanksgiving Day                         --  October 13, 1997
Remembrance Day                          --  November 11, 1997
Christmas Day                            --  December 25, 1997
Boxing Day                               --  December 26, 1997

    REDEMPTION. The Fund is not aware of a redemption request over any Canadian holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

(1) Except banks and Exchange in Quebec only.

THE FRANCE WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular French holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Good Friday                              --  March 28, 1997
Easter Monday                            --  March 31, 1997
Labour Day                               --  May 1, 1997
Victory Day                              --  May 8, 1997
Whit Monday                              --  May 19, 1997
Bastille Day                             --  July 14, 1997
Assumption Day                           --  August 15, 1997
Eve of Armistice Day                     --  November 10, 1997
Armistice Day                            --  November 11 1997
Christmas Day                            --  December 25, 1997

    REDEMPTION. The Fund is not aware of a redemption request over any French holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

THE GERMANY WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular German holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Epiphany (1)                             --  January 6, 1997
Monday before Lent (1)                   --  February 10, 1997
Shrove Tuesday (2)                       --  February 11, 1997
Good Friday                              --  March 28, 1997
Easter Monday                            --  March 31, 1997
Labour Day                               --  May 1, 1997
Ascension Day                            --  May 8, 1997
Whit Monday                              --  May 19, 1997
Local Holiday (3)                        --  May 20, 1997
Corpus Christi (1)                       --  May 29, 1997
Assumption Day (1)                       --  August 15, 1997
National Holiday                         --  October 3, 1997
Reformation Day (4)                      --  October 31, 1997
All Saints Day                           --  November 1, 1997
Christmas Eve                            --  December 24, 1997
Christmas Day                            --  December 25, 1997
St. Stephen's Day                        --  December 26, 1997
New Year's Eve                           --  December 31, 1997

    REDEMPTION. A redemption request over the following German holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

                                      REDEMPTION       REDEMPTION        SETTLEMENT
   DATE            HOLIDAY         REQUEST DATE (R)  SETTLEMENT DATE       PERIOD
----------  ---------------------  ----------------  ---------------  ----------------
  12/24/97  Christmas Eve              12/19/97             12/29/97       R + 10
  12/25/91  Christmas Day              12/22/97             12/30/97       R + 8
  12/26/97  St. Stephen's Day          12/23/97               1/2/98       R + 10
  12/31/97  New Year's Eve
    1/1/98  New Year's Day

    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Germany WEBS Index Series.

(1) Parts of Germany.

(2) Shortened trading hours.

(3) Frankfurt only.

(4) Banks only.

THE HONG KONG WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Hong Kong holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Lunar New Year's Day                     --  February 6, 1997
Lunar New Year's Day                     --  February 7, 1997
Lunar New Year's Day                     --  February 8, 1997
Good Friday                              --  March 28, 1997
Easter Monday                            --  March 31, 1997
Tuen Ng Festival                         --  June 9, 1997
Queen's Birthday Observed                --  June 30, 1997
SAR Establishment Day                    --  July 1, 1997
SAR Establishment Day                    --  July 2, 1997
Sino-Japanese War Victory Day            --  August 18, 1997
Chinese Mid-Autumn Festival              --  September 17, 1997
National Day                             --  October 1, 1997
National Day                             --  October 2, 1997
Chung Yeung Festival                     --  October 10, 1997
Christmas Day                            --  December 25, 1997
Christmas Holiday                        --  December 26, 1997

    REDEMPTION. The Fund is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

THE ITALY WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Italian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Epiphany                                 --  January 6, 1997
Easter Monday                            --  March 31, 1997
Liberation Day                           --  April 25, 1997
Labour Day                               --  May 1, 1997
Assumption Day                           --  August 15, 1997
Immaculate Conception                    --  December 8, 1997
Christmas Eve (1)                        --  December 24, 1997
Christmas Day                            --  December 25, 1997
St. Stephen's Day                        --  December 26, 1997

    REDEMPTION. A redemption request over the following Italian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

                                      REDEMPTION       REDEMPTION        SETTLEMENT
   DATE            HOLIDAY         REQUEST DATE (R)  SETTLEMENT DATE       PERIOD
----------  ---------------------  ----------------  ---------------  ----------------
  12/24/97  Christmas Eve              12/19/97         12/29/97           R + 10
  12/25/97  Christmas Day              12/22/97         12/30/97           R + 8
  12/26/97  St. Stephen's Day          12/23/97         12/31/97           R + 8

    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Italy WEBS Index Series.

(1) Exchange only.

THE JAPAN WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Japanese holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Bank Holiday                             --  January 2, 1997
Bank Holiday                             --  January 3, 1997
Adult's Day                              --  January 15, 1997
National Foundation Day                  --  February 11, 1997
Vernal Equinox Day                       --  March 20, 1997
Greenery Day                             --  April 29, 1997
Children's Day                           --  May 5, 1997
Ocean Day Observed                       --  July 21, 1997
Respect of the Aged Day                  --  September 15, 1997
Autumnal Equinox Day                     --  September 23, 1997
Sports Day                               --  October 10, 1997
Culture Day                              --  November 3, 1997
Labour Thanksgiving Day Observed         --  November 24, 1997
Emperor's Birthday                       --  December 23, 1997
Exchange Holiday                         --  December 31, 1997

    REDEMPTION. A redemption request over the following Japanese holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

                                        REDEMPTION       REDEMPTION        SETTLEMENT
   DATE             HOLIDAY          REQUEST DATE (R)  SETTLEMENT DATE       PERIOD
----------  -----------------------  ----------------  ---------------  ----------------
  12/31/97  Exchange Holiday             12/26/97          1/5/98            R + 10
    1/1/98  New Year's Day               12/29/97          1/6/98            R + 8
    1/2/98  First Weekday after New      12/30/97          1/7/98            R + 8
            Year's Day

    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Japan WEBS Index Series.

THE MALAYSIA WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Malaysian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Federal Territory Day                    --  February 1, 1997
Chinese New Year                         --  February 7, 1997
Chinese New Year                         --  February 8, 1997
Hari Raya Puasa (1)                      --  February 9, 1997
Hari Raya Puasa (1)                      --  February 10, 1997
Hari Raya Haji (1)                       --  April 18, 1997
Labour Day                               --  May 1, 1997
Awal Muharam                             --  May 8, 1997
Wesak Day                                --  May 21, 1997
Birthday of His Majesty                  --  June 7, 1997
Prophet Mohammed's Birthday              --  July 17, 1997
National Day                             --  August 31, 1997
Deepavali (1)                            --  October 30, 1997
Christmas Day                            --  December 25, 1997

    REDEMPTION. The Fund is not aware of a redemption request over any Malaysian holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

(1) Subject to change.

THE MEXICO (FREE) WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Mexican holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Constitution Day                         --  February 5, 1997
Benito Juarez Day                        --  March 21, 1997
Holy Wednesday (1)                       --  March 26, 1997
Holy Thursday                            --  March 27, 1997
Good Friday                              --  March 28, 1997
Workers Day                              --  May 1, 1997
Puebla's Battle                          --  May 5, 1997
Mother's Day (1)                         --  May 10, 1997
State of the Union Address Day           --  September 1, 1997
All Saint's Day                          --  November 2, 1997
Revolution Day                           --  November 20, 1997
Our Lady of Guadalupe Day                --  December 12, 1997
Christmas Eve (1)                        --  December 24, 1997
Christmas Day                            --  December 25, 1997
Banking's Year End                       --  December 30, 1997
Year End                                 --  December 31, 1997

    REDEMPTION. A redemption request over the following Mexican holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

                                        REDEMPTION       REDEMPTION        SETTLEMENT
   DATE             HOLIDAY          REQUEST DATE (R)  SETTLEMENT DATE       PERIOD
----------  -----------------------  ----------------  ---------------  ----------------
   3/21/97  Benito Juarez Day            3/20/97               3/31/97       R + 11
   3/26/97  Holy Wednesday               3/24/97                4/1/97       R + 8
   3/27/97  Holy Thursday                3/25/97                4/2/97       R + 8
   3/28/97  Good Friday
  12/25/97  Christmas Day                12/26/97               1/5/98       R + 10
  12/30/97  Banking's Year End           12/29/97               1/6/98       R + 8
  12/31/97  Year End

    In 1997, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Mexico (Free) WEBS Index Series.

(1) Half day.

THE NETHERLANDS WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Netherlands holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Good Friday                              --  March 28, 1997
Easter Monday                            --  March 31, 1997
Queen's Birthday                         --  April 30, 1997
Ascension Day                            --  May 8, 1997
Whit Monday                              --  May 19, 1997
Christmas Day                            --  December 25, 1997
Boxing Day                               --  December 26, 1997
Holiday                                  --  December 31, 1997

    REDEMPTION. A redemption request over the following Netherlands holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

                                    REDEMPTION       REDEMPTION        SETTLEMENT
   DATE           HOLIDAY        REQUEST DATE (R)  SETTLEMENT DATE       PERIOD
----------  -------------------  ----------------  ---------------  ----------------
  12/25/97        Christmas Day      12/24/97               1/2/98       R + 9
  12/26/97           Boxing Day
  12/31/97              Holiday
    1/1/98       New Year's Day

    In 1997, R+9 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Netherlands WEBS Index Series.

THE SINGAPORE (FREE) WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Singaporean holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Chinese New Year                         --  February 7, 1997
Chinese New Year                         --  February 8, 1997
Chinese New Year                         --  February 9, 1997
Chinese New Year (1)                     --  February 10, 1997
Good Friday                              --  March 28, 1997
Hari Raya Haji                           --  April 18, 1997
Labour Day                               --  May 1, 1997
Vesak Day                                --  May 21, 1997
National Day                             --  August 9, 1997
Deepavali                                --  October 31, 1997
Christmas Day                            --  December 25, 1997

    REDEMPTION. The Fund is not aware of a redemption request over any Singaporean holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

(1) Observance of Sunday's holiday.

THE SPAIN WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Spanish holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Epiphany                                 --  January 6, 1997
Holy Thursday                            --  March 27, 1997
Good Friday                              --  March 28, 1997
Labour Day                               --  May 1, 1997
Madrid Day                               --  May 2, 1997
San Isidro                               --  May 15, 1997
St. James' Day                           --  July 25, 1997
Assumption Day                           --  August 15, 1997
Immaculate Concepcion                    --  December 8, 1997
Christmas Eve (1)                        --  December 24, 1997
Christmas Day                            --  December 25, 1997

    REDEMPTION. The Fund is not aware of a redemption request over any Spanish holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

(1) Exchange only.

THE SWEDEN WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Swedish holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Epiphany                                 --  January 6, 1997
Good Friday                              --  March 28, 1997
Easter Monday                            --  March 31, 1997
Labour Day                               --  May 1, 1997
Ascension Day                            --  May 8, 1997
Whit Monday                              --  May 19, 1997
Midsummer Eve                            --  June 20, 1997
Christmas Eve                            --  December 24, 1997
Christmas Day                            --  December 25, 1997
Boxing Day                               --  December 26, 1997
New Year's Day                           --  December 31, 1997

    REDEMPTION. A redemption request over the following Swedish holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

                                    REDEMPTION       REDEMPTION        SETTLEMENT
   DATE           HOLIDAY        REQUEST DATE (R)  SETTLEMENT DATE       PERIOD
----------  -------------------  ----------------  ---------------  ----------------
  12/24/97  Christmas Eve            12/19/97             12/29/97       R + 10
  12/25/97  Christmas Day            12/22/97             12/30/97       R + 8
  12/26/97  Boxing Day               12/23/97               1/2/98       R + 10
  12/31/97  New Year's Eve
    1/1/98  New Year's Day

    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Sweden WEBS Index Series.

THE SWITZERLAND WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular Swiss (Zurich) holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Berchtoldstag                            --  January 2, 1997
Good Friday                              --  March 28, 1997
Easter Monday                            --  March 31, 1997
Labour Day                               --  May 1, 1997
Ascension Day                            --  May 8, 1997
Whit Monday                              --  May 19, 1997
National Day                             --  August 1, 1997
Knabenschiessen (1)                      --  September 15, 1997
Christmas Eve (1)                        --  December 24, 1997
Christmas Day                            --  December 25, 1997
St. Stephen's Day                        --  December 26, 1997

    REDEMPTION. A redemption request over the following Swiss holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

                                      REDEMPTION       REDEMPTION        SETTLEMENT
   DATE            HOLIDAY         REQUEST DATE (R)  SETTLEMENT DATE       PERIOD
----------  ---------------------  ----------------  ---------------  ----------------
  12/24/97  Christmas Eve              12/19/97             12/29/97       R + 10
  12/25/97  Christmas Day              12/22/97             12/30/97       R + 8
  12/26/97  St. Stephen's Day          12/23/97             12/31/97       R + 8

    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Switzerland WEBS Index Series.

(1) Banks close at 12PM.

THE UNITED KINGDOM WEBS INDEX SERIES

    REGULAR HOLIDAYS. The regular United Kingdom holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

New Year's Day                           --  January 1, 1997
Good Friday                              --  March 28, 1997
Easter Monday                            --  March 31, 1997
May Day                                  --  May 5, 1997
Spring Bank Holiday                      --  May 26, 1997
August Bank Holiday                      --  August 25, 1997
Christmas Day                            --  December 25, 1997
Boxing day                               --  December 26, 1997

    REDEMPTION. The Fund is not aware of a redemption request over any United Kingdom holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

                                                            APPENDIX C

World

Equity

Benchmark

Shares


A simple trade.

A sophisticated

investment.



[Logo]
Webs TM


THE CASE FOR INTERNATIONAL INDEX INVESTING

The emergence of the world marketplace, with growing interdependence between the economies of the United States and other developed and emerging countries, is a well-publicized story. But taking advantage of these investment opportunities can present investors with a wide, often confusing array of choices.

World Equity Benchmark Shares (WEBS) offer U.S. individual and institutional investors a flexible, relatively low-cost entry into international markets.

WHY INVEST INTERNATIONALLY?

Investors have long recognized that the U.S. economy and markets represent only a portion of the world's investment opportunities. As the chart at right shows, non-U.S. equities currently represent 60 percent of the world's market capitalization.

With this growth in opportunity has come increased interest from American investors.

    - Over $115 billion have been invested in international securities--both equities and fixed-income--in the three years ended December 31, 1995 by U.S. pension funds and other tax-exempt institutions. (1)

    - International markets often move in different directions from the U.S.--making them attractive as portfolio hedges.

    - For portfolio diversification, many financial advisers recommend a 10 to 40 percent international component, depending on the investor's objectives and risk tolerances.

                          STAYING AT HOME MEANS PASSING UP
                              60% OF THE WORLD'S MARKET!

              PERCENT OF TOTAL WORLD MARKET CAPITALIZATION AT YEAR END.

         [PIE CHART]                   [PIE CHART]              [PIE CHART]

          / /      /X/                 / /       /X/            / /       /X/
         56%       44%                 49%       51%            40%       60%
              1975                          1985                     1995

         / / U.S. equities             /X/ Non-U.S. equities

                     Source: Morgan Stanley Capital International

INDEX INVESTING: INSTITUTIONS ACTIVELY SEEK 'PASSIVE' MANAGEMENT FOR MARKET RETURNS

Broad based market indices, such as the S&P 500 in U.S., or the Morgan Stanley Capital International Indices for international markets, are the yardsticks used by most investors to judge portfolio performance. While the two basic investment management styles differ in their approach, both measure success using these and other yardsticks:

    - Active management--selecting and trading a portfolio of stocks based on which industries and companies will likely maximize performance. This approach may or may not outperform the relevant market index.

    - Passive management--the indexed approach--investing in a group of stocks that are intended to track the performance of a broad index. Indexing seeks to closely track a market's overall performance, not outperform it.

Over $600 billion of U.S. tax-exempt institutional assets are now invested in indexed portfolios,(2) which seek only to track an index, not outperform it. Investing internationally, however, is nothing if not challenging. Choosing which country or region offers the best opportunities at a given time can be perplexing. Since past performance can't guarantee future results, selecting the right active investment manager can be difficult, and purchasing individual international equities can be complicated and expensive; using an indexed approach reduces or eliminates the impact of these factors.

Consider these significant benefits of indexing:

    - Returns for actively managed portfolios as compared to their benchmark indices can fluctuate from year to year. As reported by Morningstar, 78% of actively managed mutual funds did not outperform the market over the last 10 years.

    - Indexed portfolios follow a consistent strategy--to replicate the market as nearly as possible--even if management personnel changes. An index investor does not have to worry that a successful portfolio manager will suddenly leave, or that a new manager will make major changes in strategy that can affect an actively managed portfolio's performance.

    - Indexing generally means lower costs for the investor, due to a relatively lower portfolio turnover rate and lower advisory fees than is the case for active management.

(1)      Source: INSTITUTIONAL INVESTOR, April 1996.

(2)      Source: PENSION & INVESTMENTS, February 19, 1996.


                         SINCE 1990, ALL INDEXED MUTUAL FUND
                        ASSETS HAVE INCREASED MORE THAN 800%.

                                     [BAR GRAPH]

         50-


                                                                     $40.9
         40-                                                         -----
Assets
in
billions
         30-
                                                            $23.3
                                                            -----
                                                 $19.9
         20-                                     -----
                                       $13.6
                                       -----

         10-                 $8.8
                             -----
                   $4.5
                   -----

          0----------------------------------------------------------------
                   1990      1991      1992      1993      1994      1995


          Source:  Financial Research Corporation

FOR MORE INFORMATION CALL 1 800 810-WEBS


VISIT OUR INTERNET SITE for information and daily prices and valuations http://websontheweb.com


Real-time IOPVs available on THE BLOOMBERG-Registered Trademark- WEBS(GO)


WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109


The investment return and principal value of a WEBS investment will fluctuate so that an investor's shares when sold, or Creation Unit(s) when redeemed, may be worth more or less than their original cost. There are special risks of international investing, including currency and political risks. For more information on WEBS, including a prospectus which details charges and expenses, please call 1-800-810-WEBS. Please read the prospectus carefully before you invest or send money.

Distributed by:  Funds Distributor Inc.

INDEXING IS A SIMPLE WAY TO ENTER THE WORLD MARKETPLACE

   Investing overseas involves special risks--such as exposure to currency fluctuations, foreign economic and political changes and markets that are generally more volatile, speculative and inefficient than U.S. markets. So, many institutional investors believe indexing is a common-sense approach to international investing, where picking a manager or individual securities may be more difficult.

      - U.S. pension funds, some of the country's most conservative investors, placed $13 billion, almost half, of their 1995 international equity investments into indexing.(1)

      - International indexed assets grew 15 percent in 1995, almost three times the growth rate of indexed assets overall, even after adjusting for market performance. Nearly 20 percent of equity indexed products in the U.S. were international at year end.(2)

      - International indexing simplifies an investor's choices. Rather than picking specific managers or securities, the choice is which countries--or regions--offer the best opportunities.

WEBS OFFER INTERNATIONAL FLEXIBILITY WITH INDEXED SIMPLICITY

   WEBS offer U.S. investors a simple, relatively inexpensive way to invest in overseas markets or regions through indexed investing and provide investment strategies previously available only to institutional investors.

      - WEBS are 17 country-specific series of securities listed and traded on the American Stock Exchange. Investing in WEBS provides immediate access to international markets, with daily liquidity in U.S. dollars.

      - Each WEBS Index Series invests in an optimized portfolio of ordinary foreign shares and seeks to track the performance of a specific Morgan Stanley Capital International (MSCI) Index.

      - Adding WEBS to a domestic equity portfolio may enhance return, lower volatility and reduce risk.

      - With share prices which ranged between $10-$20 as of 8/31/96, and relatively low operating expenses, WEBS give investors a relatively low-cost entry into international investing.*

      - WEBS are flexible. Available for 17 countries, WEBS allow an investor to build an international portfolio of equity index investments.

         ADDING INTERNATIONAL STOCKS TO A U.S. PORTFOLIO MAY ENHANCE RETURNS WHILE LOWERING VOLATILITY.

                                       Total Return    Risk (Standard Deviation)
                                       ------------    -------------------------
         100% International Stocks        16.08%                20.0%

         60% U.S. Stocks
           40% International Stocks       15.90%                15.2%

         100% U.S. Stocks                 15.80%                17.0%

         THE EFFICIENT FRONTIER CHART ABOVE SHOWS THAT OVER THE LAST TWENTY YEARS, A PORTFOLIO OF 60% U.S. STOCKS (S&P 500 INDEX) AND 40% INTERNATIONAL STOCKS (EAFE INDEX) ACHIEVED ENHANCED RETURNS AND REDUCED VOLATILITY.

         U.S. stocks are represented by the S&P 500 Index, a market-value-weighted benchmark of U.S. common stock performance. International stocks are represented by Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a market-weighted benchmark of international stock performance.

         The S&P 500 and EAFE Indices are unmanaged indices that unlike WEBS, do not incur expenses. This information is presented for illustrative purposes only and is not indicative of any specific investment. Actual investments may not be made in an index.

         Source:  Ibbotson Associates

         COUNTRY         AMEX SYMBOL      IOPV(1)

         Australia           EWA            WBJ
         Austria             EWO            INY
         Belgium             EWK            INK
         Canada              EWC            WPB
         France              EWD            WBF
         Germany             EWG            ING
         Hong Kong           EWH            INH
         Italy               EWI            INE
         Japan               EWJ            INJ


         COUNTRY         AMEX SYMBOL      IOPV(1)

         Malaysia            EWM            INM
         Mexico (Free)       EWW            INW
         Netherlands         EWN            INN
         Singapore (Free)    EWS            INR
         Spain               EWP            INP
         Sweden              EWD            WBD
         Switzerland         EWL            INL
         United Kingdom      EWU            INU

         (1) "INDICATIVE OPTIMIZED PORTFOLIO VALUES" (IOPVs) ARE CALCULATED USING REAL-TIME PRICES AND FX RATES AND ARE UPDATED EVERY 15 SECONDS BY BLOOMBERG-Registered Trademark-. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DESCRIPTION OF IOPV. IN MEXICO AND SINGAPORE, CERTAIN STOCKS HAVE RESTRICTIONS ON FOREIGN OWNERSHIP. MSCI CREATED (FREE) INDICES IN THOSE COUNTRIES WHICH ONLY INCLUDE INVESTABLE STOCKS FOR FOREIGNERS.

(1)  Source:  INSTITUTIONAL INVESTOR, April, 1996.
(2)  Source:  PENSION & INVESTMENTS, February 19, 1996.
--------------------------------------------------------------------------------
*  There is no guarantee that WEBS will maintain a $10-$20 price range.    10/96

WORLD
EQUITY
BENCHMARK
SHARES

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.


THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN JAPANESE
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.


For more information call
1 800 810-WEBS



VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com


Real-time IOPVs available on
The BLOOMBERG-Registered Trademark-
WEBS < GO >

SOURCE: MSCI


WEBS-TM-


JAPAN
ECONOMIC AND MARKET FACT SHEET

                              AMEX PRICE TICKER-JAPAN WEBS
                                           EWJ

----------------------------------------------------------------
                        ECONOMIC FACTS
----------------------------------------------------------------
GDP:  (12/95)(2)                                    $4.8 TR
Population:  (12/95)(2)                              125 MM
% Change in inflation rate:  (5/31/95-5/31/96)(1)       0.4
Exchange rate for YEN to USD (10/2/96)(3):              112
10-year Interest rates (5/31/96)(1):                    3.14
Unemployment as of 8/96(3):                             3.3%
Real GDP growth 1994(1):                                0.5%
Real GDP growth 1995(1):                                0.8%

(1) Morgan Stanley & Co.
(2) The Economist Intelligence Unit, Ltd.
(3) THE ECONOMIST

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

---------------------------------------------------------------
         TOP 10 HOLDINGS-JAPAN WEBS INDEX SERIES
----------------------------------------------------------------
                                    % OF        MARKET VALUE
  STOCK NAME                    INDEX SERIES        (US$)
----------------------------------------------------------------
 1. Bank of Tokyo-Mitsubishi      4.903         5,236,363.64
 2. Toyota Motor Corp.            4.603         4,913,131.31
 3. Sumitomo Bank                 2.703         2,885,387.21
 4. Fuji Bank LTD                 2.639         2,818,585.86
 5. Industrial Bank of Japan      2.513         2,682,828.28
 6. Nomura Securities Co.         1.862         1,987,878.79
 7. Matsushita Electric           1.698         1,813,333.33
 8. Sakura Bank LTD               1.681         1,793,939.39
 9. Hitachi LTD                   1.525         1,629,090.91
10. Sony Corp                     1.419         1,514,882.15

Source: Barclays Global Fund Advisors          As of 9/30/96


----------------------------------------------------------------
                       MARKET FACTS
----------------------------------------------------------------

Total Market Cap:  (3/96)                           $3,825 BN
Listed companies:  (12/94)                           1,689
U.S. flow of funds  1994                            $14,724 MM
into Japan:         1995                            $19,817 MM

               -----------------------------
               AVERAGE DAILY VALUE OF TRADES
               -----------------------------
           DATE                         US$ MILLIONS
          ------                        ------------
           1990........................  5150.376800
           1991........................  3291.729200
           1992........................  1907.906800
           1993........................  3171.906800
           1994........................  3439.585600
           1995........................  3536.001600

Source: Morgan Stanley & Co. as of 9/96

----------------------------------------------------------------
JAPAN-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
----------------------------------------------------------------
      INDUSTRY                           % OF MARKET
      --------                           -------------
1.    Banking                                22.50
2.    Automobiles                             5.40
3.    Merchandising                           4.80
4.    Utilities - Electrical and Gas          4.40
5.    Appliances and Household Durables       4.10
      Chemicals                               4.10

Source: Morgan Stanley & Co. as of 11/30/95

------------------------------------------------------------------------
HISTORIC MSCI JAPAN INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
------------------------------------------------------------------------

                 RETURNS
   DATE          US $
  ------        --------
   12/31/91     3966.562
    1/31/92     3782.777
    2/29/92     3466.918
    3/31/92     3091.078
    4/30/92     2900.782
    5/31/92     3132.831
    6/30/92     2846.388
    7/31/92     2813.809
    8/31/92     3312.305
    9/30/92     3232.899
   10/31/92     3082.766
   11/30/92     3162.409
   12/31/92     3115.662
    1/31/93     3105.501
    2/28/93     3239.948
    3/31/93     3695.734
    4/30/93     4352.617
    5/31/93     4472.500
    6/30/93     4410.467
    7/31/93     4689.795
    8/31/93     4792.080
    9/30/93     4564.283
   10/31/93     4543.501
   11/30/93     3789.422
   12/31/93     3909.592
    1/31/94     4540.798
    2/28/94     4748.406
    3/31/94     4545.271
    4/30/94     4739.007
    5/31/94     4842.752
    6/30/94     5081.589
    7/31/94     4899.088
    8/31/94     4932.447
    9/30/94     4810.686
   10/31/94     4942.594
   11/30/94     4693.874
   12/31/94     4747.746
    1/31/95     4470.851
    2/28/95     4254.928
    3/31/95     4646.453
    4/30/95     4873.202
    5/31/95     4570.961
    6/30/95     4352.535
    7/31/95     4698.954
    8/31/95     4510.052
    9/30/95     4548.309
   10/31/95     4293.919
   11/30/95     4548.072
   12/31/95     4780.592
    1/31/96     4717.769
    2/29/96     4633.774
    3/31/96     4797.306
    4/30/96     5070.059
    5/31/96     4809.133
    6/30/96     4834.575
    7/31/96     4618.082
    8/31/96     4411.681
    9/30/96     4564.533



The above chart is intended to represent the historical performance of the Japan MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Japan Index currently consists of 317 stocks with an aggregate market capitalization of $2,124.1 billion; it represents approximately 60.1% of Japan's total market capitalization. The Japan Index reflects the reinvestment of net dividends. The MSCI Japan Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

Source: MSCI

[GRAPHIC]
12 am
NEW YORK

[GRAPHIC]
2 pm
TOKYO

CAPITAL:
Tokyo

PRINCIPAL SOURCE OF IMPORTS
(EST. 1995):
US 22.4%;
China 10.7%;
South Korea 5.2%.

PRINCIPAL IMPORTS:
Mineral fuels, foodstuffs,
metal ores, machinery and
transport equipment.

PRINCIPAL EXPORT CUSTOMERS
(EST. 1995): US 28.1%; South Korea 7.0%;
Taiwan 6.5%.

PRINCIPAL EXPORTS:
Machinery and transportation
equipment, metal products,
textiles, chemicals.

SOURCE:
The Economist Intelligence Unit, Ltd.


WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109


The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS, including
a prospectus which details charges and
expenses, please call 1-800-810-WEBS.
Please read the prospectus carefully
before you invest.

Distributed by:
Funds Distributor Inc.

------------------------------------------------------------------------------
Japan's economy is the second largest in the world after that of the U.S. Partial deregulation of its financial markets was introduced to alleviate the ever worsening imbalance of bilateral trade. It is hoped that this measure will alleviate the problem and stimulate imports. Japan imports much of its energy resources (oil and gas) and is beginning to rely more on nuclear power. Education is universal for children ages 6 and up, although the majority of the population sends children from 3 to 5 to preschool. Nearly everyone in Japan is insured under plans covering health, welfare, annuities, unemployment and/or industrial accidents.

Business sentiment has been weak in recent times. Inflation is developing moderately (-.1% in 1995 and .2% in 1996)(1), but is not considered to be a problem. The depreciation of the Yen (September 1995) has caused inflation to stabilize. Competition in the retail sector has become more fierce as a result of deregulation of the entry requirements for large supermarkets (discount stores). Appreciation of the Japanese Yen in the mid-1990s had caused the price of imported goods to fall for several years. Thus, foreign inputs (raw materials) became cheaper for Japanese producers, as did imported finished goods. This triggered productivity improvements and had considerable impact on price trends. Japan increased the Value Added Tax (VAT) from 3% to 5% on April 1, 1996(1). There is a question as to whether the retailers will pass the price increase to their clients (given the growing competition) or absorb all or some of the increase themselves. GDP is on the rise moving from
 .8% in 1995 to a forecasted 3.4% for 1996.(1)

(1) Barclays Global Fund Advisors.

--------------------------------------------------------------------------------

World
Equity
Benchmark
Shares

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.



THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN GERMAN
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.


For more information call
1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com

Real-time IOPVs available on
The BLOOMBERG -Registered Trademark-
WEBS < GO >

SOURCE: MSCI

WEBS-TM-


GERMANY
ECONOMIC AND MARKET FACT SHEET

                                  AMEX PRICE TICKER-GERMANY WEBS
                                               EWG

-------------------------------------------------------------
                       ECONOMIC FACTS
-------------------------------------------------------------
GDP:  (12/95)(1)                                   $2.4 TR
Population:  (12/95)(1)                            81.5 MM
% Change in inflation rate:  (5/31/95-5/31/96)(2)      1.5
Exchange rate for DM to USD (10/2/96)(3):              1.53
10-year Interest rates (5/31/96)(2):                   6.52
Unemployment as of 8/96(3):                           10.2%
Real GDP growth 1994(2):                               3.0%
Real GDP growth 1995(2):                               1.9%

(1) The Economist Intelligence Unit, Ltd.
(2) Morgan Stanley & Co.
(3) THE ECONOMIST

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

-------------------------------------------------------------
        TOP 10 HOLDINGS-GERMANY WEBS INDEX SERIES
-------------------------------------------------------------

-------------------------------------------------------------
                             % OF               MARKET VALUE
STOCK NAME               INDEX SERIES               (US$)
-------------------------------------------------------------
   1.  Allianz Holding        10.720            1,766,267.82
   2.  Siemens                 7.044            1,160,544.17
   3.  Daimler-Benz            6.677            1,100,147.52
   4.  Veba                    6.231            1,026,743.16
   5.  Muenchener Rueck        5.507              907,392.23
   6.  Deutsche Bank           5.322              876,800.52
   7.  Basf Ag                 4.966              818,226.52
   8.  Bayer Ag                4.903              807,736.44
   9.  Dresdner Bank           4.162              685,776.10
  10.  MannesMann Ag           3.642              600,032.78

Source: Barclays Global Fund Advisors           As of 9/30/96

-------------------------------------------------------------
                       MARKET FACTS
-------------------------------------------------------------
Total Market Cap:  (3/96)                           $577 BN
Listed companies:  (12/94)                          1,467
U.S. flow of funds:  1994                           $1,438 MM
                     1995                           $510 MM

              -----------------------------
              AVERAGE DAILY VALUE OF TRADES
              -----------------------------
           DATE                     US$ MILLIONS
          ------                    ------------
           1990..................... 2034.826800
           1991..................... 1451.932800
           1992..................... 1816.822000
           1993..................... 2379.772400
           1994..................... 2368.415600
           1995..................... 2375.744800

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
GERMANY-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------
        INDUSTRY                             % OF MARKET
        --------                             -----------
1.      Insurance                               18.20
2.      Banking                                 13.80
3.      Utilities - Electrical and Gas          10.90
4.      Automobiles                             10.20
5.      Chemicals                                9.00

Source: Morgan Stanley & Co. as of 11/30/95

-------------------------------------------------------------
HISTORIC MSCI GERMANY INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
-------------------------------------------------------------

                 RETURNS
     DATE          US $
   --------      --------
   12/31/91       988.634
    1/31/92       995.286
    2/29/92      1020.006
    3/31/92       997.615
    4/30/92       993.006
    5/31/92      1055.884
    6/30/92      1074.267
    7/31/92      1015.419
    8/31/92      1014.667
    9/30/92       975.183
   10/31/92       907.344
   11/30/92       901.590
   12/31/92       887.096
    1/31/93       916.062
    2/28/93       963.230
    3/31/93       990.420
    4/30/93       976.723
    5/31/93       974.039
    6/30/93       941.801
    7/31/93       972.932
    8/31/93      1081.322
    9/30/93      1099.445
   10/31/93      1164.825
   11/30/93      1137.197
   12/31/93      1203.221
    1/31/94      1168.045
    2/28/94      1146.115
    3/31/94      1185.801
    4/30/94      1256.865
    5/31/94      1184.245
    6/30/94      1187.716
    7/31/94      1246.162
    8/31/94      1291.912
    9/30/94      1215.238
   10/31/94      1283.022
   11/30/94      1215.598
   12/31/94      1259.350
    1/31/95      1235.444
    2/28/95      1340.140
    3/31/95      1309.380
    4/30/95      1364.825
    5/31/95      1376.162
    6/30/95      1415.046
    7/31/95      1498.805
    8/31/95      1417.770
    9/30/95      1437.285
   10/31/95      1419.740
   11/30/95      1422.515
   12/31/95      1466.015
    1/31/96      1529.263
    2/29/96      1542.809
    3/31/96      1536.866
    4/30/96      1480.766
    5/31/96      1501.909
    6/30/96      1532.459
    7/31/96      1536.742
    8/31/96      1572.090
    9/30/96      1582.271


The above chart is intended to represent the historical performance of the Germany MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Germany Index consists of 69 stocks with an aggregate market capitalization of $377.1 billion; it represents approximately 62.7% of Germany's total market capitalization. The Germany Index reflects the reinvestment of net dividends. The MSCI Germany Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

Source: MSCI

----------------------------------------------------------------

12 am
NEW YORK

6 am
FRANKFURT

CAPITAL:
Berlin

PRINCIPAL SOURCE OF IMPORTS
(1994):
(EU 55.4%), France 11.0%
Italy 8.4%, Netherlands 8.2%

PRINCIPAL IMPORTS:
Food, energy products, electrical
products, autos, apparel

PRINCIPAL EXPORT CUSTOMERS
(1994):
(EU 55.7%), France 12%,
UK 8.0%, US 7.9%

PRINCIPAL EXPORTS:
Chemicals, autos, iron and steel,
electrical products

SOURCE:
The Economist Intelligence Unit, Ltd.
US Department of State

WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109

The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

DISTRIBUTED BY:
Funds Distributor Inc.

-------------------------------------------------------------
Germany ranks among the world's most important economic powers. With a strong, competitive economy, Germany possesses abundant human capital, low corporate debt burdens, and cooperative government-industry relations.

In 1994, the German economy turned the corner on recovery, with GDP increasing by 3%(1). This recovery was led by the eastern states, areas formerly part of the GDR (East Germany), which had a 10% growth in GDP(1). More recently, in order to alleviate the economic sluggishness in late 1995 and early 1996, the German Central Bank lowered interest rates to post-WWII lows.

Major components of German industry include motor vehicles, machinery, chemicals, and heavy electrical equipment. The economy is heavily export oriented, with one-third of its national output going to the external sector. Japan and the US are its two major trading partners outside of the EU. Foreign investment is encouraged; the US is Germany's largest source of foreign investment.

In the last year, Germany has seen a surge in the value of the currency, excessive wage settlements, a slowdown in overseas export activity and a tax related drop in construction activity. The slowdown of the economy and the strength of the Deutschmark in late 1995 had a beneficial impact on inflation and it fell, below estimates, to 1.6%(2). In April 1996, the Bundesbank eased monetary policy and reduced the key discount rate to 2.5%(3). Unemployment had increased sharply in the last few years, but is expected to decrease slightly from 10.3% in 1996 to 10% in 1997(2). Labor market reforms are being implemented to make the market more flexible and to address the very serious unemployment crisis. Consumer expenditure should get a boost from a recent reduction in personal taxes.

(1) US Department of State/CIA Factbook
(2) Barclays Global Fund Advisors
(3) PaineWebber Research

----------------------------------------------------------------

WORLD
EQUITY
BENCHMARK
SHARES

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.

THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN FRENCH
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.

For more information call
1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com


Real-time IOPVs available on
The BLOOMBERG-Registered Trademark-
WEBS  < GO >

SOURCE: MSCI

WEBS -TM-


FRANCE
ECONOMIC AND MARKET FACT SHEET
                                    AMEX PRICE TICKER-FRANCE WEBS
                                                 EWQ
------------------------------------------------------------------
                         ECONOMIC FACTS
------------------------------------------------------------------

GDP:  (12/95)(1)                                        $1.5 TR
Population:  (12/95)(1)                                 58.1 MM
% change in inflation rate:  (5/31/95-5/31/96)(2)           2.4
Exchange rate FRANC to USD (10/2/96)(3):                   5.17
10-year Interest rates (5/31/96)(2):                       6.51
Unemployment as of 8/96(3):                                12.6%
Real GDP growth 1994(2):                                    2.9%
Real GDP growth 1995(2):                                    2.2%

(1) The Economist Intelligence Unit, Ltd.
(2) Morgan Stanley & Co.
(3) THE ECONOMIST

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

------------------------------------------------------------------
           TOP 10 HOLDINGS-FRANCE WEBS INDEX SERIES
------------------------------------------------------------------

------------------------------------------------------------------
                                % OF            MARKET VALUE
STOCK NAME                  INDEX SERIES           (US$)
------------------------------------------------------------------
   1. L'Oreal                  6.374            514,700.90
   2. Carrefour                5.959            480,241.22
   3. Elf Aquitaine            5.822            469,537.42
   4. Lvmh (Moet Henne)        5.329            430,046.98
   5. Total SA-B               5.126            413,489.95
   6. Gen Des Eaux             3.602            290,214.58
   7. Alcatel Alsthom          3.513            283,512.71
   8. Air Liquide              3.330            268,462.10
   9. ST Gobain                3.159            256,333.25
  10. AXA SA                   3.126            251,956.06

Source: Barclays Global Fund Advisors     As of 9/30/96

-------------------------------------------------------------
                       MARKET FACTS
-------------------------------------------------------------

Total Market Cap:  (3/96)                        $565 BN
Listed companies:  (12/94)                       922
U.S. flow of funds:     1994                     $2,094 MM
                        1995                     $1,457 MM


               ------------------------------
                AVERAGE DAILY VALUE OF TRADES
               ------------------------------
            DATE                    US$ MILLIONS
           ------                   ------------
            1990..................  4842.54800
            1991..................  4490.16000
            1992..................  4995.16400
            1993..................  6871.20400
            1994..................  8082.78400
            1995..................  8526.44000

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
FRANCE-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------
        INDUSTRY                         % OF MARKET
        --------                         -----------

1.      Energy Sources                     10.60
2.      Banking                            10.50
3.      Merchandising                       8.80
4.      Health And Personal Care            7.20
5.      Beverages And Tobacco               6.80

Source: Morgan Stanley & Co. as of 11/30/95

-------------------------------------------------------------------------
HISTORIC MSCI FRANCE INDEX PERFORMANCE-FOR 5 YEAR PERIOD
ENDING 9/30/96
-------------------------------------------------------------------------

     DATE         US $
   --------     --------
   12/31/91     1059.771
    1/31/92     1062.993
    2/29/92     1105.795
    3/31/92     1092.798
    4/30/92     1149.346
    5/31/92     1197.999
    6/30/92     1180.948
    7/31/92     1131.542
    8/31/92     1142.002
    9/30/92     1178.097
   10/31/92     1080.413
   11/30/92     1062.233
   12/31/92     1089.535
    1/31/93     1061.497
    2/28/93     1153.679
    3/31/93     1206.607
    4/30/93     1189.298
    5/31/93     1158.514
    6/30/93     1141.261
    7/31/93     1155.302
    8/31/93     1255.755
    9/30/93     1244.599
   10/31/93     1255.410
   11/30/93     1216.283
   12/31/93     1317.406
    1/31/94     1368.796
    2/28/94     1342.838
    3/31/94     1281.673
    4/30/94     1338.385
    5/31/94     1275.414
    6/30/94     1226.094
    7/31/94     1347.192
    8/31/94     1354.215
    9/30/94     1262.532
   10/31/94     1307.509
   11/30/94     1293.480
   12/31/94     1249.100
    1/31/95     1219.842
    2/28/95     1240.216
    3/31/95     1403.556
    4/30/95     1417.692
    5/31/95     1433.488
    6/30/95     1409.365
    7/31/95     1473.642
    8/31/95     1379.802
    9/30/95     1353.736
   10/31/95     1374.479
   11/30/95     1367.688
   12/31/95     1425.423
    1/31/96     1483.309
    2/29/96     1500.650
    3/31/96     1545.378
    4/30/96     1573.314
    5/31/96     1555.844
    6/30/96     1583.799
    7/31/96     1539.640
    8/31/96     1507.843
    9/30/96     1590.954


The above chart is intended to represent the historical performance of the France MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI France Index consists of 74 stocks with an aggregate market capitalization of $341.5 billion; it represents approximately 65.1% of France's total market capitalization. The France Index reflects the reinvestment of net dividends. The MSCI France Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

Source:MSCI

------------------------------------------------

12am
NEW YORK

6am
PARIS


CAPITAL:
Paris

PRINCIPAL SOURCE OF IMPORTS
(1995): Germany 18.5%, Italy 10%,
Belg/Lux 9.0%, UK 8.0%, US 7.8%

PRINCIPAL IMPORTS:
Crude petroleum, electronics, machinery, chemicals, autos and parts, agricultural produce, foodstuffs

PRINCIPAL EXPORT CUSTOMERS
(1995): Germany 17.7%, Italy 9.6%, UK
9.3%, Belg/Lux 8.5%, Spain 7.3%

PRINCIPAL EXPORTS:
Chemicals, autos, aircraft, foodstuffs, machinery

SOURCE:
The Economist Intelligence Unit, Ltd.
US Dept. of State/CIA Fact Book

WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109

The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

Distributed by:
Funds Distributor Inc.

--------------------------------------------------------------------------------

France is the fourth-largest Western industrialized economy. It has substantial agricultural resources, a diversified modern industrial system, and a highly skilled work force. Government policy stresses investment and maintenance of fiscal and monetary stability. Its policies generally keep France's inflation rate low relative to other European economies.(1)

Industrial production generates about one third of GDP and employs about one third of the workforce, a relationship similar to those of other highly industrialized nations. Primary industries include steel and related products, aluminum, chemicals, and mechanical and electrical goods. The nation has well-developed telecommunications, aerospace, and weapons sectors. With virtually no domestic oil production, France generates about 75% of its electrical energy utilizing nuclear power.(1)

As the second largest trading nation in Western Europe (after Germany), France experienced two successive record years for trade surplus during 1993 and 1994. France is also the leading agricultural producer in Western Europe, and is one of the world's major exporters of dairy products, wheat, and wine.(1)

France's biggest problem is reducing its deficit to 4% of GDP by the end of 1996.(2) The deficit reduction plan has resulted in wage freezes, tax increases, and postponement of payments to the unemployment insurance fund.

A major change in the government following the general election (a move from a Socialist president to a Center-Right president) has upset the economy. Consumer spending has fallen, as have the volume of both imports and exports. The rate of inflation has remained stable at 2% and is expected to continue at this level.(2) The Bank of France was able to resume its policy of gradual interest rate cuts with a 10 basis point reduction to 3.25% in September, 1996.(3) The government has also announced plans for tax cuts. The low level of interest rates is important to the goal of increasing consumption. Savings deposits are yielding 2.5%, the lowest in 30 years.(3)


(1) US Department of State
(2) Barclays Global Fund Advisors
(3) PaineWebber Research

-----------------------------

World
Equity
Benchmark
Shares

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.


THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN HONG KONG
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.


For more information call
1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com


Real-time IOPVs available on
The BLOOMBERG-Registered Trademark-
WEBS < GO >

SOURCE: MSCI

WEBS-TM-


HONG KONG
ECONOMIC AND MARKET FACT SHEET

                                AMEX PRICE TICKER-HONG KONG WEBS
                                              EWH

----------------------------------------------------------------
                      ECONOMIC FACTS
----------------------------------------------------------------

GDP:  (12/95)(1)                                  $143.7 BN
Population:  (12/95)(1)                             6.19 MM
% Change in inflation rate:  (5/31/95-5/31/96)(2)   8.7
Exchange rate HKD to USD (10/2/96)(3):              7.73
10-year Interest rates (5/31/96)(2):                7.74
Unemployment as of 12/95:(2)                        2.3%
Real GDP growth 1994:(2)                            5.5%
Real GDP growth 1995:(2)                            4.6%

(1) The Economist Intelligence Unit, Ltd.
(2) Morgan Stanley & Co.
(3) THE ECONOMIST

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

----------------------------------------------------------------
         TOP 10 HOLDINGS-HONG KONG WEBS INDEX SERIES
----------------------------------------------------------------

----------------------------------------------------------------
                                 % OF           MARKET VALUE
STOCK NAME                    INDEX SERIES           (US$)
----------------------------------------------------------------

  1.  Sun Hung Kai Properties      14.304       1,191,258.24
  2.  Hutchison Whampo             12.919       1,075,908.44
  3.  Hong Kong Telecom            10.435         869,002.97
  4.  Hang Seng Bank                9.168         763,481.18
  5.  Cheung Kong                   4.435         369,326.26
  6.  Bank of East Asia             4.382         364,960.56
  7.  Swire Pacific                 4.301         358,205.10
  8.  Hong Kong China GS            4.084         341,121.17
  9.  New World Development         4.045         336,014.48
 10.  China Light+Power             4.025         335,186.86

Source: Barclays Global Fund Advisors              As of 9/30/96

----------------------------------------------------------------
                       MARKET FACTS
----------------------------------------------------------------

Total Market Cap:  (3/96)                           $310 BN
Listed companies:  (12/94)                          529
U.S. flow of funds:  1994                           $2,405 MM
                     1995                           $2,182 MM

              -----------------------------
              AVERAGE DAILY VALUE OF TRADES
              -----------------------------
           DATE                     US$ MILLIONS
          ------                    ------------
           1990....................   138.304400
           1991....................   154.386800
           1992....................   314.578000
           1993....................   529.146400
           1994....................   504.228400
           1995....................   383.328000

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
HONG KONG-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------
        INDUSTRY                             % OF MARKET
        --------                             -----------
1.      Real Estate                              35.10
2.      Multi-Industry                           20.70
3.      Banking                                  13.30
4.      Telecommunications                       12.00
5.      Utilities - Electrical And Gas            8.50

Source: Morgan Stanley & Co. as of 11/30/95

-------------------------------------------------------------
HISTORIC MSCI HONG KONG INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
-------------------------------------------------------------

                        RETURNS
          DATE           US $
        --------       --------
        12/31/91       5164.178
         1/31/92       5644.313
         2/29/92       6109.986
         3/31/92       6112.923
         4/30/92       6597.105
         5/31/92       7556.184
         6/30/92       7662.887
         7/31/92       7318.603
         8/31/92       6991.373
         9/30/92       6942.835
        10/31/92       7824.082
        11/30/92       7237.927
        12/31/92       6831.439
         1/31/93       7123.269
         2/28/93       7856.734
         3/31/93       7883.543
         4/30/93       8486.436
         5/31/93       9217.533
         6/30/93       8889.830
         7/31/93       8725.309
         8/31/93       9361.348
         9/30/93       9556.777
        10/31/93      11777.211
        11/30/93      11611.260
        12/31/93      14803.508
         1/31/94      14248.961
         2/28/94      12757.049
         3/31/94      11383.062
         4/30/94      11431.097
         5/31/94      12221.517
         6/30/94      11231.049
         7/31/94      12127.589
         8/31/94      12815.379
         9/30/94      12269.838
        10/31/94      12362.355
        11/30/94      10860.844
        12/31/94      10525.347
         1/31/95       9288.477
         2/28/95      10713.015
         3/31/95      10986.928
         4/30/95      10676.925
         5/31/95      12083.073
         6/30/95      11888.439
         7/31/95      12129.591
         8/31/95      11728.629
         9/30/95      12430.729
        10/31/95      12457.586
        11/30/95      12491.768
        12/31/95      12900.569
         1/31/96      14563.338
         2/29/96      14400.972
         3/31/96      14414.343
         4/30/96      14447.636
         5/31/96      14881.295
         6/30/96      14536.344
         7/31/96      13874.534
         8/31/96      14328.768
         9/30/96      15306.613


The above chart is intended to represent the historical performance of the Hong Kong MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Hong Kong Index consists of 38 stocks with an aggregate market capitalization of $183.8 billion; it represents approximately 59.2% of Hong Kong's total market capitalization. The Hong Kong Index reflects the reinvestment of net dividends. The MSCI Hong Kong Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

Source: MSCI

----------------------------------------------------------------

[GRAPHIC]
12 am
NEW YORK

[GRAPHIC]
1 pm
HONG KONG

PRINCIPAL SOURCE OF IMPORTS
(1995):
Japan 21%, US 11%,
Taiwan 9%, China 7.0%

PRINCIPAL IMPORTS:
Foodstuffs, transportation
equipment, raw materials,
petroleum

PRINCIPAL EXPORT CUSTOMERS:
(1995):
China 27.4%, US 26.4%,
Germany 5.3%, Singapore 5.3%

PRINCIPAL EXPORTS:
Clothing and textiles, watches
and clocks, electronics

SOURCE:
The Economist Intelligence Unit, Ltd.

WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109

The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

DISTRIBUTED BY:
Funds Distributor Inc.

----------------------------------------------------------------
China will have a greater influence on Hong Kong after July 1, 1997, when Britain will transfer control of the territory to China. While the transition to Chinese control in 1997 is cause for concern and the Hong Kong market is considered to involve a high degree of risk, Hong Kong is one of the world's leading business centers because of its open economic policies, a stable government, ready availability of professional financial and insurance services, efficient communications and transportation networks, and well-established legal and accounting systems. It is an important regional financial and banking center, with 85 of the world's top 100 banks doing business there, a major stock market, the world's fifth largest foreign exchange market, and a flourishing insurance industry.

The economy is fundamentally service based, and Hong Kong is the 10th largest exporter of services in the world. The service sector contributes 83% of GDP and employs 80% of workers.(1)

As of June 1996, the government forecast for GDP growth in 1996 was 4.7%,(1) compared to 4.6% for 1995.(2) The most recent inflation and unemployment statistics show improvements over 1995, with inflation running at 6.1% from January 1996 through August 1996, compared to 8.7% for 1995.(1) Retail sales reversed a declining trend during the first half of 1996, led by automobiles and consumer durable goods.

The GDP growth rate touched a low of 3.1% in the first quarter.(3) Unemployment fell below the 3% mark in July for the first time in 14 months. Inflation is at 6.8% in the first half of 1996(3). There has been a surge in tourism which, together with a shift in trade towards offshore trading and a continued increase in exports of financial and other business products, should contribute to promote robust growth in exports of services in late 1996.

(1) Hong Kong Trade Development Council
(2) Morgan Stanley & Co.
(3) Barclays Global Fund Advisors

----------------------------------------------------------

WORLD
EQUITY
BENCHMARK
SHARES

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.



THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN AUSTRALIAN
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.


For more information call
1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com

Real-time IOPVs available on
The BLOOMBERG-Registered Trademark-
WEBS < GO >

SOURCE: MSCI

WEBS-TM-

AUSTRALIA
ECONOMIC AND MARKET FACT SHEET

                             AMEX PRICE TICKER-AUSTRALIA WEBS
                                               EWA

-------------------------------------------------------------
                       ECONOMIC FACTS
-------------------------------------------------------------

GDP:  (12/95)(1)                                      $347 BN
Population:  (12/95)(1)                               18.1 MM
% change in inflation rate:  (5/31/95-5/31/96)(2)       3.7
Exchange rate AUSD to USD (10/2/96)(3)                 1.26
10-year interest rates (5/31/96)(2):                   8.92
Unemployment as of 8/96(3):                            8.8%
Real GDP growth 1994(2):                               5.2%
Real GDP growth 1995(2):                               3.1%

(1) The Economist Intelligence Unit, Ltd.
(2) Morgan Stanley & Co.
(3) THE ECONOMIST

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

-------------------------------------------------------------
        TOP 10 HOLDINGS-AUSTRALIA WEBS INDEX SERIES
-------------------------------------------------------------

-------------------------------------------------------------
                             % OF               MARKET VALUE
STOCK NAME               INDEX SERIES               (US$)
-------------------------------------------------------------
  1.   Broken Hill Properties   16.564           1,679,194.82
  2.   National Bank Australia  10.485           1,066,085.36
  3.   WestPac Banking           7.198             729,645.04
  4.   News Corp                 6.753             684,603.03
  5.   Western Mining Corp       4.442             450,301.47
  6.   Coca-Cola Amatil          4.405             446,582.58
  7.   CRA LTD                   3.118             323,226.41
  8.   Coles Meyer               2.723             276,020.32
  9.   Fosters Brewing           2.667             270,319.35
 10.   Lend Lease Corp           2.640             267,640.96

Source: Barclays Global Fund Advisors           As of 9/30/96

-------------------------------------------------------------
                       MARKET FACTS
-------------------------------------------------------------

Total Market Cap:  (3/96)                           $271 BN
Listed companies:  (12/94)                     1,186
U.S. flow of funds:  1994                           $1,442 MM
                     1995                           $957 MM

              -----------------------------
              AVERAGE DAILY VALUE OF TRADES
              -----------------------------
           DATE                     US$ MILLIONS
          ------                    ------------
           1990......................160,744,000
           1991......................186,746,000
           1992......................182,308,000
           1993......................271,167,000
           1994......................379,635,000
           1995......................393,241,000


Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
AUSTRALIA-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------
        INDUSTRY                             % OF MARKET
        --------                             -----------
1.      Energy Sources                          21.90
2.      Banking                                 14.70
3.      Broadcasting & Publishing               11.10
4.      Metals - Non-Ferrous                     9.30
5.      Metals - Steel                           6.90

Source: Morgan Stanley & Co. as of 11/30/95

-------------------------------------------------------------
HISTORIC MSCI AUSTRALIA INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
-------------------------------------------------------------

                 RETURNS
     DATE          US $
   --------      --------
   12/31/91       470.835
    1/31/92       457.863
    2/29/92       460.976
    3/31/92       464.085
    4/30/92       480.358
    5/31/92       488.013
    6/30/92       471.440
    7/31/92       460.587
    8/31/92       424.258
    9/30/92       406.197
   10/31/92       381.378
   11/30/92       384.138
   12/31/92       419.910
    1/31/93       406.512
    2/28/93       437.732
    3/31/93       454.956
    4/30/93       457.868
    5/31/93       449.771
    6/30/93       439.551
    7/31/93       482.732
    8/31/93       503.142
    9/30/93       490.494
   10/31/93       545.973
   11/30/93       511.780
   12/31/93       567.610
    1/31/94       628.308
    2/28/94       596.288
    3/31/94       552.560
    4/30/94       572.560
    5/31/94       599.901
    6/30/94       569.034
    7/31/94       597.947
    8/31/94       626.260
    9/30/94       592.572
   10/31/94       608.830
   11/30/94       585.743
   12/31/94       598.286
    1/31/95       562.167
    2/28/95       580.075
    3/31/95       574.124
    4/30/95       612.828
    5/31/95       598.865
    6/30/95       592.143
    7/31/95       647.279
    8/31/95       659.263
    9/30/95       655.088
   10/31/95       638.771

The above chart is intended to represent the historical performance of the Australia MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Australia Index consists of 49 stocks with an aggregate market capitalization of $138.8 billion; it represents approximately 55.1% of Australia's total market capitalization. The Australia Index reflects the reinvestment of net dividends. The MSCI Australia Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

Source:MSCI

----------------------------------------------------------------
12 am
NEW YORK

3 pm
CANBERRA

CAPITAL:
Canberra

PRINCIPAL SOURCE OF IMPORTS
(EST. 1995): US 22%; Japan 16%,
Germany 7%, UK 6%

PRINCIPAL IMPORTS:
Machinery and transportation equipment; computers, oil

PRINCIPAL EXPORT CUSTOMERS
(EST. 1995): Japan 23%, S. Korea 8%,
New Zealand 7%, US 6%

PRINCIPAL EXPORTS:
Coal, gold, wool, meat, iron ore,
wheat, aluminum

SOURCE:
The Economist Intelligence Unit, Ltd.
CIA Factbook 1995

WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109

The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

DISTRIBUTED BY:
Funds Distributor Inc.

-------------------------------------------------------------

The economy of the Commonwealth of Australia historically has consisted of export-oriented agricultural and mining sectors, coupled with a diversified manufacturing and service sector dedicated to domestic requirements. The government encourages foreign investment, particularly in transportation, ranching, and manufacturing. In 1995, cumulative US investment in Australia totaled more that $65 billion, 21% of all foreign investment.(1)

A net exporter of energy products, Australia is rich in natural resources. It is one of the world's leading producers and exporters of aluminum, bauxite, cobalt, copper, industrial diamonds, gold, iron ore, silver, and uranium. It has abundant supplies of coal, natural gas, and liquid petroleum.

Historically, manufacturing has been limited both by small domestic markets and a relatively small labor force. Tariffs that had been imposed to discourage imports and encourage domestic production resulted in the development of a broad-based manufacturing sector. Beginning in 1984, the government began to reduce trade barriers; this, combined with more recent reforms, has boosted economic diversification and increased industry's export orientation.

Australia suffered a significant recession in 1990-91, followed by a period of growth in 1992-93. Real GDP growth slowed to 3.1% in 1995. Inflation, which reached 5.1% during the recovery, had fallen below 4% by late 1995.(1)

The fear of a Reserve Bank interest rate cut came to an end following the report showing a GDP growth rate of 4.8% through March.(2) The consumer, business and government sectors all contributed to this growth, although the services, agriculture and mining (particularly gold mining), sectors were the leaders. The manufacturing and construction sectors performed poorly overall. In May, the Australian dollar appreciated 1.4% against the United States dollar, which resulted in increased imports.(2) However, in June 1996 a slump in gold and copper prices contributed to a slight depreciation of the Australian dollar. Overall, Australia has experienced stable inflation rates, asset prices and healthy corporate profits, all of which have resulted in slow, steady growth of the economy.

(1) US Dept of State/CIA Factbook
(2) Barclays Global Fund Advisors

----------------------------------------------------------------

WORLD
EQUITY
BENCHMARK
SHARES

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.



THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN MEXICAN
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.


For more information call
1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com

Real-time IOPVs available on
The BLOOMBERG -Registered Trademark-
WEBS < GO >

Source: MSCI

WEBS-TM-


MEXICO
ECONOMIC AND MARKET FACT SHEET

                                  AMEX PRICE TICKER-MEXICO WEBS
                                               EWW


-------------------------------------------------------------
                       ECONOMIC FACTS
-------------------------------------------------------------

GDP:  (12/95)(1)                                    $244.3 BN
Population:  (12/95)(1)                               93.7 MM
% change in inflation rate:  (5/31/95-5/31/96)(2)     36.90
Exchange rate PESO to USD (10/2/96)(3):                7.52
Unemployment as of 12/95(2):                           5.2%
Real GDP growth 1994(2):                               3.7%
Real GDP growth 1995(2):                              -6.9%

(1) The Economist Intelligence Unit, Ltd.
(2) Morgan Stanley & Co.
(3) THE ECONOMIST

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

--------------------------------------------------------------
         TOP 10 HOLDINGS-MEXICO WEBS INDEX SERIES
--------------------------------------------------------------

--------------------------------------------------------------
                              % OF               MARKET VALUE
STOCK NAME                INDEX SERIES               (US$)
--------------------------------------------------------------

   1.   Telef de Mexico        20.675            1,440,000.00
   2.   Grupo Telev-CPO         7.212              514,966.89
   3.   Grupo Modelo            6.748              462,516.56
   4.   Apasco SA               4.223              288,158.94
   5.   EMP Moderna             4.127              287,284.77
   6.   Alfa SA                 3.801              272,823.11
   7.   Cifra                   3.757              258,913.91
   8.   Fomento Econ            3.726              255,894.04
   9.   Grupo Mexico            3.564              242,781.46
   10   Indus Penoles           3.312              228,516.56

Source: Barclays Global Fund Advisors        As of 9/30/96

-------------------------------------------------------------
                         MARKET FACTS
-------------------------------------------------------------

Total Market Cap:  (5/96)                           $111 BN
Listed companies:  (12/94)                           206
U.S. flow of funds:  1994                           $1,437 MM
                     1995                           $153 MM

              -----------------------------
              AVERAGE DAILY VALUE OF TRADES
              -----------------------------
                                       RETURNS
           DATE                     US$ MILLIONS
          ------                    ------------
           1990......................285,218,000
           1991......................298,016,000
           1992......................205,590,000
           1993......................254,932,000
           1994......................345,334,000
           1995......................140,149,000

Source: Morgan Stanley & Co. as of 9/96


-------------------------------------------------------------
MEXICO-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------

      INDUSTRY                              % OF MARKET
      --------                               -----------
1.    Telecommunications                        31.70
2.    Beverages And Tobacco                     11.90
3.    Merchandising                              8.80
4.    Metals - Non-Ferrous                       8.80
5.    Building Materials And Components          8.00

Source: Morgan Stanley & Co. as of 11/30/95

-------------------------------------------------------------
HISTORIC MSCI MEXICO INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
-------------------------------------------------------------


                   RETURN
     DATE          US $
   --------      --------
   12/31/91       1196.299
    1/31/92       1330.002
    2/29/92       1535.223
    3/31/92       1546.530
    4/30/92       1483.815
    5/31/92       1505.215
    6/30/92       1260.092
    7/31/92       1274.553
    8/31/92       1190.479
    9/30/92       1134.911
   10/31/92       1344.763
   11/30/92       1452.775
   12/31/92       1495.130
    1/31/93       1411.226
    2/28/93       1328.130
    3/31/93       1508.279
    4/30/93       1403.794
    5/31/93       1387.304
    6/30/93       1406.577
    7/31/93       1485.291
    8/31/93       1627.273
    9/30/93       1570.067
   10/31/93       1732.024
   11/30/93       1912.278
   12/31/93       2232.988
    1/31/94       2409.704
    2/28/94       2193.955
    3/31/94       1943.393
    4/30/94       1890.127
    5/31/94       2036.944
    6/30/94       1822.125
    7/31/94       1979.101
    8/31/94       2124.316
    9/30/94       2159.891
   10/31/94       1983.764
   11/30/94       2003.765
   12/31/94       1327.464
    1/31/95       1037.234
    2/28/95        789.934
    3/31/95        804.288
    4/30/95        957.164
    5/31/95        929.584
    6/30/95       1028.807
    7/31/95       1123.157
    8/31/95       1161.574
    9/30/95       1091.488
   10/31/95        947.652



The above chart is intended to represent the historical performance of the Mexico MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Mexico Index consists of 41 stocks with an aggregate market capitalization of $63.8 billion; it represents approximately 59.4% of Mexico's total market capitalization. The Mexico Index reflects the reinvestment of net dividends. The MSCI Mexico Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

Source: MSCI

----------------------------------------------------------------

[GRAPHIC]
12 am
NEW YORK

[GRAPHIC]
11 pm
MEXICO CITY

Capital:
Mexico City

PRINCIPAL SOURCE OF IMPORTS
(1994):
US 69%

PRINCIPAL IMPORTS:
Motor vehicle parts, office
equipment and agricultural
products

PRINCIPAL EXPORT CUSTOMERS
(1994):

US 84.9%

PRINCIPAL EXPORTS:
Petroleum, cars and
agricultural products

SOURCE:
The Economist Intelligence Unit, Ltd.
CIA World Factbook 1995

WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109


The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

Distributed by:
Funds Distributor Inc.

-------------------------------------------------------------

The economy of Mexico has been expanding the first half of 1996. While high, interest rates have held relatively stable at 31.6% in 1996.(1) Mexico's economic results have boosted the stock market to record highs in local currency. However, measured in US dollars, there is still much ground to cover to regain pre-devaluation levels. On August 19, 1996, Mexico's Finance Ministry announced that real GDP grew 7.2% in this year's second quarter compared to the second quarter of 1995.(2) This was the first quarter since the 1994 Peso devaluation in which the GDP showed positive real growth versus the prior year. However, prior economic difficulties in 1995 were significant. GDP declined by 6.9% and inflation hit 53%.(1) Unemployment more than doubled in the first seven months of 1995.

To further stabilize the financial and foreign exchange markets, the government instituted a number of new policies. These included the adoption of a floating exchange rate system to enable the central bank to better control the monetary base, and the introduction of new bills allowing the privatization of ports, airports, railroads, and the opening up of telecommunications services to competition.

Mexico's recovery has begun to diversify beyond the export sector and into more domestic-oriented industries. The construction industry, which was the most negatively impacted in 1995, increased 7.8% in the second quarter of 1996.(2) The services sector grew 5.4%.(2) The commerce, restaurants and hotels sector, which includes retailers, increased 7.9% for the quarter.(2)

Since 1995, trade balances have improved, and for the 12 month period ending September 1996, Mexico registered a trade surplus of $7.1 billion.(3) The banking system is solidifying, with an ongoing emphasis on improving asset quality, strengthening reserves, and increasing its capacity to support economic growth.

Mexico's recovery has had very little impact on its population's purchasing power, which decreased by more than 50% during a severe recession in 1995. There is room for improvement in construction (producing 25% less in real terms than it did in the 2nd quarter of 1994) and commerce/restaurants/hotels (producing 12% less).(2)

(1) Barclays Global Fund Advisors
(2) PaineWebber Research
(3) The Economist

-------------------------------------------------------------

WORLD
EQUITY
BENCHMARK
SHARES

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.


THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN SWEDISH
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.

For more information call

1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com


Real-time IOPVs available on
The BLOOMBERG-Registered Trademark-
WEBS < GO >

Source: MSCI

WEBS-TM-


SWEDEN ECONOMIC AND MARKET FACT SHEET

                               AMEX PRICE TICKER-SWEDEN WEBS
                                             EWD

-------------------------------------------------------------
                       ECONOMIC FACTS
-------------------------------------------------------------

GDP:  (12/95)(1)                                     $208 BN
Population:  (12/95)(1)                               8.8 MM
% Change in inflation rate:  (5/31/95-5/31/96)(2)        1
Exchange rate KRONA to USD (10/2/96)(3):                 6.60
10-year Interest rates (5/31/96)(2):                     8.43
Unemployment as of 7/96(3):                              8.8%
Real GDP growth 1994(2):                                 2.6%
Real GDP growth 1995(2):                                 3.0%

(1)CIA Factbook, 1995.
(2)Morgan Stanley & Co.
(3)THE ECONOMIST

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

-------------------------------------------------------------
         TOP 10 HOLDINGS-SWEDEN WEBS INDEX SERIES
-------------------------------------------------------------

-------------------------------------------------------------
                             % OF               MARKET VALUE
STOCK NAME               INDEX SERIES               (US$)
-------------------------------------------------------------

   1.  Ericsson LM-B          17.866            816,847.83
   2.  Astra AB-A             15.163            693,236.71
   3.  ABB AB-A                4.821            220,434.78
   4.  Svenska Han-A           4.521            206,702.90
   5.  Hennes+Mauri-B          4.113            188,030.80
   6.  Skanska AB-B            3.994            182,608.70
   7.  Skandi Enskil-A         3.754            171,618.36
   8.  Electrolux AB-B         3.444            157,457.73
   9.  Astra AB-B              3.153            144,148.55
  10.  Stadshypotek AB         3.027            138,381.64

Source: Barclays Global Fund Advisors           As of 9/30/96


-------------------------------------------------------------
                       MARKET FACTS
-------------------------------------------------------------

Total Market Cap:  (3/96)                           $184 BN
Listed companies:  (12/94)                          229
U.S. Flow of funds:  1994                           N/A
                     1995                           $2,843 MM

              -----------------------------
              AVERAGE DAILY VALUE OF TRADES
              -----------------------------
           DATE                     US$ MILLIONS
          ------                    ------------
           1990.....................  82.272800
           1991.....................  62.952000
           1992..................... 114.601600
           1993..................... 171.013600
           1994..................... 344.348000
           1995..................... 376.839600

Source: Morgan Stanley & Co. as of 9/96


-------------------------------------------------------------
   SWEDEN-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------

        INDUSTRY                             % OF MARKET
        --------                             -----------
1.      Electrical and electronics              29.40
2.      Health and personal care                21.40
3.      Automobiles                              9.00
4.      Banking                                  8.10
5.      Forest products and paper                6.90

Source: Morgan Stanley & Co. as of 11/30/95

-------------------------------------------------------------
HISTORIC MSCI SWEDEN INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
-------------------------------------------------------------

                RETURNS
     DATE         US $
   --------     --------
   12/31/91     1842.522
    1/31/92     1841.873
    2/29/92     1794.889
    3/31/92     1876.646
    4/30/92     1859.643
    5/31/92     1975.364
    6/30/92     1908.076
    7/31/92     1857.158
    8/31/92     1745.482
    9/30/92     1551.610
   10/31/92     1412.437
   11/30/92     1611.094
   12/31/92     1577.020
    1/31/93     1505.217
    2/28/93     1560.835
    3/31/93     1576.589
    4/30/93     1731.933
    5/31/93     1913.685
    6/30/93     1780.866
    7/31/93     1829.290
    8/31/93     1999.724
    9/30/93     2030.655
   10/31/93     2221.101
   11/30/93     1955.960
   12/31/93     2160.322
    1/31/94     2532.254
    2/28/94     2412.737
    3/31/94     2263.348
    4/30/94     2448.670
    5/31/94     2414.968
    6/30/94     2289.020
    7/31/94     2441.300
    8/31/94     2429.636
    9/30/94     2437.321
   10/31/94     2670.203
   11/30/94     2597.071
   12/31/94     2556.452
    1/31/95     2570.906
    2/28/95     2614.761
    3/31/95     2572.869
    4/30/95     2806.667
    5/31/95     2847.645
    6/30/95     2974.072
    7/31/95     3180.676
    8/31/95     3095.626
    9/30/95     3522.957
   10/31/95     3372.461
   11/30/95     3487.705
   12/31/95     3409.290
    1/31/96     3326.413
    2/29/96     3651.413
    3/31/96     3736.031
    4/30/96     3695.255
    5/31/96     3859.418
    6/30/96     3910.916
    7/31/96     3750.146
    8/31/96     4000.523
    9/30/96     4166.295


The above chart is intended to represent the historical performance of the Sweden MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Sweden Index consists of 30 stocks with an aggregate market capitalization of $104.0 billion; it represents approximately 60.6% of Sweden's total market capitalization. The Sweden Index reflects the reinvestment of net dividends. The MSCI Sweden Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

Source: MSCI

----------------------------------------------------------------

[GRAPHIC]]
12 am
NEW YORK
[GRAPHIC]
6 am
STOCKHOLM

CAPITAL:
Stockholm

PRINCIPAL SOURCE OF IMPORTS
(1995):
Germany  17.9%, US 8.4%,
Denmark 7.5%, UK 6.3%,
Finland 6%

PRINCIPAL IMPORTS:
Automobile parts, petroleum, food,
data processing equipment, iron
and steel

PRINCIPAL EXPORT CUSTOMERS
(1995):
Germany 15%, UK 9.7%,
Norway 8.4%, US 8.2%,
Denmark 7.2%


PRINCIPAL EXPORTS:
Road vehicles/automobiles,
chemicals, misc. manufactured
articles, crude materials

SOURCE:
CIA Factbook 1995

WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109

The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

DISTRIBUTED BY:
Funds Distributor Inc.


-------------------------------------------------------------

With a modern distribution system, well-developed internal and external communications, and a skilled labor force, Sweden has achieved a relatively high standard of living under a mixed system of high-tech capitalism and relatively high social welfare benefits. Timber, hydropower, and iron ore constitute the resource base of an economy that is heavily oriented toward foreign trade. Privately owned firms account for about 90% of industrial output,(1) about half of which comes from the engineering sector.

Major industries include iron and steel, precision equipment (bearings, radio and telephone components, armaments), wood pulp and paper products, processed foods, and automobiles.

The government is determined to restrict public finances and reduce the budget deficit to 8% of GDP this year (down from an estimated 9.5% in 1995), with further reductions into 1997.(2) A preliminary budget has been drafted and savings are planned for 1997 and 1998, 65% of which are to be made via spending cuts.(2) The remaining 35% is expected to come from increased energy taxes, base tax rates and payroll taxes. Spending cuts are widespread except on higher and adult education. This budget revision is in response to the criteria set forth in the Maastricht Treaty requiring Europe to reduce budget deficits. Inflation fell to 2.6% in 1995 and is expected to fall to 2.5% in 1996.(2) Lower interest rates, and lower prices on clothing and petrol were the main sources of the decline. Both the appreciation of the Swedish Krona and the sluggishness in consumer demand eased price pressures. The Riksbank has cut the repo rate eight times this year from 8.91% to 7.15%. The deposit rate has been cut from 7.5% to 6.75% and the lending rate from 9% to 8.25%.(2) This easing of monetary policy reflects a benign inflationary environment and the improvement of the currency over the last few months.
The Swedish economy has expanded this year, driven mainly by fixed investment and exports with consumer demand remaining weak.

(1) US Department of State/1995 CIA Factbook
(2) Barclays Global Fund Advisors

----------------------------------------------------------------

CONTENTS: Questions investors may have about WEBS

                          1  Introduction
                          2  Features
                          4  Benefits
                          5  Structure
                          6  Pricing
                          8  Creation and Redemption
                          9  Performance
                          10  Dividends and Capital Gains
                          12  Who to Contact

INTRODUCTION
                          WEBS enable institutional and individual investors to gain exposure to selected international equity markets. They represent a convenient and relatively economical means of diversifying a portfolio and gaining passive index management in certain foreign countries.

                          Introduced for trading on the American Stock Exchange (AMEX) in
                          March, 1996, WEBS are issued in a number of country-specific Index
                          Series by WEBS Index Fund, Inc. (the "Fund"), an investment company registered under the Investment Company Act of 1940. The companies and institutions involved include Barclays Global Fund Advisors
                          (the "Adviser"), Funds Distributor, Inc. (the "Distributor"),
                          Morgan Stanley Trust Company (the "Custodian"), Morgan Stanley
                          Capital International ("MSCI"), PFPC Inc. (the "Administrator") and
                          the American Stock Exchange, Inc. (the "AMEX").

                          Here are answers to some of the most frequently asked questions about WEBS.

2          FEATURES
                                 Q          What are "WEBS?"
                                 A          WEBS, an acronym for "World Equity Benchmark Shares," are shares issued in series by the Fund (each series being a "WEBS Index
                                            Series").

                                 Q          Who should invest in WEBS?
                                 A          WEBS are designed for investors who seek a relatively low-cost
                                            "passive" approach for investing in a portfolio of equity
                                            securities of companies located in a particular foreign country.

                                 Q          What is the objective of each WEBS Index Series?
                                 A          The Fund is an index fund. The investment objective of each of the WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular
                                            markets, as represented by a particular foreign equity
                                            securities index compiled by MSCI.

                                 Q          Which countries are represented by WEBS Index Series?
                                 A          There are 17 WEBS Index Series of the Fund:

                          AMEX                                 AMEX                                 AMEX
                          TRADING                              TRADING                              TRADING
COUNTRY                   SYMBOL     COUNTRY                   SYMBOL     COUNTRY                   SYMBOL
------------------------  ---------  ------------------------  ---------  ------------------------  ---------
Australia                 ewa        Hong Kong                 ewh        Singapore (Free)          ews
-----------------------------------  -----------------------------------  -----------------------------------
Austria                   ewo        Italy                     ewi        Spain                     ewp
-----------------------------------  -----------------------------------  -----------------------------------
Belgium                   ewk        Japan                     ewj        Sweden                    ewd
-----------------------------------  -----------------------------------  -----------------------------------
Canada                    ewc        Malaysia                  ewm        Switzerland               ewl
-----------------------------------  -----------------------------------  -----------------------------------
France                    ewq        Mexico (Free)             eww        United Kingdom            ewu
-----------------------------------  -----------------------------------  -----------------------------------
Germany                   ewg        Netherlands               ewn

More WEBS Index Series may be added in the future.

                                 Q          When were WEBS introduced?
                                 A          WEBS were introduced for trading on the AMEX in March, 1996.

                                 Q          What are the MSCI Indices?
                                 A          The MSCI Indices used by the WEBS Index Series as benchmarks are market capitalization weighted indices that seek to track the performance of a particular country's publicly traded equity securities. They generally reflect approximately 60% of the capitalization of a country's stock market. The MSCI Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.
                                            MSCI Indices have covered the world's developed markets since
                                            1969, and the emerging markets since 1988. They are notable for the depth and breadth of their coverage.

                                 Q          Can WEBS provide international and regional exposure?
                                 A          Yes. Shares in different WEBS Index Series can be purchased in different weightings to achieve desired international exposure, specifically or regionally, including most of the components of the MSCI EAFE Index (Europe, Australasia and Far East Index).

                                 Q          How are WEBS different from mutual fund shares?
                                 A          There are a number of important differences. WEBS shares trade continuously on a secondary market, the AMEX, during regular
                                            AMEX trading hours, like any other publicly traded U.S. stocks listed on this Exchange. In contrast, mutual fund shares do not trade in the secondary market, and are normally bought and sold from the issuing mutual fund at prices determined only at the end of the day. WEBS may be bought and sold on the AMEX in any amount, but may be purchased from, and redeemed by, the Fund only in very large "Creation Unit" aggregations. Mutual fund shares are normally available from the issuing fund in much smaller amounts, and are redeemable in units of as little as one share.
                                 Q          How are WEBS different from closed-end funds?
                                 A          Closed-end funds, including other country or region-specific funds, which also trade on U.S. exchanges, frequently trade at discounts or premiums to their net asset value (NAV). This is because the price of their shares reflects the forces of supply and demand. Although as of August 31, 1996 the WEBS had traded at an average end-of-day premium of .04 over their NAV, the Fund cannot predict whether the WEBS of its various WEBS Index Series will trade at, above or below their NAVs in the future. However, given the fact that WEBS can be created or redeemed on any business day by institutional investors in Creation Unit
                                            aggregations (see Creation and Redemption section, page 7), the
                                            Fund believes that large discounts or premiums to the NAV of
                                            WEBS are unlikely to be sustainable.
                                 Q          Are WEBS leveraged derivatives?
                                 A          No. Each WEBS Index Series may not use derivatives for the purpose of leveraging its investment portfolio, but they may be used to "equitize" a cash position, and for other limited
                                            purposes. A WEBS Index Series may also borrow money from banks for temporary or emergency purposes.
                                 Q          What is the expected price range for WEBS?
                                 A          The initial price per WEBS share of each Index Series has ranged between $10 and $20, although there can be no assurance of this price range in the future.
                                 Q          What is a round lot of WEBS?
                                 A          A round lot of shares of a WEBS Index Series is 100 WEBS.
           BENEFITS
                                 Q          How can WEBS simplify the process of international investing?
                                 A          WEBS offer a number of advantages compared to the alternative of investing directly in a foreign market:
                                 -          WEBS give investors broad market exposure for a specific
                                            country, in one trade.
                                 -          WEBS give investors a way to gain exposure internationally yet trade locally, on the AMEX.
                                 -          WEBS' index investing approach frees investors from the process of stock selection and the many complexities associated with direct foreign stock ownership.
                                 -          WEBS trade and settle in U.S. Dollars three business days after the trade date.

                                 Q          How easily can I buy and sell WEBS?
                                 A          Investors can trade WEBS during normal market hours, just like any other U.S. stock.

                                 Q          Can I use WEBS for targeted portfolio exposure?
                                 A          Yes. WEBS are well suited for this purpose. You can choose a specific country and its equity market from a range of available
                                            WEBS Index Series that covers 15 countries in Europe,
                                            Australasia and the Far East, as well as Canada and Mexico. More
                                            WEBS Index Series may be added in the future.

                                 Q          How broad is the exposure in a given foreign equity market?
                                 A          MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI index for such country. Each WEBS Index Series seeks to provide investment results that correspond generally to the price and yield
                                            performance of the relevant index.

           STRUCTURE

                                 Q          Who issues WEBS?
                                 A          WEBS Index Fund, Inc., an investment company registered under the Investment Company Act of 1940, as amended, and organized as a series fund.

                                 Q          Who owns the Fund?
                                 A          Investors in WEBS become equity shareholders in the Fund.

                                 Q          Who manages the investment portfolios of the WEBS Index Series?
                                 A          Barclays Global Fund Advisors is responsible for the investment management of each WEBS Index Series. Their responsibilities include portfolio construction, monitoring and rebalancing designed to help track the performance of the relevant MSCI
                                            Index for each WEBS Index Series.

                                 Q          Where are these portfolio securities held?
                                 A          Morgan Stanley Trust Company is the global custodian and lending agent for the portfolio securities and cash of each of the WEBS
                                            Index Series. Portfolio securities will be held in the various foreign countries, through the Custodian's network of local sub-custodians.

           PRICING

                                 Q          How is Net Asset Value (NAV) determined?
                                 A          Net Asset Value (NAV) per WEBS for each WEBS Index Series is computed by dividing the value of the net assets of such WEBS
                                            Index Series by the total number of WEBS of such Index Series outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of
                                            determining NAV. The NAV for each WEBS Index Series is
                                            determined as of the close of the regular trading session on the
                                            New York Stock Exchange, Inc. (NYSE), ordinarily 4 p.m. New York time, on each day such Exchange is open.

                                            In computing a WEBS Index Series' NAV, the WEBS Index Series'
                                            portfolio securities are valued based on their last-quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded.
                                            Securities regularly traded in the over-the-counter market are valued at the latest quoted bid price. Other portfolio
                                            securities and assets for which market quotations are not
                                            readily available are valued based on fair value, as determined in good faith by the Adviser, in accordance with procedures adopted by the Fund's board of directors.
                                            The values of portfolio securities are converted into U.S.
                                            Dollars at the same foreign exchange rate used by MSCI in
                                            computing the relevant MSCI Index on any particular day. This is currently the rate at 4:00 p.m., London time, except for the
                                            Mexico (Free) WEBS Index, where the rate used is that as of 3:00
                                            p.m. New York time.

                                 Q          Will the NAV fluctuate?
                                 A          The NAV of each WEBS Index Series will fluctuate with changes in the market value of its underlying portfolio securities, with changes in the exchange rates between the U.S. Dollar and the relevant foreign currency, and with the WEBS Index Series'
                                            income and expenses.

                                 Q          Do I maintain the foreign currency exposure of the benchmark
                                            MSCI Index?
                                 A          Although WEBS trade in U.S. Dollars, investors still have
                                            foreign currency exposure with respect to the underlying
                                            securities of a WEBS Index Series. The Fund will not hedge such foreign currency exposure.

                                 Q          Do I have any other performance exposure?
                                 A          Yes. WEBS investors have full exposure to the price movements of the underlying securities, and to the movement of the foreign currencies against the U.S. Dollar.

                                 Q          Are there any sales loads?
                                 A          No. The Fund does not impose any initial or deferred sales charge, and is thus a "no-load" fund. Investors will pay normal brokerage commissions when buying and selling WEBS on the AMEX, just as they do when transacting in any other AMEX-listed
                                            security.

                                 Q          How do the management fees payable by the Fund compare to those paid by actively managed funds?
                                 A          The Fund is an index fund. Management fees for passively managed index funds are typically lower than for actively managed funds.
                                            The reason for this is that passive management will require fewer investment, research and trading decisions, thereby
                                            justifying lower fees.

                                 Q          Where can I get immediate, up-to-date price information?
                                 A          Pricing of WEBS on the AMEX is continuous during normal trading hours. Investors can obtain this information using the AMEX's pricing symbols for WEBS, through any information service that reports AMEX prices. The closing prices will be published in major newspapers on the following business day.

           CREATION AND REDEMPTION: FOR INSTITUTIONAL INVESTORS

                                 Q          How are WEBS created or redeemed?
                                 A          WEBS may be created and redeemed only in Creation Units, which range in value depending on the WEBS Index Series. A detailed description of the creation and redemption process appears in the Prospectus and Statement of Additional Information.

                                 Q          What is a "Creation Unit?"
                                 A          A specified number of WEBS, which varies depending on the WEBS
                                            Index Series. To purchase a Creation Unit, an investor generally deposits a portfolio of securities designated by the Adviser, plus an amount of cash specified by the Administrator.

                                 Q          What is the difference between a Creation Unit and a WEBS?
                                 A          A Creation Unit is simply a specified number of WEBS shares.

                                 Q          Who can create them?
                                 A          Any investor who makes an in-kind deposit through an Authorized
                                            Participant of a designated portfolio of equity securities specified for a WEBS Index Series, plus a cash amount, and a fee to cover creation and other transaction costs.

                                 Q          How are they issued?
                                 A          The Fund issues and sells Creation Units of WEBS of each WEBS
                                            Index Series on a continuous basis through the Distributor at their NAV next determined after receipt of an order in proper form. WEBS may also be sold in Creation Units for cash, in the sole discretion of the Fund.

                                 Q          Can WEBS be redeemed for their underlying portfolio securities?
                                 A          Yes. WEBS are redeemable, but only when aggregated in a Creation
                                            Unit.

                                 Q          How are Creation Units redeemed?
                                 A          A Creation Unit will be redeemed by the Fund at its NAV. On redemption, the Fund will deliver the portfolio securities, plus cash in an amount equal to the difference between the NAV of the
                                            WEBS shares and the value of the deposit securities, less a redemption transaction fee. Redemption requests must be
                                            submitted to the Distributor through an Authorized Participant.
                                            A Creation Unit may also be redeemed for cash, in the sole discretion of the Fund.

                                 Q          When can Creation Units be redeemed?
                                 A          Authorized Participants can instruct the Distributor (at
                                            1-800-810-WEBS) to redeem Creation Units, between the hours of
                                            9.30 a.m. and 4 p.m. New York time, when the AMEX is open for business.

                                 Q          Are there costs involved in creating and redeeming Creation
                                            Units?
                                 A          Yes. A redeeming investor must pay a fee to the Fund to offset transfer and other transaction costs that may be incurred by the relevant WEBS Index Series. Investors will also bear the costs of transferring the deposited securities to or from the Fund to their account.

           INDEXED PERFORMANCE

                                 Q          What is the performance objective of each WEBS Index Series?
                                 A          Each WEBS Index Series intends to remain as fully invested as practicable in a pool of equity securities, the performance of which will, in the Adviser's judgement, approximate the
                                            performance of the relevant MSCI Index taken in its entirety.
                                            For more information, see "Investment Policies" in the
                                            Prospectus.

                                 Q          Will each WEBS Index Series fully replicate the relevant MSCI
                                            Index?
                                 A          A WEBS Index Series generally will not hold all the stocks that comprise the relevant MSCI Index, due in part to the costs involved and, in certain instances, to the potential illiquidity of certain securities. Instead, each Index Series will attempt to hold a representative sample of the securities in the MSCI
                                            Index, which will be selected by the Adviser using quantitative analytical models, in a technique known as "portfolio sampling."
                                            Certain WEBS Index Series may also hold securities that are not in the relevant MSCI Index where this is considered necessary or appropriate in light of applicable invesment restrictions.

                                 Q          What is portfolio sampling?
                                 A          Under this technique, each stock is considered for inclusion in the Index Series based on its contribution to certain
                                            capitalization, industry and fundamental investment
                                            characteristics. The Adviser will try to construct each WEBS
                                            Index Series portfolio so that, in the aggregate, its
                                            capitalization, industry and fundamental investment
                                            characteristics are expected to perform like those of the
                                            relevant MSCI Index.

                                 Q          How closely will the performance of WEBS track the Index
                                            performance?
                                 A          Due to the use of the portfolio sampling technique, a WEBS Index
                                            Series is not expected to track its benchmark index with the same degree of accuracy as it would if it invested in every stock in the relevant Index. The expected tracking error of a
                                            WEBS Index Series relative to the performance of its benchmark index is expected to be less than 5%. The tracking error will generally be greater for WEBS Index Series that have benchmark indices with fewer rather than greater numbers of component stocks.

                                 Q          What if the performance of the underlying equity portfolio exceeds or underperforms the relevant Index?
                                 A          Over time, the portfolio composition of a WEBS Index Series may be rebalanced, to reflect changes in the subject MSCI Index, or with a view to bringing the performance and characteristics of the WEBS Index Series more in line with that of the relevant
                                            MSCI Index. Any such rebalancing would require the WEBS Index
                                            Series to incur transaction costs and other expenses.

                                 Q          Do the WEBS Index Series track the performance of the MSCI
                                            Indices with or without dividends reinvested?
                                 A          The MSCI Indices utilized by the WEBS Index Series reflect the reinvestment of net dividends (except for the Mexico (Free) WEBS
                                            Index Series, which uses an MSCI Index that reflects
                                            reinvestment of gross dividends).

           INCOME VIA DIVIDENDS AND CAPITAL GAINS

                                 Q          When are dividends and capital gains paid on WEBS?
                                 A          Dividends and capital gain distributions will be payable at least annually, and will be distributed to investors in U.S.
                                            Dollars. Dividends may be more frequent than annually for
                                            certain WEBS Index Series.

                                 Q          Can WEBS dividends be reinvested?
                                 A          Dividends may not be automatically reinvested in WEBS shares of a WEBS Index Series at this time, although investors may always purchase additional WEBS in the secondary market with
                                            distributions received on their existing WEBS.

                                 Q          What is included in WEBS' accrued income?
                                 A          Net investment income from dividends, interest income,
                                            securities lending income and net gains from currency
                                            transactions, less WEBS Index Series operating expenses, plus net short-term capital gains.

                                 Q          Is income commingled among WEBS Index Series?
                                 A          No. However, the WEBS Index Series share certain expenses
                                            incurred at the Fund level.

                                 Q          Is there any withholding tax on income?
                                 A          Dividends on the portfolio stocks held in each WEBS Index Series may be subject to foreign income taxes withheld at source. There should not be any further withholding tax on distributions to
                                            WEBS investors who are U.S. investors and who complete all required U.S. tax forms. Foreign investors will be subject to
                                            U.S. withholding tax on WEBS' ordinary income dividends at a 30%
                                            rate or lower, pursuant to the relevant tax treaty. Each WEBS
                                            Index Series will flow through such withholding taxes to its shareholders, who can choose to either deduct or credit them against their U.S. income tax liability.

                                 Q          How are dividends and capital gains treated for Federal income tax purposes?
                                 A          Tax treatment is comparable to an investment in a mutual fund that invests in foreign securities. Dividends paid out of a WEBS
                                            Index Series' net investment income and distributions of net realized short-term capital gains are taxable to a U.S. investor as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses, are taxable to a U.S. investor as long-term capital gains,
                                            regardless of how long the investor has held their WEBS.
                                            Dividends and distributions paid by a WEBS Index Series will not qualify for the deduction for dividends received by
                                            corporations.
                                            Distributions in excess of a WEBS Index Series' current and accumulated earnings and profits will be treated as a tax-free return of capital to each WEBS Index Series investor, to the extent of the investor's basis in their WEBS, and as capital gain thereafter.
                                            Gains or losses realized upon a sale by a holder of WEBS or redemption by a Creation Unit holder who is not a securities dealer, will generally be treated as a long-term capital gain or loss if the WEBS or Creation Unit have been held for more than one year; and otherwise as a short-term capital gain or loss.

                                 Q          Do investors receive the gross amount of all their WEBS Index
                                            Series' dividends and capital gains?
                                 A          No. Expenses are deducted daily against each WEBS Index Series'
                                            income flows.

                                 Q          Where can I find the record date for a WEBS Index Series?
                                 A          They will be announced in accordance with applicable AMEX
                                            requirements.

           WHO TO CONTACT
                                            If you have further questions or need more WEBS product
                                            information, call 1-800-810-WEBS toll free. Or, write to: WEBS
                                            c/o Funds Distributor, Inc.
                                            60 State Street
                                            Suite 1300
                                            Boston, MA 02109
                                 -          To buy WEBS shares on the AMEX, contact your broker.
                                 -          To create WEBS Creation Units, contact an Authorized
                                            Participant.
                                            The names of the current Authorized Participants are available from the Distributor at 1-800-810-WEBS.
                                 -          To redeem WEBS Creation Units, contact Funds Distributor, Inc.
                                            at the above toll-free number.
                                 -          To get current WEBS prices, consult your broker, or any service that carries current trading information for AMEX-listed
                                            securities.
                                 -          For information concerning requirements for purchasing or
                                            redeeming Creation Unit aggregations of WEBS, call
                                            1-800-810-WEBS.
                                            Funds Distributor, Inc., Distributor
                                            For more information on WEBS, including a prospectus which details charges and expenses, please call 1-800-810-WEBS. Please read the prospectus carefully before you invest.
                                            The investment returns and principal value of a WEBS investment will fluctuate, so that an investor's shares when sold, or
                                            Creation Unit(s) when redeemed, will be worth more or less than their original cost.
                                            There are special risks of international investing, including currency and political risks.
12
Design: Studio Morris NYC / LA Writing: Colin Goedecke NYC
FFQ&A

World

Equity

Benchmark

Shares


A SIMPLE TRADE.

A SOPHISTICATED

INVESTMENT.



INVESTMENT
HIGHLIGHTS



[Logo]
Webs-TM-


--------------------------------------------------------------------------------
WORLD EQUITY BENCHMARK SHARES

What are WEBS?
- WEBS are 17 country-specific series of securities that are listed and traded on the American Stock Exchange (AMEX).
- Each WEBS Index Series represents an investment in an optimized portfolio of ordinary foreign shares that seeks to provide investment results that track the price and yield performance of a specific Morgan Stanley Capital International (MSCI) country index.

Investor profile:
- WEBS are appropriate for individuals and institutions who want easy access to one or more international stock markets through indexed investing.

What is the purpose of WEBS?
- WEBS are designed to give US investors exposure to specific international equity markets through a diversified portfolio of stocks for each foreign country selected.
- These sophisticated investments are purchased through a simple stock trade and are free from the complexities, but not the risks, of foreign investing.
                                       WEBS do not:
WEBS are not:                           -   Use leverage to increase their net
-   Closed-end mutual funds.                assets.
-   ADRs or UITs.                      -    Attempt to outperform an
-   Derivatives.                            international market through stock
                                            selection.




WEBS series initially issued for 17 countries:

    COUNTRY        AMEX SYMBOL    IOPV      COUNTRY        AMEX SYMBOL    IOPV
    ----------------------------------      ----------------------------------
    Australia      EWA            WBJ       Malaysia            EWM       INM
    Austria        EWO            INY       Mexico (Free)       EWW       INW
    Belgium        EWK            INK       Netherlands         EWN       INN
    Canada         EWC            WPB       Singapore (Free)    EWS       INR
    France         EWQ            WBF       Spain               EWP       INP
    Germany        EWG            ING       Sweden              EWD       WBQ
    Hong Kong      EWH            INH       Switzerland         EWL       INL
    Italy          EWI            INE       United Kingdom      EWU       INU
    Japan          EWJ            INJ

"INDICATIVE OPTIMIZED PORTFOLIO VALUES" (IOPV'S) ARE CALCULATED USING REAL-TIME PRICES AND FX RATES AND ARE UPDATED EVERY 15 SECONDS BY BLOOMBERG-Registered Trademark-. SEE THE STATEMENT OF ADDITIONAL INFORMATION OF WEBS INDEX FUND, INC. FOR MORE INFORMATION ON IOPV.

IN MEXICO AND SINGAPORE CERTAIN STOCKS HAVE RESTRICTIONS ON FOREIGN OWNERSHIP. MSCI CREATED (FREE) INDICES IN THOSE COUNTRIES WHICH ONLY INCLUDE STOCKS IN WHICH FOREIGNERS MAY INVEST.

Fund adviser:
- Barclays Global Fund Advisors, one of the world's largest institutional index money managers, will construct an optimized portfolio of foreign ordinary shares that seeks to perform like those of a specific MSCI Index.

WEBS benefits:
-   WEBS provide investors immediate access to international markets.
- At $10-20 per share, it is a relatively low cost, simplified approach to foreign investing.*
- WEBS seek to produce investment results that correspond generally to the price and yield performance of a particular MSCI index.
- Each WEBS Index Series holds a diversified portfolio of foreign stocks of a country that is selected and monitored by a globally recognized institutional money manager.
-   Pricing is anticipated to be near NAV, due to WEBS' unique structure.
-   Daily liquidity on the AMEX in US dollars.
- Potential to enhance returns and reduce portfolio risk through international diversification.


*AS OF FISCAL YEAR-END 8/31/96 THE WEBS INDEX SERIES HAD MAINTAINED A PRICE RANGE OF $10-$20 PER SHARE. THERE IS NO GUARANTEE THAT PRICES WILL REMAIN WITHIN THIS RANGE.
--------------------------------------------------------------------------------

For more information call
1 800 810-WEBS




VISIT OUR INTERNET SITE
for information and daily prices and valuations http://websontheweb.com



Real-time IOPVs available on
The BLOOMBERG-Registered Trademark- WEBS(GO)



WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109


The investment return and principal value of a WEBS investment will fluctuate so that an investor's shares when sold, or Creation Unit(s) when redeemed, may be worth more or less than their original cost. There are special risks of international investing, including currency and political risks. Please call your financial advisor or 1 800 810-WEBS to obtain more compete information about WEBS, including a prospectus which details charges and expenses. Please read the prospectus carefully before you invest or send money.

Distributed by:
Funds Distributor, Inc.

--------------------------------------------------------------------------------

Creation Units:
- They are large aggregations of a specified number of WEBS shares that are created and redeemed through an "Authorized Participant" (Broker/Dealer).
- Each Creation Unit is backed by an in-kind deposit of a portfolio of foreign shares selected by the Adviser for each country offered, plus a specified amount of cash.
- The process of creating or redeeming shares in Creation Units at their net asset value should enable WEBS to trade close to their NAV.
- The Fund will not redeem or create WEBS in amounts less than Creation Units. However, WEBS may be bought and sold on the AMEX in any amount.

Investment risks:
- There may be premiums/discounts to NAV from time to time, but large variances are not expected to be sustained due to the Creation/Redemption process.
- WEBS are subject to foreign currency risk since they do not hedge currencies.
- Investment returns in international markets may be more volatile than that of the US Market. WEBS involve normal foreign investment risks, such as market fluctuations, due to changes in the economic and political developments in the countries with which they are associated.

WEBS features:
- Simple, liquid, indexed way to invest in a foreign country with a domestic trade.
-   All 17 WEBS are traded in US dollars on the AMEX and settle T+3.
-   WEBS are marginable.
-   Can be sold short, even on a downtick.
-   WEBS are fully invested in stocks--generally, at least 95%.
-   Anticipated low portfolio turnover, since WEBS are "passively" managed.
- WEBS are tax efficient; capital gains should be modest and are due mostly to corporate actions and rebalancing.
- Dividends and capital gains, if any, distributed in US dollars, at least annually.
- NAV daily at 4:00 pm NY time based on local market closing prices. Exchange rates at 4:00 pm London time. Except Mexican WEBS, FX rate 3:00 pm NY time.
- Real-time IOPV updated every 15 seconds by BLOOMBERG-Registered Trademark-and available on all quote systems.

WEBS possible applications:
-   Obtain index exposure to a single country or a specific region.
- Combine WEBS to create a customized portfolio of multiple or regional international markets.
-   Replicate MSCI EAFE Index through the purchase of a portfolio of WEBS.
-   Alternative or complement to traditional closed-end and open-end funds.
- Gain access to the foreign countries that do not have country specific funds available in the United States.
-   Use as the international component in an asset allocation account.

WEBS world class partners:
    ISSUER:             WEBS Index Fund, Inc.
    ADVISER:            Barclays Global Fund Advisors
    INDICES:            Morgan Stanley Capital International
    DISTRIBUTOR:        Funds Distributor, Inc.
    EXCHANGE:           American Stock Exchange
    CUSTODIAN:          Morgan Stanley Trust Company
    TRANSFER AGENT &
    ADMINISTRATOR:      PFPC Inc.
    SPECIALISTS:        Spear Leeds & Kellog, and AIM Securities


--------------------------------------------------------------------------------
                                                                          12/96

--------------------------------------------------------------------------------
[LOGO]-TM-  AVERAGE ANNUAL PERFORMANCE OF MSCI INDICES -- PERIODS ENDING 9/30/96
            IN US DOLLARS -- (REINVESTMENT OF NET DIVIDENDS)*


Equity

Benchmark

Shares


                  YTD       3 YR      5 YR     10 YR         10 YR CUM
AUSTRALIA         8.10     13.60      8.85     13.09          242.11

AUSTRIA          -0.14     -0.72     -0.39      7.44          105.00

BELGIUM           6.78     17.64     15.22     14.65          292.25

CANADA           15.10     13.82      6.86      8.65          129.20

FRANCE           11.61      8.53      9.39     10.30          166.46

GERMANY           7.93     12.90     11.25      8.57          127.59

HONG KONG        18.65     17.00     26.30     23.21          706.46

ITALY            10.24      6.53      5.50      0.70            7.19

JAPAN            -4.52      0.00      2.85      4.58           56.47

MALAYSIA         17.00     11.84     22.51     19.58**        378.07**

MEXICO (FREE)    18.05     -7.37      4.20     33.44**       1147.85**

NETHERLANDS      14.39     20.82     19.77     16.36          355.13

SINGAPORE (FREE) -8.72      9.67     15.65     16.59          364.17

SPAIN            13.72     13.52      6.88      9.57          149.41

SWEDEN           22.20     27.07     17.08     15.56          324.80

SWITZERLAND       3.79     21.18     23.07     14.43          284.93

UNITED KINGDOM   11.24     14.19      9.91     14.73          295.20
---------------------------------------------------------------------
EAFE              4.39      8.06      8.17      8.67          129.63
---------------------------------------------------------------------


MSCI: Morgan Stanley Capital International Indexes

EAFE: Europe, Australasia and Far East.

*Net dividends means dividends after reduction for taxes withheld at source, except that Mexico reflects gross dividends, since Mexican companies do not withhold tax from U.S. investors. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. investors, in several cases.

**Return calculated since 12/31/87 (inception of index).

Past performance is no guarantee of future results, nor do Index results represent any past or expected performance of WEBS. It is not possible to invest in an index. Indices are unmanaged and do not bear expenses unlike WEBS.
Foreign investing may be volatile and performance is subject to market fluctuations, political risks and currency risks.

For more information on WEBS, including a prospectus which details charges and expenses, please call 1-800-810-WEBS. Please read the prospectus carefully before you invest or send money. Funds Distributor, Inc., Distributor.
--------------------------------------------------------------------------------
Source: Morgan Stanley Capital International

--------------------------------------------------------------------------------
[LOGO]-TM- ANNUAL MARKET PERFORMANCE AND RANKING FOR 17 MSCI INDICES AND S&P 500
           IN US DOLLARS -- (REINVESTMENT OF NET DIVIDENDS, EXCEPT FOR
           MEXICO AND U.S.)*

World

Equity

Benchmark


Shares



Ranking     1995                           1994                         1993                        1992
-------------------------------------------------------------------------------------------------------------------
 1. Switzerland          44.12%   Japan              21.44%   Hong Kong         116.70%   Hong Kong          32.29%
 2. US                   37.58%   Sweden             18.34%   Malaysia          110.00%   Mexico(Free)       24.98%
 3. Sweden               33.36%   Netherlands        11.70%   Singapore(Free)    67.97%   Malaysia           17.77%
 4. Spain                29.83%   Italy              11.56%   Mexico(Free)       49.35%   Switzerland        17.23%
 5. Netherlands          27.71%   Belgium             8.24%   Switzerland        45.79%   US                  7.62%
 6. Belgium              25.88%   Singapore(Free)     6.68%   Sweden             36.99%   Singapore(Free)     6.28%
 7. Hong Kong            22.57%   Australia           5.40%   Germany            35.64%   France              2.81%
 8. United Kingdom       21.27%   Germany             4.66%   Netherlands        35.28%   Netherlands         2.30%
 9. Canada               18.31%   Switzerland         3.54%   Australia          35.17%   Belgium            (1.47%)
10. Germany              16.41%   US                  1.32%   Spain              29.78%   United Kingdom     (3.65%)
11. France               14.12%   United Kingdom     (1.63%)  Italy              28.53%   Germany           (10.27%)
12. Australia            11.19%   Canada             (3.04%)  Austria            28.09%   Austria           (10.65%)
13. Malaysia              8.34%   Spain              (4.80%)  Japan              25.48%   Australia         (10.82%)
14. Singapore (Free)      6.45%   France             (5.18%)  United Kingdom     24.44%   Canada            (12.15%)
15. Italy                 1.05%   Austria            (6.28%)  Belgium            23.51%   Sweden            (14.41%)
16. Japan                 0.69%   Malaysia          (19.94%)  France             20.91%   Japan             (21.45%)
17. Austria              (4.72%)  Hong Kong         (28.90%)  Canada             17.58%   Spain             (21.87%)
18. Mexico (Free)       (20.37%)  Mexico(Free)      (40.55%)  US                 10.08%   Italy             (22.22%)



         1991                       1990                      1989
---------------------------------------------------------------------------------
 1. Mexico(Free)   126.05%    Mexico(Free)      62.65%    Austria        103.91%
 2. Hong Kong       49.52%    United Kingdom    10.29%    Mexico(Free)    89.20%
 3. Australia       33.64%    Hong Kong          9.17%    Malaysia        55.76%
 4. US              30.47%    Austria            6.33%    Germany         46.26%
 5. Singapore(Free) 24.96%    US                (3.10%)   Singapore(Free) 42.26%
 6. France          17.83%    Netherlands       (3.19%)   France          36.15%
 7. Netherlands     17.80%    Switzerland       (6.23%)   Netherlands     35.75%
 8. United Kingdom  16.02%    Malaysia          (7.91%)   US              31.69%
 9. Switzerland     15.77%    Germany           (9.36%)   Switzerland     26.21%
10. Spain           15.63%    Belgium          (10.98%)   Canada          24.30%
11. Sweden          14.42%    Singapore(Free)  (11.66%)   United Kingdom  21.87%
12. Belgium         13.77%    Canada           (13.00%)   Italy           19.42%
13. Canada          11.08%    France           (13.83%)   Belgium         17.29%
14. Japan            8.92%    Spain            (13.85%)   Spain            9.76%
15. Germany          8.16%    Australia        (17.54%)   Sweden           9.76%
16. Malaysia         4.94%    Italy            (19.19%)   Australia        9.30%
17. Italy           (1.82%)   Sweden           (20.99%)   Hong Kong        8.39%
18. Austria        (12.23%)   Japan            (36.10%)   Japan            1.71%







*Assumes reinvestment of dividend and capital gain distributions. Net dividends means dividends after reduction for taxes withheld at source. Mexico and U.S. reflect gross dividends since Mexican and U.S. companies do not withhold tax from U.S. investors. US Market represented by the S&P 500 Index. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. residents, in several cases.

Past performance is no guarantee of future results, nor do index results represent any past or expected performance of WEBS. It is not possible to invest in an index. Indices are unmanaged, and do not bear expenses, unlike WEBS. Foreign investing may be volatile and performance is subject to market fluctuations, political risks and currency risks.

Annual total return in US $ for each country index is based on the change for the period of 1/1 through 12/31 in the market and currency value of the individual stocks comprising each index, assuming reinvestment of any dividends and capital gains.

For more information on WEBS, including a prospectus which details charges and expenses, please call 1-800-810-WEBS. Please read the prospectus carefully before you invest or send money. Funds Distributor, Inc., Distributor.
--------------------------------------------------------------------------------
Sources: Lipper Analytical Services, Morgan Stanley Capital International and Standard and Poor's Corporation